As filed with the Securities and Exchange Commission on April 30, 2013

Registration Nos. 333-84023

and 811-09507

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 17	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 33	☒

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3003 - 77th Avenue, S.E., Mercer Island, Washington 98040

(Address of Depositor’s Principal Executive Offices)

(206) 232-8400

(Depositor’s Telephone Number, including Area Code)

Name and Address of Agent for Service:

Garrett B. Paddor

Vice President, Corporate Secretary, and General Counsel

Farmers New World Life Insurance Company

3003 - 77th Avenue, S.E.

Mercer Island, Washington 98040

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On May 1, 2013 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:

Units of interest in a separate account under individual flexible premium variable life insurance policies.

Prospectus

May 1, 2013

Farmers Variable Life

Flexible Premium Variable Life Insurance Policy

Issued by

Farmers New World Life Insurance Company

Through

Farmers Variable Life Separate Account A

Home Office	Service Center
3003 – 77th Avenue, S.E.	P.O. Box 724208
Mercer Island, Washington 98040	Atlanta, Georgia 31139
Phone: (206) 232-8400	Phone: 1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

This prospectus describes the Farmers Variable Life, an individual flexible premium variable life insurance policy, (the “Policy”) issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (the Death Benefit Proceeds) payable on the Insured’s life if the Insured dies while the Policy is in force. The amount of life insurance, and the number of years the Policy is in force, may increase or decrease, depending on the investment experience of the Subaccounts of the Farmers Variable Life Separate Account A (the “Variable Account”) in which you invest. You choose one of two death benefit options. This Policy is currently not being issued.

Investment Risk — Your Contract Value will vary according to the investment performance of the Portfolio(s) in which you invest and the Policy charges deducted. You bear the investment risk on amounts you allocate to the Subaccounts. You may be required to pay additional Premiums to keep the Policy in force if investment performance is too low. The Policy is not suitable as a short-term savings vehicle because the Surrender charge is considerable.

Loans, Withdrawals and Surrender — You may borrow against or withdraw money from this Policy, within limits. Loans and withdrawals reduce the Policy’s Death Benefit Proceeds and its Surrender Value, and increase the risk that your Policy will Lapse without value unless you pay additional Premiums. If your Policy Lapses while loans are outstanding, you will have no Surrender Value and you will likely have to pay a significant amount in taxes.

You choose one of two death benefit options. The death benefit will be at least the Principal Sum shown in the Policy’s specifications page, adjusted for any increases or decreases in Principal Sum, and reduced by any outstanding Loan Amount.

This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference. You should consider whether this Policy is suitable for you in light of your life insurance needs.

Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or to maintain this Policy through a loan or through withdrawals from another policy.

An investment in this Policy is not a bank deposit, and the Policy is not Insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Policy involves risk, including possible loss of Premiums. Please read the “Risk Summary” section of this prospectus. It describes some of the risks associated with investing in the Policy.

This Policy has 37 Funding choices – one Fixed Account (paying a guaranteed minimum fixed rate of interest) and 36 Subaccounts. The Subaccounts invest in the following 36 Portfolios:

❑	Calvert Variable Series, Inc.

VP SRI Mid Cap Growth Portfolio *

❑	Dreyfus Variable Investment Fund—Service Class Shares

Opportunistic Small Cap Portfolio

Quality Bond Portfolio

❑	The Dreyfus Socially Responsible Growth Fund, Inc.—Service Class Shares

❑	DWS Variable Series I—Class A Shares

DWS Bond VIP

DWS Global Small Cap Growth VIP

DWS Core Equity VIP

DWS International VIP

❑	DWS Variable Series II—Class A Shares

DWS Large Cap Value VIP

DWS Government & Agency Securities VIP

DWS High Income VIP

DWS Money Market VIP

DWS Small Mid Cap Growth VIP

❑	Fidelity Variable Insurance Products (“VIP”) Funds—Service Class Shares

Fidelity VIP Growth Portfolio

Fidelity VIP Index 500 Portfolio

Fidelity VIP Mid Cap Portfolio

❑	Franklin Templeton Variable Insurance Products Trust—Class 2 Shares

Franklin Small-Mid Cap Growth Securities Fund

Franklin Small Cap Value Securities Fund

Templeton Developing Markets Securities Fund

❑	Goldman Sachs Variable Insurance Trust—Institutional Class Shares

Goldman Sachs Strategic Growth Fund *

Goldman Sachs Mid Cap Value Fund *

Goldman Sachs Structured Small Cap Equity Fund

❑	Janus Aspen Series

Janus Aspen Balanced Portfolio (Service Shares)

Janus Aspen Forty Portfolio (Institutional Shares)

Janus Enterprise Portfolio (Service Shares)

❑	PIMCO Variable Insurance Trust—Administrative Class Shares

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged

PIMCO VIT Low Duration Portfolio

❑	Principal Variable Contracts Funds, Inc. (“PVC”)—Class 2 Shares

PVC Equity Income Account

PVC MidCap Account (formerly the PVC MidCap Blend Account)**

PVC SmallCap Growth Account II

PVC Principal Capital Appreciation Fund

❑	Principal Variable Contracts Funds, Inc. (“PVC”)—Class 2 Shares Strategic Asset Management (SAM) Portfolios

PVC SAM Balanced Portfolio

PVC SAM Conservative Balanced Portfolio

PVC SAM Conservative Growth Portfolio

PVC SAM Flexible Income Portfolio

PVC SAM Strategic Growth Portfolio

* The Subaccount that invests in this Portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Effective May 1, 2013, the PVC MidCap Blend Account changed its name to the PVC MidCap Account.

A prospectus for each of the Portfolios available through this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Appendix A—Guaranteed Maximum Cost of Insurance Rates	A-1
Appendix B—Table of Surrender Charge Factors	B-1

iii

Policy Benefits/Risks Summary

This summary provides only a brief overview of the more important benefits and risks of the Policy. You may obtain more detailed information about the Policy later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of the prospectus that defines certain words and phrases used in the prospectus.

Policy Benefits

Your Policy in General

•

Tax-Deferred Accumulation. This Policy is an individual flexible premium variable life insurance policy. The Policy offers lifetime insurance protection, with a death benefit payable if the Insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred Cash Value accumulation. The Policy’s Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the Premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the Fixed Account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals) on your Contract Value.

•

Long-Term Savings Vehicle. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences if you decide to Surrender your Policy early; you may be required to pay a Surrender charge that applies during the first fourteen years of the Policy.

•

Personalized Illustrations. You may request personalized illustrations from your agent in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of Lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Cash Value.

•

Fixed Account. You may place money in the Fixed Account where we guarantee that it will earn interest at an annual rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by most of the fees and charges we assess. The Fixed Account is part of our General Account.

•

Separate Account. You may allocate premium(s) and Contract Value to one or more Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Portfolios listed on the cover of this prospectus. Investment returns from amounts allocated to the Subaccounts will vary each day with the investment experience of these Subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

Premium Flexibility

•

Flexible Premiums. You can select a premium plan. Within certain limits specified in your Policy, you can vary the frequency and amount of Premiums. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. After you pay an Initial Premium, you can pay subsequent Premiums (minimum $25) at any time. You may also choose to have Premiums deducted directly from your bank account.

•

Minimum Premiums. This Policy does not provide a no-Lapse period. Paying the minimum Premiums for the Policy may reduce your risk of Lapse, but will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep the Policy in force until maturity.

•

Right-to-Examine Period. You may cancel a Policy during the “Right-to-Examine Period” by returning it to our Home Office. If you decide to cancel the Policy during the Right-to-Examine Period, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all Premiums paid for the Policy. The terms of the Right-to-Examine Period may be different for Policy Owners over age 60 who purchased their Policy in California.

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•	Policy Availability. The Policy is currently not available for sale.

Death Benefit

•	As long as the Policy remains in force, we will pay a death benefit payment to the Beneficiary upon the death of the Insured.

•	You must choose one of two death benefit options under the Policy.

•	Option A is a variable death benefit through Attained Age 99 that is the greater of:
¡	the Principal Sum plus the Contract Value on the date of death; or
¡	the Contract Value multiplied by the applicable death benefit percentage.

•	Option B is a level death benefit through Attained Age 99 that is the greater of:
¡	the Principal Sum on the date of death; or
¡	the Contract Value multiplied by the applicable death benefit percentage.

•

Any Death Benefit Proceeds paid will be increased by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and will be reduced by the amount of any outstanding Loan Amount (and any interest you owe) and any due and unpaid Monthly Deductions.

•

Change in Death Benefit Option and Principal Sum. After the first Policy year, you may change the death benefit option or increase or decrease the Principal Sum once each Policy year if the Insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and Principal Sum during the same Policy year unless done simultaneously). Surrender charges may apply. A change in death benefit option or Principal Sum may have tax consequences.

Surrender and Withdrawals

•

Surrender. At any time while the Policy is in force, you may submit a written request to Surrender your Policy and receive the Surrender Value (that is, the Contract Value minus any Surrender charge, and minus any outstanding Loan Amount and any interest you owe). A Surrender may have tax consequences.

•	Partial Withdrawals. After the first Policy year, you may submit a written request to withdraw part of the Surrender Value, subject to the following rules. Withdrawals may have tax consequences.

¡	You may make only 1 withdrawal each calendar quarter.
¡	You must request at least $500.
¡	You may not request more than 75% of the Surrender Value.
¡	For each withdrawal, we deduct a processing fee equal to the lesser of $25 or 2% of the withdrawal.
¡	In addition, Surrender charges may apply to the withdrawal if you have selected a level death benefit (Option B).
¡	If you select a level death benefit (Option B), the Principal Sum will be reduced by the amount of the partial withdrawal (but not by any Surrender charges or the processing fee).

Transfers

•	Each Policy year, you may make an unlimited number of transfers from and among the Subaccounts and one transfer from the Fixed Account.
•	Transfers from Subaccounts must be a minimum of $250, or the total value in the Subaccount if less.
•

Transfers from the Fixed Account may not be for more than 25% of the unloaned value in the Fixed Account. If the balance in the Fixed Account after the transfer is less than $250, then the entire balance will be transferred.

•	We charge $25 for the 13th and each additional transfer during a Policy year.

Loans

•

You may take a loan against the Policy for amounts up to the Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, minus the loan interest you would have to pay by the next Policy anniversary. To secure the loan, we transfer an amount equal to the loan from the Subaccounts and Fixed Account to the loan account (part of our General Account). Unless you specify otherwise, the amount is withdrawn from the Subaccounts and the Fixed Account on a pro-rata basis.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.

5

•

During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or date of any Policy loan increases or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

•	You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, and must be clearly marked as “loan repayments” or they will be credited as Premiums.
•	We deduct any unpaid loans, plus any interest you owe, from the proceeds payable on the Insured’s death.
•	A loan may have adverse tax consequences.

Policy Risks

Risk of Poor Investment Performance

If you invest your Contract Value in one or more Subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could Lapse without value, unless you pay additional Premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Policy Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.

If you allocate Premiums and Contract Value to the Fixed Account, we will credit your Contract Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risks of Market Timing and Disruptive Trading

This Policy and the underlying Portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying Portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying Portfolios, see the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section.

Risk of Lapse

This Policy does not provide a no-Lapse period. You greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. Paying the minimum Premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep your Policy in force until maturity.

Loans, withdrawals, any increase in the Principal Sum, any increase in the current charges, and/or poor investment returns, could increase your risk of Lapse.

Your Policy will enter a 61-day pre-Lapse grace period if either of the following occurs:

•

total Premiums paid (minus withdrawals, but not including Surrender charges or the processing fee) are less than the Cumulative Minimum Premiums, and the Surrender Value is not large enough to cover the Monthly Deduction when due; or

•

total Premiums paid (minus withdrawals, but not including Surrender charges or the processing fee) are greater than the Cumulative Minimum Premiums, but the Contract Value, minus any outstanding Loan Amount and any interest you would owe if you Surrender the Policy, is too low to pay the entire Monthly Deduction when due.

Whenever your Policy enters the 61-day grace period, you must make a sufficient payment before the grace period ends. Market performance alone will not be deemed to constitute a sufficient payment. A premium payment is required. If you do not make a sufficient payment during the grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. We will notify you if a grace period begins and of the minimum payment due.

A Policy Lapse may have adverse tax consequences.

6

You may reinstate a Lapsed Policy within three years after the Policy enters the grace period, if the Insured meets our insurability requirements and you pay the amount we require. We will not reinstate a Policy that has been Surrendered for the Surrender Value.

Tax Risks

A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements to a Policy issued on a special Premium Class basis, particularly if the full amount of Premiums permitted under the Policy is paid.

Depending on the total amount of Premiums you pay during the first seven years of a Policy, the Policy may be treated as a modified endowment contract (“MEC”) under Federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then withdrawals, a Surrender and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of withdrawals, a Surrender and loans taken before you reach age 59 1/2. There may also be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. You should consult a qualified tax adviser about such loans.

The Federal tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial withdrawals at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches age 100. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

Limits on Cash Withdrawals

The Policy permits you to take only one partial withdrawal in any calendar quarter, after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Surrender Value. You may not withdraw less than $500. If 75% of the Surrender Value is less than $500, then a partial withdrawal is not available.

A withdrawal reduces the Surrender Value and Contract Value and will increase the risk that the Policy will Lapse. Surrender charges are assessed on certain partial withdrawals. A withdrawal also may have tax consequences.

A withdrawal will reduce the death benefit. If you select a level death benefit (Option B), a partial withdrawal will permanently reduce the Principal Sum by the amount of the withdrawal (not including the Surrender charge or the processing fee). If a variable death benefit (Option A) is in effect when you make a withdrawal, the death benefit will be reduced by the amount that the Contract Value is reduced.

Loan Risks

A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the Subaccounts and Fixed Account and place this amount into the loan account as collateral. We credit a fixed interest rate of 3% per year to the loan account. During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. As a result, the loan collateral does not participate in the investment results of the Subaccounts, nor does it receive as high an interest rate as amounts allocated to the Fixed Account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts and the interest rate charged against and credited to the Fixed Account, the effect could be favorable or unfavorable.

A Policy loan affects the death benefit because a loan reduces the Death Benefit Proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans.

A Policy loan will increase the risk that the Policy will Lapse. There is a risk that if the Loan Amount, together with poor investment performance and payment of monthly insurance charges, reduces your Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the Monthly Deduction when due, then the Policy will enter the 61-day grace period, and possibly Lapse. Adverse tax

7

consequences could result. In addition, the tax consequences of loans after the fourteenth Policy year are uncertain. You should consult a tax adviser about such loans.

Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums you pay to keep the Policy in force.

Effects of Surrender Charges

The Surrender charges under this Policy are significant during the first 14 Policy years. It is likely that you will receive no Surrender Value if you Surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial Principal Sum for a substantial period of time.

Even if you do not ask to Surrender your Policy, Surrender charges may play a role in determining whether your Policy will Lapse. If you have not paid sufficient Premiums, the Surrender Value is the measure we use to determine whether your Policy will enter a grace period, and possibly Lapse.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information.

There is no assurance that any of the Portfolios will achieve its stated investment objective.

8

Fee Table

The following tables describe the fees and charges that you will pay when buying and owning the Policy1. If the amount of a charge depends on the personal characteristics of the Insured or the Owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical Policy Owner or Insured with the characteristics listed below. These charges may not be typical of the charges you will pay since you may not be of the same age, gender, and risk class as the typical Insured.

The first table describes the fees and charges that you will pay when you pay Premiums, make cash withdrawals from the Policy, fully Surrender the Policy, transfer Cash Value among the Subaccounts and the Fixed Account, or increase the Principal Sum of the Policy.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Premium Charge	Upon payment of each premium	3.5% of Premiums paid	3.5% of Premiums paid
Partial Withdrawal Charge	Upon cash withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge[3]	Upon full Surrender of the Policy during first 14 Policy years	Per $1,000 of Premiums paid	Per $1,000 of Premiums paid
1. Deferred Sales Charge Component:

¿ Minimum Charge in Policy year 1[4]		$50 per $1,000	$50 per $1,000

¿ Maximum Charge in Policy year 1[5]		$75 per $1,000	$75 per $1,000

¿ Charge in Policy year 1 for an Insured younger than age 66 on the issue date		$75 per $1,000	$75 per $1,000

[1]	The actual charges assessed under the Policy may be somewhat higher or lower than the charges shown in the fee table because fee table charges have been rounded off in accordance with SEC regulations.
[2]

We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

[3]

The Surrender charge is equal to: (a) + (b), where (a) is the deferred sales charge component; and (b) is the administrative component. The deferred sales charge component of the Surrender charge is assessed on the sum of all Premiums paid under the Policy. The administrative component of the Surrender charge is based upon the Issue Age, gender and Premium Class of the Insured and number of full Policy years since the issue date. The Surrender charge for an Insured with an Issue Age 65 or younger is level for 5 Policy years, then declines each year until it reaches zero in Policy year 15. For Insureds with an Issue Age greater than 65, the charge begins to decline in the 4th Policy year. The Surrender charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the Surrender charges that apply to you by contacting your agent and by referring to the Surrender charge tables in this prospectus.

[4]	The minimum deferred sales charge is based on an Insured who is older than 65 at issue.
[5]	The maximum deferred sales charge is based on an Insured who is younger than 66 at issue.

9

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
2. Administrative Component:[6]	Upon full Surrender of the Policy, upon a decrease in Principal Sum[7], and/or upon certain partial withdrawals[8], during first 14 Policy years	Per $1,000 of Principal Sum Surrendered or decreased	Per $1,000 of Principal Sum Surrendered or decreased

¿ Minimum Charge in Policy year 1[9]		$5.32 per $1,000	$5.32 per $1,000

¿ Maximum Charge in Policy year 1[10]		$17.50 per $1,000	$17.50 per $1,000

¿ Charge during Policy years 1-5 for a Policy insuring a male, Issue Age 32, who is in a preferred or standard non-nicotine Premium Class		$5.98 per $1,000	$5.98 per $1,000
Increase in Principal Sum Charge	Upon increase in Principal Sum	$300	$1.50 per $1000 of Principal Sum increase
Transfer Charge	Upon transfer	$25	First 12 transfers in a Policy year are free, $25 for each subsequent transfer
Additional Annual Report Fee	Upon request for additional annual report	$5	$5
Optional Riders with Transaction Fees:[11]
Accelerated Death Benefit Rider[12]	When a benefit is paid under this rider	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount
Accelerated Benefit Rider for Terminal Illness[13]	When a benefit is paid under this rider	$250 plus the actuarial discount	$150 plus the actuarial discount

The table below describes the fees and charges that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. Portfolio fees and expenses are additional daily charges that you will pay and they are shown in the table following this one.

[6]

The administrative component of the Surrender charge is calculated by multiplying the appropriate Surrender charge factor from the tables in Appendix B by the number of thousands of Principal Sum being Surrendered or decreased.

[7]

Only a decrease in the Principal Sum in effect on the issue date incurs a charge. If you decrease the Principal Sum that was in effect on the issue date, we will assess the administrative component of the Surrender charge on the amount of the decrease in the Principal Sum.

[8]

If the level death benefit (Option B) is in effect and you make a partial withdrawal during the first 14 Policy years, your Policy’s Principal Sum will be reduced by the amount of the withdrawal and we will assess the administrative component of the Surrender charge on this reduction.

[9]	The minimum charge is based on a female Insured younger than age 11.
[10]	The maximum charge is based on a male Insured in either the nicotine or non-nicotine standard class who is 66 or older at issue.
[11]

We are phasing out the availability of the Accelerated Death Benefit Rider, and replacing it with the Accelerated Benefit Rider for Terminal Illness (“ABR-TI”) as soon as the ABR-TI is approved for sale in a state.

[12]

Charges for the accelerated death benefit rider vary by the amount of death benefit that is accelerated. The charges shown may not be representative of the charges you will pay. You can obtain more information about these rider charges by contacting your agent.

[13]

The administrative charge for this rider varies by state. It is guaranteed to equal $150 in Texas and $0 in Mississippi and Nebraska. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit.

10

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Monthly Administrative Charge	Monthly on the issue date and on each Monthly Due Date	$8.00 per month	$5.00 per month
Cost of Insurance[14] (No Special Premium Class Charge or Extra Ratings)[15]	Monthly on the issue date and on each Monthly Due Date[16]	Per $1,000 of Risk Insurance Amount[17] each month	Per $1,000 of Risk Insurance Amount each month

¿ Minimum Charge[18]		$0.06 per $1,000	$0.06 per $1,000

¿ Maximum Charge[19]		$83.07 per $1,000	$41.82 per $1,000

¿ Charge for a Policy insuring a male, Issue Age 32, in the standard non-nicotine Premium Class, in Policy year 4		$0.15 per $1,000	$0.15 per $1,000
Monthly Special Premium Class Charge[20]	Monthly on the issue date and on each Monthly Due Date	Factor multiplied by Cost of Insurance Charge	Factor multiplied by Cost of Insurance Charge

¿ Minimum Charge		1	1

¿ Maximum Charge		5	5

¿ Charge for an Insured in a preferred or standard Premium Class (not in a Special Premium Class)		1	1

[14]

Cost of insurance charges are based on the Insured’s Issue Age, sex, and Premium Class, the Risk Insurance Amount and the number of months since the issue date. The cost of insurance charge rate you pay increases annually with the age of the Insured. The current cost of insurance rates generally increase significantly on the earlier of the 21st Policy year or the Insured’s age 80. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

[15]

Special Premium Class charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

[16]	The cost of insurance charge is assessed until the Insured attains age 100.
[17]

The Risk Insurance Amount equals the death benefit on a Monthly Due Date, minus the Contract Value at the end of the Business Day preceding the Monthly Due Date, plus all other charges that are due on the Monthly Due Date.

[18]	The minimum guaranteed charge is based on a female Insured, Attained Age 10. The minimum current charge is based on a female Insured, Issue Age 5 in Policy year 6.
[19]

This maximum charge is based on a male Insured, Attained Age 99, in any underwriting class who does not have any special Premium Class rating. This maximum charge will be higher for a Policy if it has a special Premium Class rating and/or a flat extra monthly charge.

[20]

If the Insured is in a special Premium Class, the cost of insurance charge will be the base rate times a special premium rating factor shown on the Policy’s specifications page. The monthly special Premium Class charge shown in the table may not be representative of any charge you may pay. If a monthly special Premium Class charge applies to your Policy, the charge will be shown on the Policy’s specifications page. You can obtain more information about the charge by contacting your agent.

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Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Flat Extra Monthly Charge[21]	Monthly on the issue date and on each monthly due date	Per $1,000 of Risk Insurance Amount each month	Per $1,000 of Risk Insurance Amount each month

¿ Minimum Charge		$0 per $1,000	$0 per $1,000

¿ Maximum Charge		$1,000 per $1,000	$25.00 per $1,000

¿ Charge for an Insured in a standard Premium Class		$0 per $1,000	$0 per $1,000
Mortality and Expense Risk Charge	Daily	0.90% (on an annual basis) of daily net assets in each Subaccount in which you are invested	0.90% (on an annual basis) of daily net assets in each Subaccount in which you are invested
Loan Interest Spread[22]	At the end of each Policy year	5.0% annually of amount in the loan account during the first 14 Policy years	1.5% annually of amount in loan account during the first 14 Policy years
Optional Riders with Periodic Charges:[23]
Accidental Death Benefit Rider[23]	Monthly on the issue date and on each Monthly Due Date	Per $1,000 of rider Principal Sum	Per $1,000 of rider Principal Sum

¿ Minimum Charge[24]		$0.09 per $1,000	$0.04 per $1,000

¿ Maximum Charge[25]		$0.38 per $1,000	$0.34 per $1,000

¿ Charge for an Insured at Attained Age 36		$0.09 per $1,000	$0.06 per $1,000

[21]

A flat extra monthly charge is assessed on policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to Insureds in hazardous occupations, to Insureds who participate in hazardous avocations, such as aviation, and to Insureds with certain physical impairments. Any flat extra charge will be shown on the Policy’s specifications page. The flat extra monthly charge shown in the table may not be representative of any charge you may pay. You can obtain more information about the charge by contacting your agent.

[22]

During the first 14 Policy years, the loan interest spread is the difference between the amount of interest we charge you for a loan (currently 4.5%, guaranteed not to exceed 8.00%, compounded annually) and the amount of interest we credit to the amount in your loan account (currently 3%, guaranteed to be no lower than 3%, annually). After the 14th Policy year, the maximum loan interest rate we charge and the minimum loan interest we credit is 3%, compounded annually, so that the loan interest spread is 0%.

[23]

Charges for the Accidental Death Benefit rider, the Monthly Disability Benefit rider, and Disability Waiver rider vary with the age of the Insured. Charges for the Additional Insured Term rider are based on the Additional Insured’s age, sex and Premium Class and generally increase annually with the age of the Additional Insured. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

[24]	The minimum charge is based on any Insured at Attained Age 13.
[25]

The maximum charge is based on an Insured at Attained Age 69 whose occupation and/or avocations at issue lead the Company to believe the Insured’s risk of accidental death is roughly double that of a typical Insured.

12

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Monthly Disability Benefit Rider[23,26]	Monthly on issue date and on each month due date	Charge assessed each month per $100 of monthly benefit	Charge assessed each month per $100 of monthly benefit

¿ Minimum Charge[27]		$6 per month per $100 of monthly benefit	$4 per month per $100 of monthly benefit

¿ Maximum Charge[28]		$40 per month per $100 of monthly benefit	$30 per month per $100 of monthly benefit

¿ Charge at the Insured’s Attained Age 35		$7 per month per $100 of monthly benefit	$4.50 per month per $100 of monthly benefit
Disability Waiver Rider[23,26]	Monthly on the issue date and on each Monthly Due Date	Charge assessed as a percentage of all other monthly charges	Charge assessed as a percentage of all other monthly charges

¿ Minimum Charge[27]		6%	4%

¿ Maximum Charge[28]		40%	30%

¿ Charge at the Insured’s Attained Age 34		7%	4.5%
Children’s Term Rider	Monthly on issue date and on each Monthly Due Date	$0.87 per $1,000 of Children’s Term Rider amount	$0.78 per $1,000 of Children’s Term Rider amount
Additional Insured Term Rider[23]	Monthly on issue date and on each Monthly Due Date	Per $1,000 of Additional Insured Term Rider amount	Per $1,000 of Additional Insured Term Rider amount

¿ Minimum Charge[29]		$0.09 per $1,000	$0.09 per $1,000

¿ Maximum Charge[30]		$4.35 per $1,000	$4.10 per $1,000

¿ Charge for a rider where the Additional Insured is a female, Issue Age 31, in the preferred non-nicotine Premium Class, in Policy year 8		$0.16 per $1,000	$0.11 per $1,000

[26]

The Monthly Disability Benefit rider charge and the disability waiver rider charge depend on the Insured’s Attained Age and generally increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

[27]	The minimum charge is for an Insured at Attained Age 21.
[28]

The maximum charge is for an Insured at Attained Age 56 or older whose medical condition, occupation or avocations at issue lead the Company to believe the Insured’s risk of disability is roughly double that of a typical Insured.

[29]	The minimum charge is for an additional Insured in the female preferred non-nicotine class, Issue Age 21, in the first Policy year.
[30]

The maximum charge is at Attained Age 69 for a male smoker additional Insured whose rider was issued at his age 45 or younger. This maximum charge will be higher for a Policy with special Premium Class ratings and/or flat extra monthly charges.

13

The following table shows the range of Portfolio fees and expenses for the fiscal year ended December 31, 2012. Expenses of the Portfolios may be higher or lower in the future. You can obtain more detailed information concerning each Portfolio’s fees and expenses in the prospectus for each Portfolio.

Range of Annual Operating Expenses for the Portfolios1

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.20%	1.60%

[1]

The Portfolio expenses used to prepare this table were provided to Farmers by the Fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2012. Current or future expenses may be greater or less than those shown.

Redemption Fees

A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a withdrawal or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the Portfolio prospectus.

Distribution Costs

For information concerning the compensation paid for the sale of the Policies, see “Distribution of the Policies.”

Personalized Illustrations

Your Policy can Lapse before maturity, depending on the Premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. You should request personalized illustrations from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is located at 3003—77th Avenue, S.E., Mercer Island, Washington 98040. We are obligated to pay all benefits under the Policy.

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at an annual net effective interest rate of at least 3%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account may not be available in all states.

Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you

14

make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the Fixed Account for partial withdrawals, transfers to the Subaccounts, or charges for the Monthly Deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not been reviewed by the staff of the SEC. However, Fixed Account disclosure may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the Variable Account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. Farmers may use the Variable Account to support other variable life insurance policies Farmers issues. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws.

The Variable Account is divided into Subaccounts, each of which invests in shares of one Portfolio of a Fund.

Income, gains, and losses credited to, or charged against, a Subaccount of the Variable Account reflect the Subaccount’s own investment experience and not the investment experience of our other assets. The Variable Account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the Variable Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more Subaccounts may also be transferred to any other Subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

The Portfolios

Each Subaccount of the Variable Account invests exclusively in shares of a designated Portfolio of a Fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio. Each Fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

The assets of each Portfolio are separate from the assets of any other Portfolio, and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment Portfolio and the income or loss of one Portfolio has no effect on the investment performance of any other Portfolio.

Each of the Portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the Portfolio. These investments must be consistent with the investment objective, policies and restrictions of that Portfolio.

Some of the Portfolios have been established by investment advisers that manage retail mutual Funds sold directly to the public having similar names and investment objectives to the Portfolios available under the Policy.

15

While some of the Portfolios may be similar to, and may in fact be modeled after, publicly traded mutual Funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual Fund.

Consequently, the investment performance of publicly traded mutual Funds and any similarly named Portfolio may differ substantially from the Portfolios available through this Policy.

An investment in a Subaccount, or in any Portfolio, including the DWS Money Market VIP, is not Insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market Subaccount may become extremely low and possibly negative.

Subaccounts Closed to New Investors

Three Subaccounts, which invest in the following Portfolios, are closed to new investors:

Portfolio	Fund	Effective Date
VP SRI Mid Cap Growth Portfolio	Calvert Variable Series, Inc.	September 1, 2008
Goldman Sachs Strategic Growth Fund	Goldman Sachs Variable Insurance Trust	September 1, 2008
Goldman Sachs Mid Cap Value Fund	Goldman Sachs Variable Insurance Trust	May 1, 2006

If you purchased your Contract before the effective date shown in the table above, and had Contract Value allocated to an affected Subaccount on the effective date, you may:

(1)	remain invested in the affected Subaccount;
(2)	continue to allocate new premium to the affected Subaccount; and
(3)	transfer into and out of the affected Subaccount.

However, if and when you fully transfer out of an affected Subaccount, you will not be permitted to allocate new premium to that Subaccount or to transfer Contract Value into or out of that Subaccount.

Investment Objectives of the Portfolios

The following table summarizes each Portfolio’s investment objective(s) and policies. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of the risks, conditions of investing, and fees and expenses of each Portfolio in the prospectuses for the Portfolios that are attached to this prospectus. You should read the prospectuses carefully.

Portfolio	Investment Objective and Investment Advisor
Calvert VP SRI Mid Cap Growth Portfolio [1]	Seeks long-term capital appreciation by investing primarily in a non-diversified Portfolio of equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth and that meet the Portfolio’s investment criteria, including financial, sustainability and social responsibility factors. The investment advisor is Calvert Investment Management, Inc. The sub-advisor is New Amsterdam Partners LLC.
Dreyfus VIF Opportunistic Small Cap Portfolio (Service Class Shares)	Seeks capital growth. Investment advisor is The Dreyfus Corporation.
Dreyfus VIF Quality Bond Portfolio (Service Class Shares)	Seeks to maximize total return, consisting of capital appreciation and current income. Investment adviser is The Dreyfus Corporation.
DWS Bond VIP (Class A Shares)	The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the fund invests in at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. Deutsche Investment Management Americas, Inc. is the investment advisor for the fund.

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Portfolio	Investment Objective and Investment Advisor
DWS Large Cap Value VIP (Class A Shares)	The fund seeks to achieve a high rate of total return. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000® Value Index and that portfolio management believes are undervalued. Deutsche Investment Management Americas, Inc. is the investment advisor for the fund.
DWS Global Small Cap Growth VIP (Class A Shares)	The fund seeks above-average capital appreciation over the long term. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 30% of the companies in the S&P Developed Broad Market Index). Deutsche Investment Management Americas, Inc. is the investment advisor for the fund.
DWS Government & Agency Securities VIP (Class A Shares)	The fund seeks high current income consistent with preservation of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. Deutsche Investment Management Americas, Inc. is the investment advisor for the fund.
DWS Core Equity VIP (Class A Shares)	The fund seeks long-term growth of capital, current income and growth of income. Under normal circumstances, the fund invests at least 80% of total assets, determined at the time of purchase, in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management may favor securities from different industries and companies at different times. Deutsche Investment Management Americas, Inc. is the investment advisor for the fund. QS Investors, LLC (“QS Investors”), is the subadvisor for the fund.
DWS High Income VIP (Class A Shares)	The fund seeks to provide a high level of current income. Under normal circumstances, the Fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. Deutsche Investment Management Americas, Inc. is the investment advisor for the fund.
DWS International VIP (Class A Shares)	The fund seeks long-term growth of capital. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). Deutsche Investment Management Americas, Inc. is the investment advisor for the fund.
DWS Money Market VIP (Class A Shares)	The fund seeks maximum current income to the extent consistent with stability of principal. The fund pursues its objective by investing in high quality, short-term securities, as well as repurchase agreements that are backed by high-quality short-term securities. Deutsche Investment Management Americas, Inc. is the investment advisor for the fund.

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Portfolio	Investment Objective and Investment Advisor
DWS Small Mid Cap Growth VIP (Class A Shares)	The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of small and mid-sized US companies. The fund defines small companies as those that are similar in market capitalization to those in the Russell 2000® Growth Index. The fund defines mid-sized companies as those that are similar in market capitalization to those in the Russell Midcap® Growth Index. Deutsche Investment Management Americas, Inc. is the investment advisor for the fund.
Fidelity VIP Growth Portfolio (Service Class Shares)	The Fund seeks to achieve capital appreciation. FMR is the Fund’s manager. FMR, Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the Fund.
Fidelity VIP Index 500 Portfolio (Service Class Shares)	The Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S & P500® Index. Fidelity Management & Research Company (FMR) is the Fund’s manager. Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC) serve as sub-advisers for the Fund.
Fidelity VIP Mid Cap Portfolio (Service Class Shares)	The Fund seeks long-term growth of capital. Fidelity Management & Research Company (FMR) is the Fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the Fund.
Franklin Small Cap Value Securities Fund (Class 2 Shares)	The Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. The investment advisor is Franklin Advisory Services, LLC.
Franklin Small-Mid Cap Growth Securities Fund (Class 2 Shares)	Seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies. The investment advisor is Franklin Advisers, Inc.
Goldman Sachs Strategic Growth Fund (Institutional Class Shares)	Seeks long-term growth of capital. Investment advisor is Goldman Sachs Asset Management, L.P.
Goldman Sachs Mid Cap Value Fund (Institutional Class Shares) [1]	Seeks long-term capital appreciation. Investment advisor is Goldman Sachs Asset Management, L.P.
Goldman Sachs Structured Small Cap Equity Fund (Institutional Class Shares)	Seeks long-term growth of capital. Investment advisor is Goldman Sachs Asset Management, L.P.
Janus Aspen Balanced Portfolio (Service Shares)	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Investment advisor is Janus Capital Management LLC.
Janus Aspen Forty Portfolio (Institutional Shares)	Seeks long-term growth of capital. Investment advisor is Janus Capital Management LLC.
Janus Aspen Enterprise Portfolio (Service Shares)	Seeks long-term growth of capital. Investment advisor is Janus Capital Management LLC.
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment advisor is Pacific Investment Management Company LLC.
PIMCO VIT Low Duration Portfolio (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment advisor is Pacific Investment Management Company LLC.

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Portfolio	Investment Objective and Investment Advisor
PVC Equity Income Account (Class 2 Shares)	Seeks to provide a relatively high level of current income and long-term growth of income and capital. The investment adviser is Principal Management Corporation and the sub-adviser is Edge Asset Management, Inc.
PVC MidCap Account (formerly the PVC MidCap Blend Account) (Class 2 Shares) [2]	Seeks to provide long-term growth of capital. The investment adviser is Principal Management Corporation and the sub-adviser is Principal Global Investors, LLC.
PVC SAM Balanced Portfolio (Class 2 Shares)	Seeks to provide as high a level of total return (consisting of reinvestment income and capital appreciation), consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Conservative Balanced Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Conservative Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Flexible Income Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Strategic Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SmallCap Growth Account II (Class 2 Shares)	Seeks long-term growth of capital. The investment adviser is Principal Management Corporation and the sub-advisor is: Emerald Advisers, Inc.
PVC Capital Appreciation Fund (Class 2 Shares)	Seeks to provide long-term growth of capital. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
Templeton Developing Markets Securities Fund (Class 2 Shares)	Seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments. The investment advisor is Templeton Asset Management, LTD.
The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)	Seeks to provide capital growth, with current income as a secondary goal. Investment advisor is The Dreyfus Corporation.

[1]	The Subaccount that invests in this Portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”
[2]	Effective May 1, 2013, the PVC MidCap Blend Account changed its name to the PVC MidCap Account.

In addition to the Variable Account, the Funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Farmers nor the mutual Funds currently foresee any such disadvantages, either to variable life insurance policy Owners or to variable annuity contract Owners, each Fund’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy Owners and variable annuity contract Owners, and will determine what action, if any, it should take. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws,

19

or (3) differences in voting instructions between those given by variable life insurance policy Owners and those given by variable annuity contract Owners.

If a Fund’s Board of Directors (or Trustees) were to conclude that separate Funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy Owners and variable annuity contract Owners would no longer have the economies of scale resulting from a larger combined Fund.

Please read the attached prospectuses for the Portfolios to obtain more complete information regarding the Portfolios.

Selection of the Portfolios

The Portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Portfolio or one of its service providers (e.g., the investment adviser) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Portfolios adviser was an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new Premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Policy Owners.

You are responsible for choosing to invest in the Portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Portfolio. After you select Subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Portfolios available as investment options in the Policy.

Revenue We Receive From the Portfolios and/or Their Service Providers. We (and our affiliates) may directly or indirectly receive payments from the Portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. We and/or our affiliate, Farmers Financial Solutions, LLC (“FFS”), the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the Portfolios that charge a 12b-1 fee. See the prospectuses of the Portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the Portfolios owned by the Subaccounts available under this Policy and certain other variable insurance products that we issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the Portfolios’ service providers for administrative and other services we perform relating to Variable Account operations that might otherwise have been provided by the Portfolios. The amount of this compensation is based on a percentage of the average assets of the particular Portfolios attributable to the Policy and to certain other variable insurance products that we issue. These percentages currently range from 0.10% to 0.25% and may be significant. Some service providers may pay us more than others.

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The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
Dreyfus	0.25%	Janus	0.25%
DWS	0.25%	PIMCO	0.15%
Fidelity	0.25%	Principal	0.25%
Franklin Templeton	0.25%
*	Payments are based on a percentage of the average assets of each underlying Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by us.

•

Other payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the Portfolios. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the Portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see the “Distribution of the Policies” section.

Availability of the Portfolios

We do not guarantee that each Portfolio will always be available for investment through the Policies.

We reserve the right, subject to applicable law, to add new Portfolios or classes of Portfolio shares, remove or close existing Portfolios or classes of Portfolio shares, or substitute Portfolio shares held by any Subaccount for shares of a different Portfolio. New or substitute Portfolios or classes of Portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a Portfolio are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate, we may redeem the shares of that Portfolio and substitute shares of another Portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal Owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as you and other Policy Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Contract Value you have in that Portfolio (as of a date set by the Portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each Subaccount in which you have an investment.

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard

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voting instructions, we will send you a summary in the next annual report to Policy Owners advising you of the action and the reasons we took such action.

The Policy

Purchasing a Policy

Please note that we are no longer offering the Policies for sale. This “Purchasing a Policy” section is included in the prospectus for your information.

To purchase a Policy, you must send the application and, in most cases, an Initial Premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control (for example, because of the failure of a registered representative to forward the application to us or our Service Center promptly, or because of delays in determining whether the Policy is suitable for you). Any such delays will affect when your Policy can be issued and your premium is allocated among the investment choices you have selected.

Acceptance of an application is subject to our insurance underwriting. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

We determine the minimum Principal Sum (death benefit) for a Policy based on the Attained Age of the Insured when we issue the Policy. The minimum Principal Sum for the preferred Premium Class is $150,000, and $50,000 for all others. The maximum Issue Age for Insureds in the preferred underwriting class is age 75, and for all other Premium Classes is age 80. We base the minimum Initial Premium for your Policy on a number of factors including the age, sex and Premium Class of the Insured and the amount of the Principal Sum. We currently require a minimum Initial Premium as shown on your Policy’s specifications page.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a Surrender charge on your old policy. There will be a new Surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. This Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Temporary Insurance Coverage. If the primary proposed Insured meets our eligibility requirements for temporary insurance coverage, then we will provide the primary proposed Insured and children to be covered under a Children’s Insurance Rider with temporary insurance coverage in the amount applied for (excluding Accidental Death Benefit) or $50,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.

Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

•	The date full insurance coverage becomes effective;
•

The date the proposed Insured receives notice that their application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or

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•	The date the proposed Insured or the Owner signs a request to cancel the application or rejects the Policy.

Full Insurance Coverage. If we issue the Policy as applied for, full insurance coverage under the Policy will take effect on the issue date, provided sufficient payment has been received. If we issue a Policy other than as applied for, full insurance coverage will take effect either upon the completion of all underwriting and Owner payment for and acceptance of the Policy, or on the issue date, whichever is later. The issue date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Full insurance coverage will not begin before the issue date printed in the Policy, if issued.

Generally, we will issue the Policy if we determine that the Insured meets our underwriting requirements and we accept the original application. On the issue date, we will allocate your premium (multiplied by the Percent of Premium Factor) to the Fixed Account until the Reallocation Date, and we will begin to deduct Monthly Deductions from your Contract Value. See “Allocating Premiums.”

Backdating. We may sometimes backdate a Policy, if you request, by assigning an issue date earlier than the Record Date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. Backdating may result in higher Surrender charges if the Deferred Sales Charge or Administrative Components are based on certain lower age brackets. (See “Surrender Charge.”) For a backdated Policy, Monthly Deductions, including cost of insurance charges, will begin on the backdated issue date. You will therefore incur charges for the period between the issue date and the Record Date as though full insurance coverage is in effect during this period, even though full coverage does not in fact begin until the Record Date (or a few days prior to the Record Date in some cases).

Cancelling a Policy (Right-to-Examine Period)

You may cancel a Policy during the “Right-to-Examine Period” by returning it to our Home Office. In most states, the Right-to-Examine Period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the Right-to-Examine Period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all Premiums paid for the Policy.

Policies Sold in California. If you purchase your Policy in California, and are 60 years of age or older at the time, the Right-to-Examine Period lasts for 30 days from the date you receive the Policy. You may cancel the Policy at any time during the Right-to-Examine Period by returning it to our Home Office at Mercer Island, Washington or to the agent who sold you the Policy.

During the 30-day Right-to-Examine Period (plus 10 days), we will place your premium in the Fixed Account, unless you specifically direct that we allocate your premium to the Subaccounts and Fixed Account you selected on the application. We will credit your premium(s) placed in the Fixed Account with interest at the current Fixed Account interest rate. If your premium is placed solely in the Fixed Account, we will refund to you all Premiums and Policy fees you paid as of the business day on which we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier).

If you have directed that your premium be invested in the Subaccounts, rather than the Fixed Account, during the Right-to-Examine Period, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier). Any amounts refunded will reflect the investment performance of the Subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less than the premium you paid for this Policy. If you decide to cancel this Policy after the Right-to-Examine Period has expired, we will impose a Surrender charge on the transaction.

State Variations

This prospectus provides you with important information about Farmers Variable Life. However, we will also issue you a Policy, which is a separate document from this prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy (and the endorsements and riders attached to your Policy) for the provisions that apply in your state. If you would like an additional copy of your Policy and its endorsements and riders, if any, contact our Service Center.

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Other Policies

We offer other life insurance policies that have different investment options, death benefits, policy features and policy charges from this Policy. For more information about the other policies, please contact our Service Center or your agent.

Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the Ownership rights and options described in the Policy. The Insured is the Owner unless the application specifies a different person as the Owner. If the Owner dies before the Insured and no successor Owner is named, then ownership of the Policy will pass to the Insured. The Owner may designate the Beneficiary (the person to receive the death benefit when the Insured dies) in the application.

Changing the Owner	• You may change the Owner by providing a written request to us at any time while the Insured is alive.
• The change takes effect on the date that the written request is signed.
• We are not liable for any actions we may have taken before we received the written request.
• Changing the Owner does not automatically change the Beneficiary.
Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Selecting and Changing the Beneficiary	• If you designate more than one beneficiary, then each beneficiary shares equally in any Death Benefit Proceeds unless the Beneficiary designation states otherwise.
• If the Beneficiary dies before the Insured, then any contingent beneficiary becomes the Beneficiary.
• If both the Beneficiary and contingent Beneficiary die before the Insured, then we will pay the death benefit to the Owner or the Owner’s estate once the Insured dies.

•     You can request a delay clause that provides that if the Beneficiary dies within a specified number of days (maximum 180 days) following the Insured’s death, then the Death Benefit Proceeds will be paid as if the Beneficiary had died first.

• You can change the Beneficiary by providing us with a written request while the Insured is living.
• The change in Beneficiary is effective as of the date you sign the written request.
• We are not liable for any actions we may have taken before we received the written request.

Assigning the Policy	• You may assign Policy rights while the Insured is alive.
• The Owner retains any ownership rights that are not assigned.
• The assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
• Claims under any assignment are subject to proof of interest and the extent of the assignment.
• We are not:
• bound by any assignment unless we receive a Written Notice of the assignment.
• responsible for the validity of any assignment.
• liable for any payment we made before we received Written Notice of the assignment.
Assigning the Policy may have tax consequences. See “Federal Tax Considerations.”

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Modifying the Policy

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the Variable Account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or
•	reflect a change in the Variable Account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Policy Termination

Your Policy will terminate on the earliest of:

•	the Maturity Date (Insured’s Attained Age 110);
•	the date the Insured dies;
•	the end of the grace period without a sufficient payment; or
•	the date you Surrender the Policy.

Premiums

Premium Flexibility

You have flexibility to determine the frequency and the amount of the Premiums you pay. You do not have to pay Premiums according to any schedule. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. Paying the minimum Premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep the Policy in force until maturity.

Before the issue date of the Policy (or if premium is paid on delivery of the Policy, before the Record Date), we will require you to pay the premium indicated on your Policy’s specification page. Thereafter, you may pay Premiums ($25 minimum) at any time. You must send all Premiums to our Service Center. We reserve the right to limit the number and amount of any unscheduled Premiums. You may not pay any Premiums after the Insured reaches Attained Age 100.

We multiply each premium by the Percent of Premium Factor (currently 0.965) and credit the resulting value to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and selling expenses.

We will treat any payment you make as a premium unless you clearly mark it as a loan repayment. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

Planned Premiums. You may determine a planned premium schedule that allows you to pay level Premiums at fixed intervals over a specified period of time. You are not required to pay Premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned Premiums by sending us a written request. We have the right to limit the amount of any increase in planned Premiums. Even if you make your planned Premiums on schedule, your Policy may Lapse if your Surrender Value (or unloaned Contract Value, in certain circumstances) ever becomes less than the Monthly Deduction. See “Risk Summary,” “Policy Lapse.”

Electronic Payments or Billing. If you authorize electronic payment of your Premiums from your bank account, or if you ask to be billed for your planned Premiums, the total amount of Premiums being debited, or billed,

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must be at least $300 per year. You can be billed, or make electronic payments, on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

You can stop paying Premiums at any time and your Policy will continue in force until the earlier of the Maturity Date (when the Insured reaches Attained Age 110), or the date when either (1) the Insured dies, or (2) the grace period ends after the Surrender Value has been exhausted, or (3) we receive your signed request to Surrender the Policy.

Tax Code Processing. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract (“MEC”) or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the excess portion of that premium. We will immediately notify the Owner and give an explanation of the issue by sending a letter to the Owner’s address of record. We will refund the excess premium no later than 2 weeks after receipt of the premium at the Service Center (the “refund date”), except in the following circumstances:

a.	the tax problem resolves itself prior to the refund date; or
b.	the tax problem relates to a MEC and we receive a signed acknowledgment from the Owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

During this two-week period, we will hold such excess Premiums in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.

Minimum Premiums

The full Initial Premium is the only premium required to be paid under the Policy. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the minimum premium. Paying the minimum Premiums will not necessarily keep your Policy in force. It is likely that additional Premiums may be necessary to keep the Policy in force to maturity.

The initial minimum premium for two alternative payment modes (for example, annual and monthly) is shown on your Policy’s specifications page. The minimum premium depends on a number of factors including the age, sex, and Premium Class of the proposed Insured, and the Principal Sum.

The minimum premium will change if:

•	you increase or decrease the Principal Sum;
•	you change the death benefit option;
•	you change or add a rider;
•	you take a partial withdrawal when you have elected the level death benefit option (Option B); or
•	the Insured’s Premium Class changes (for example, from nicotine to non-nicotine, or from standard to substandard).

If your Surrender Value (that is, the Contract Value, minus the Surrender charge, and minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy) becomes zero or less, and if the total Premiums you have paid, minus withdrawals (not including Surrender charges and processing fees), are less than the Cumulative Minimum Premiums under your Policy, then your Policy will enter a 61-day grace period. During the grace period, you must make a payment large enough to keep the Policy in force. The cumulative minimum premium is the sum of all past monthly-mode minimum Premiums since the issue date.

But if the total Premiums you have paid, minus withdrawals (not including Surrender charges and processing fees), are greater than the Cumulative Minimum Premiums, then your Policy will enter a grace period only if your Contract Value (minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy), is too low to pay the entire Monthly Deduction when due.

Your Policy can Lapse before maturity, depending on the Premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you with an illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain Issue Ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy. This is not true for all ages, classes, and investment results,

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however, so we encourage you to request an illustration from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your Initial Premium(s) to one or more Subaccounts of the Variable Account and to the Fixed Account according to the following rules.

•	You must put at least 1% of each premium in any Subaccount or the Fixed Account you select.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional Premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future Premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the Subaccounts or the Fixed Account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of Subaccount allocations in effect at any one time.

Investment returns from amounts allocated to the Subaccounts will vary with the investment experience of these Subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

On the issue date, we will allocate your premium(s) received, times the Percent of Premium Factor, minus the Monthly Deduction(s), to the Fixed Account. If you make your first full premium payment upon delivery of the Policy, we will allocate your premium to the Fixed Account on the Business Day it is received at the Service Center. We also allocate any Premiums we receive from the issue date to the Reallocation Date (the Record Date, plus the number of days in your state’s right to examine period, plus 10 days) to the Fixed Account. While held in the Fixed Account, premium(s) will be credited with interest at the current Fixed Account rate. On the Reallocation Date, we will reallocate the Contract Value in the Fixed Account to the other Subaccounts (at the unit value next determined) and the Fixed Account in accordance with the allocation percentages provided in the application.

Unless additional underwriting is required or a situation described above in the “Tax Code Processing” section occurs, we invest all Premiums paid after the Reallocation Date on the Business Day they are received in our Service Center. We credit these Premiums to the Subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional Premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Your Contract Values

Your Contract Value

•    varies from day to day, depending on the investment experience of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

• serves as the starting point for calculating values under a Policy;
• equals the sum of all values in each Subaccount, the loan account and the Fixed Account;
• is determined on the issue date and on each Business Day;
• on the issue date, equals the Initial Premium times the Percent of Premium Factor, less the Monthly Deduction; and
• has no guaranteed minimum amount and may be more or less than Premiums paid.

Subaccount Value

Each Subaccount’s value is determined at the end of each Business Day. We determine your Policy’s value in each Subaccount by multiplying the number of units that your Policy has in the Subaccount by the Accumulation Unit value of that Subaccount at the end of the Business Day.

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The number of units in any subaccount on any Business Day equals:	• the initial units purchased at the unit value on the issue date; plus
• units purchased with additional Premiums net of the Percent of Premium Factor; plus
• units purchased via transfers from another Subaccount or the Fixed Account; minus
• units redeemed to pay a pro-rata share of the Monthly Deductions; minus
• units redeemed to pay for partial withdrawals and any applicable Surrender charges; minus
• units redeemed as part of a transfer to another Subaccount, the loan account or the Fixed Account.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or withdrawal, by the unit value for that Subaccount at the end of the Valuation Period.

Subaccount Unit Value

The Accumulation Unit value (or price) of each Subaccount will reflect the investment performance of the Portfolio in which the Subaccount invests. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at the figure shown on the Variable Account’s financial statements. The unit value may increase or decrease from one Valuation Period to the next. For a discussion of how unit values are calculated, see the SAI.

Fixed Account Value

On the issue date, the Fixed Account Value is equal to the Premiums paid multiplied by the Percent of Premium Factor, less the first Monthly Deduction.

The Fixed Account Value at the end of any Valuation Period equals:	• the Fixed Account Value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus

•    the portion of the premium(s), multiplied by the Percent of Premium Factor, allocated to the Fixed Account since the preceding Business Day, plus interest from the date such Premiums were received to the date of calculation; plus

• any amounts transferred to the Fixed Account since the preceding Business Day; plus interest from the effective date of such transfers to the date of calculation; minus

•    the amount of any transfer from the Fixed Account to the Subaccounts and the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation and any processing fee; minus

•    the amount of any partial withdrawals and any applicable Surrender charges deducted from the Fixed Account since the preceding Business Day, plus interest on those Surrendered amounts from the effective date of each withdrawal to the date of calculation; minus

• a pro-rata share of the Monthly Deduction, on each Business Day when a Monthly Deduction is due.

Your Policy’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Policy.

Loan Account Value

The loan account value at the end of any Valuation Period equals:	• the loan account value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus
• any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus

•    the amount of any transfer from the loan account to the Subaccounts and the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation.

Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred

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from the Fixed Account and Subaccounts to the loan account on a pro-rata basis if sufficient Funds are available for transfer. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:	• the death benefit, Surrender and loan benefits under the Policy, and the benefits provided by riders.
• investment options, including premium allocations.
• administration of elective options.
• the distribution of reports to Owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders).
• overhead and other expenses for providing services and benefits.
• sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
• other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local premium and other taxes and fees.

Risks we assume include but are not limited to:	• that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we anticipate.
• that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Deductions

When you make a premium payment, we apply a Percent of Premium Factor currently equal to 0.965 to the premium to determine the amount that we will allocate to the Subaccounts and the Fixed Account according to your instructions. The 3.5% of each premium that we retain is the sum of 1.25%, which compensates us for a portion of our sales expenses, and 2.25%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state and currently range from 0% to 3.50% in the states in which the Policy is sold. The estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.25%, the difference between the actual rate and the 2.25% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on Policies in states that charge a higher premium tax rate.

Monthly Deduction

We take a Monthly Deduction from the Contract Value on the issue date and on the Business Day nearest each Monthly Due Date (the same day of each succeeding month as the issue date). We will make deductions by canceling units in each Subaccount and withdrawing Funds from the Fixed Account. We will take the Monthly Deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the sum of all Subaccounts and the Fixed Account on the Monthly Due Date). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction is equal to:

•	The monthly administration charge; plus
•	The cost of insurance charge for the Policy; plus

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•	The special premium factor applied to the cost of insurance for a special Premium Class, if any; plus
•	Extra charges for a special Premium Class, if any; plus
•	The charges for any riders.

Monthly Administration Charge. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $5. We may increase or decrease this charge but it is guaranteed never to be higher than $8.

Cost of Insurance Charge. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g., the Principal Sum, the Contract Value, the Insured’s Issue Age, sex, and Premium Class, and the number of months since the issue date) that will cause it to vary from Policy to Policy and from month to month. The current (but not the maximum) cost of insurance rates generally increase significantly at the earlier of the 21st Policy year or age 80.

The cost of insurance charge is equal to the cost of insurance rate at the Insured’s Attained Age, times the number of thousands of Risk Insurance Amount.

The Risk Insurance Amount is:

1.	The current death benefit; minus
2.	The Contract Value at the end of the Business Day preceding the Monthly Due Date; plus
3.	The monthly administrative charge for the month that begins on the Monthly Due Date; plus
4.	Any charges for riders for the month that begins on the Monthly Due Date.

The Risk Insurance Amount may increase or decrease each month depending on investment experience of the Portfolios in which you are invested, the payment of additional Premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial withdrawals, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

Cost of insurance rates are based on the sex, Attained Age and Premium Class of the Insured. The cost of insurance rates are generally higher for male Insureds than for female Insureds of the same age and Premium Class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates that are shown in Appendix A or your Policy’s specification page.

The Premium Class of the Insured will affect the cost of insurance rates. We currently place Insureds into preferred and standard Premium Classes and into special Premium Classes involving higher mortality risks. The cost of insurance rates for Insureds in special Premium Classes involving higher mortality risks are multiples of the standard rates. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix A (or on your Policy’s specification page) times a special Premium Class rating factor shown on your Policy’s specification page.

We calculate the cost of insurance separately for the initial Principal Sum and for any increase in Principal Sum. If you request and we approve an increase in your Policy’s Principal Sum, then a different Premium Class (and a different cost of insurance rate) may apply to the increase, based on the Insured’s age and circumstances at the time of the increase.

The Policies are based on 1980 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and Premium Class. We also offer Policies based on unisex mortality tables if required by state law.

Monthly Special Premium Class Charge. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special Premium Class rating factor shown on your Policy’s specification page. This factor is applied to both current and guaranteed cost of insurance rates. This charge is deducted as part of the Monthly Deduction and compensates us for additional costs associated with policies in a special Premium Class. If applicable to you, your Policy’s specification page will show you the amount of this charge.

Flat Extra Monthly Charge for Policies in a Special Premium Class. We may deduct an additional flat extra monthly charge as part of the Monthly Deduction if the Insured is in a special Premium Class. This

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compensates us for additional costs we anticipate from Policies in a special Premium Class. The charge, if any, will be shown on your Policy’s specifications page.

Rider Charges. The Monthly Deduction includes charges for certain optional insurance benefits you add to your Policy by rider. The rider charges are summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive. Please contact your agent for additional information.

Mortality and Expense Risk Charge

We deduct a daily charge from your Contract Value in each Subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

•	your Contract Value in each Subaccount; multiplied by
•	the daily portion of the annual mortality and expense risk charge rate of 0.90%.

If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

Surrender Charge

We deduct a Surrender charge if, during the first 14 Policy years, you:

•	fully Surrender the Policy,
•	take a partial withdrawal from your Policy, if you have elected a level death benefit (Option B), or
•	you decrease the Principal Sum that was in effect at the time of issue.

In the case of a full Surrender, we pay the remaining Contract Value (less any Surrender charge and any outstanding Loan Amount, including any interest you owe) to you. The payment you receive is called the Surrender Value.

If you take a partial withdrawal, we will reduce the Contract Value on a pro-rata basis from the Subaccounts and the Fixed Account (unless you instruct us otherwise) by the amount of the partial withdrawal, the processing fee, and any Surrender charge.

The Surrender charge may be significant. You should carefully calculate this charge before you request a Surrender. Under some circumstances the level of Surrender charges might result in no Contract Value available if you Surrender your Policy during the period when Surrender charges apply. This will depend on a number of factors, but is more likely if:

1.	you pay Premiums equal to or not much higher than the minimum premium shown in your Policy, or
2.	investment performance is too low.

The Surrender charge is equal to the sum of the Deferred Sales Charge Component and the Administrative Component.

The Deferred Sales Charge Component is calculated by:

1.	find the sum of all Premiums that have been paid to the Policy (do not deduct amounts withdrawn or the Percent of Premium Factor);
2.	multiply this sum by 0.075 if the Insured’s Issue Age was 65 or younger, or by 0.050 if the Insured’s Issue Age was 66 or older;
3.	multiply the result by the appropriate number on this table:

Policy Year:	1-3	4	5	6	7	8	9	10	11	12	13	14	15 or more
Issue ages 0-65	1.00	1.00	1.00	0.90	0.80	0.70	0.60	0.50	0.40	0.30	0.20	0.10	0.00
Issue ages 66 and older	1.00	0.90	0.80	0.70	0.60	0.50	0.40	0.30	0.20	0.15	0.10	0.05	0.00

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The Administrative Component is calculated by:

1.	the appropriate Surrender charge factor from the tables in Appendix B for the Insured’s age on the issue date and the number of full Policy years since the issue date (regardless of whether the Policy has Lapsed and been reinstated) (the tables vary by sex and Premium Class); multiplied by
2.	the number of thousands of Principal Sum on the issue date; minus
3.	any reductions in Principal Sum for which a Surrender charge has already been imposed.

Surrender Charge on a Decrease in Principal Sum. If you decrease the Principal Sum that was in effect on the issue date, we will assess the administrative component of the Surrender charge. To determine the Surrender charge for a decrease in Principal Sum: multiply the appropriate Surrender charge factor from the tables in Appendix B by the number of thousands of Principal Sum at the time of issue that are now being decreased. Only a reduction in the original Principal Sum amount (as of the issue date) incurs a Surrender charge.

Surrender Charge for a Partial Withdrawal. If you make a partial withdrawal during the first 14 years from the issue date and you have elected the level death benefit (Option B), we may deduct a Surrender charge from your Contract Value. The Surrender charge on a withdrawal is equal to the appropriate Surrender charge factor from the table in Appendix B, multiplied by the number of thousands by which the Principal Sum (on the issue date) is reduced by the withdrawal, minus any reductions in the original Principal Sum for which we have already imposed a Surrender charge.

An example of calculating the Surrender charge follows:

This example is for a Policy issued to a male non-nicotine that is in its seventh Policy year. The Principal Sum is $200,000 and the Issue Age is 35. A premium of $1,000 has been paid at the beginning of each year and the total cumulative premium payments are $7,000.

The total Surrender charge is the sum of a Deferred Sales Charge Component and an Administrative Component.

The Deferred Sales Charge Component is calculated by multiplying the cumulative premium by 0.075, then multiplying the result by the appropriate number from the table. For this example the appropriate number is 0.80. The result is ($7,000)(0.075)(0.80) = $420.

The Administrative Component is calculated by multiplying the number of thousands of Principal Sum by the appropriate factor from the Surrender charge table. In this example the factor is 4.94. The result is ($200)(4.94) = $988.

The total Surrender charge is the sum of the Deferred Sales Charge Component and the Administrative Component. The total Surrender charge is therefore $420 + $988 = $1,408.

Partial Withdrawal Processing Fee. We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.
•	We charge $25 for each additional transfer. We will not increase this charge.
•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.
•	We deduct the transfer charge from the amount being transferred, or from the remaining Contract Value, according to your instructions.
•	Transfers we affect on the Reallocation Date, and transfers due to loans, automatic asset rebalancing, and dollar cost averaging, do not count as transfers for the purpose of assessing this charge.

Loan Charges

•

During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or date of any Policy loan increases or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.

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Portfolio Management Fees and Expenses

Each Portfolio deducts Portfolio management fees and expenses from the amounts you have invested in the Portfolios through the Subaccounts. You pay these Portfolio fees and expenses indirectly. In addition, some Portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily Portfolio assets. For 2012, total annual Portfolio fees and charges for the Portfolios offered through this Policy ranged from 0.20% to 1.60% of average daily Portfolio assets. See the prospectuses for the Portfolios for more information.

Redemption Fees. A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a withdrawal or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Portfolio’s redemption fee, see the Portfolio prospectus.

Other Charges

•	We charge $5 for each additional annual report you request.
•	We charge $1.50 per $1,000 for each increase in Principal Sum (this charge cannot exceed $300 per increase).
•	Any riders attached to the Policy will have their own charges.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will pay the Death Benefit Proceeds once we receive satisfactory proof of the Insured’s death at our Home Office. We may require return of the Policy. We will pay the Death Benefit Proceeds to the primary Beneficiary or a contingent beneficiary. If the Beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the Death Benefit Proceeds to the Owner or the Owner’s estate. We will pay the Death Benefit Proceeds in a lump sum or a series of payments according to the payment option selected by the Beneficiary. For more information, see “Payment Options” in the SAI.

Death benefit proceeds equal:	• the death benefit (described below); minus
• any past due Monthly Deductions; minus
• any outstanding Policy loan on the date of death; minus
• any interest you owe on the Policy loan(s); plus
• any additional benefits payable under the terms of any riders attached to the Policy.

If all or a part of the Death Benefit Proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the Beneficiary’s name unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law. We will provide the Beneficiary with a checkbook to access these Funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The Beneficiary can withdraw all or a portion of the Death Benefit Proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC Insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

We may further adjust the amount of the Death Benefit Proceeds under certain circumstances. See “Our Right to Contest the Policy,” “Misstatement of Age or Sex,” and “Suicide Exclusion” in the SAI.

Death Benefit Options

In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the Insured. We call this the “Principal Sum” of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through Attained Age 99), or Option B (level death benefit through Attained Age 99). For Attained Ages after age 99, the death benefit equals the Contract Value. You may change the death benefit option after the first Policy year.

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The variable death benefit under Option A is the greater of:	• the Principal Sum plus the Contract Value (determined as of the end of the Valuation Period during which the Insured dies); or
• the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

Under Option A, the death benefit varies with the Contract Value.

The level death benefit under Option B is the greater of:	• the Principal Sum on the date of death; or
• the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

Under Option B, your death benefit generally equals the Principal Sum and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

In order for the Policy to qualify as life insurance, Federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the Insured person’s Attained Age. For example, the death benefit percentage is 250% for an Insured at age 40 or under, and it declines for older Insureds. The following table indicates the applicable death benefit percentages for different Attained Ages:

Attained Age	Death Benefit Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	209% minus 6% for each age over age 46
51 to 55	178% minus 7% for each age over age 51
56 to 60	146% minus 4% for each age over age 56
61 to 65	128% minus 2% for each age over age 61
66 to 70	119% minus 1% for each age over age 66
71 to 74	113% minus 2% for each age over age 71
75 to 90	105%
91 to 94	104% minus 1% for each age over age 91
95 and above	100%

If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

Option A Example. Assume that the Insured’s Attained Age is under 40, that there have been no decreases in the Principal Sum, and that there are no outstanding loans. Under Option A, a Policy with a Principal Sum of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the Principal Sum plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

Option B Example. Assume that the Insured’s Attained Age is under 40, there have been no withdrawals or decreases in Principal Sum, and that there are no outstanding loans. Under Option B, a Policy with a $50,000 Principal Sum will generally have a $50,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $20,000, the death benefit will be

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determined as required by the Tax Code (Contract Value X 250%) and will exceed the Principal Sum of $50,000. Each additional dollar added to the Contract Value above $20,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, so long as the Contract Value exceeds $20,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

Changing Death Benefit Options

After the first Policy year, you may change death benefit options or change the Principal Sum (but not both, unless done simultaneously) once each Policy year.

A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See “Charges and Deductions – Monthly Deduction – Cost of Insurance Charge.”) If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the Insured’s age. Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

After any change in death benefit option, the total Surrender charge for the Policy will continue to be based on the Principal Sum on the issue date on which Surrender charges have not already been imposed.

For a more detailed discussion on changing death benefit options, see the SAI.

Effects of Withdrawals on the Death Benefit

If you have selected the variable death benefit (Option A), a withdrawal will not affect the Principal Sum. But if you have selected the level death benefit (Option B), a partial withdrawal will reduce the Principal Sum by the amount of the withdrawal (not including Surrender charges or the processing fee). The reduction in Principal Sum will be subject to the terms of the Changing the Principal Sum section below.

Changing the Principal Sum

When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the Insured. We call this the Principal Sum. After the first Policy year, you may change the Principal Sum subject to the conditions described below. You may either change the Principal Sum or change the death benefit option (but not both, unless done simultaneously) no more than once per Policy year. We will send you a Policy endorsement with the change to attach to your Policy.

Increasing the Principal Sum could increase the death benefit. Decreasing the Principal Sum could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the Principal Sum prior to the change. Changing the Principal Sum could affect the subsequent level of death benefit we pay and your Policy values. An increase in the Principal Sum may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the Principal Sum may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the Principal Sum may have other tax consequences. You should consult a tax adviser before changing the Principal Sum.

Increases

•

You may increase the Principal Sum by submitting a written request and providing evidence of insurability satisfactory to us. The increase will be effective on the Monthly Due Date following our approval of your request. We can deny your request for reasons including but not limited to the following:

¡	We do not wish to increase the death benefits due to the Insured’s health, occupation, avocations, or any factor that we believe has a bearing on the Insured’s risk of death.

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¡	We conclude the Insured has an excessive amount of insurance coverage.
¡	We conclude the Owner no longer has an insurable interest in the Insured.

•	You can increase the Principal Sum at any time after the first Policy year and before the Insured’s Attained Age 80.
•	The minimum increase is $10,000.
•

We deduct a processing fee from the Contract Value equal to $1.50 per $1,000 of increase. The fee cannot exceed $300 per increase. The processing fee will be deducted from the Subaccounts and the Fixed Account on a pro-rata basis, unless you give us different instructions.

•	If the amount of the Contract Value is insufficient to cover the processing fee, you must add sufficient additional Premiums before the increase in Principal Sum will become effective.
•	Increasing the Principal Sum will increase your Policy’s minimum premium.

Decreases

•	You may decrease the Principal Sum, but not below the minimum Principal Sum amount shown on your Policy’s specifications page.
•	You must submit a written request to decrease the Principal Sum. Evidence of insurability is not required.
•	Any decrease will be effective on the Monthly Due Date following our approval of your request.
•	Any decrease will first be used to:

1.	reduce the most recent increase; then
2.	the next most recent increases in succession; and then
3.	the Principal Sum on the issue date (subject to a Surrender charge).

•

If you decrease the Principal Sum that was in effect on the issue date, we will assess the Administrative Component of the Surrender charge. To determine the Surrender charge for a decrease in Principal Sum, multiply the appropriate Surrender charge factor from the tables in Appendix B by the number of thousands of Principal Sum (as of the issue date) that are now being decreased. Only a reduction in the original Principal Sum amount (as of the issue date) incurs a Surrender charge. Surrender charges will be deducted from the Subaccounts and the Fixed Account on a pro-rata basis, unless you give us different instructions.

•

A decrease in Principal Sum may require that a portion of a Policy’s Surrender Value be distributed as a partial Surrender in order to maintain federal tax compliance. Decreasing the Principal Sum may also cause your Policy to become an MEC under federal tax law and receive less favorable tax treatment than other life insurance policies. See “Tax Treatment of Policy Benefits, Modified Endowment Contracts.”

•	Decreasing the Principal Sum will reduce your Policy’s minimum premium.

Payment Options

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Variable Account. For a discussion of the settlement options described in your Policy, see the SAI.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. The charge for these benefits, if any, may be deducted from your Policy’s Contract Value as part of the Monthly Deduction. See the Fee Table in this Prospectus. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

•	waiver of Monthly Deductions due to the Insured’s total disability
•	term insurance on the Insured’s dependent children
•	payment of an accidental death benefit if the Insured’s death was caused by accidental bodily injury
•	term insurance on additional Insureds
•	automatic increases in Principal Sum
•	accelerated payment of a portion of the death benefit in the event the Insured develops a terminal illness
•	monthly disability benefit to the Fixed Account if the Insured is totally disabled

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The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax adviser to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.

Surrender and Withdrawals

Surrender

You may make a written request to Surrender your Policy for its Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Surrender Value is the amount we pay when you Surrender your Policy.

The Surrender Value on any Business Day equals:

•	the Contract Value as of such date; minus
•	any Surrender charge as of such date; minus
•	any outstanding Policy loans; minus
•	any interest you owe on the Policy loans.

Surrender conditions:	• You must make your Surrender request in writing.
• Your written Surrender request must contain your signature.
• You should send your written request to the Service Center.
• The Insured must be alive and the Policy must be in force when you make your written request. A Surrender is effective as of the date when we receive your written request.
• You will incur a Surrender charge if you Surrender the Policy during the first 14 Policy years. See “Charges and Deductions.”
• Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
• We will pay you the Surrender Value in a lump sum within seven calendar days unless you request other arrangements.

We will price complete Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete Surrender request after the close of regular trading on the NYSE, we will price your Surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Policy may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

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Partial Withdrawals

After the first Policy year, you may request a withdrawal of a portion of your Contract Value subject to certain conditions. Partial withdrawals may have tax consequences. See “Federal Tax Considerations.”

Withdrawal conditions:	• You must make your partial withdrawal request in writing.
• Your written partial withdrawal request must contain your signature.
• You should send your written request to the Service Center.
• You may make only one partial withdrawal each calendar quarter.
• You must request at least $500.
• You cannot withdraw more than 75% of the Surrender Value without Surrendering the Policy.

•    You can specify the Subaccount(s) and Fixed Account from which to make the withdrawal, otherwise we will deduct the amount from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account). No portion of the loan account may be withdrawn.

•    We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your partial withdrawal request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

• We will reduce your Contract Value by the amount of the withdrawal you requested plus any processing fee and Surrender charge.
• We generally will pay a withdrawal request within seven calendar days after the Business Day when we receive the request.

Processing Fee for Partial Withdrawals. Whenever you take a withdrawal, we deduct a processing fee (on a pro rata basis) from the Contract Value equal to the lesser of $25 or 2% of the amount withdrawn.

Surrender Charge for Partial Withdrawals. If you make a partial withdrawal during the first 14 years from the issue date and you have elected the level death benefit (Option B), we may deduct a Surrender charge from your Contract Value. The Surrender charge on a withdrawal is equal to the appropriate Surrender charge factor from the table in Appendix B, multiplied by the number of thousands by which the Principal Sum on the issue date is reduced by the withdrawal, minus any reductions in the original Principal Sum for which we have already imposed a Surrender charge.

If the level death benefit (Option B) is in effect at the time of a withdrawal, we will reduce the Principal Sum by the amount of the withdrawal (but not by any Surrender charges or the processing fee). See “Changing the Principal Sum – Decreases.” We will not allow any withdrawal to reduce the Principal Sum below the minimum Principal Sum set forth in the Policy.

Income taxes, tax penalties and certain restrictions may apply to any withdrawals you make.

When We Will Make Payments

We usually pay the amounts of any Surrender, withdrawal, Death Benefit Proceeds, loans, or settlement options within seven calendar days after we receive all applicable Written Notices and/or due proofs of death. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•	the SEC permits, by an order, the postponement for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

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If you have submitted a recent check or draft, we have the right to defer payment of a Surrender, withdrawals, Death Benefit Proceeds, or payments under a settlement option until such check or draft has been honored.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, a Surrender, loans, or death benefits. We may also be required to provide additional information about you, the Insured, your Beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

We have the right to defer payment of any Surrender, withdrawal, Death Benefit Proceeds, loans or settlement options from the Fixed Account for up to six months from the date we receive your written request.

Transfers

You may make transfers from the Subaccounts or from the Fixed Account subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

•	You may make an unlimited number of transfers in a Policy year from the Subaccounts (subject to the “Policies and Procedures Regarding Disruptive Trading and Market Timing” section below).

•	You may only make one transfer each Policy year from the Fixed Account (unless you choose dollar cost averaging).

•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

•	For Subaccount transfers, you must transfer at least the lesser of $250, or the total value in the Subaccount.

•

For Fixed Account transfers, you may not transfer more than 25% of the unloaned value in the Fixed Account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

•

We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Policy year. Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the Reallocation Date and transfers resulting from loans are not treated as transfers for the purpose of the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.

•

We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate transfer privileges at any time, for any class of Policies, for any reason.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. However, you may not authorize a registered representative or an agent to transact transfers on your behalf. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

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Telephone Transfers

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable Portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy Owners, for the underlying Portfolios, and for other persons who have material rights under the Policies, such as Insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on Portfolio management by:
¡	impeding a Portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or
¡	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy Owners invested in those Subaccounts, not just those making the transfers.

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Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the Subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in an underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

•	transfers in excess of $250,000 per Policy, per day; and
•	transfers into or out of the following Subaccounts in excess of $50,000 per Policy, per day:
¡	DWS Global Small Cap Growth VIP;
¡	DWS International VIP; and
¡	PIMCO VIT Foreign Bond Portfolio.

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail. This means that we would accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by the provisions of your Policy. As a result, to the extent the provisions of your Policy limit our actions, some Policy Owners may be able to market time through the Policy, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, or (2) if an underlying Portfolio would reject or has rejected our purchase order or

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has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Policy Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain Subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolio and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying Fund or principal underwriter that obligates us to provide the Fund, upon written request, with information about you and your trading activities in the Fund’s Portfolios. In addition, we are obligated to execute instructions from the Funds that may require us to restrict or prohibit your investment in a specific Portfolio if the Fund identifies you as violating the frequent trading policies that the Fund has established for that Portfolio.

If we receive a premium payment from you with instructions to allocate it into a Fund that has directed us to restrict or prohibit your trades into the Fund, then we will request new allocation instructions from you. If you request a transfer into a Fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policy Owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts Funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other Owners of underlying Portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed,

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large, frequent, or short-term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Asset Allocation Models

Asset allocation allows you to allocate your investments among various asset classes – such as stock Funds, international Funds, bond Funds, and money market Funds – depending on your risk tolerance, investment goals and time horizon. Keep in mind that use of an asset allocation model does not guarantee favorable investment results.

Effective on September 1, 2008, the asset allocation model program was discontinued. Asset allocation models are no longer available for your use with any future allocations or revisions to your allocations. Please note that we may decide to offer an asset allocation model program again in the future.

Automatic Asset Rebalancing Program

Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the Subaccounts each quarter to reflect your most recent instructions for allocating Premiums. The Automatic Asset Rebalancing program may not be used to transfer amounts into and out of the Fixed Account. No transfer fees apply, and transfers under the AAR program are not included when we determine the number of free transfers permitted each year. For more information, see the SAI. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

Dollar Cost Averaging Program

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more Subaccounts. You may designate up to eight Subaccounts to receive the transfers.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under this program are not included when we determine the number of free transfers permitted each year. We must receive your request at least five Business Days before the transfer date for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected Subaccounts, and the dollar cost averaging request will expire. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

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Loans

While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See “Federal Tax Considerations.”

Loan Conditions:

•     You may take a loan against the Policy for amounts up to the Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, minus loan interest you would have to pay by the next Policy anniversary date.

•     To secure the loan, we transfer an amount equal to the loan from the Variable Account and Fixed Account to the loan account, which is a part of our General Account. If your loan application does not specify any allocation instructions, we will transfer the loan from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account).

• Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year, compounded annually. We may credit the loan account with an interest rate different from the Fixed Account.

•     We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See “Surrenders and Withdrawals – When We Will Make Payments.”

•     We charge you interest on your loan. During the first fourteen Policy years, the current loan interest rate is 4.5%, with a maximum loan interest rate of 8% per year, compounded annually, on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. We may change the interest rate, but we will notify you of any increase in loan interest at least 30 days before the new rate becomes effective. Interest is due and payable at the end of each Policy year, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest accordingly.

•     You may repay all or part of your outstanding loans at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as “loan repayments” or they will be credited as Premiums.

• Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or Variable Account according to your current premium allocation instructions.
• We deduct any unpaid Loan Amount and any interest you owe, from the Surrender Value and from the Death Benefit Proceeds payable on the Insured’s death.

•     If any unpaid Loan Amount plus any interest you owe equals or exceeds the Contract Value, causing the Surrender Value to become zero, then your Policy will enter a 61-day grace period. See “Policy Lapse.”

Effects of Policy Loans

Risk of Policy Lapse. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to Lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value and the death benefit. We deduct any Loan Amounts (including any interest you owe) from the proceeds payable upon the death of the Insured and from the Surrender Value. Repaying the loan causes the Death Benefit Proceeds and Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period, your Policy will Lapse.

Risk of Investment Performance. As long as a loan is outstanding, we hold an amount equal to the Loan Amount in the loan account. The amount in the loan account is not affected by the Variable Account’s investment performance and may not be credited with the same interest rates currently accruing on the Fixed Account. Amounts transferred from the Variable Account to the loan account will affect the Contract Value because we credit such

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amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the Variable Account.

Tax Risks. A Policy loan may also have possible adverse tax consequences. See “Federal Income Tax Considerations.” In addition, the tax consequences of a Policy loan after the fourteenth Policy year are uncertain. You should consult a tax adviser before taking out a Policy loan.

Policy Lapse and Reinstatement

Lapse

The following circumstances will cause your Policy to enter a 61-day grace period during which you must make a large enough payment to keep your Policy in force:

•

Your Policy’s Surrender Value becomes zero, and total Premiums you have paid, minus withdrawals (not including Surrender charges and processing fees), are less than the Cumulative Minimum Premiums required under the Policy; or

•

The total Premiums you have paid, minus withdrawals (not including Surrender charges and processing fees), are greater than the Cumulative Minimum Premiums, but the Contract Value, minus outstanding Loan Amount and any interest you would owe if you Surrendered the Policy, is too low to pay the entire Monthly Deduction when due.

Whenever your Policy enters the grace period, you must make a sufficient payment before the grace period ends. Market performance alone will not be deemed to constitute a sufficient payment. A premium payment is required. If you do not make a sufficient payment by the end of the grace period, then your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be large enough to cause either one of the following conditions:

1.	the Surrender Value must exceed zero, after deducting all due and unpaid Monthly Deductions; or
2.	total Premiums paid minus withdrawals (not including Surrender charges and processing fees) must exceed Cumulative Minimum Premiums, and the Contract Value, minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy, must exceed zero, after deducting all due and unpaid Monthly Deductions.

If your Policy enters into a grace period, we will mail a notice to your last known address or to any assignee of record. We will mail the notice at least 31 days before the end of the grace period. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

Reinstatement

We will consider reinstating a Lapsed Policy within three years after the Policy enters a grace period that ends with a Lapse (and prior to the Maturity Date).

If your Policy has Lapsed, you must do the following to reinstate the Policy:

•	complete a reinstatement application;
•	pay the unpaid Monthly Deductions due during the last expired grace period;
•	pay premium sufficient to keep the Policy in force for three months after the date of reinstatement; and
•	repay the entire Policy Loan Amount (including any interest you owed) that existed at the date of termination of coverage.

You must also provide evidence of insurability if any of the following apply to you:

•	your Policy Lapsed more than a year ago;
•	your Policy is rated;
•	your Policy’s face amount is over $500,000;
•	the Insured has gained or lost a significant amount of weight since your initial application;
•	there has been a significant change in the Insured’s medical condition since your initial application;
•	the Insured is employed in an occupation we consider hazardous; or
•	the Insured participates in activities we consider hazardous.

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We will not reinstate any indebtedness unless required by state law. Your Contract Value on the reinstatement date will equal the Premiums paid at reinstatement, less the Policy loan repayment, times the Percent of Premium Factor, minus all unpaid Monthly Deductions due during the last expired grace period, minus an additional Monthly Deduction due at the time of reinstatement. The Surrender charges will still apply and will be calculated based on the original issue date of the Policy. The reinstatement date for your Policy will be the Monthly Due Date on or following the date we approve your application for reinstatement. In most states, we will apply the suicide and incontestability provisions from the reinstatement date, except that the suicide provision will not apply after age 100.

We will not consider your request for reinstatement unless you have paid sufficient Premiums and provided the requested evidence of insurability. Until we have received all required Premiums and evidence of insurability, we will hold your Premiums in our Reinstatement Suspense Account. If your reinstatement Premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain Lapsed until you send in the required items and we approve your application. After we have held your reinstatement Premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement Premiums to you and you will be required to re-apply for reinstatement of your Policy.

We may decline a request for reinstatement. We will not reinstate a Policy that has been Surrendered for the Surrender Value.

Federal Tax Considerations

The following summary provides a general description of the Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisers for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special Premium Class basis, and particularly if the full amount of Premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.

In some circumstances, Owners of variable life insurance contracts who retain excessive control over the investment of the underlying Portfolio assets of the Variable Account may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying Portfolio assets of the Variable Account.

In addition, the Tax Code requires that the investments of the Variable Account be “adequately diversified” in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Variable Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the Beneficiary’s gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of

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Policy proceeds depend on your circumstances and the Beneficiary’s circumstances. You should consult a tax advisor on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Contract Value. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts. Under the Tax Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” (“MEC”) with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a Policy will be classified as a MEC if the amount of Premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level Premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy will have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary Premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult with a competent tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Upon issuance of your Policy, we will notify you if your Policy is classified as a MEC based on the Initial Premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

Distributions (other than Death Benefits) from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon Surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.
•

A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the Beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

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Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. If a loan from a Policy is outstanding when the Policy is cancelled or Lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If your Policy has a large amount of indebtedness when it Lapses or is Surrendered, you might owe taxes that are much more than the Surrender Value you receive.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Other Policy Owner Tax Matters. The tax consequences of continuing the Policy after the Insured reaches age 100 are unclear. The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that: “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under § 7702, or its status as not a MEC under § 7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor]

You should consult a tax advisor if you intend to keep the policy in-force after the Insured reaches age 100. It is possible that the Internal Revenue Service might tax you as though you have Surrendered the Policy when the Insured reaches age 100, even if you keep the Policy in force. This could result in a very large tax liability for you. The tax liability might be much larger than the Surrender Value of this policy.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business use of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to the tax attributes of the arrangement.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy unless one of the exceptions under Code Section 264(f)(4) applies. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a

48

qualified tax adviser before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy. In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f)(4) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Split-Dollar Arrangements. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury have issued guidance relating to split-dollar insurance arrangements that significantly affects the tax treatment of such arrangements. This guidance affects all split-dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of Federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of Ownership at death nor had given up Ownership within three years before death.

Moreover, under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy Ownership and distributions under federal, state and local law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how Ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

The American Taxpayer Relief Act of 2012 (“ATRA”). ATRA permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,250,000. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012.

The Health Care and Education Reconciliation Act of 2010 (the “Act”). The Act imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). Proposed regulations issued by the IRS define “net investment income” for this purpose as including taxable distributions from life insurance policies over allowable deductions, as such term is defined in the Act. Please consult the impact of the Act on you with a competent tax advisor.

49

Accelerated Death Benefit. The tax consequences associated with adding or electing to receive benefits under the Accelerated Death Benefit Rider are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

Accelerated Benefit Rider for Terminal Illness. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Possible Charges for Our Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

Additional Information

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”), our affiliate, for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS offers the Policies for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions).

Compensation to Broker-Dealers Selling the Policies. We pay commissions to FFS for sales of the Policies by FFS’ sales representatives. Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS are expected not to exceed 69% of Premiums up to a target premium set by Farmers (we may pay additional amounts) and 4.74% of premium in excess of the target premium in the first year. In renewal years two through ten, the commission is not expected to exceed 6.6% of Premiums paid up to the target premium each year and 4.74% of Premiums in excess of the target premium. After year 10, the commission is not expected to exceed 0.185% of the Policy’s Contract Value each year. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.

Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.

FFS’ sales representatives and their managers are also eligible for various cash benefits, such as cash production incentive bonuses based on aggregate sales of our variable insurance policies (including this Policy) and/or other insurance products we issue, as well as certain insurance benefits and financing arrangements. On average, cash production incentive bonuses equate to 12% of first year Premiums up to a target premium set by Farmers.

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In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation items. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions and bonuses we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.

The prospect of receiving, or the actual receipt, of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective Owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Policy Owners or the Variable Account to cover commissions and other incentives or payments described above in connection with the distribution of the Policies. However, we intend to recoup commissions and other sales expenses through the fees and charges we deduct under the Policy and through other corporate revenue.

You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policy.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, on FFS’ ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Policy.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Variable Life Separate Account A are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements, please call or write to us at the Service Center.

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Table of Contents for the SAI

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Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit

An accounting unit we use to calculate Subaccount values. It measures the net investment results of each of the Subaccounts.

Attained Age

The Insured’s age on the issue date plus the number of years completed since the issue date.

Beneficiary

The person(s) you select to receive the death benefit from this Policy.

Business Day/Valuation Day

Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in this prospectus, it has the same meaning as the term “valuation day” found in the Policy.

Cash Value

The Contract Value minus any applicable Surrender charge.

Company (we, us, our, Farmers, FNWL)

Farmers New World Life Insurance Company

Contract Value

The sum of the values you have in the Variable Account and the Fixed Account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

Cumulative Minimum Premiums

The sum of all monthly-mode minimum Premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the Principal Sum or if certain other changes in the Policy occur.

Death Benefit Proceeds

The amount we will pay to the Beneficiary when we receive proof of the Insured’s death. We will increase the proceeds by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and we will reduce the proceeds by the amount of any outstanding loans (including any interest you owe), and any due and unpaid Monthly Deductions.

Fixed Account

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our General Account and are not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value

The portion of your Contract Value allocated to the Fixed Account.

Fund(s)

Investment companies that are registered with the SEC. This Policy allows you to invest in the Portfolios of the Funds that are listed on the front page of this prospectus.

General Account

The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office

The address of our Home Office is 3003—77th Avenue, S.E., Mercer Island, Washington 98040.

Initial Premium

The amount you must pay before insurance coverage begins under this Policy. The Initial Premium is shown on your Policy’s specification page.

Insured

The person whose life is Insured by this Policy.

Issue Age

The Insured’s age as of the last birthday before the issue date.

Issue Date

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your Initial Premium (times the Percent of Premium Factor) in the Fixed Account. The first Monthly Deduction occurs on the issue date. The entire Contract Value remains allocated to the Fixed Account until the Reallocation Date.

Lapse

When life insurance coverage ends because you do not have enough Cash Value to pay the Monthly Deduction and any outstanding Loan Amount (including any interest you owe on the loan(s)), and

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you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total Premiums (minus withdrawals) that exceed cumulative minimum Premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding Loan Amount, including any interest you owe) is too low to pay the entire Monthly Deduction due.

Loan Amount

The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the Loan Amount from the Subaccounts and the Fixed Account and place it in the loan account as collateral for the loans. The loan account is part of our General Account.

Maturity Date

The Policy anniversary when the Insured reaches age 110 and life insurance coverage under this Policy ends. The Maturity Date is shown on the Policy specifications page.

Monthly Deduction

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The Monthly Deduction includes the cost of insurance charge, the monthly administration charge, the cost of any riders, and any flat extra charge for a special Premium Class.

Monthly Due Date

The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the Monthly Due Date is the next Business Day.

NYSE

The New York Stock Exchange

Percent of Premium Factor

The factor (currently 96.5%) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The Percent of Premium Factor is shown on your Policy’s specifications page.

Portfolio

A Subaccount series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate Portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class

A classification that affects the cost of insurance rate and the premium required to insure an individual.

Premiums

All payments you make under the Policy other than loan repayments. When we use the term “premium” in this prospectus, it generally has the same meaning as “net premium” in the Policy, and means a premium multiplied by the Percent of Premium Factor.

Principal Sum

The dollar amount of insurance selected by the Owner. The Principal Sum on the issue date is set forth on the Policy’s specifications page. You may increase or decrease the Principal Sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the Principal Sum. The actual Death Benefit Proceeds we pay under the Policy may be more or less than the Principal Sum.

Reallocation Date

The date we reallocate any premium (plus interest) held in the Fixed Account to the Subaccounts and Fixed Account as you directed in your application. The Reallocation Date is the Record Date, plus the number of days in your state’s right to examine period, plus 10 days.

Record Date

The date we record your Policy in our books as an in force policy.

Right-to-Examine Period

The period when you may return the Policy and receive a refund. The length of the Right-to-Examine Period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

Service Center

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount

A division of the Variable Account that invests exclusively in shares of one Portfolio of a Fund. The investment performance of each Subaccount is linked directly to the investment performance of the Portfolio in which it invests.

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Surrender

The termination of the Policy at the option of the Owner.

Surrender Value

The amount we will pay you if you Surrender the Policy while it is in force. The Surrender Value on the date you Surrender is equal to: the Contract Value, minus any Surrender charge, and minus any outstanding Loan Amount (and any interest you owe on the loan(s)).

Tax Code

The Internal Revenue Code of 1986, as amended.

Valuation Period

The period of time over which we determine the change in the value of the Subaccounts in order to price Accumulation Units. Each valuation period begins at the close of regular trading on the NYSE (usually,

4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

Variable Account

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding Portfolio of a designated Fund.

Written Notice

The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

you (your, Owner)

The person entitled to exercise all rights as Owner under the Policy.

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Appendix A—Guaranteed Maximum Cost of Insurance Rates

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Male Non-Nicotine (Issue Ages 21-80)*
Per $1000 of Risk Insurance Amount
Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate
21	0.13788	35	0.14370	49	0.39205	62	1.35058	75	5.13652	88	16.39051
22	0.13539	36	0.15117	50	0.42611	63	1.50009	76	5.66811	89	17.59988
23	0.13207	37	0.16114	51	0.46514	64	1.66621	77	6.22379	90	18.85909
24	0.12875	38	0.17194	52	0.51000	65	1.84812	78	6.80688	91	20.19721
25	0.12459	39	0.18357	53	0.56150	66	2.04497	79	7.43566	92	21.66408
26	0.12210	40	0.19769	54	0.61881	67	2.25096	80	8.13005	93	23.40255
27	0.12044	41	0.21264	55	0.68276	68	2.48520	81	8.90834	94	25.73492
28	0.11961	42	0.22842	56	0.75254	69	2.73937	82	9.78630	95	29.22599
29	0.11961	43	0.24586	57	0.82646	70	3.02676	83	10.75978	96	34.96802
30	0.12044	44	0.26497	58	0.90869	71	3.35485	84	11.80967	97	44.93622
31	0.12293	45	0.28656	59	1.00089	72	3.73361	85	12.91190	98	61.89321
32	0.12625	46	0.30982	60	1.10389	73	4.16221	86	14.05233	99	83.06141
33	0.13124	47	0.33474	61	1.21851	74	4.63317	87	15.21353	100-109	0.00000
34	0.13705	48	0.36215

*	Different rates apply for male nicotine users, all females, and all juveniles (Issue Ages 0-20).

If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the special Premium Class rating factor shown on the Policy Specifications page.

The rates shown above are for the base Policy only. Separate maximum charges apply to each rider.

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Appendix B—Table of Surrender Charge Factors

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
21	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
22	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
23	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
24	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
25	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
26	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
27	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
28	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
29	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
30	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
31	5.91	5.91	5.91	5.91	5.91	5.32	4.73	4.14	3.55	2.96	2.36	1.77	1.18	0.59	0.00	0.00
32	5.98	5.98	5.98	5.98	5.98	5.38	4.78	4.19	3.59	2.99	2.39	1.79	1.20	0.60	0.00	0.00
33	6.01	6.01	6.01	6.01	6.01	5.41	4.81	4.21	3.61	3.01	2.41	1.80	1.20	0.60	0.00	0.00
34	6.11	6.11	6.11	6.11	6.11	5.50	4.89	4.28	3.67	3.06	2.45	1.83	1.22	0.61	0.00	0.00
35	6.18	6.18	6.18	6.18	6.18	5.56	4.94	4.33	3.71	3.09	2.47	1.85	1.24	0.62	0.00	0.00
36	6.28	6.28	6.28	6.28	6.28	5.66	5.03	4.40	3.77	3.14	2.51	1.89	1.26	0.63	0.00	0.00
37	6.32	6.32	6.32	6.32	6.32	5.68	5.05	4.42	3.79	3.16	2.53	1.89	1.26	0.63	0.00	0.00
38	6.42	6.42	6.42	6.42	6.42	5.78	5.13	4.49	3.85	3.21	2.57	1.93	1.28	0.64	0.00	0.00
39	6.52	6.52	6.52	6.52	6.52	5.87	5.22	4.56	3.91	3.26	2.61	1.96	1.30	0.65	0.00	0.00
40	6.62	6.62	6.62	6.62	6.62	5.96	5.30	4.63	3.97	3.31	2.65	1.99	1.32	0.66	0.00	0.00
41	6.76	6.76	6.76	6.76	6.76	6.08	5.40	4.73	4.05	3.38	2.70	2.03	1.35	0.68	0.00	0.00
42	6.82	6.82	6.82	6.82	6.82	6.14	5.46	4.78	4.09	3.41	2.73	2.05	1.36	0.68	0.00	0.00
43	6.99	6.99	6.99	6.99	6.99	6.29	5.59	4.89	4.19	3.50	2.80	2.10	1.40	0.70	0.00	0.00
44	7.13	7.13	7.13	7.13	7.13	6.41	5.70	4.99	4.28	3.56	2.85	2.14	1.43	0.71	0.00	0.00
45	7.30	7.30	7.30	7.30	7.30	6.57	5.84	5.11	4.38	3.65	2.92	2.19	1.46	0.73	0.00	0.00
46	7.46	7.46	7.46	7.46	7.46	6.72	5.97	5.23	4.48	3.73	2.99	2.24	1.49	0.75	0.00	0.00
47	7.67	7.67	7.67	7.67	7.67	6.90	6.13	5.37	4.60	3.83	3.07	2.30	1.53	0.77	0.00	0.00
48	7.87	7.87	7.87	7.87	7.87	7.08	6.30	5.51	4.72	3.93	3.15	2.36	1.57	0.79	0.00	0.00
49	8.14	8.14	8.14	8.14	8.14	7.33	6.51	5.70	4.88	4.07	3.26	2.44	1.63	0.81	0.00	0.00
50	8.38	8.38	8.38	8.38	8.38	7.54	6.70	5.86	5.03	4.19	3.35	2.51	1.68	0.84	0.00	0.00
51	8.65	8.65	8.65	8.65	8.65	7.78	6.92	6.05	5.19	4.32	3.46	2.59	1.73	0.86	0.00	0.00
52	8.95	8.95	8.95	8.95	8.95	8.05	7.16	6.26	5.37	4.47	3.58	2.68	1.79	0.89	0.00	0.00
53	9.29	9.29	9.29	9.29	9.29	8.36	7.43	6.50	5.57	4.64	3.71	2.79	1.86	0.93	0.00	0.00
54	9.62	9.62	9.62	9.62	9.62	8.66	7.70	6.74	5.77	4.81	3.85	2.89	1.92	0.96	0.00	0.00
55	10.06	10.06	10.06	10.06	10.06	9.06	8.05	7.04	6.04	5.03	4.03	3.02	2.01	1.01	0.00	0.00
56	10.47	10.47	10.47	10.47	10.47	9.42	8.37	7.33	6.28	5.23	4.19	3.14	2.09	1.05	0.00	0.00
57	10.91	10.91	10.91	10.91	10.91	9.82	8.72	7.63	6.54	5.45	4.36	3.27	2.18	1.09	0.00	0.00
58	11.41	11.41	11.41	11.41	11.41	10.27	9.13	7.99	6.85	5.71	4.57	3.42	2.28	1.14	0.00	0.00
59	11.99	11.99	11.99	11.99	11.99	10.79	9.59	8.39	7.19	5.99	4.79	3.60	2.40	1.20	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
60	12.56	12.56	12.56	12.56	12.56	11.30	10.05	8.79	7.54	6.28	5.02	3.77	2.51	1.26	0.00	0.00
61	13.17	13.17	13.17	13.17	13.17	11.85	10.53	9.22	7.90	6.58	5.27	3.95	2.63	1.32	0.00	0.00
62	13.88	13.88	13.88	13.88	13.88	12.49	11.10	9.71	8.33	6.94	5.55	4.16	2.78	1.39	0.00	0.00
63	14.62	14.62	14.62	14.62	14.62	13.16	11.70	10.23	8.77	7.31	5.85	4.39	2.92	1.46	0.00	0.00
64	15.43	15.43	15.43	15.43	15.43	13.89	12.34	10.80	9.26	7.71	6.17	4.63	3.09	1.54	0.00	0.00
65	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
66	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
67	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
68	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
69	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
70	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
71	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
21	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
22	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
23	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
24	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
25	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
26	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
27	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
28	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
29	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
30	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
31	5.78	5.78	5.78	5.78	5.78	5.20	4.62	4.04	3.47	2.89	2.31	1.73	1.16	0.58	0.00	0.00
32	5.81	5.81	5.81	5.81	5.81	5.23	4.65	4.07	3.49	2.91	2.32	1.74	1.16	0.58	0.00	0.00
33	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
34	5.91	5.91	5.91	5.91	5.91	5.32	4.73	4.14	3.55	2.96	2.36	1.77	1.18	0.59	0.00	0.00
35	5.95	5.95	5.95	5.95	5.95	5.35	4.76	4.16	3.57	2.97	2.38	1.78	1.19	0.59	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
36	5.98	5.98	5.98	5.98	5.98	5.38	4.78	4.19	3.59	2.99	2.39	1.79	1.20	0.60	0.00	0.00
37	6.08	6.08	6.08	6.08	6.08	5.47	4.86	4.26	3.65	3.04	2.43	1.82	1.22	0.61	0.00	0.00
38	6.11	6.11	6.11	6.11	6.11	5.50	4.89	4.28	3.67	3.06	2.45	1.83	1.22	0.61	0.00	0.00
39	6.18	6.18	6.18	6.18	6.18	5.56	4.94	4.33	3.71	3.09	2.47	1.85	1.24	0.62	0.00	0.00
40	6.28	6.28	6.28	6.28	6.28	5.66	5.03	4.40	3.77	3.14	2.51	1.89	1.26	0.63	0.00	0.00
41	6.35	6.35	6.35	6.35	6.35	5.72	5.08	4.45	3.81	3.18	2.54	1.91	1.27	0.64	0.00	0.00
42	6.42	6.42	6.42	6.42	6.42	5.78	5.13	4.49	3.85	3.21	2.57	1.93	1.28	0.64	0.00	0.00
43	6.49	6.49	6.49	6.49	6.49	5.84	5.19	4.54	3.89	3.24	2.59	1.95	1.30	0.65	0.00	0.00
44	6.62	6.62	6.62	6.62	6.62	5.96	5.30	4.63	3.97	3.31	2.65	1.99	1.32	0.66	0.00	0.00
45	6.69	6.69	6.69	6.69	6.69	6.02	5.35	4.68	4.01	3.34	2.68	2.01	1.34	0.67	0.00	0.00
46	6.82	6.82	6.82	6.82	6.82	6.14	5.46	4.78	4.09	3.41	2.73	2.05	1.36	0.68	0.00	0.00
47	6.92	6.92	6.92	6.92	6.92	6.23	5.54	4.85	4.15	3.46	2.77	2.08	1.38	0.69	0.00	0.00
48	7.09	7.09	7.09	7.09	7.09	6.38	5.67	4.97	4.26	3.55	2.84	2.13	1.42	0.71	0.00	0.00
49	7.19	7.19	7.19	7.19	7.19	6.47	5.76	5.04	4.32	3.60	2.88	2.16	1.44	0.72	0.00	0.00
50	7.36	7.36	7.36	7.36	7.36	6.63	5.89	5.15	4.42	3.68	2.95	2.21	1.47	0.74	0.00	0.00
51	7.53	7.53	7.53	7.53	7.53	6.78	6.02	5.27	4.52	3.77	3.01	2.26	1.51	0.75	0.00	0.00
52	7.70	7.70	7.70	7.70	7.70	6.93	6.16	5.39	4.62	3.85	3.08	2.31	1.54	0.77	0.00	0.00
53	7.90	7.90	7.90	7.90	7.90	7.11	6.32	5.53	4.74	3.95	3.16	2.37	1.58	0.79	0.00	0.00
54	8.14	8.14	8.14	8.14	8.14	7.33	6.51	5.70	4.88	4.07	3.26	2.44	1.63	0.81	0.00	0.00
55	8.38	8.38	8.38	8.38	8.38	7.54	6.70	5.86	5.03	4.19	3.35	2.51	1.68	0.84	0.00	0.00
56	8.58	8.58	8.58	8.58	8.58	7.72	6.86	6.01	5.15	4.29	3.43	2.57	1.72	0.86	0.00	0.00
57	8.88	8.88	8.88	8.88	8.88	7.99	7.10	6.22	5.33	4.44	3.55	2.66	1.78	0.89	0.00	0.00
58	9.12	9.12	9.12	9.12	9.12	8.21	7.29	6.38	5.47	4.56	3.65	2.74	1.82	0.91	0.00	0.00
59	9.46	9.46	9.46	9.46	9.46	8.51	7.56	6.62	5.67	4.73	3.78	2.84	1.89	0.95	0.00	0.00
60	9.79	9.79	9.79	9.79	9.79	8.81	7.83	6.86	5.88	4.90	3.92	2.94	1.96	0.98	0.00	0.00
61	10.10	10.10	10.10	10.10	10.10	9.09	8.08	7.07	6.06	5.05	4.04	3.03	2.02	1.01	0.00	0.00
62	10.40	10.40	10.40	10.40	10.40	9.36	8.32	7.28	6.24	5.20	4.16	3.12	2.08	1.04	0.00	0.00
63	10.77	10.77	10.77	10.77	10.77	9.69	8.62	7.54	6.46	5.39	4.31	3.23	2.15	1.08	0.00	0.00
64	11.14	11.14	11.14	11.14	11.14	10.03	8.91	7.80	6.69	5.57	4.46	3.34	2.23	1.11	0.00	0.00
65	11.58	11.58	11.58	11.58	11.58	10.42	9.26	8.11	6.95	5.79	4.63	3.47	2.32	1.16	0.00	0.00
66	12.91	12.91	12.91	11.62	10.33	9.04	7.75	6.46	5.16	3.87	2.58	1.94	1.29	0.65	0.00	0.00
67	13.66	13.66	13.66	12.30	10.93	9.56	8.20	6.83	5.46	4.10	2.73	2.05	1.37	0.68	0.00	0.00
68	14.41	14.41	14.41	12.97	11.53	10.09	8.65	7.21	5.76	4.32	2.88	2.16	1.44	0.72	0.00	0.00
69	15.28	15.28	15.28	13.75	12.22	10.69	9.17	7.64	6.11	4.58	3.06	2.29	1.53	0.76	0.00	0.00
70	16.21	16.21	16.21	14.59	12.97	11.35	9.73	8.11	6.48	4.86	3.24	2.43	1.62	0.81	0.00	0.00
71	17.41	17.41	17.41	15.67	13.93	12.19	10.45	8.71	6.96	5.22	3.48	2.61	1.74	0.87	0.00	0.00
72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
0	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
1	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
2	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
3	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
4	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
5	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
6	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
7	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
8	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
9	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
10	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
11	5.38	5.38	5.38	5.38	5.38	4.85	4.31	3.77	3.23	2.69	2.15	1.62	1.08	0.54	0.00	0.00
12	5.43	5.43	5.43	5.43	5.43	4.89	4.34	3.80	3.26	2.71	2.17	1.63	1.09	0.54	0.00	0.00
13	5.50	5.50	5.50	5.50	5.50	4.95	4.40	3.85	3.30	2.75	2.20	1.65	1.10	0.55	0.00	0.00
14	5.56	5.56	5.56	5.56	5.56	5.01	4.45	3.89	3.34	2.78	2.23	1.67	1.11	0.56	0.00	0.00
15	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
16	5.88	5.88	5.88	5.88	5.88	5.29	4.70	4.12	3.53	2.94	2.35	1.76	1.18	0.59	0.00	0.00
17	5.90	5.90	5.90	5.90	5.90	5.31	4.72	4.13	3.54	2.95	2.36	1.77	1.18	0.59	0.00	0.00
18	5.93	5.93	5.93	5.93	5.93	5.34	4.75	4.15	3.56	2.97	2.37	1.78	1.19	0.59	0.00	0.00
19	5.96	5.96	5.96	5.96	5.96	5.36	4.76	4.17	3.57	2.98	2.38	1.79	1.19	0.60	0.00	0.00
20	5.99	5.99	5.99	5.99	5.99	5.39	4.79	4.19	3.59	3.00	2.40	1.80	1.20	0.60	0.00	0.00
21	6.01	6.01	6.01	6.01	6.01	5.41	4.81	4.21	3.61	3.01	2.41	1.80	1.20	0.60	0.00	0.00
22	6.05	6.05	6.05	6.05	6.05	5.44	4.84	4.23	3.63	3.02	2.42	1.81	1.21	0.60	0.00	0.00
23	6.07	6.07	6.07	6.07	6.07	5.46	4.86	4.25	3.64	3.03	2.43	1.82	1.21	0.61	0.00	0.00
24	6.10	6.10	6.10	6.10	6.10	5.49	4.88	4.27	3.66	3.05	2.44	1.83	1.22	0.61	0.00	0.00
25	6.13	6.13	6.13	6.13	6.13	5.51	4.90	4.29	3.68	3.06	2.45	1.84	1.23	0.61	0.00	0.00
26	6.15	6.15	6.15	6.15	6.15	5.53	4.92	4.30	3.69	3.07	2.46	1.84	1.23	0.61	0.00	0.00
27	6.18	6.18	6.18	6.18	6.18	5.56	4.94	4.33	3.71	3.09	2.47	1.85	1.24	0.62	0.00	0.00
28	6.20	6.20	6.20	6.20	6.20	5.58	4.96	4.34	3.72	3.10	2.48	1.86	1.24	0.62	0.00	0.00
29	6.24	6.24	6.24	6.24	6.24	5.61	4.99	4.37	3.74	3.12	2.50	1.87	1.25	0.62	0.00	0.00
30	6.26	6.26	6.26	6.26	6.26	5.63	5.01	4.38	3.76	3.13	2.50	1.88	1.25	0.63	0.00	0.00
31	6.40	6.40	6.40	6.40	6.40	5.76	5.12	4.48	3.84	3.20	2.56	1.92	1.28	0.64	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
32	6.53	6.53	6.53	6.53	6.53	5.88	5.22	4.57	3.92	3.27	2.61	1.96	1.31	0.65	0.00	0.00
33	6.62	6.62	6.62	6.62	6.62	5.96	5.30	4.63	3.97	3.31	2.65	1.99	1.32	0.66	0.00	0.00
34	6.82	6.82	6.82	6.82	6.82	6.14	5.46	4.78	4.09	3.41	2.73	2.05	1.36	0.68	0.00	0.00
35	6.97	6.97	6.97	6.97	6.97	6.27	5.58	4.88	4.18	3.48	2.79	2.09	1.39	0.70	0.00	0.00
36	7.18	7.18	7.18	7.18	7.18	6.47	5.75	5.03	4.31	3.59	2.87	2.16	1.44	0.72	0.00	0.00
37	7.28	7.28	7.28	7.28	7.28	6.56	5.83	5.10	4.37	3.64	2.91	2.19	1.46	0.73	0.00	0.00
38	7.51	7.51	7.51	7.51	7.51	6.76	6.01	5.26	4.51	3.75	3.00	2.25	1.50	0.75	0.00	0.00
39	7.73	7.73	7.73	7.73	7.73	6.96	6.19	5.41	4.64	3.87	3.09	2.32	1.55	0.77	0.00	0.00
40	7.97	7.97	7.97	7.97	7.97	7.17	6.38	5.58	4.78	3.99	3.19	2.39	1.59	0.80	0.00	0.00
41	8.27	8.27	8.27	8.27	8.27	7.45	6.62	5.79	4.96	4.14	3.31	2.48	1.65	0.83	0.00	0.00
42	8.47	8.47	8.47	8.47	8.47	7.62	6.77	5.93	5.08	4.23	3.39	2.54	1.69	0.85	0.00	0.00
43	8.85	8.85	8.85	8.85	8.85	7.96	7.08	6.19	5.31	4.42	3.54	2.65	1.77	0.88	0.00	0.00
44	9.19	9.19	9.19	9.19	9.19	8.27	7.35	6.43	5.51	4.59	3.67	2.76	1.84	0.92	0.00	0.00
45	9.59	9.59	9.59	9.59	9.59	8.63	7.67	6.71	5.75	4.80	3.84	2.88	1.92	0.96	0.00	0.00
46	9.85	9.85	9.85	9.85	9.85	8.86	7.88	6.89	5.91	4.92	3.94	2.95	1.97	0.98	0.00	0.00
47	10.15	10.15	10.15	10.15	10.15	9.14	8.12	7.11	6.09	5.08	4.06	3.05	2.03	1.02	0.00	0.00
48	10.46	10.46	10.46	10.46	10.46	9.41	8.36	7.32	6.27	5.23	4.18	3.14	2.09	1.05	0.00	0.00
49	10.86	10.86	10.86	10.86	10.86	9.77	8.69	7.60	6.52	5.43	4.34	3.26	2.17	1.09	0.00	0.00
50	11.19	11.19	11.19	11.19	11.19	10.07	8.95	7.83	6.71	5.59	4.48	3.36	2.24	1.12	0.00	0.00
51	11.56	11.56	11.56	11.56	11.56	10.40	9.25	8.09	6.94	5.78	4.62	3.47	2.31	1.16	0.00	0.00
52	11.98	11.98	11.98	11.98	11.98	10.78	9.58	8.38	7.19	5.99	4.79	3.59	2.40	1.20	0.00	0.00
53	12.43	12.43	12.43	12.43	12.43	11.18	9.94	8.70	7.46	6.21	4.97	3.73	2.49	1.24	0.00	0.00
54	12.86	12.86	12.86	12.86	12.86	11.58	10.29	9.01	7.72	6.43	5.15	3.86	2.57	1.29	0.00	0.00
55	13.44	13.44	13.44	13.44	13.44	12.09	10.75	9.41	8.06	6.72	5.38	4.03	2.69	1.34	0.00	0.00
56	13.93	13.93	13.93	13.93	13.93	12.54	11.15	9.75	8.36	6.97	5.57	4.18	2.79	1.39	0.00	0.00
57	14.45	14.45	14.45	14.45	14.45	13.01	11.56	10.12	8.67	7.23	5.78	4.34	2.89	1.45	0.00	0.00
58	15.04	15.04	15.04	15.04	15.04	13.54	12.03	10.53	9.03	7.52	6.02	4.51	3.01	1.50	0.00	0.00
59	15.71	15.71	15.71	15.71	15.71	14.14	12.57	11.00	9.43	7.86	6.28	4.71	3.14	1.57	0.00	0.00
60	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
61	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
62	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
63	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
64	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
65	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
66	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
67	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
68	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
69	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
70	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
71	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
0	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
1	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
2	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
3	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
4	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
5	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
6	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
7	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
8	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
9	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
10	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
11	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
12	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
13	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
14	5.38	5.38	5.38	5.38	5.38	4.85	4.31	3.77	3.23	2.69	2.15	1.62	1.08	0.54	0.00	0.00
15	5.61	5.61	5.61	5.61	5.61	5.05	4.49	3.93	3.37	2.80	2.24	1.68	1.12	0.56	0.00	0.00
16	5.63	5.63	5.63	5.63	5.63	5.07	4.50	3.94	3.38	2.82	2.25	1.69	1.13	0.56	0.00	0.00
17	5.69	5.69	5.69	5.69	5.69	5.12	4.55	3.98	3.41	2.84	2.27	1.71	1.14	0.57	0.00	0.00
18	5.71	5.71	5.71	5.71	5.71	5.14	4.57	4.00	3.43	2.85	2.28	1.71	1.14	0.57	0.00	0.00
19	5.77	5.77	5.77	5.77	5.77	5.19	4.61	4.04	3.46	2.88	2.31	1.73	1.15	0.58	0.00	0.00
20	5.79	5.79	5.79	5.79	5.79	5.21	4.63	4.05	3.47	2.89	2.32	1.74	1.16	0.58	0.00	0.00
21	5.89	5.89	5.89	5.89	5.89	5.30	4.71	4.12	3.53	2.94	2.36	1.77	1.18	0.59	0.00	0.00
22	5.91	5.91	5.91	5.91	5.91	5.32	4.73	4.14	3.55	2.96	2.36	1.77	1.18	0.59	0.00	0.00
23	5.95	5.95	5.95	5.95	5.95	5.35	4.76	4.16	3.57	2.97	2.38	1.78	1.19	0.59	0.00	0.00
24	5.97	5.97	5.97	5.97	5.97	5.37	4.77	4.18	3.58	2.98	2.39	1.79	1.19	0.60	0.00	0.00
25	5.99	5.99	5.99	5.99	5.99	5.39	4.79	4.19	3.59	3.00	2.40	1.80	1.20	0.60	0.00	0.00
26	6.01	6.01	6.01	6.01	6.01	5.41	4.81	4.21	3.61	3.01	2.41	1.80	1.20	0.60	0.00	0.00
27	6.04	6.04	6.04	6.04	6.04	5.43	4.83	4.22	3.62	3.02	2.41	1.81	1.21	0.60	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
28	6.07	6.07	6.07	6.07	6.07	5.46	4.86	4.25	3.64	3.03	2.43	1.82	1.21	0.61	0.00	0.00
29	6.09	6.09	6.09	6.09	6.09	5.48	4.87	4.26	3.65	3.05	2.44	1.83	1.22	0.61	0.00	0.00
30	6.11	6.11	6.11	6.11	6.11	5.50	4.89	4.28	3.67	3.06	2.45	1.83	1.22	0.61	0.00	0.00
31	6.19	6.19	6.19	6.19	6.19	5.57	4.95	4.34	3.72	3.10	2.48	1.86	1.24	0.62	0.00	0.00
32	6.27	6.27	6.27	6.27	6.27	5.64	5.02	4.39	3.76	3.14	2.51	1.88	1.25	0.63	0.00	0.00
33	6.35	6.35	6.35	6.35	6.35	5.72	5.08	4.45	3.81	3.18	2.54	1.91	1.27	0.64	0.00	0.00
34	6.49	6.49	6.49	6.49	6.49	5.84	5.19	4.54	3.89	3.24	2.59	1.95	1.30	0.65	0.00	0.00
35	6.58	6.58	6.58	6.58	6.58	5.92	5.26	4.60	3.95	3.29	2.63	1.97	1.32	0.66	0.00	0.00
36	6.67	6.67	6.67	6.67	6.67	6.00	5.33	4.67	4.00	3.33	2.67	2.00	1.33	0.67	0.00	0.00
37	6.87	6.87	6.87	6.87	6.87	6.18	5.49	4.81	4.12	3.43	2.75	2.06	1.37	0.69	0.00	0.00
38	6.97	6.97	6.97	6.97	6.97	6.27	5.58	4.88	4.18	3.48	2.79	2.09	1.39	0.70	0.00	0.00
39	7.13	7.13	7.13	7.13	7.13	6.41	5.70	4.99	4.28	3.56	2.85	2.14	1.43	0.71	0.00	0.00
40	7.35	7.35	7.35	7.35	7.35	6.62	5.88	5.15	4.41	3.68	2.94	2.21	1.47	0.74	0.00	0.00
41	7.52	7.52	7.52	7.52	7.52	6.77	6.02	5.26	4.51	3.76	3.01	2.26	1.50	0.75	0.00	0.00
42	7.69	7.69	7.69	7.69	7.69	6.92	6.15	5.38	4.61	3.84	3.08	2.31	1.54	0.77	0.00	0.00
43	7.87	7.87	7.87	7.87	7.87	7.08	6.30	5.51	4.72	3.93	3.15	2.36	1.57	0.79	0.00	0.00
44	8.18	8.18	8.18	8.18	8.18	7.37	6.55	5.73	4.91	4.09	3.27	2.46	1.64	0.82	0.00	0.00
45	8.38	8.38	8.38	8.38	8.38	7.54	6.70	5.86	5.03	4.19	3.35	2.51	1.68	0.84	0.00	0.00
46	8.59	8.59	8.59	8.59	8.59	7.73	6.87	6.01	5.15	4.29	3.44	2.58	1.72	0.86	0.00	0.00
47	8.72	8.72	8.72	8.72	8.72	7.85	6.98	6.11	5.23	4.36	3.49	2.62	1.74	0.87	0.00	0.00
48	8.97	8.97	8.97	8.97	8.97	8.07	7.18	6.28	5.38	4.49	3.59	2.69	1.79	0.90	0.00	0.00
49	9.10	9.10	9.10	9.10	9.10	8.19	7.28	6.37	5.46	4.55	3.64	2.73	1.82	0.91	0.00	0.00
50	9.33	9.33	9.33	9.33	9.33	8.40	7.46	6.53	5.60	4.67	3.73	2.80	1.87	0.93	0.00	0.00
51	9.56	9.56	9.56	9.56	9.56	8.60	7.64	6.69	5.73	4.78	3.82	2.87	1.91	0.96	0.00	0.00
52	9.77	9.77	9.77	9.77	9.77	8.79	7.82	6.84	5.86	4.89	3.91	2.93	1.95	0.98	0.00	0.00
53	10.03	10.03	10.03	10.03	10.03	9.03	8.02	7.02	6.02	5.01	4.01	3.01	2.01	1.00	0.00	0.00
54	10.33	10.33	10.33	10.33	10.33	9.30	8.27	7.23	6.20	5.17	4.13	3.10	2.07	1.03	0.00	0.00
55	10.63	10.63	10.63	10.63	10.63	9.56	8.50	7.44	6.38	5.31	4.25	3.19	2.13	1.06	0.00	0.00
56	10.84	10.84	10.84	10.84	10.84	9.76	8.67	7.59	6.50	5.42	4.34	3.25	2.17	1.08	0.00	0.00
57	11.21	11.21	11.21	11.21	11.21	10.09	8.97	7.85	6.73	5.61	4.48	3.36	2.24	1.12	0.00	0.00
58	11.45	11.45	11.45	11.45	11.45	10.30	9.16	8.01	6.87	5.72	4.58	3.43	2.29	1.14	0.00	0.00
59	11.83	11.83	11.83	11.83	11.83	10.65	9.46	8.28	7.10	5.91	4.73	3.55	2.37	1.18	0.00	0.00
60	12.19	12.19	12.19	12.19	12.19	10.97	9.75	8.53	7.31	6.09	4.87	3.66	2.44	1.22	0.00	0.00
61	12.47	12.47	12.47	12.47	12.47	11.22	9.98	8.73	7.48	6.24	4.99	3.74	2.49	1.25	0.00	0.00
62	12.74	12.74	12.74	12.74	12.74	11.47	10.19	8.92	7.64	6.37	5.10	3.82	2.55	1.27	0.00	0.00
63	13.08	13.08	13.08	13.08	13.08	11.77	10.46	9.16	7.85	6.54	5.23	3.92	2.62	1.31	0.00	0.00
64	13.39	13.39	13.39	13.39	13.39	12.05	10.71	9.38	8.04	6.70	5.36	4.02	2.68	1.34	0.00	0.00
65	13.78	13.78	13.78	13.78	13.78	12.40	11.02	9.64	8.27	6.89	5.51	4.13	2.76	1.38	0.00	0.00
66	15.29	15.29	15.29	13.76	12.23	10.70	9.17	7.64	6.12	4.59	3.06	2.29	1.53	0.76	0.00	0.00
67	15.98	15.98	15.98	14.38	12.78	11.18	9.59	7.99	6.39	4.79	3.20	2.40	1.60	0.80	0.00	0.00
68	16.61	16.61	16.61	14.95	13.29	11.63	9.97	8.31	6.64	4.98	3.32	2.49	1.66	0.83	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
69	17.33	17.33	17.33	15.59	13.86	12.13	10.40	8.66	6.93	5.20	3.47	2.60	1.73	0.87	0.00	0.00
70	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
71	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

The Statement of Additional Information (“SAI”) dated May 1, 2013 contains additional information about the Policy and the Variable Account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the front cover or by calling 1-877-376-8008.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. More information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and its registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority, Inc. (“FINRA”), describing its Public Disclosure Program.

SEC File No. 333-84023/811-09507

Statement of Additional Information

for the

Farmers Variable Life

Individual Flexible Premium Variable Life Insurance Policy

Issued Through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company

3003 - 77th Avenue, S.E.

Mercer Island, Washington 98040

Phone: (206) 232-8400

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers Variable Life, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2013 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Policy.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Policy and the Portfolios.

The date of this Statement of Additional Information is May 1, 2013.

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation unit

An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

Beneficiary

The person(s) you select to receive the death benefit from this Policy.

Business Day/Valuation Day

Each day that the New York Stock Exchange (“NYSE”) is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in this statement of additional information, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Value

The Contract Value minus any applicable surrender charge.

Company (we, us, our, Farmers, FNWL)

Farmers New World Life Insurance Company

Contract Value

The sum of the values you have in the variable account and the Fixed Account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

Cumulative Minimum Premiums

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

Death Benefit Proceeds

The amount we will pay to the Beneficiary when we receive proof of the Insured’s death. We will increase the proceeds by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and we will reduce the proceeds by the amount of any outstanding loans (plus any interest you owe), and any due and unpaid monthly deductions.

Fixed Account

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our General Account and are not part of, or dependent on, the investment performance of the variable account.

Fixed Account Value

The portion of your Contract Value allocated to the fixed account.

Fund(s)

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the Funds that are listed on the front page of this prospectus.

General Account

The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office

The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

Initial Premium

The amount you must pay before insurance coverage begins under this Policy. The Initial Premium is shown on your Policy’s specification page.

Insured

The person whose life is Insured by this Policy.

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Issue Date

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your Initial Premium (times the percent of premium factor) in the Fixed Account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the Fixed Account until the reallocation date.

Lapse

When life insurance coverage ends because you do not have enough Cash Value to pay the monthly deduction and any outstanding loan amount (including any interest you owe on the loan(s)), and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed Cumulative Minimum Premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding loan amount, including any interest you owe) is too low to pay the entire monthly deduction due.

Loan Amount

The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the loan amount from the subaccounts and the Fixed Account and place it in the loan account as collateral for the loans. The loan account is part of our General Account.

Maturity Date

The Policy anniversary when the Insured reaches age 110 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

Monthly Deduction

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the cost of any riders, and any flat extra charge for a special premium class.

Monthly Due Date

The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.

Percent of Premium Factor

The factor (currently 96.5%) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The percent of premium factor is shown on your Policy’s specifications page.

Portfolio

A series of a Fund with its own objectives and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class

A classification that affects the cost of insurance rate and the premium required to insure an individual.

Premiums

All payments you make under the Policy other than loan repayments. When we use the term “premium” in this prospectus, it generally has the same meaning as “net premium” in the Policy, and means a premium multiplied by the percent of premium factor.

Principal Sum

The dollar amount of insurance selected by the Owner. The principal sum on the issue date is set forth on the Policy’s specifications page. You may increase or decrease the principal sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the principal sum. The actual Death Benefit Proceeds we pay under the Policy may be more or less than the principal sum.

Reallocation Date

The date we reallocate any premium (plus interest) held in the Fixed Account to the subaccounts and Fixed Account as you directed in your application. The reallocation date is the record date, plus the number of days in your state’s right to examine period, plus 10 days.

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Record Date

The date we record your Policy in our books as an in force policy.

Right-to-Examine Period

The period when you may return the Policy and receive a refund. The length of the right-to-examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

Service Center

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount

A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

Surrender

The termination of the Policy at the option of the Owner.

Surrender Value

The amount we will pay you if you surrender the Policy while it is in force. The Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, and minus any outstanding loan amount (including any interest you owe on the loan(s)).

Tax Code

The Internal Revenue Code of 1986, as amended.

Valuation Period

The period of time over which we determine the change in the value of the subaccounts in order to price Accumulation Units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

Variable Account

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

Variable Account Value

The portion of your Contract Value that is allocated to the subaccounts of the variable account.

Written Notice

The written notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

you (your, Owner)

The person entitled to exercise all rights as Owner under the Policy.

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General Provisions

The Policy

The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

Any change in the Policy or waiver of its provisions must be in writing and signed by one of our officers. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•	reflect a change in the variable account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the Insured’s lifetime for two years from the issue date, or if reinstated, for two years from the date of reinstatement. In the absence of fraud, we will not contest any increase in principal sum after the increase has been in force for two years during the Insured’s lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

Suicide Exclusion

If the Insured commits suicide, while sane or insane, within two years of the issue date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any loans (including any interest you owe), and less any withdrawals (not including surrender charges and processing fees) previously paid. A new two-year period will apply from the effective date of any reinstatement and to each increase in principal sum starting on the effective date of each increase. During this two-year period, the Death Benefit Proceeds paid that are associated with an increase in principal sum will be limited to the monthly cost of insurance charges for the increase.

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Misstatement of Age or Sex

If the Insured’s age or sex was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance. If the Insured’s age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the Insured’s correct age and sex.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

Resolving Material Conflicts

The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the Funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the Funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an Owner and the interests of persons owning other contracts investing in the same Funds. There is also the possibility that a material conflict may arise between the interests of Owners generally, or certain classes of Owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such portfolios, as appropriate.

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Additional Information

Changing Death Benefit Options

•	After the first Policy year, you may change death benefit options or change the principal sum (but not both, unless done simultaneously) once each Policy year.

•	You must make your request in writing.

•	We may require evidence of insurability.

•	The effective date of the change will be the monthly due date on or following the date when we approve your request for a change.

We will send you a Policy endorsement with the change to attach to your Policy.

•	Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

From Option A (variable death benefit) to Option B (level death benefit)

•	We do not require evidence of insurability.

•	The principal sum will change. The new Option B principal sum will equal the Option a principal sum plus the Contract Value on the effective date of the change.

•	The minimum premium will increase.

•

The change in option affects the determination of the death benefit since Contract Value is no longer added to the principal sum. The death benefit will equal the new principal sum (or, if higher, the Contract Value times the applicable death benefit percentage).

From Option B (level death benefit) to Option A (variable death benefit)

•	You must provide satisfactory evidence of insurability.

•

The principal sum will change. The new Option A principal sum will equal the Option B principal sum less the Contract Value immediately before the change, but the new principal sum will not be less than the minimum principal sum shown on your Policy’s specifications page. We will not impose any surrender charge solely as a result of this change in principal sum.

•	The minimum premium will decrease.

•

The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new principal sum, and the death benefit will then vary with the Contract Value.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

Settlement Options. If you surrender the Policy, or if the Policy matures, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the Insured dies, the Beneficiary may apply the lump sum Death Benefit Proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

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Once we begin making payments under a settlement option, you or the Beneficiary will no longer have any value in the subaccounts or the Fixed Account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the Insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on three things:

•	the amount of the surrender or Death Benefit Proceeds on the surrender date, maturity date or Insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

•	the specific option(s) you choose. The amount you would receive may depend on your adjusted age and sex.

Option 1 – Interest Accumulation:

•        Your proceeds will earn interest at a rate of 2.5% per year compounded annually.

•        We may not keep the Funds under this option for longer than five years, unless the Beneficiary is a minor, in which case we may hold the Funds until the Beneficiary attains the age of majority.

Option 2 – Interest Income:

•        You will receive income of at least $25 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly for each $1,000 of proceeds.

•        Unless you direct otherwise, the payee may withdraw the proceeds at any time.

•        After the first year, we may defer such withdrawal for up to six months.

Option 3 – Income - Period Certain:

•        We will pay installments for a specified period.

•        The amount of each installment will not be less than the amounts shown in the table in your Policy.

•        If the payee dies before the end of the specified period, we will pay the installments to the contingent payee for the remainder of the specified period.

Option 4 – Income - Amount Certain:	• We will pay installments of a specified amount until the proceeds together with interest are paid in full. • We will credit interest at a rate of 2.5% compounded annually.

Option 5 – Income - Life:

•        We will pay installments for the payee’s lifetime.

•        We will make payments for at least a specified guaranteed period.

•        If the payee dies before the end of the guaranteed period, we will continue to pay proceeds to a contingent payee for the remainder of the guaranteed period.

•        The amount of each installment will depend on the adjusted age and sex of the payee at the time the first payment is due.

•        We determine the adjusted age by calculating the age at the payee’s nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

First Payment Date	Adjusted Age is Age Minus
2003 to 2010	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

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Tax Consequences. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the Insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

Dollar Cost Averaging

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

We may modify or revoke the Dollar Cost Averaging program at any time. There is no charge for participating in the Dollar Cost Averaging program. We do not assess transfer fees on Dollar Cost Averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed below.

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. (The Automatic Asset Rebalancing Program may not be used to transfer amounts into and out of the Fixed Account.) Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Policy back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your Initial Premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).

9

Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the Fixed Account in the rebalancing.

You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. Your AAR instructions are effective on the Business Day we receive them at the Service Center. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Policy year.

We may suspend or modify AAR at any time. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed above.

Subaccount Unit Value

The value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the Variable Account’s financial statements. The unit value may increase or decrease from one Valuation Period to the next.

The unit value of any subaccount at the end of a Valuation Period is calculated as:

A x B, where:

“A” is the subaccount’s unit value for the end of the immediately preceding Business Day; and

“B” is the net investment factor for the most current Business Day.

The net investment factor is an index we use to measure the investment performance of a subaccount from one Valuation Period to the next. Each subaccount has a net investment factor for each Valuation Period that may equal or be greater or less than one. Therefore, the value of a unit (and the value of a subaccount) may increase or decrease. We determine the net investment factor for any subaccount for any Valuation Period by the following formula:

X	– Z
Y

“X” equals:

1.	the net asset value per portfolio share held in the subaccount at the end of the current Business Day; plus

2.	the per share amount of any dividend or capital gain distribution on shares held in the subaccount during the current Business Day; minus

3.	the per share amount of any capital loss distribution on shares held in the subaccount during the current Business Day; minus

4.	the per share amount of any taxes or any amount set aside during the Business Day as a reserve for taxes.

“Y” equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding Business Day.

“Z” equals the mortality and expense risk charge factor. The mortality and expense risk charge is deducted from each subaccount on each Business Day.

Additional Information about Farmers and the Variable Account

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Policy. Farmers is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Policy and under other variable life insurance policies Farmers issues. Farmers’ General Account supports the Fixed Account under the Policy.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group LTD (formerly known as Zurich Financial Services LTD), a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

10

Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws.

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account. We maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 6452 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339. Under the Agreement, McCamish provides, at the Service Center, significant administrative services for the Policy and the Variable Account, including the processing of all premium payments, loans, requests for transfers, partial withdrawals, and surrenders, and the calculation of Accumulation Unit values for each Policy and the variable account.

Distribution of the Policies

We discontinued offering new Policies in 2008. We will continue to accept premium and to process transactions for existing Policies.

Farmers Financial Services, LLC (“FFS”) serves as the principal underwriter for the Policies. FFS is a Nevada limited liability company and its home office is located at 30801 Agoura Road, Bldg. 1, Agoura Hills, California 91301-2054. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), and of the Securities Investor Protection Corporation. Currently, the Policies are sold through FFS’ sales representatives who are appointed as our insurance agents.

11

We pay commissions to FFS for sales of the Policies by its sales representatives. FFS received sales commissions with respect to the Policies in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter

2009	$8,350,465	0
2010	$8,650,398	0
2011	$8,838,693	0
2012	$9,341,480	0

*	Includes sales commissions paid to FFS for another variable life insurance policies issued by Farmers.

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm, FFS retained approximately $2,008,190 in commissions in 2012.

We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS. During 2012, we paid FFS’s sales representatives and district managers $2,347,496 in bonus compensation for their sales of our variable life insurance policies, including the Policy.

We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to FFS based on aggregate sales or persistency standards.

Reports to Owners

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing at least the following information as of the end of the report period:

• the current principal sum • the current death benefit • the Contract Value • the Surrender Value	• any loans since the last report • premiums paid since the last report • all deductions since the last report • the amount of any outstanding loans

You may request additional copies of reports for a $5 fee. We will maintain all records relating to the variable account and the Fixed Account.

Policy Owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as premium payments, transfers, partial withdrawals, loans and surrenders. Scheduled financial transactions may be confirmed using quarterly statements.

Records

We and our agent, McCamish, maintain all records relating to the variable account and the Fixed Account.

12

Legal Matters

All matters of Washington law pertaining to the Policy have been passed upon by Garrett B. Paddor, Vice President, Corporate Secretary, and General Counsel, Farmers New World Life Insurance Company.

Experts

The financial statements and schedules of Farmers New World Life Insurance Company as of December 31, 2012 and 2011, and for each of the years ended December 31, 2012, 2011 and 2010 (prepared in conformity with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington as described in Note 2 of the financial statements), and the financial statements of Farmers Variable Life Separate Account A as of December 31, 2012 and for each of the periods ended December 31, 2012 and 2011 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 1420 Fifth Avenue, Suite 1900, Seattle, Washington 98101, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2012 and 2011, and for each of the years ended December 31, 2012, 2011 and 2010, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Report of Independent Auditors, are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.

The audited financial statements of Farmers Variable Life Separate Account A as of December 31, 2012 and for the periods ended December 31, 2012 and 2011, as well as the Report of the Independent Registered Public Accounting Firm, are included in the SAI.

13

Index to Financial Statements

Farmers New World Life Insurance Company

Report of Independent Auditors
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2012 and 2011
Statutory Statements of Operations for the Years Ended December 31, 2012, 2011 and 2010
Statutory Statements of Changes in Capital and Surplus for the Years Ended December 31, 2012, 2011 and 2010
Statutory Statements of Cash Flows for the Years Ended December 31, 2012, 2011 and 2010
Notes to Statutory Financial Statements
Supplemental Schedule of Assets and Liabilities for the Year Ended December 31, 2012
Supplemental Summary Investment Schedule and Investment Risk Interrogatories for the Year Ended December 31, 2012

Farmers Variable Life Separate Account A

Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities as of December 31, 2012
Statement of Operations for the Period Ended December 31, 2012
Statements of Changes in Net Assets for the Periods Ended December 31, 2012 and 2011
Notes to Financial Statements

F-1

Farmers New World Life

Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements

December 31, 2012 and 2011 and

For the Years Ended December 31, 2012, 2011 and

2010

And Supplemental Schedules

As of and for the Year Ended December 31, 2012

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Index

December 31, 2012 and 2011

Report of Independent Auditors

To the Board of Directors and Stockholder of

Farmers New World Life Insurance Company

We have audited the accompanying statutory statements of Farmers New World Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2012 and 2011, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 2012, 2011 and 2010.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for the years ended December 31, 2012, 2011 and 2010.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years ended December 31, 2012, 2011 and 2010, in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories of the Company as of December 31, 2012 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedule of Assets and Liabilities,

Summary Investment Schedule and Investment Risk Interrogatories do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2012 and for the year then ended. The Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington

April 30, 2013

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2012 and 2011

(in thousands of dollars)	2012	2011

Admitted Assets
Bonds, at amortized cost (market value of $6,343,417 and $6,079,028)	$ 5,641,805	$ 5,526,503
Preferred stocks, at cost or amortized cost (market value of $0 and $127)	-	34
Common stocks (cost of $45,000 and $45,000)	-	-
Mortgage loans on real estate, net of allowance for uncollectible loans	-	13
Investment real estate
Properties held for the generation of income, net	54,105	74,356
Properties held for the sale, net	18,891	-
Contract loans	293,728	297,264
Other invested assets	1,016	1,859
Receivables for securities	7	2,433
Securities lending reinvested collateral	61,468	15,961
Cash, cash equivalents and short-term investments	56,960	125,842

Total cash and invested assets	6,127,980	6,044,265

Accrued investment income	66,188	69,963
Deferred and uncollected premiums	100,936	101,797
Other assets	75,895	57,112
Current federal income tax recoverable and interest thereon	-	9,314
Net deferred tax asset	112,875	124,565
Separate accounts	511,559	452,577

Total admitted assets	$ 6,995,433	$ 6,859,593

Liabilities
Aggregate reserves for life and annuity policies	$ 5,148,533	$ 5,115,888
Aggregate reserves for accident and health policies	2,787	2,190
Contract claims	49,976	50,488
Liability for deposit-type contracts	468,845	459,075
General expenses due and accrued	24,893	24,966
Taxes, licenses, and fees due and accrued	6,312	5,997
Current federal income taxes payable	14,892	-
Unearned investment income	428	468
Amounts withheld or retained by the Company as agent or trustee	477	445
Amounts held for agents’ account	5,404	5,576
Remittances and items not allocated	14,387	13,767
Interest maintenance reserve	40,020	18,349
Asset valuation reserve	28,780	24,148
Reinsurance in unauthorized companies	-	5,429
Securities lending collateral liability	61,468	15,961
Other liabilities	38,099	63,296
Separate accounts	511,559	452,577

Total liabilities	6,416,860	6,258,620

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized, 6,600,000 shares issued and outstanding December 31, 2012 and 2011, respectively)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Aggregate write-ins for special surplus funds	-	42,015
Unassigned surplus	568,774	549,159

Total capital and surplus	578,573	600,973

Total liabilities and capital and surplus	$ 6,995,433	$ 6,859,593

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2012, 2011 and 2010

(in thousands of dollars)	2012	2011	2010

Revenues
Premiums and annuity considerations	$ 609,090	$ 630,230	$ 610,704
Net investment income, excluding realized gains and losses	297,779	311,585	320,544
Amortization of interest maintenance reserve	3,718	1,180	806
Commissions and expense allowances on reinsurance ceded	121,660	137,742	133,471
Reserve adjustments on reinsurance ceded	(48,018)	(47,347)	(26,383)
Leschi experience refund	112,747	-	-
Other	7,992	6,817	6,659

Total revenues	1,104,968	1,040,207	1,045,801

Benefits and expenses
Death and other benefits	243,476	241,224	230,084
Surrender benefits and other fund withdrawals	244,604	234,283	254,460
Interest on policy or contract funds	22,150	21,939	22,282
Increase in aggregate reserves	34,939	74,654	65,934
Commissions	81,828	82,344	84,115
General insurance expenses	165,588	167,879	178,590
Taxes, licenses and fees	23,354	22,957	20,201
Increase in loading on deferred and uncollected premiums	3,681	5,134	3,446
Transfers to separate accounts	140	5,638	(1,047)
Aggregate write-ins for deductions	24	6	140

Total benefits and expenses	819,784	856,058	858,205

Net gain from operations before federal income taxes and realized capital gains	285,184	184,149	187,596
Federal income taxes	98,179	66,979	63,884

Net gain from operations before realized capital gains	187,005	117,170	123,712
Net realized capital gains, less capital gains taxes of $(8,638), $(2,259) and $(5,729) and transfers to interest maintenance reserve of $25,389, $16,914 and $6,105 at December 31, 2012, 2011, and 2010, respectively	22,581	20,009	679

Net income	$ 209,586	$ 137,179	$ 124,391

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2012, 2011 and 2010

(in thousands of dollars)	Common Capital Stock	Gross Paid-In and Contributed Surplus	Aggregate Write-ins for Special Purpose Funds	Unassigned Surplus	Total Capital and Surplus

Balances at December 31, 2009	$ 6,600	$ 3,199	$ 53,621	$ 610,708	$ 674,128

Net income	-	-	-	124,391	124,391
Change in net unrealized capital gains	-	-	-	3,813	3,813
Change in net deferred taxes	-	-	-	(10,725)	(10,725)
Change in nonadmitted assets	-	-	-	19,436	19,436
Cumulative effect of change in accounting principle	-	-	-	(12,937)	(12,937)
Change in reserve on account of change in valuation basis	-	-	-	11,948	11,948
Change in asset valuation reserve	-	-	-	(19,249)	(19,249)
Dividends to stockholder	-	-	-	(120,000)	(120,000)
Change in SSAP No. 10R net deferred income taxes	-	-	729	-	729

Balances at December 31, 2010	6,600	3,199	54,350	607,385	671,534

Net income	-	-	-	137,179	137,179
Change in net unrealized capital gains	-	-	-	(7,795)	(7,795)
Change in net deferred taxes	-	-	-	(7,136)	(7,136)
Change in nonadmitted assets	-	-	-	6,510	6,510
Change in reinsurance in unauthorized companies	-	-	-	(5,429)	(5,429)
Change in asset valuation reserve	-	-	-	(4,899)	(4,899)
Dividends to stockholder	-	-	-	(173,700)	(173,700)
Change in SSAP No. 10R net deferred income taxes	-	-	(12,335)	-	(12,335)
SSAP No. 3 deferred tax adjustment	-	-	-	(2,956)	(2,956)

Balances at December 31, 2011	6,600	3,199	42,015	549,159	600,973

Net income	-	-	-	209,586	209,586
Change in net unrealized capital gains	-	-	-	298	298
Change in net deferred taxes	-	-	-	(22,125)	(22,125)
Change in nonadmitted assets	-	-	-	(2,621)	(2,621)
Change in reinsurance in unauthorized companies	-	-	-	5,429	5,429
Change in reserve on account of change in valuation basis	-	-	-	1,697	1,697
Change in asset valuation reserve	-	-	-	(4,632)	(4,632)
Dividends to stockholder	-	-	-	(220,000)	(220,000)
Change due to implementation on SSAP 101 - income tax	-	-	(42,015)	42,015	-
SSAP No. 3 deferred tax adjustment	-	-		9,968	9,968

Balances at December 31, 2012	$ 6,600	$ 3,199	$ -	$ 568,774	$ 578,573

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

Years Ended December 31, 2012, 2011 and 2010

(in thousands of dollars)	2012	2011	2010

Cash from operations
Premiums collected net of reinsurance	$ 606,277	$ 627,621	$ 612,339
Net investment income	303,842	313,936	319,409
Miscellaneous income	242,399	144,560	140,130

Cash provided by operating activities	1,152,518	1,086,117	1,071,878

Benefits and loss related payments	555,216	544,003	533,361
Net transfers to (from) separate accounts	84	2,285	(1,870)
Commissions, expenses paid and write-ins	303,762	273,728	282,983
Federal and foreign income taxes paid	65,334	75,084	45,329

Cash used in operating activities	924,396	895,100	859,803

Net cash from operations	228,122	191,017	212,075

Cash from investments
Bonds	1,474,151	879,182	848,511
Common and preferred stocks	108	260	-
Mortgage loans	13	5	4
Other invested assets	771	37,403	33,857
Net gains on cash, cash equivalents and short term investments	3	29	24
Miscellaneous proceeds	8,465	64,632	8,111

Cash provided by investing activities	1,483,511	981,511	890,507

Bonds	1,556,307	951,058	872,304
Real estate	3,200	3,299	31,193
Other invested assets	-	-	22,760
Miscellaneous applications	56,453	2,341	14,301

Cash paid for investing activities	1,615,960	956,698	940,558
Net increase (decrease) in contract loans and premium notes	(2,434)	2,292	5,756

Net cash provided by (used in) investments	(130,015)	22,521	(55,807)

Cash from financing and miscellaneous sources
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	9,735	5,018	(13,951)
Dividends to stockholder	(220,000)	(173,700)	(120,000)
Other cash (applied) provided	43,275	(35,645)	5,374

Net cash (used in) provided by financing and miscellaneous sources	(166,990)	(204,327)	(128,577)

Net change in cash, cash equivalents and short-term investments	(68,882)	9,211	27,691

Cash, cash equivalents and short-term investments
Beginning of year	125,842	116,631	88,940

End of year	$ 56,960	$ 125,842	$ 116,631

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

1.	Nature of Operations

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group (“ZIG”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges”).

The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Office of Insurance Commissioner of the State of Washington (“OIC”). It is also subject to regulation by the states in which it transacts business. The Company owns 100% of the common stock of Leschi Life Assurance Company (“Leschi”), a special purpose financial captive, which is domiciled and licensed in the state of South Carolina.

Nature of Operations

The Company concentrates its sales activities in the individual life insurance and annuity markets. Principal lines of business include traditional whole life, universal life and variable universal life, as well as term life insurance products. Additionally, the Company offers flexible and single premium deferred annuities and single premium immediate annuities.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. As of December 31, 2012, this network consisted of approximately 14,189 direct writing agents and approximately 383 district managers, each of whom is an independent contractor.

Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers.

The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that can result in additional, unanticipated expenses to the Company.

Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

The OIC only recognizes statutory accounting practices prescribed or permitted by the State of Washington for reporting the financial condition and results of operations of an insurance company for the purposes of determining its compliance with the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual version effective January 1, 2001 (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The Commissioner of Insurance of the OIC has the power to permit other specific practices that may deviate from prescribed practices.

The Company did not use any permitted practices that differ from NAIC statutory accounting practices (SAP) as of December 31, 2012 and December 31, 2011. The Company follows a practice prescribed by the State of Washington with regard to real estate acquired through foreclosure that differs from the NAIC Life Annual Statement Instructions and NAIC SAP. Washington State Insurance Code RCW 48.13.170 requires real property acquired by an insurer pursuant to loans, mortgages, liens, judgments, or other debts, to be disposed of within five years after the date of acquisition. Assets not disposed of within five years after the date of acquisition are reported as nonadmitted assets. As of December 31, 2012 and 2011, the Company owned $3,396,000 and $3,230,000 in real estate acquired through foreclosure, respectively.

A reconciliation of the Company’s capital and surplus between NAIC SAP and practices prescribed or permitted by the OIC are shown below as of December 31, 2012 and 2011. These practices prescribed or permitted by the OIC do not have an impact on net income.

(in thousands of dollars)	Description	State of Domicile	2012	2011

Statutory surplus, state basis		Washington	$578,573	$600,973
State prescribed practices that increase/(decrease) NAIC SAP	RCW 48.13.170 - Nonadmission of real estate acquired through foreclosure not disposed of within five years of acquisition date.	Washington	(3,396)	(3,230)

Statutory surplus, NAIC SAP		Washington	$581,969	$604,203

The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Statutory accounting practices differ from GAAP in the following respects:

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair value or amortized cost based upon management’s intent as to whether bonds are available for sale or will be held until maturity.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults, and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are nonadmitted and charged directly to unassigned surplus. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience, unless annual cash flow testing reveals the need to hold reserves in excess of the normal statutory reserves. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold, except that for traditional life products, a provision for adverse deviations is used to make the reserves higher than best estimate assumption would require. For interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, such costs are deferred and amortized over the premium paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

Recognition of Revenue and Related Expenses

Under statutory accounting practices, life premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance policies or reinsurance contracts. Deposits received on contracts that do not incorporate policyholder mortality or morbidity risks are recorded directly to the liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the summary of operations when earned under the terms of the contract. Expenses incurred in connection with acquisition of new insurance business, including acquisition costs such as sales commissions, are expensed as incurred in the statement of operations. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset.

For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Under GAAP, revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, interest earned, policy administration charges, and surrender charges assessed against policyholder account balances during the year. Expenses related to these products include interest credited to policy account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

Reinsurance

Under statutory accounting practices, reinsurance reserves and reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively. Under GAAP, these reinsurance amounts are reflected as an asset.

Federal Income Taxes

Under statutory accounting practices, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not some portion or all of the deferred tax assets will not be realized. In addition to a valuation allowance, statutory accounting limits deferred tax assets to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders equity consistently with the pre-tax income item to which they relate.

Nonadmitted Assets

Under statutory accounting practices, certain assets, such as electronic data processing equipment and software, furniture and equipment, receivables over 90 days past due and certain deferred tax assets, are considered nonadmitted assets for statutory purposes as they may not be fully realizable at their carrying values in a liquidation scenario and, therefore, these nonadmitted assets and any changes in such assets are charged directly to unassigned surplus. There are no nonadmitted assets for GAAP purposes.

Separate Accounts

Separate accounts assets are carried at fair value. Separate accounts liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company. There are no differences from GAAP.

Statement of Cash Flows

The statutory basis statement of cash flows is presented as required and differs from the GAAP presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

Separate Accounts

The Company issues variable universal life (“VUL”) and is licensed to sell deferred annuity contracts. Effective September 30, 2012, the Company stopped issuing new variable annuity contracts and instead provides access to a variable annuity product issued by AXA Equitable Life Insurance Company through a distribution agreement in exchange for an expense allowance. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company. As of December 31, 2012, there were 36 subaccounts available for the VUL products, 47 subaccounts available for variable annuity, 34 subaccounts available for Farmers EssentialLife VUL and 23 subaccounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the subaccounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the subaccounts may not meet their stated objectives.

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•	Reserves for life insurance are based on the American Experience, 1941, 1958, 1980 or 2001 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 2.25% to 6.00%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC.

•	Reserves for deferred annuities, including variable annuities, are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, or 1994 Guaranteed Minimum Death Benefit mortality tables with interest rates from 3.00% to 6.00%.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.25% to 5.75%.

•	Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A or Annuity 2000 mortality tables with interest rates from 3.00% to 4.50%.

•	Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other life policies, substandard lives are charged an extra premium plus the regular gross premium for the rated issue age. For the Farmers Level Term 2000 plan group and the Farmers Value Term group, the reserve is the standard interpolated terminal reserve at the rated age, plus the regular net unearned premium reserve at the rated age, plus an additional gross unearned premium reserve using the substandard extra premium charge for the premium payment mode. For all other plan groups, mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, a substandard reserve of one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

As of December 31, 2012 and 2011, the Company had approximately $10,015,133,000 and $24,581,883,000, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2012 and 2011 was approximately $679,000 and $93,000, respectively.

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. All security transactions are recorded on a trade date basis. Investments are recorded on the following bases:

•

Bonds–at cost, adjusted for amortization of premium or discount. Bonds with NAIC designations of 6 are reported at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a retrospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method except for interest-only mortgage-backed securities, which use the prospective method. The Company uses the retrospective method and has elected to use book value as of January 1, 1994, as the cost for loan-backed securities purchased prior to January 1, 1994, where historical cash flows are not readily available.

•	Preferred stocks–Preferred stocks with NAIC designations of 1 to 3 with characteristics of equity securities are reported at cost or amortized cost. All other preferred stocks are reported at amortized cost or the lower of amortized cost or fair value, depending on their NAIC designation.

•	Common stocks–The Company has sole ownership in a subsidiary, Leschi. It was accounted for under the equity method. As of December 31, 2009, the Company ceased applying the equity method when the carrying value of Leschi was reduced to zero because the Company has not guaranteed any of the obligations of Leschi and is not committed to providing further financial support for Leschi.

•	Mortgage loans–at the aggregate unpaid balance. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, as a practical expedient, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. The Company has no impaired loans as of December 31, 2012 and 2011. The maximum percentage of any one loan to the value of the security at the origination date of the loan is 75%.

•	Real estate, including related improvements–at the depreciated historical cost or market if impaired. Depreciation is provided on a straight-line basis over 30 years, which is the estimated life of the properties. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Accumulated depreciation for real estate as of December 31, 2012 and 2011 is approximately $41,056,000 and $36,662,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to the estimated fair value with the impairment loss being included in realized losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. The amount of impairment recognized in 2012, 2011 and 2010 was $0, $2,295,000 and $0, respectively.

•	Contract loans–at unpaid balances, not in excess of policy cash surrender value.

•	Other invested assets–These balances consist of the Company’s investment in joint ventures, hedge funds, securities lending reinvested assets and call options.

¡

Joint ventures, hedge funds and partnerships – The Company’s investment in joint ventures, hedge funds and partnerships are reported based upon the Company’s proportionate share of the underlying equity of the investee with changes in value being recorded as a component of net unrealized gains or losses in surplus. The Company recognized total impairment losses of $29,000, $84,000 and $25,000 for its investments

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

in joint ventures, partnerships and limited liability companies for the periods ended December 31, 2012, 2011 and 2010, respectively. The circumstances leading to impairments were the other-than-temporary declines of the fair value of these investments.

¡	Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) call options are purchased as economic hedges against the interest liabilities generated on the equity-indexed annuity products. These call options are carried at estimated fair value based on stock price, strike price, time to expiration, interest rates, dividends, and volatility using the methodology of the Black-Scholes option pricing formula. Unrealized gains and losses resulting from changes in the estimated fair value of the call options are recorded as unrealized gains or losses. Premiums paid on S&P 500 call options are amortized to net investment income over the term of the contracts. The call options effectively hedge the annuity contracts since they are both purchased and sold with identical parameters. The annuities were written based on a seven-year investment term, absent early termination by participants. Therefore, the anticipated hedge transaction (i.e. payment of interest to the policyholder at the end of the investment term and maturity of the S&P 500 call option) for each annuity is generally expected to occur in seven years or less.

¡	Short-term investments – at cost or amortized cost.

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on the sale price and carrying value of the specific security. The unrealized gains or losses on common stocks, hedge fund and options are accounted for as direct increases or decreases in statutory unassigned surplus, and have no effect on the statement of operations.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. If the fair value of loan-backed securities declines below its amortized cost basis, the Company determines whether the decline is other-than-temporary. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received.

Investment Income Due and Accrued

Investment income due and accrued with amounts over 90 days past due are nonadmitted. Nonadmitted investment income due and accrued as of December 31, 2012 and 2011 was $303,000 and $97,000, respectively.

Federal Income Taxes

The Company has applied the NAIC Statement of Statutory Accounting Principles No. 101, “Income Taxes”. Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are first subjected to a valuation allowance assessment and then are admitted

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be reversed within a limited time period and is limited to 15% of adjusted capital and surplus. The reversal and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.

The significant tax jurisdiction for the Company is U.S. federal tax. The tax years 2007 and prior for U.S. federal tax are closed to tax authority examinations. The Company records any potential net interest and penalties in the income tax expense component of the statement of operations. During 2012 and 2011, the Company did not accrue any interest and penalties related to income tax contingencies.

Leases

The Company has a long-term lease commitment with options to renew at the end of the lease period. Operating lease payments are charged to the income statement in the period in which they are incurred. Rental expense for 2012, 2011 and 2010 was approximately $2,834,000 for each of the years, respectively. See Note 14 for discussion of lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, an admitted asset, is calculated using the straight-line basis over three years. Accumulated depreciation on electronic data processing equipment as of December 31, 2012 and 2011 was approximately $135,000 and $270,000, respectively. Electronic Data Processing Equipment was fully depreciated as of December 31, 2012 and 2011.

Depreciation expense on assets was approximately $0, $2,000 and $17,000 for each year ended December 31, 2012, 2011 and 2010, respectively, and has been included in general insurance expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various reinsurance companies rated A- or better by A.M. Best. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

Accounting Changes

The Company adopted SSAP No. 100, Fair Value Measurements (“SSAP No. 100”) effective December 31, 2010 and thereafter. SSAP No. 100 defines fair value, establishes a framework for

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. SSAP No. 100 requires a reporting entity to disclose the fair value hierarchy and the method used to obtain fair value measurement for all items in which fair value is disclosed within the annual statement investment schedules. Subsequent amendments to the guidance also requires a reporting entity to disclose the aggregate fair value for all financial instruments and the level within fair value hierarchy in which the fair value measurements in their entirety fall. Please see Note 5 for disclosures related to SSAP No. 100.

As of September 30, 2010, reserves for all Level Term 2000 base plans were changed from mean reserves to exact reserves. The impact of this change on the Company’s surplus for periods ending December 31, 2009 and prior is as follows. As of December 31, 2009, deferred and uncollected premiums declined by $12,937,000; and aggregate reserves for life contracts declined by $11,948,000. The impact of these changes are reported as cumulative effects of changes in accounting principles in the amount of $(12,937,000) and a change in reserve on account of change in valuation basis in the amount of $11,948,000 for a net impact to surplus of $(989,000).

On November 6, 2011, SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10, was adopted by the NAIC. SSAP No. 101 contains changes to accounting for current and deferred federal and foreign income taxes, effective on January 1, 2012. This guidance provides that the deferred tax asset admissibility guidance is no longer elective, and the reversal and surplus limitation parameters in the admissibility tests are determined based on the risk-based capital level. It also requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. Finally, the guidance sets a more likely than not threshold for recording of contingent tax liabilities. The aggregate write-ins for special surplus funds were reclassified to unassigned surplus at the time of the adoption. The cumulative effect of adoption had no impact on the total capital and surplus of the Company.

Please see Note 12 for additional disclosures related to the Company’s federal income taxes.

Change in Valuation Basis

In 2012, the Company changed the reserve calculation method for its Level Term 2000 products to comply with the WSR 12-06-027 amendment to WAC 284-74-340, The “General Calculation Requirements for Basic Reserves and Premium Deficiency Reserves”.

The impact of this change on the Company’s reserves net of reinsurance for periods net of reinsurance ending December 31, 2011 and prior was a decrease of $1,697,000 in aggregate reserves for life contacts. The net impact on the Company’s surplus for periods ending December 31, 2011 and prior was an increase of $1,697,000.

Statements of Cash Flows

For purposes of the statement of cash flows, the following are included: cash, cash equivalents and short-term investments. Short-term investments consist principally of money market funds with remaining maturities at date of purchase of 12 months or less.

Revision

In the prior year financial statements, securities lending reinvested collateral assets were incorrectly grouped with the cash, cash equivalents and short-term investments financial statement line item in the Statement of Admitted Assets, Liabilities and Capital and Surplus and Statement of Cash Flows. SSAP No. 91R permits grouping of securities lending reinvested collateral assets with cash, cash equivalents and short term investments if securities lending is not administered by a third party agent. As the Company employs a third party agent for this purpose, the Company segregated securities lending reinvested collateral assets in the current year presentation and in the revised prior period presentations in the Statement of Admitted Assets, Liabilities and Capital and Surplus and the Statements of Cash Flow. Management does not believe these errors were material to the previously presented financial statements; however the 2011 Statement of Admitted Assets, Liabilities and Capital and Surplus and 2011 and 2010 Statement of Cash flows have been revised to reflect the correction of these errors as follows:

December 31, 2011 Statutory Statement of Admitted Assets, Liabilities and Capital and Surplus (in thousands of dollars)	As previously reported	As Revised

Cash, cash equivalents and short term investments	$141,803	$125,842
Securities lending reinvested collateral	-	$15,961

Statutory Statement of Cash Flow (in thousands of dollars)	2011 as previously reported	2011 as Revised	2010 as previously reported	2010 as Revised

Other cash (applied) provided	$(84,011)	$(35,645)	$19,675	$5,374
Net cash used in financing and miscellaneous sources	$(252,693)	$(204,327)	$(114,276)	$(128,577)
Net change in cash, cash equivalents and short term investments	$(39,155)	$9,211	$41,992	$27,691
Cash, cash equivalents and short term investments - Beginning of year	$180,958	$116,631	$138,966	$88,940
Cash, cash equivalents and short term investments - End of year	$141,803	$125,842	$180,958	$116,631

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

3.	Investments

The components of investment income by type of investment for the years ended December 31, 2012, 2011 and 2010 are as follows:

(in thousands of dollars)	2012	2011	2010

Bonds	$ 279,493	$ 292,712	$ 302,984
Investment real estate	10,137	9,664	9,053
Contract loans	22,532	22,793	22,272
Short-terms investments	33	71	105
Other	166	60	140

Gross investment income	312,361	325,300	334,554
Less: Investment expenses	(14,582)	(13,715)	(14,010)

Net investment income	$ 297,779	$ 311,585	$ 320,544

Investment expenses included the following fees paid to the Company’s various affiliated investment managers:

In 2012, 2011 and 2010, the Company’s investment expense included fees of approximately $212,000, $232,000 and $217,000, respectively, to its Parent Company, FGI.

In 2012, 2011 and 2010, the Company’s investment expenses included fees of approximately $199,000, $162,000 and $223,000, respectively, to Zurich Investment Services.

In 2012, 2011 and 2010, the Company’s investment expenses included fees of approximately $1,261,000, $1,415,000 and $1,197,000, respectively, to Zurich Group Investments.

In 2012, 2011 and 2010, the Company’s investment expenses included fees of approximately $600,000, $728,000 and $912,000, respectively, to Zurich Alternative Asset Management.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2012, 2011 and 2010 are as follows:

(in thousands of dollars)	2012	2011	2010

Bonds	$ 37,885	$ 26,934	$ (809)
Preferred stocks	74	223	(248)
Short-term investments	1	8	2
Investment real estate	-	(2,295)	-
Other	1,372	9,794	2,110

	39,332	34,664	1,055
Transfer to interest maintenance reserve	(25,389)	(16,914)	(6,105)
Add: Tax expense on net realized gains	8,638	2,259	5,729

Net investment income	$ 22,581	$ 20,009	$ 679

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

Impairment losses included in realized gains and losses above, for the years ended December 31, 2012, 2011 and 2010 are as follows:

(in thousands of dollars)	2012	2011	2010

Bonds	$ (2,198)	$ (171)	$ (19,908)
Preferred stocks	-	-	(248)
Investment real estate	-	(2,295)	-
Other	(29)	(84)	(25)

	$ (2,227)	$ (2,550)	$ (20,181)

Unrealized Gains and Losses on Common Stock

Gross unrealized gains and losses pertaining to Leschi common stock as of December 31, 2012 and 2011 are as follows:

2012
(in thousands of dollars)	Gains	Losses	Net

Common stock
Industrial and miscellaneous (affiliated)	$ -	$ (45,000)	$ (45,000)

Total common stock	$ -	$ (45,000)	$ (45,000)

2011
(in thousands of dollars)	Gains	Losses	Net

Common stock
Industrial and miscellaneous (affiliated)	$ -	$ (45,000)	$ (45,000)

Total common stock	$ -	$ (45,000)	$ (45,000)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

Unrealized Gains and Losses on Bonds and Redeemable Preferred Stocks

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds and preferred stocks as of December 31, 2012 and 2011 are as follows:

	2012
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Bonds
U.S. governments	$628,828	$21,074	$(2,128)	$647,774
All other governments	19,272	1,886	-	21,158
States, territories and possessions	16,979	3,421	-	20,400
Political subdivisions	42,294	10,521	-	52,815
Special revenues	151,213	33,830	-	185,043
Industrial and miscellaneous	2,987,483	487,495	(1,115)	3,473,863
Hybrid securities	9,655	3,403	-	13,058

Total bonds	3,855,724	561,630	(3,243)	4,414,111

Loan-backed securities	1,786,081	145,913	(2,688)	1,929,306

Total fixed maturities	$5,641,805	$707,543	$(5,931)	$6,343,417

	2011
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Bonds
U.S. governments	$442,056	$38,261	$(81)	$480,236
All other governments	14,875	975	-	15,850
States, territories and possessions	17,006	1,501	(20)	18,487
Political subdivisions	42,298	6,967	-	49,265
Special revenues	137,381	24,243	-	161,624
Industrial and miscellaneous	3,004,238	357,085	(13,481)	3,347,842
Hybrid securities	11,820	1,641	(597)	12,864

Total bonds	3,669,674	430,673	(14,179)	4,086,168

Loan-backed securities	1,856,829	147,607	(11,576)	1,992,860
Redeemable preferred stocks	34	93	-	127

Total fixed maturities	$5,526,537	$578,373	$(25,755)	$6,079,155

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

Unrealized Losses on Fixed Maturities and Equity Securities

Estimated fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2012 and 2011 were as follows:

	2012
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses

Fixed maturities
Bonds
U.S. governments	$264,629	$(2,128)	$-	$-
Industrial and miscellaneous	84,962	(1,081)	7,421	(34)

Total bonds	349,591	(3,209)	7,421	(34)

Loan-backed securities	82,387	(788)	29,130	(1,900)

Total fixed maturities	$431,978	$(3,997)	$36,551	$(1,934)

Equity securities
Industrial and miscellaneous (affiliated)	$-	$-	$-	$(45,000)

Total equity securities	$-	$-	$-	$(45,000)

	2011
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses

Fixed maturities
Bonds
U.S. governments	$6,468	$(81)	$-	$-
States, territories and possessions	2,841	(20)	-	-
Industrial and miscellaneous	254,089	(8,621)	25,199	(4,861)
Hybrid securities	-	-	1,569	(597)

Total bonds	263,398	(8,722)	26,768	(5,458)

Loan-backed securities	147,238	(5,876)	31,465	(5,699)

Total fixed maturities	$410,636	$(14,598)	$58,233	$(11,157)

Equity securities
Industrial and miscellaneous (affiliated)	$-	$-	$-	$(45,000)

Total equity securities	$-	$-	$-	$(45,000)

As of December 31, 2012, fixed maturities represented 12% of the Company’s total unrealized loss amount, which was comprised of 51 securities. The remaining portion of the Company’s total unrealized loss amount is attributed to one affiliated equity security. The Company holds 2 fixed maturity securities that are in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 42 securities, of which 99%, or $429,558,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities that have decreased in market value due to changes in interest rates since the date of purchase.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

Fixed maturities in an unrealized loss position for 12 months or more as of December 31, 2012 were comprised of 9 securities, with a total fair value of approximately $36,551,000. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses, watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for loan-backed securities, is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

For loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received.

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2012.

Loan-Backed Securities

There were no loan-backed securities impaired during 2012 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions was made on the security level. Loan-backed securities impaired to their present value of projected cash flows that are still held as of December 31, 2012 consisted of the following:

(in thousands of dollars)			Book/Adjust Carrying Amortized Cost Before Current Other-Than- Temporary Impairment	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value
Date Where Reported	Cusip	Description

9/30/2009	949797AA2	WFMBS 2007-15 A1 RMBS	$7,650	$(98)	$7,552	$6,511
12/31/2010	22540AET1	CSFB 1997-C2 AX CMBS	172	(78)	94	114
12/31/2010	23322BEE4	DLJCM 1999-CG1 S CMBS	887	(376)	511	217
12/31/2010	756991AG0	SBA IO RMOF 9084	69	(5)	64	69
12/31/2010	76200RAV0	RFMSI 2007-S7 A20 RMBS	5,760	(79)	5,681	5,871
3/31/2011	93934FEN8	WMALT 2005-9 2A2 RMBS	4,393	-	4,393	4,277
12/31/2011	756991AG0	SBA IO RMOF 9084	46	(11)	35	35
12/31/2011	23322BEE4	DLJCM 1999-CG1 S CMBS	504	(160)	344	273
3/31/2012	17307GQY7	CMLTI 2005-2 1A1 RMBS	1,793	(301)	1,492	1,526
3/31/2012	76200RAV0	RFMSI 2007-S7 A20 RMBS	4,782	(739)	4,043	4,342
3/31/2012	93934FEN8	WMALT 2005-9 2A2 RMBS	3,900	(500)	3,400	3,637
3/31/2012	949797AA2	WFMBS 2007-15 A1 RMBS	4,231	(648)	3,583	3,967

	Total loan-backed securities		$34,187	$(2,995)	$31,192	$30,839

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

The roll-forward of the amounts related to credit losses on loan-backed securities recognized in earnings are as follows:

(in thousands of dollars)	2012	2011	2010

Beginning balance of credit losses on loan-backed securities	$ (1,395)	$ (4,647)	$ (1,467)

Additions not previously recognized	(301)	-	(5,641)
Additional OTTI on previously impaired securities	(1,886)	(171)	-
Reductions for securities sold during the period	587	3,423	5,147
Impairment on intent to sell securities	-	-	(2,686)

Ending balance of credit losses on loan-backed securities owned as of December 31	$ (2,995)	$ (1,395)	$ (4,647)

Subprime Mortgage Related Risk Exposure

Generally, direct subprime exposures were identified based upon consideration of the following types of features: interest rate above prime to borrowers that did not qualify for prime rate loans; borrowers with low credit ratings (FICO scores); interest only or negative amortizing loans; unconventionally high initial loan-to-value ratios; unusually low initial payments based on a fixed introductory rate that expires after a short initial period and then adjusts to an unusually high rate based upon a variable index rate plus a margin; borrowers with less than conventional documentation of their income and/or net assets; very high or no limits on how much the payment amount or the interest rate may increase or loans that include substantial prepayment penalties and or prepayment penalties that extend beyond the initial interest rate adjustment.

The Company has no direct exposure through investments in subprime mortgage loans. The following table details the Company’s direct exposure to subprime risk through other investments as of December 31, 2012:

(in thousands of dollars)	Actual Cost	Book/Adjusted Carrying Value (Exchanging Interest)	Fair Value	Other-Than- Temporary Impairment Losses Recognized

Residential mortgage-backed securities	$ 28,385	$ 28,333	$ 28,823	$ -
Other assets	282	282	282	-

	$ 28,667	$ 28,615	$ 29,105	$ -

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

Maturities of Bonds and Preferred Stocks

The amortized cost and estimated fair value of bonds and preferred stocks, by contractual maturity, at December 31, 2012 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:

(in thousands of dollars)	Amortized Cost	Estimated Fair Value

Due to 1 year or less	$ 158,915	$ 162,861
Due after 1 year through 5 years	979,986	1,052,974
Due after 5 years through 10 years	1,223,651	1,358,227
Due after 10 years	1,493,172	1,840,049

	3,855,724	4,414,111

Loan-backed securities	1,786,081	1,929,306

	$ 5,641,805	$ 6,343,417

Sales of Bonds, Preferred Stocks and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds, preferred stocks and common stocks for the years ended December 31, 2012, 2011 and 2010 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds

2012
Bonds	$ 41,906	$ (4,163)	$ 1,002,108

2011
Bonds	$ 29,155	$ (2,107)	$ 520,828

2010
Bonds	$ 26,435	$ (8,419)	$ 501,820

Bonds with an amortized cost of approximately $3,903,000 and $3,911,000 were on deposit with regulatory authorities at December 31, 2012 and 2011, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $4,639,000 and $4,657,000 as of December 31, 2012 and 2011, respectively.

On February 13, 2009, the Company acquired a $75,000,000 par value Mount Rosa/Mount Evans bond from Fire Underwriters Association for $85,978,000. On July 11, 2003, the Company acquired a $15,000,000 Mount Rosa/Mount Evans bond at par. Mount Rosa/Mount Evans is not an affiliated company; however, in these special purpose vehicle bonds, ZIC, an affiliated company, provided the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provided the underlying guarantee of principal. The maturity date for these bonds is July 17, 2033. The Coupon rate for these bonds is 6.15% and interest is paid semi-annually. The Company earned approximately $5,539,000, $5,539,000 and $5,539,000 of interest income in 2012, 2011 and 2010, respectively. Market values for these bonds were approximately $104,209,000 and $20,842,000, respectively, as of December 31, 2012.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

4.	Statutory Investment Valuation Reserves

The tables below present changes in the major elements of the AVR and the IMR:

(in thousands of dollars)	AVR	IMR

Balances as of December 31, 2009	$ -	$ (2,685)

Realized investment gains (losses), net of tax	6,791	6,105
Amortization of investment gains	-	(806)
Unrealized investment losses, net of deferred tax	2,479	-
Basic contribution	6,399	-
Reserve objective over accumulated balances at 20%	3,580	-

Balances as of December 31, 2010	19,249	2,614

Realized investment gains (losses), net of tax	5,617	16,915
Amortization of investment gains	-	(1,180)
Unrealized investment losses, net of deferred tax	(5,067)	-
Basic contribution	4,496	-
Reserve objective over accumulated balances at 20%	(147)	-

Balances as of December 31, 2011	24,148	18,349

Realized investment gains (losses), net of tax	234	25,389
Amortization of investment gains	-	(3,718)
Unrealized investment losses, net of deferred tax	298	-
Basic contribution	5,117	-
Reserve objective over accumulated balances at 20%	(1,017)	-

Balances as of December 31, 2012	$ 28,780	$ 40,020

The AVR requires reserves for default risk on bonds and preferred stocks, common stocks, mortgage loans on real estate and other investments. The IMR is designed to capture the realized gains and losses which result from changes in the overall level of interest rates and amortize such into income over the approximate remaining life of the investments sold. Changes in the AVR have been applied directly to unassigned surplus. Investment gains and losses, net of tax, added to the IMR are amortized to income over the remaining life of the investments sold.

5.	Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The levels of the fair value hierarchy are as follows:

Level 1	Fair value measurements based on observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include highly liquid U.S. Treasury securities, money market funds, and exchange traded equity and derivative securities.

Level 2	Fair value measurements based on quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

	a.	Quoted prices for similar assets or liabilities in active markets;

	b.	Quoted prices for identical or similar assets or liabilities in nonactive markets;

	c.	Inputs other than quoted market prices that are observable;

	d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3	Fair value measurements based on valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

Financial Assets Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2012 and 2011 about the Company’s financial assets measured at fair value:

	2012
(in thousands of dollars)	Level 1	Level 2	Level 3	Total

Assets at fair value
Other invested assets
Other joint ventures-unaffiliated	$ -	$-	$1,016	$1,016

	-	-	1,016	1,016
Aggregate write-ins for other than invested assets
Separate accounts assets	511,559			511,559

Total assets at fair value	$ 511,559	$-	$1,016	$512,575

	2011
(in thousands of dollars)	Level 1	Level 2	Level 3	Total

Assets at fair value
Other invested assets
Other joint ventures-unaffiliated	$-	$-	$1,817	$1,817

	-	-	1,817	1,817
Aggregate write-ins for investment assets Derivative instruments	-	42	-	42
Aggregate write-ins for other than invested assets
Separate accounts assets	452,577	-	-	452,577

Total assets at fair value	$452,577	$42	$1,817	$454,436

There were no transfers between Levels 1 and 2 for the years ended December 31, 2012 and 2011.

Level 1 Financial Assets

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Separate account assets in Level 1 include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Level 2 Financial Assets

Derivative Instruments

The Level 2 financial assets represent S&P 500 call options that are classified as derivative instruments. These S&P 500 call options are commented on more fully under Note 15. The fair value in this category represents the options purchased on Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) to hedge the interest liability generated on the equity-indexed annuity product. The fair value is computed internally using the Black-Scholes model under the “Asian” methodology.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

Level 3 Financial Assets

Other Joint Ventures Unaffiliated

Fair value is provided by the Fund Manager and/or their Fund Administrator and is generally based on quoted market prices. If quoted market prices are not available, fair value is determined based on other relevant factors including, but not limited to, dealer price quotations, price activity for equivalent instruments and valuation pricing models.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following tables summarize the changes in assets classified as Level 3 for the years ended December 31, 2012 and 2011. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

(in thousands of dollars)	Balance at January 1, 2012	Gains (Losses) Included in Surplus	Gains (Losses) Included in Net Income	Purchases, Issuances and Settlements	Balance at December 31, 2012

Other invested assets
Other joint ventures-unaffiliated	$1,817	$(29)	$(1)	$(771)	$1,016

	Balance at January 1, 2011	Gains (Losses) Included in Surplus	Gains (Losses) Included in Net Income	Purchases, Issuances and Settlements	Balance at December 31, 2011

Other invested assets
Other joint ventures-unaffiliated	$38,999	$(8,055)	$8,276	$(37,403)	$1,817

	Balance at January 1, 2010	Gains (Losses) Included in Surplus	Gains (Losses) Included in Net Income	Purchases, Issuances and Settlements	Balance at December 31, 2010

Other invested assets
Other joint ventures-unaffiliated	$39,832	$3,491	$609	$(4,933)	$38,999

Policy on Transfers In and Out of Level 3

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an investment to be transferred in or out of Level 3. There were no transfers in or out of Level 3 in 2012, 2011 and 2010.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

Fair Values of Financial Instruments and its Level within the Fair Value Hierarchy

The following table provides information as of December 31, 2012 about the fair values of the Company’s financial instruments and its levels within the fair value hierarchy.

(in thousands of dollars)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)

Assets at Fair Value
Bonds	$6,343,417	$5,641,805	$839,569	$5,099,439	$404,409	$-
Real estate	97,151	72,996	-	24,763	72,388	-
Cash, cash equivalents and short-term	56,960	56,960	56,960	-	-	-
Other joint venture interest - unaffiliated	1,016	1,016	-	-	1,016	-
Receivable for securities	7	7	7	-	-	-
Securities lending - collateral	61,468	61,468	61,468	-	-	-

Total assets at fair value	$6,560,019	$5,834,252	$958,004	$5,124,202	$477,813	$-

Carrying Values and Estimated Fair Values

The carrying values and estimated fair values of the Company’s financial instruments as of December 31, 2012 and 2011 are as follows:

	2012		2011
(in thousands of dollars)	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Assets
Bonds	$5,641,805	$6,343,417	$5,526,503	$6,079,028
Preferred stocks	-	-	34	127
Mortgage loans	-	-	13	15
Contract loans	293,728	454,421	297,264	450,518
Joint ventures and partnerships	1,016	1,016	1,817	1,817
S&P 500 call options	-	-	42	42
Cash, cash equivalents and short-term investments	56,960	56,960	125,842	125,842
Securities lending - collateral	61,468	61,468	15,961	15,961
Separate accounts	511,559	511,559	452,577	452,577

Liabilities
Deferred annuities	1,603,133	1,584,346	1,626,306	1,605,459
Separate accounts	511,559	511,559	452,577	452,577
Securities lending liability	61,468	61,468	15,961	15,961

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2012 and 2011:

Bonds and Preferred Stocks

The estimated fair values of bonds and preferred stocks are valued using quoted market prices from third party sources, primarily IDC. If quotes from these sources were not available, a broker dealer estimate was used. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data.

Mortgage Loans

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality, and average maturity of the composite portfolio.

Contract Loans

The carrying value of contract loans is the unpaid loan balance not in excess of policy cash surrender values. The estimated fair value of contract loans is based upon the present value of the future cash flows discounted at a mid-market swap rate. The large excess of fair value over carrying value is due to interest rates on contract loans (some as high as 8%) being much higher than interest rates available in the current persistent low interest rate environment.

Joint Ventures and Partnerships

The estimated fair value of the joint ventures and partnerships is based on financial information received from the partnership management.

S&P 500 Call Options

The Black-Scholes option pricing formula is a reasonable valuation method in estimating the fair market value of the S&P 500 call options.

Cash, Cash Equivalents and Short-Term Investments

The costs of these items are a reasonable estimate of their fair value.

Securities Lending

The costs of these items are a reasonable estimate of their fair value.

Separate Accounts

The separate accounts assets are carried at fair value based on the reported net asset value (NAV) per share of the respective portfolios at December 31, 2012. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The carrying amounts of the separate accounts liabilities are a reasonable estimate of their fair value.

Deferred Annuities

The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

6.	Related Parties

The Company is a subsidiary of FGI, an insurance holding company domiciled in the State of Nevada. As the Parent Company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

On April 1, 2011, the Company entered into purchase agreements with Zurich American Insurance Company, a New York insurer that is an affiliate of the Company, to sell four joint venture interests based on the fair market value as of March 31, 2011. The final purchase price was determined and settled in cash at a price of approximately $20,457,000 during the second quarter of 2011. The total amount of realized gains recognized was $5,392,000.

On January 2, 2007, the Company capitalized Leschi, a wholly owned subsidiary. Leschi is a special purpose financial captive organized and incorporated under the laws of the State of South Carolina.

The Company entered into a modified coinsurance agreement (the “Agreement”) on December 1, 2003 with Zurich American Life Insurance Company (“ZALICO”). ZALICO is an Illinois domiciled stock life insurance company and an indirectly wholly owned subsidiary of ZIG. Initially, the Company ceded to ZALICO all existing Nonqualified Individual Flexible Payment Deferred (NQ-FPDA”) and Nonqualified Individual Single Premium Deferred (“NQ-SPDA”) annuities, totalling approximately 36% of the Company’s annuity business. In exchange, the Company received an initial commission of approximately $36,500,000. No portion of the assets constituting the consideration is being ceded to ZALICO. Subsequent new issues of NQ-FPDA and NQ-SPDA annuities were ceded to ZALICO. The Company had a management and service agreement with ZALICO to provide services reasonably necessary pursuant to this Agreement. Effective December 1, 2012, the Company recaptured this block of business and paid a recapture fee of $18,154,000 to ZALICO, which is included as a reduction to commissions and expense allowance on reinsurance ceded in Statement of Operations.

The Agreement with ZALICO did not relieve the Company from its obligations to policyholders. The Company remained liable to its policyholders for all annuities ceded.

FGI has an agreement with the Company to provide sales and marketing, human resource, information technology, real estate, tax, payroll, investments, purchasing, warehousing, corporate legal, internal audit and other services. Fees charged to the Company by FGI were approximately $39,654,000, $51,473,000 and $50,833,000 for the years ended December 31, 2012, 2011 and 2010, respectively, and are expensed as incurred.

MI Administrators, LLC is a wholly owned subsidiary of Farmers Insurance Group Leasing and was formed on September 24, 2008 under the laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington’s business and occupation regulations.

For information on investment fees paid to affiliates or affiliated investments, please refer to Note 3.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

For the period ended December 31, 2012 and 2011, the Company reported the following amounts due from or to related parties:

(in thousands of dollars)	2012	2011

Receivables from related parties
ZALICO	$105	$376
Leschi	86	84
Universal Underwriters Life Insurance Company	99	70

Total receivables from related parties	290	530

Payables to related parties
FGI	(8,481)	(8,621)
Farmers Insurance Group Leasing	(13)	(37)

Total payables to related parties	(8,494)	(8,658)

Net payables to related parties	$(8,204)	$(8,128)

7.	Security Lending Arrangement

The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with cash collateral equal to at least 102% of the market value of the loaned securities. The cash collateral is unrestricted.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in overnight repurchases in US government and Agency securities. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $101,000, $54,000 and $43,000 in 2012, 2011 and 2010, respectively. The Company’s securities on loan as of December 31, 2012 consisted of corporate fixed income securities and had an estimated fair value of approximately $60,131,000. Comparatively, as of December 31, 2011, securities on loan consisted of U.S. Treasury, U.S. government agency and corporate fixed income securities and had an estimated fair value of approximately $15,545,000. The collateral as of December 31, 2012 and 2011 had an estimated fair value of approximately $61,468,000 and $15,961,000, respectively.

8.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life and universal life policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Provisions are established for amounts deemed or estimated to be uncollectible. As of December 31, 2012 and 2011, no amounts have been recorded in relation to uncollectible

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

reinsurance balances. To minimize its exposure to significant losses from reinsurance insolvencies, the Company uses several reinsurers, evaluates the financial condition of its reinsurers and monitors the concentration of credit risk arising from similar characteristics of the reinsurers.

The Company established a liability for reinsurance in unauthorized companies as of December 31, 2012 and 2011, in the amount of approximately $0 and $5,429,000 to cover reinsurance recoverables that were not secured by a letter of credit or trust agreement. The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for all policies. The excess risk is reinsured with an affiliated reinsurer, Zurich Insurance Company (ZIC), and other unaffiliated reinsurers.

The Company entered into a reinsurance agreement (the “Leschi Agreement”) on January 1, 2007 with Leschi, a wholly owned subsidiary. The Leschi Agreement requires the Company to cede, and Leschi to assume on an indemnity coinsurance basis, risks under certain term life insurance policies written by the Company. Premiums ceded to Leschi approximated $104,212,000, $113,261,000 and $95,353,000 for the years ended December 31, 2012, 2011 and 2010, respectively. Effective January 1, 2012, no new business was reinsured with Leschi. Claims ceded to Leschi were approximately $28,868,000, $26,594,000 and $23,992,000 for the years ended December 31, 2012, 2011 and 2010, respectively. Changes in reserves ceded to Leschi were approximately ($41,557,000), $111,927,000 and $48,818,000 for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company recorded revenue for experience refunds received from Leschi in the amount of $112,747,000 for the period ended December 31, 2012, of which $36,974,000 had not yet been settled in cash at year-end and is included in other assets. The Company received no experience refunds in 2011 or 2010.

Annuity considerations ceded to ZALICO prior to the recapture of the modified coinsurance agreement on December 1, 2012 as described in Note 7 were approximately $14,411,000, $26,801,000 and $43,590,000 for the years ended December 31, 2012, 2011 and 2010, respectively. Annuity surrender benefits ceded to ZALICO prior to the recapture were approximately $51,928,000; $61,510,000 and $62,681,000 for the years ended December 31, 2012, 2011 and 2010, respectively.

Beginning January 1, 2010, the Company cedes to its affiliate, ZIC, 50% of contractual risk for new issues of its critical illness rider and a portion of business that is ceded through reinsurance pools. Effective January 1, 2012, new business previously ceded with Leschi was ceded with ZIC. Premiums ceded to ZIC approximated $32,348,000, $1,835,000 and $972,000 for the years ended December 31, 2012, 2011, and 2010, respectively. Claims ceded to ZIC were approximately $2,026,000, $0 and $0 for the years ended December 31, 2012, 2011 and 2010, respectively. Changes in reserves ceded to ZIC were approximately $14,646,000, $0 and $0 for the years ended December 31, 2012, 2011 and 2010, respectively.

Premiums assumed from unaffiliated companies approximated $27,383,000, $30,369,000 and $29,021,000 for the years ended December 31, 2012, 2011 and 2010, respectively. Premiums ceded to unaffiliated companies approximated $201,998,000, $207,107,000 and $211,146,000 for the years ended December 31, 2012, 2011 and 2010, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $29,454,000, $28,678,000 and $27,028,000 for the years ended December 31, 2012, 2011 and 2010, respectively. Claims ceded to unaffiliated companies were approximately $109,580,000, $92,978,000 and $91,626,000 for the

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

years ended December 31, 2012, 2011 and 2010, respectively. Changes in reserves assumed from unaffiliated companies were approximately ($414,000), ($182,000) and ($20,000) for the years ended December 31, 2012, 2011 and 2010, respectively. Changes in reserves ceded to unaffiliated companies were approximately $32,562,000, $58,868,000 and ($41,003,000) for the years ended December 31, 2012, 2011 and 2010, respectively.

The estimated amounts of aggregate reduction in surplus due to termination of all reinsurance agreements by either party as of December 31, 2012, 2011 and 2010, were approximately $36,146,000, $167,345,000 and $128,480,000 respectively.

9.	Surplus and Restrictions

Statutory surplus of approximately $571,973,000 and $594,373,000 as of December 31, 2012 and 2011, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2012 and 2011 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the OIC is limited to the greater of (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. Earned surplus consists of funds derived from any realized net profits, and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2013 and 2012 were $187,005,000 and $117,170,000, respectively. Dividends are determined by the board of directors.

During 2012, the Company paid extraordinary dividends of $105,000,000 and $115,000,000 to FGI on May 16, 2012 and December 17, 2012, respectively, after timely notice was provided to the OIC. These distributions were considered extraordinary due to rolling twelve month limitations on dividends.

The NAIC requires life insurance companies to calculate a risk- based capital ratio (“RBC”). The RBC is used for the regulation of life insurance companies and is used as a solvency benchmark by state insurance regulators. The formulas for determining the RBC specify various weighting factors that are applied to financial balances or various levels of activity based on degree of risk. The RBC ratio is determined by a ratio of the enterprise’s regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. If the RBC ratio is below specific trigger points, the Company may be required to take corrective action. The Company’s ratios exceeded the minimum regulatory requirements at December 31, 2012 and 2011. These ratios are not a required part of the financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

10.	Employees’ Retirement Plans

Prior to January 1, 2009, FGI sponsored a qualified, noncontributory defined benefit pension plan where benefits were based on years of service and the employee’s compensation during the last five years of employment. Effective January 1, 2009 the Company transitioned to a Cash Balance Program. Under the Cash Balance Program, FGI makes regular contributions to the employee’s national cash balance account. The amount of these contributions is based on a percentage of an employee base pay and will vary depending on an employee’s age and length of service. However, vested employees who were age 40 and over or who had ten or more years of service as of December 31, 2008 were “grandfathered” in the previous Pension Program. This approach helped employees closer to retirement to maintain the full value of their anticipated pension benefit.

The FGI funding policy is to make sufficient contributions to the pension plan to fully provide for employees benefits at the time of retirement.

In addition, the Company provides post-retirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants.

The Company was allocated and contributed $4,400,000, $4,900,000 and $5,900,000 for pension and post-retirement benefits costs for 2012, 2011 and 2010, respectively. Pension plan and postretirement benefits liabilities are only recorded by FGI.

11.	Employees’ Incentive Plans

Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit Sharing Plan. Effective January 1, 2009 the Company transitioned from the two profit sharing plans to a 401K Savings Plan and the Short-Term Incentive Plan (“STIP”) award program.

The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees earned base pay. All employees, including new hires, are vested in the 401K Savings Plan immediately.

The STIP program has two drivers. The award pool funding is determined by the Company meeting its Business Operating Profit (“BOP”) goal. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company’s 401K Savings Plan.

The Company’s share of expenses for the STIP award program in 2012 and 2011 and the discontinued Cash Profit Sharing Plan and Deferred Profit Sharing Plan for the years ended December 31, 2012, 2011 and 2010 was approximately $4,759,000, $4,515,000 and $4,133,000, respectively. Additionally, the Company’s contributions to the 401K Savings Plan totaled $2,114,000, $1,723,000 and $1,747,000 for the years ended December 31, 2012, 2011, and 2010 respectively.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

12.	Federal Income Taxes

The components of the Company’s net deferred tax asset (“DTA”) / deferred tax liability (“DTL”) as of December 31, 2012 and 2011 are as follows:

	2012
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$197,739	$51,571	$249,310
Statutory valuation allowance adjustment	-	-	-

Adjusted gross deferred tax assets	197,739	51,571	249,310

Deferred tax assets nonadmitted	(87,058)	(5,069)	(92,127)

Subtotal net admitted deferred tax assets	110,681	46,502	157,183

Deferred tax liabilities	(44,277)	(31)	(44,308)

Net admitted deferred tax asset	$66,404	$46,471	$112,875

	2011
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$209,189	$66,516	$275,705
Statutory valuation allowance adjustment	-	-	-

Adjusted gross deferred tax assets	209,189	66,516	275,705

Deferred tax assets nonadmitted	(102,724)	-	(102,724)

Subtotal net admitted deferred tax assets	106,465	66,516	172,981

Deferred tax liabilities	(38,263)	(10,153)	(48,416)

Net admitted deferred tax asset	$68,202	$56,363	$124,565

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$(11,450)	$(14,945)	$(26,395)
Statutory valuation allowance adjustment	-	-	-

Adjusted gross deferred tax assets	(11,450)	(14,945)	(26,395)

Deferred tax assets nonadmitted	15,666	(5,069)	10,597

Subtotal net admitted deferred tax assets	4,216	(20,014)	(15,798)

Deferred tax liabilities	(6,014)	10,122	4,108

Net admitted deferred tax asset	$(1,798)	$(9,892)	$(11,690)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

The SSAP No. 101 admission calculation components are as follows:

	2012
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$66,404	$-	$66,404
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	-	46,471	46,471
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	-	46,471	46,471
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	69,855
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities	44,277	31	44,308

Deferred tax assets admitted as the result of application of SSAP No. 101	$110,681	$46,502	$157,183

Ratio percentage used to determine recovery period and threshold limitation amount			669%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$494,483

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

	2011
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$68,202	$-	$68,202
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	-	66,331	66,331
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	-	66,331	66,331
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	82,781
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities	38,263	185	38,448

Deferred tax assets admitted as the result of application of SSAP No. 101	$106,465	$66,516	$172,981

Ratio percentage used to determine recovery period and threshold limitation amount			1014%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$625,857

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$(1,798)	$-	$(1,798)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	-	(19,860)	(19,860)
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	-	(19,860)	(19,860)
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	(12,926)
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities	6,014	(154)	5,860

Deferred tax assets admitted as the result of application of SSAP No. 101	$4,216	$(20,014)	$(15,798)

Ratio percentage used to determine recovery period and threshold limitation amount			(345% )
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$(131,374)

The impacts of tax planning strategies on the Company’s DTAs are as follows:

	2012
	Ordinary	Capital	Total
	Percent	Percent	Percent

Adjusted gross DTAs
(Percentage of total adjusted gross DTAs)	0.0%	20.7%	20.7%
Net admitted adjusted gross DTAs
(Percentage of total net admitted adjusted gross DTAs)	0.0%	41.2%	41.2%

	2011
	Ordinary	Capital	Total
	Percent	Percent	Percent

Adjusted gross DTAs
(Percentage of total adjusted gross DTAs)	0.0%	24.1%	24.1%
Net admitted adjusted gross DTAs
(Percentage of total net admitted adjusted gross DTAs)	0.0%	45.2%	45.2%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

	Change
	Ordinary Percent	Capital Percent	Total Percent

Adjusted gross DTAs
(Percentage of total adjusted gross DTAs)	0.0%	(3.4)%	(3.4)%
Net admitted adjusted gross DTAs
(Percentage of total net admitted adjusted gross DTAs)	0.0%	(4.0)%	(4.0)%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company is currently recognizing all deferred tax liabilities.

Current income taxes incurred for the years ended December 31, 2012, 2011 and 2010 consisted of the following major components:

(in thousands of dollars)	2012	2011	2010

Current income tax
Federal	$99,729	$66,040	$63,649
Foreign	-	-	-

Subtotal	99,729	66,040	63,649
Federal income tax on net capital gains	12,360	7,191	(5,729)
Utilization of capital loss carry-forwards	(20,676)	(11,747)	-
Other	(1,872)	3,236	235

Federal and foreign income taxes incurred	$89,541	$64,720	$58,155

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2012 and 2011 were as follows:

(in thousands of dollars)	2012	2011	Change

Deferred tax assets
Ordinary
Deferred acquisition costs	$99,327	$96,803	$2,524
Life insurance reserves	84,080	88,519	(4,439)
Nonadmitted assets	7,154	7,165	(11)
Compensation and benefits accrual	5,200	6,366	(1,166)
Depreciable assets	512	2,438	(1,926)
Other	1,466	7,898	(6,432)

	197,739	209,189	(11,450)
Statutory valuation allowance adjustment	-	-	-
Nonadmitted deferred tax assets	(87,058)	(102,724)	15,666

Admitted ordinary deferred tax assets	110,681	106,465	4,216

Capital
Net capital loss carryforward	11,695	32,669	(20,974)
Investments	38,645	33,717	4,928
Real Estate - nonadmitted	1,231	-	1,231
Unrealized gain on investments	-	130	(130)

	51,571	66,516	(14,945)
Statutory valuation allowance adjustment	-	-	-
Nonadmitted deferred tax assets	(5,069)	-	(5,069)

Admitted capital deferred tax assets	46,502	66,516	(20,014)

Admitted deferred tax assets	157,183	172,981	(15,798)

Deferred tax liabilities
Ordinary
Deferred and uncollected premium	33,929	35,296	(1,367)
Market discount on bonds	10,348	-	10,348
Other	-	2,967	(2,967)

Total ordinary deferred tax liabilities	44,277	38,263	6,014

Capital
Investments	-	10,153	(10,153)
Unrealized gain on investments	31	-	31

Total capital deferred tax liabilities	31	10,153	(10,122)

Total deferred tax liabilities	44,308	48,416	(4,108)

Net admitted deferred tax assets	$112,875	$124,565	$(11,690)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

The change in net deferred income taxes as of December 31, 2012 and 2011 was composed of the following:

(in thousands of dollars)	2012	2011	Change

Total deferred tax assets	$249,310	$275,705	$(26,395)
Total deferred tax liabilities	(44,308)	(48,416)	4,108

Net deferred tax asset (liability)	$205,002	$227,289	(22,287)

Tax effect of unrealized gains (losses)			162
Prior year deferred tax adjustment			-

Change in net deferred income tax (charge) benefit			$(22,125)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 35% to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2012	2011	Change

Provision computed at statutory rate	$ 113,580	$ 76,585	$ 36,995
Amortization of interest maintenance reserve	(1,301)	(413)	(888)
Separate account dividend received deduction	(228)	(263)	35
Nonadmitted assets	(1,137)	(1,174)	37
Other	752	(151)	903

	$ 111,666	$ 74,584	$ 37,082

Federal income tax incurred-operations	$ 98,179	$ 69,276	$ 28,903
Tax on capital losses	(8,638)	(4,556)	(4,082)
Change in net deferred income tax	22,125	9,864	12,261

Total statutory income taxes	$ 111,666	$ 74,584	$ 37,082

As of December 31, 2012, the Company did not have any operating loss carryforwards. The Company has $8,821,000 and $2,874,000 in net capital loss carryforwards that will expire in 2014 and 2015, respectively.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)	Amount

2012	$99,729
2011	59,613
2010	61,156

Deposits admitted under IRC §6603: None

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

The Company’s federal income tax return is consolidated with the following entities, with Farmers Group, Inc. (d.b.a Farmers Underwriters Association) as the parent:

Farmers Group, Inc. (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Prematic Service Corporation California

Prematic Service Corporation Nevada

Farmers Value Added, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

Leschi Life Assurance Company

The method of allocation between the companies is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with an immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled annually within 30 days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The Company did not accrue any interest and penalties related to income tax contingencies.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

13.	Contingencies

The Company is periodically subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to vigorously defend its position

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

During the year ended December 31, 2012, the Company settled one claim where $120,000 was paid to settle purported extra-contractual obligations resulting from lawsuits. Claim count information is disclosed here on a direct per-claim basis.

14.	Commitments

In December 2005, the Company sold real property occupied by the Company for $39,550,000. Under the terms of the agreement, the Company is leasing back the property from the purchaser for a period of 15 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company is accounting for the leaseback as an operating lease.

The gain of approximately $29,250,000 realized in this transaction has been deferred and is being amortized to income in proportion to rent charged over the term of the lease. The Company recognized approximately $1,884,000, $1,834,000 and $1,785,000 of this gain for the years ended December 31, 2012, 2011 and 2010, respectively. The liability for the remaining deferred gain on sale as of December 31, 2012 and 2011 was $17,027,000 and $18,911,000, respectively, and is included in other liabilities on the balance sheet.

The lease contains 4 successive renewal options, each to extend the lease upon expiration for an additional five years. For the year ended December 31, 2012, the total minimum rental expense incurred by the Company under this lease was approximately $2,834,000.

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis. Accordingly, the lease will be recognized at the rate of approximately $2,834,000 per year for the original lease period of 15 years.

As of December 31, 2012, the future minimum rental payments required by leases are as follows:

(in thousands of dollars)

Years Ending December 31,
2013	$2,817
2014	2,894
2015	2,974
2016	3,056
2017	3,140
Thereafter	9,853

Total future minimum payments required*	$24,734

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

*	Minimum payments have not been reduced by minimum sublease rentals of $124,000 due in the future under noncancelable subleases.

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

	Years Ending December 31,
(in thousands of dollars)	2012	2011	2010

Minimum rentals	$2,834	$2,834	$2,834
Less: Sublease rentals	(49)	(47)	(52)

	$2,785	$2,787	$2,782

15.	Equity-Indexed Annuities

The Company is licensed to sell an equity-indexed annuity product but is not currently actively marketing this product. At the end of its seven-year term, this product credits interest to the annuitant at a rate based on a specified portion of the change in the value of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), subject to a guaranteed annual minimum return.

To hedge the interest liability generated on the annuities as the index rises, the Company purchases call options on the S&P 500 Index. The Company considers such call options to be held as an economic hedge.

The S&P 500 call options are reported as derivatives, at fair value as computed using the Black-Scholes model under the “Asian” methodology. Mark-to-market accounting is used to account for call options. Pursuant to SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities, the Company recognized the change between the cost of the S&P 500 call options and its corresponding fair value as a change in net unrealized capital gains or losses in the statement of changes in capital and surplus.

As of December 31, 2012, the amount of unrealized hedging gains recorded in unassigned surplus was approximately $488,000 and the amount recorded as of December 31, 2011 was an unrealized loss of $260,000.

As of December 31, 2012 and 2011, the Company had call options with contract values of approximately $0 and $2,849,000, respectively, and carrying values of approximately $0 and $42,000, respectively.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

The cash requirement of the S&P 500 call options consists of the initial premium paid to purchase the index options. Should a liability exist to the annuitant at maturity of the annuity policy, the termination or maturity of the option contracts will generate positive cash flows to the Company. The appropriate amount of cash will then be remitted to the annuity participant based on the respective participant rate. The S&P 500 call options are generally expected to be held for a seven-year term, but can be terminated at any time.

In 2012, the Company had 585 S&P 500 call option contracts that expired upon reaching their seven-year term. The expired S&P 500 call options were acquired in February through April, July, August, October and November 2005, with contract values of $702,000 and carrying values of $111,000 at the date of expiration. The Company received total proceeds of $0 from the expired options, resulting in realized losses of $111,000 for the year. Gains and losses related to these S&P 500 call options are reported in the net realized capital gains and losses item in the statement of operations. Additionally, the Company sold 1,655 call options contracts with contract value of $2,147,000 acquired in May, June, September of 2005 and December 2005 through July 2007. Total proceeds from the sales were $16,101, resulting in a total realized loss of $402,000. Due to the market conditions over the past several years, these call options were far out of the money and sold due to their ineffective hedge against the equity-indexed annuity products sold by the Company.

There are certain risks associated with the S&P 500 call options, primarily with respect to significant movements in the United States stock market and counterparty nonperformance. The Company believes that the counterparties to its S&P 500 call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal.

16.	Separate Accounts

The Company is licensed to issue VUL and deferred variable annuity contracts. Effective September 30, 2012, the Company stopped issuing new variable annuity contracts and instead provides access to a variable annuity product issued by AXA Equitable Life Insurance Company through a distribution agreement in exchange for an expense allowance. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Accounts, which are legally segregated from the general assets of the Company. As of December 31, 2012, there were 36 subaccounts available for the VUL products, 47 subaccounts available for variable annuity, 34 subaccounts available for Farmers EssentialLife VUL and 23 subaccounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the subaccounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the subaccounts may not meet their stated objectives. The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

As of December 31, 2012 the separate account assets that are legally insulated from the general account claims are as follows:

(in thousands of dollars)	Legally Insulated Assets	Separate Account (Not Legally Insulated)

Farmers Variable Annuity	$ 235,725	$ -
Farmers Variable Universal Life	222,648	-
Farmers LifeAccumulator VUL	19,453	-
Farmers EssentialLife VUL	33,733	-

	$ 511,559	$ -

Only the Company’s Variable Annuity has separate account products with guarantees backed by the general account. The maximum guarantee for separate account products as of December 31, 2012 is $399,818,000. The fund value is $395,548,000. The maximum guarantee excess is $4,270,000.

The risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows:

Risk
(in thousands of dollars)	Charges

Year
2012	$ 311
2011	320
2010	318
2009	N/A
2008	N/A

The amounts paid by the general account due to separate account guarantees during the past five years consisted of the following:

(in thousands of dollars)	Separate Account Guarantees

Year
2012	$ 217
2011	202
2010	379
2009	580
2008	209

Premiums, considerations or deposits received for the years ended December 31, 2012, 2011 and 2010, were approximately $77,273,000, $76,143,000 and $73,009,000, respectively.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

Reserves for accounts with assets as of December 31, 2012 and 2011, at market value are approximately $483,539,000 and $424,202,000, respectively. The entire reserve amount is subject to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2012, 2011 and 2010 is as follows:

(in thousands of dollars)	2012	2011	2010

Transfers as reported in the summary of operations of the separate accounts	$ 117	$ 5,662	$ (1,026)
Less: Sundry general income/(expense)	23	(24)	(21)

Net transfers to separate accounts	$ 140	$ 5,638	$ (1,047)

17.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2012 and 2011:

	2012		2011
(in thousands of dollars)	Gross	Net of Loading	Gross	Net of Loading

Type
Ordinary new business	$ 16,320	$ 2,630	$ 15,141	$ 2,219
Ordinary renewal	164,080	98,306	162,413	99,578

	$ 180,400	$ 100,936	$ 177,554	$ 101,797

18.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2012 and 2011:

(in thousands of dollars)	2012	2011

Subject to discretionary withdrawal
At book value, less current surrender charge of 5% or more	$ 382,312	$ 387,440
At market value	232,786	218,936

Total with adjustment or at market value	615,098	606,376

At book value without adjustment (minimal or no charge or adjustment)	1,549,088	1,540,014
Not subject to discretionary withdrawal	626,165	634,576

	$ 2,790,351	$ 2,780,966

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012 and 2011

19.	Subsequent Events

As of the report date, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying financial statements that would have a material effect on the Company’s statutory financial statements.

Supplemental Schedules

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

December 31, 2012

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves:

Investment income earned
U.S. government bonds	$12,210,173
Other bonds (unaffiliated)	267,283,232
Bonds of affiliates	-
Preferred stocks (unaffiliated)	-
Mortgage loans	836
Real estate	10,136,781
Contract loans	22,532,164
Cash, cash equivalents and short-term investments	33,161
Other invested assets	-
Aggregate write-ins for investment income	164,604

Total gross investment income	$312,360,951

Real estate owned - book value less encumbrances	$76,390,792

Mortgage loans - book value
Commercial mortgages	$-

Total mortgage loans	$-

Mortgage loans by standing - book value
Good standing	$-

Other long-term assets - statement value	$1,016,462

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

December 31, 2012

Bonds and short-term investments by class and maturity
Bonds by maturity-statement value
Due with 1 year or less	$573,935,866
Over 1 year through 5 years	2,216,879,065
Over 5 years through 10 years	1,404,548,022
Over 10 years through 20 years	603,660,884
Over 20 years	906,928,428

Total by maturity	$5,705,952,265

Bonds by class - statement value
Class 1	$4,481,877,089
Class 2	1,133,065,738
Class 3	70,908,328
Class 4	4,269,434
Class 5	15,430,076
Class 6	401,600

Total by class	$5,705,952,265

Total bonds publicly traded	$4,945,337,260

Total bonds privately placed	$760,615,005

Preferred stocks - statement value	$-

Common stocks - equity value	$-

Short-term investments - book value	$64,147,043

Options, caps, floors and insurance futures owned - statement value	$-

Cash on deposit	$(7,187,706)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

December 31, 2012

Life insurance in force
Industrial	$-

Ordinary	$81,275,390,000

Credit life	$-

Group life	$23,309,678,000

Amount of additional accidental death benefits in force under ordinary policies	$2,923,289,000

Life insurance policies with disability provisions in force
Industrial	$-

Ordinary	$44,682,663,000

Credit life	$-

Group life	$320,000

Supplementary contracts in force
Ordinary - not involving life contingencies
Amount on deposit	$24,840,155,000

Income payable	$118,296,000

Ordinary - involving life contingencies
Income payable	$144,019,000

Group - not involving life contingencies
Amount on deposit	$-

Income payable	$-

Group - involving life contingencies
Income payable	$-

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

December 31, 2012

Annuities
Ordinary
Immediate-amount of income payable	$54,037,437

Deferred-fully paid-account balance	$487,963,440

Deferred-not fully paid account balance	$1,510,718,078

Group
Amount of income payable	$-

Fully paid-account balance	$-

Not fully paid-account balance	$-

Accident and health insurance-premiums in force
Ordinary	$16,029,798

Group	$72

Credit	$-

Deposit funds and dividend accumulations
Deposit funds-account-balance	$104,848,995

Dividend accumulations-account balance	$-

Claim payments
2012	$-

2011	$-

2010	$-

2009	$-

2008	$-

Prior years	$-

Other accidental and health
2012	$479,000

2011	$4,295,000

2010	$1,709,022

2009	$1,808,000

2008	$1,930,000

Prior years	$424,000

Other coverage that use developmental methods to calculate claims reserves
2012	$-

2011	$-

2010	$-

2009	$-

2008	$-

2007	$-

Prior years	$-

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Summary Investment Schedule and Investment Risk Interrogatories

December 31, 2012

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent accountants of Farmers New World Life Insurance Company’s 2012 statutory annual financial statement as filed with state regulatory authorities.

The Company’s gross investment holdings as filed in the 2012 Annual Statement are $6,127,980,129.

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage

Investment categories
Bonds
U.S. treasury securities	$ 628,827,659	10.25%	$ 628,827,659	10.26%
U.S. government obligations issued by U.S. government-sponsored agencies	16,473,645	0.27	16,473,645	0.27
Foreign government (including Canadian, excluding mortgage-backed securities)	19,271,968	0.31	19,271,968	0.31
Securities issued by states, territories and possessions and political subdivisions in the U.S.	16,978,825	0.28	16,978,825	0.28
Political subdivisions of state, territories and possessions general obligations	42,294,143	0.69	42,294,143	0.69
Revenue and assessment obligations	134,739,675	2.20	134,739,675	2.20
Mortgage-backed securities
Pass-through securities
Guaranteed by GNMA	20,231,435	0.33	20,231,435	0.33
Issued by FNMA, FHLMC & GNMA	284,578,174	4.64	284,578,174	4.64
All other	404,830	0.01	404,830	0.01
CMOs and REMICs
Issued by FNMA and FHLMC	552,168,935	9.00	552,168,935	9.01
Issued by non-U.S. government issuers	-	0.00	-	0.00
All other	1,028,277,736	16.77	1,028,277,736	16.78
Other debt and other fixed income securities (excludes short-term)
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	2,425,978,883	39.56	2,425,978,883	39.59
Unaffiliated foreign securities	471,579,313	7.69	471,579,313	7.70
Equity interests
Preferred stocks
Unaffiliated	-	0.00	-	0.00
Mortgage loans
Commercial loans	-	0.00	-	0.00
Real estate investments		0.00		0.00
Property held for the production of income	57,500,117	0.94	54,104,544	0.88
Property held for sale	18,890,675	0.31	18,890,675	0.31
Contract loans	294,830,425	4.81	293,727,782	4.79
Receivables for securities	100,125	0.00	7,624	0.00
Securities lending	61,468,486	1.00	61,468,486	1.00
Cash, cash equivalents and short-term investments	56,959,337	0.93	56,959,337	0.93
Other invested assets	1,016,460	0.02	1,016,460	0.02

Total invested assets	$ 6,132,570,846	100.00%	$ 6,127,980,129	100.00%

The Company’s total admitted assets, excluding separate account assets, as filed in the 2012 Annual Statement were $6,483,873,968.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Summary Investment Schedule and Investment Risk Interrogatories

December 31, 2012

The Company’s ten largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

	Amount	Percentage of Total Admitted Assets

Investments
Mount Rosa Evans 2 LLC	$99,579,644	1.54%
General Electric Co	66,213,567	1.02
Short-Term Investment (Securities Lending Program)	61,468,486	0.95
JP Morgan Chase & Co	56,172,437	0.87
Bank of America Corp	52,689,345	0.81
JP Morgan US Government MMF	51,731,267	0.80
Wells Fargo & Co	51,698,098	0.80
AT&T Inc	49,845,905	0.77
FHR 2627 BM	45,149,646	0.70
Goldman Sachs Group Inc	45,134,436	0.70

The amounts and percentages of the Company’s total admitted assets held in bonds and preferred stocks by NAIC rating are as follows:

	Bonds			Preferred Stocks
	Book Value	Percentage		Book Value	Percentage
NAIC - 1	$ 4,481,877,089	69.12%	P/RP-1	$ -	0.00%
NAIC - 2	1,133,065,738	17.48	P/RP-2	-	0.00
NAIC - 3	70,908,328	1.09	P/RP-3	-	0.00
NAIC - 4	4,269,434	0.07	P/RP-4	-	0.00
NAIC - 5	15,430,076	0.24	P/RP-5	-	0.00
NAIC - 6	401,600	0.01	P/RP-6	-	0.00

	$ 5,705,952,265			$ -

The Company holds admitted assets in foreign investments of approximately $359,506,266 or 5.54% of total admitted assets.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Summary Investment Schedule and Investment Risk Interrogatories

December 31, 2012

The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

	Amount	Percentage of Total Admitted Assets

Countries rated NAIC - 1	$ 315,371,485	4.86%
Countries rated NAIC - 2	-	0.00
Countries rated NAIC - 3 or below	44,134,781	0.68

	$ 359,506,266	5.54%

The Company’s two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets

Countries rated NAIC - 1
United Kingdom	$82,609,117	1.27%
Netherlands	55,832,563	0.86

Countries rated NAIC - 3 or below
Multi-National	$34,489,781	0.53%
Marshall Islands	9,645,000	0.15

Questions seven through nine are not applicable as the Company does not have unhedged foreign currency exposure.

The Company’s ten largest nonsovereign foreign issues and related amounts and percentages of total admitted assets are listed below:

NAIC Rating	Amount	Percentage of Total Admitted Assets

1FE Westfield Capital Corp	$34,489,781	0.53%
1FE Republic of Chile	23,816,938	0.37
1FE UBS AG Stamford	18,819,802	0.29
2FE British Telecom PLC	18,806,249	0.29
2FE Deutsche Telekom	16,834,669	0.26
1FE Westpac Banking Corp	15,008,684	0.23
1FE Philips Electronics NV	14,894,029	0.23
3FE EDP Finance BV	14,448,865	0.22
1FE HBOS Treasury Services	13,630,433	0.21
1FE Rio Tinto PLC	13,398,404	0.21

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Summary Investment Schedule and Investment Risk Interrogatories

December 31, 2012

The Company holds Canadian investments of approximately $148,112,653 or 2.28% of total admitted assets, which is below the threshold of 2.50%.

Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.

The Company holds admitted assets in equity interests of approximately $1,016,462 or 0.02% of total admitted assets, which is below the threshold of 2.50%.

The Company’s five largest equity interests held and the percentage of admitted assets held are listed below:

	Amount	Percentage Total Admitted Assets

Investments
Canyon Value Realization	$429,746	0.007%
Stark Investment	282,181	0.004
Golden Tree Partners	192,609	0.003
Jana Partners	111,926	0.002

The Company’s three largest investments in joint venture interests are listed below:

	Amount	Percentage of Total Admitted Assets

Investments
Canyon Value Realization	$429,746	0.007%
Stark Investment	282,181	0.004
Golden Tree Partners	192,609	0.003

Question 16 is not applicable as the Company does not hold any investments in mortgage loans.

The Company holds approximately $76,390,792 or 1.18% of total admitted assets, in investment real estate properties, which is below the threshold of 2.50%.

Question 19 is not applicable as the Company does not hold any investments held in mezzanine real estate loans.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Summary Investment Schedule and Investment Risk Interrogatories

December 31, 2012

The Company holds the following amounts in securities lending arrangements (not including assets held as collateral for such transactions) as of:

	Amount	Percentage of Total Admitted Assets

Date
March 31, 2012 (unaudited)	$12,623,057	Not Applicable
June 30, 2012 (unaudited)	80,319,715	Not Applicable
September 30, 2012 (unaudited)	25,492,634	Not Applicable
December 31, 2012 (unaudited)	60,130,509	0.927%

Question 21 is not applicable as the Company does not hold any investments in warrants, options, caps, and floors.

Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards, or future contracts.

Farmers Variable Life

Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2012

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Index

Page(s)

Report of Independent Registered Public Accounting Firm	1-2

Financial Statements

Statement of Assets and Liabilities
December 31, 2012	3-9

Statement of Operations
Year Ended December 31, 2012	10-16

Statements of Changes in Net Assets
Years Ended December 31, 2012 and 2011	17-30

Notes to Financial Statements
December 31, 2012	31-54

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

Farmers New World Life Insurance Company and the

Policyholders of Farmers Variable Life Separate Account A

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets, present fairly, in all material respects, the financial position of each of the portfolios constituting the Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company (the “Account”) [comprised of the VP SRI Mid Cap Growth Portfolio of the Calvert Variable Series, Inc.; the Socially Responsible Growth Fund of the Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares; the Opportunistic Small Cap and the Quality Bond Portfolios of the Dreyfus Variable Investment Fund – Service Class Shares; the Equity 500 Index VIP of the DWS Investments VIT Funds – Class B Shares; the Bond, the Global Small Cap Growth, the Core Equity, and the International VIPs of the DWS Variable Series I – Class A Shares; the Government & Agency Securities, the High Income, the Large Cap Value, the Money Market, the Small Mid Cap Growth, and the Strategic Value VIPs of the DWS Variable Series II – Class A Shares; the Growth, the Index 500, and the Mid Cap Portfolios of Fidelity Variable Insurance Products (“VIP”) Funds–Service Class Shares; the Freedom 2005, the Freedom 2010, the Freedom 2015, the Freedom 2020, the Freedom 2025, the Freedom 2030, and the Freedom Income Portfolios of Fidelity VIP Freedom Funds – Service Class 2 Shares; the FundsManager 20%, the FundsManager 50%, the FundsManager 70%, and the FundsManager 85% Portfolios of Fidelity VIP FundsManager Portfolios – Service Class 2 Shares; the Developing Markets Securities, the Small – Mid Cap Growth Securities, and the Small Cap Value Securities Funds of the Franklin Templeton Variable Insurance Products Trust – Class 2 Shares; the Mid Cap Value, the Strategic Growth and the Structured Small Cap Equity Funds of the Goldman Sachs Variable Insurance Trust – Institutional Class Shares; the Balanced Portfolio (Service Shares), the Forty Portfolio (Institutional Shares), and the Enterprise Portfolio (Service Shares) of the Janus Aspen Series; the Foreign Bond (U.S. Dollar-Hedged) and the Low Duration Portfolios of the PIMCO Variable Insurance Trust – Administrative Class Shares; the Capital Appreciation, the Diversified International, the Equity Income, the LargeCap Blend II, the LargeCap Growth, the MidCap Blend, and the SmallCap Growth II Accounts of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds; the Government & High Quality Bond, the Income, the Money Market, and the Short-Term Income Accounts of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds; the SAM Balanced, the SAM Conservative Balanced, the SAM Conservative Growth, the SAM Flexible Income, and the SAM Strategic Growth Portfolios of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios] at December 31, 2012, the results of each of

1

their operations for the year then ended and the changes in each of their net assets for each of the years ended December 31, 2012 and 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements (hereafter referred to as “financial statements”) are the responsibility of the Account’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/    PricewaterhouseCoopers LLP

Seattle, Washington

April 30, 2013

2

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2012

	Calvert Variable Series, Inc.	Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares	Dreyfus Variable Investment Fund – Service Class Shares		DWS Investments VIT Funds - Class B Shares	DWS Variable Series I – Class A Shares

	VP SRI Mid Cap Growth Portfolio	Socially Responsible Growth Fund	Opportunistic Small Cap Portfolio	Quality Bond Portfolio	Equity 500 Index VIP	Bond VIP	Core Equity VIP (1)	Global Small Cap Growth VIP
Assets
Investments, at fair value	$144,561	$200,667	$3,402,431	$1,238,419	$1,660,577	$5,766,608	$2,487,045	$7,682,975
Dividends receivable	-	-	-	-	-	-	-	-

Total assets	144,561	200,667	3,402,431	1,238,419	1,660,577	5,766,608	2,487,045	7,682,975
Liabilities
Payable to Farmers New World Life Insurance Company	110	106	2,446	944	977	4,289	1,891	5,468

Total liabilities	110	106	2,446	944	977	4,289	1,891	5,468
Net assets	$144,451	$200,561	$3,399,985	$1,237,475	$1,659,600	$5,762,319	$2,485,154	$7,677,507

Accumulation units outstanding	9,835	18,669	319,455	77,600	98,392	381,818	230,514	462,357

Shares owned in each portfolio	4,426	6,079	109,297	100,440	110,705	979,050	291,564	557,545

Market value per share	$32.66	$33.01	$31.13	$12.33	$15.00	$5.89	$8.53	$13.78

Cost of investments	$117,561	$153,188	$3,034,248	$1,096,450	$1,279,950	$5,785,712	$2,112,735	$6,194,294

Contracts with total expenses of 0.90% (*)
Net assets	$144,451	$109,329	$3,141,471	$1,237,475	$-	$5,566,276	$2,485,154	$6,952,983
Accumulation units outstanding	9,835	11,099	295,999	77,600	-	364,690	230,514	399,765
Unit value of accumulation units	$14.69	$9.85	$10.61	$15.95	$-	$15.26	$10.78	$17.39
Contracts with total expenses of 0.70% (**)
Net assets	$-	$-	$-	$-	$1,659,600	$-	$-	$-
Accumulation units outstanding	-	-	-	-	98,392	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$16.87	$-	$-	$-
Contracts with total expenses of 0.30% (***)
Net assets	$-	$91,232	$258,514	$-	$-	$196,043	$-	$724,524
Accumulation units outstanding	-	7,570	23,456	-	-	17,128	-	62,592
Unit value of accumulation units	$-	$12.05	$11.02	$-	$-	$11.45	$-	$11.58
(1) The DWS Growth & Income VIP Subaccount changed its name to DWS Core Equity VIP, effective May 1, 2012.

(*)	Offered in Variable Universal Life product (Note 1)
(**)	Offered in Life Accumulator product (Note 1)
(***)	Offered in Essential Life Variable Universal Life product (Note 1)

The accompanying notes are an integral part of these financial statements.

3

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2012

	DWS Variable Series I –Class A Shares, continued	DWS Variable Series II – Class A Shares						Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares

	International VIP	Government & Agency Securities VIP	High Income VIP	Large Cap Value VIP (2)	Money Market VIP	Small Mid Cap Growth VIP	Strategic Value VIP (3)	VIP Growth Portfolio
Assets
Investments, at fair value	$9,757,066	$1,988,966	$4,362,899	$21,539,093	$1,448,058	$333,355	$-	$13,579,163
Dividends receivable	-	-	-	-	7	-	-	-

Total assets	9,757,066	1,988,966	4,362,899	21,539,093	1,448,065	333,355	-	13,579,163
Liabilities
Payable to Farmers New World Life Insurance Company	7,271	1,420	3,063	16,062	979	252	-	9,899

Total liabilities	7,271	1,420	3,063	16,062	979	252	-	9,899
Net assets	$9,749,795	$1,987,546	$4,359,836	$21,523,031	$1,447,086	$333,103	$-	$13,569,264

Accumulation units outstanding	1,374,658	113,531	230,028	945,046	127,574	67,610	-	1,267,884

Shares owned in each portfolio	1,225,762	156,735	629,567	1,730,047	1,448,058	22,018	-	323,699

Market value per share	$7.96	$12.69	$6.93	$12.45	$1.00	$15.14	$-	$41.95

Cost of investments	$9,570,635	$1,916,953	$4,175,128	$21,463,258	$1,448,058	$215,191	$-	$9,607,690

Contracts with total expenses of 0.90% (*)
Net assets	$9,485,161	$1,797,525	$3,855,379	$20,855,850	$1,206,300	$333,103	$-	$12,373,820
Accumulation units outstanding	1,344,001	98,792	195,573	899,970	103,455	67,610	-	1,170,915
Unit value of accumulation units	$7.06	$18.20	$19.71	$23.17	$11.66	$4.93	$-	$10.57
Contracts with total expenses of 0.70% (**)
Net assets	$-	$-	$-	$184,603	$-	$-	$-	$483,323
Accumulation units outstanding	-	-	-	12,625	-	-	-	34,624
Unit value of accumulation units	$-	$-	$-	$14.62	$-	$-	$-	$13.96
Contracts with total expenses of 0.30% (***)
Net assets	$264,634	$190,021	$504,457	$482,578	$240,786	$-	$-	$712,121
Accumulation units outstanding	30,657	14,739	34,455	32,451	24,119	-	-	62,345
Unit value of accumulation units	$8.63	$12.89	$14.64	$14.87	$9.98	$-	$-	$11.42

(2) Effective May 1, 2011, the DWS Strategic Value VIP Subaccount merged with the DWS Large Cap Value VIP fund. The DWS Large Cap Value VIP fund was the surviving subaccount.

(3) Effective May 1, 2011, the DWS Strategic Value VIP Subaccount merged with the DWS Large Cap Value VIP fund. The DWS Large Cap Value VIP fund was the surviving subaccount.

(*)	Offered in Variable Universal Life product (Note 1)
(**)	Offered in Life Accumulator product (Note 1)
(***)	Offered in Essential Life Variable Universal Life product (Note 1)

The accompanying notes are an integral part of these financial statements.

4

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2012

	Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares, continued		Fidelity VIP Freedom Funds – Service Class 2 Shares

	VIP Index 500 Portfolio	VIP Mid Cap Portfolio	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio
Assets
Investments, at fair value	$13,590,591	$7,292,343	$18,276	$27,597	$101,937	$274,127	$407,690	$1,452,503
Dividends receivable	-	-	-	-	-	-	-	-

Total assets	13,590,591	7,292,343	18,276	27,597	101,937	274,127	407,690	1,452,503
Liabilities
Payable to Farmers New World Life Insurance Company	10,090	4,972	5	7	26	69	102	365

Total liabilities	10,090	4,972	5	7	26	69	102	365
Net assets	$13,580,501	$7,287,371	$18,271	$27,590	$101,911	$274,058	$407,588	$1,452,138

Accumulation units outstanding	1,077,646	339,377	1,526	2,238	8,311	22,655	33,510	122,916

Shares owned in each portfolio	94,027	239,959	1,732	2,486	9,126	24,563	36,597	134,118

Market value per share	$144.54	$30.39	$10.55	$11.10	$11.17	$11.16	$11.14	$10.83

Cost of investments	$11,419,106	$6,399,733	$16,451	$25,310	$93,351	$246,200	$366,900	$1,296,026

Contracts with total expenses of 0.90% (*)
Net assets	$12,740,312	$6,153,554	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	1,007,872	245,121	-	-	-	-	-	-
Unit value of accumulation units	$12.64	$25.10	$-	$-	$-	$-	$-	$-
Contracts with total expenses of 0.70% (**)
Net assets	$-	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-	$-
Contracts with total expenses of 0.30% (***)
Net assets	$840,189	$1,133,817	$18,271	$27,590	$101,911	$274,058	$407,588	$1,452,138
Accumulation units outstanding	69,774	94,256	1,526	2,238	8,311	22,655	33,510	122,916
Unit value of accumulation units	$12.04	$12.03	$11.97	$12.32	$12.26	$12.10	$12.16	$11.81

(*)	Offered in Variable Universal Life product (Note 1)
(**)	Offered in Life Accumulator product (Note 1)
(***)	Offered in Essential Life Variable Universal Life product (Note 1)

The accompanying notes are an integral part of these financial statements.

5

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2012

	Fidelity VIP Freedom Funds – Service Class 2 Shares, continued	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares				Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets Securities Fund	Small – Mid Cap Growth Securities Fund	Small Cap Value Securities Fund
Assets
Investments, at fair value	$77,224	$116,603	$451,011	$1,432,691	$1,393,947	$3,966,364	$3,004,097	$3,203,482
Dividends receivable	-	-	-	-	-	-	-	-

Total assets	77,224	116,603	451,011	1,432,691	1,393,947	3,966,364	3,004,097	3,203,482
Liabilities
Payable to Farmers New World Life Insurance Company	19	29	113	362	353	3,008	1,908	2,013

Total liabilities	19	29	113	362	353	3,008	1,908	2,013
Net assets	$77,205	$116,574	$450,898	$1,432,329	$1,393,594	$3,963,356	$3,002,189	$3,201,469

Accumulation units outstanding	6,489	9,913	37,662	122,081	122,495	188,614	233,236	216,265

Shares owned in each portfolio	7,327	10,524	42,588	142,983	145,203	377,749	142,780	175,726

Market value per share	$10.54	$11.08	$10.59	$10.02	$9.60	$10.50	$21.04	$18.23

Cost of investments	$74,429	$111,592	$412,765	$1,275,542	$1,225,793	$3,373,453	$2,481,594	$2,424,461

Contracts with total expenses of 0.90% (*)
Net assets	$-	$-	$-	$-	$-	$3,963,356	$2,264,495	$1,976,865
Accumulation units outstanding	-	-	-	-	-	188,614	172,694	128,088
Unit value of accumulation units	$-	$-	$-	$-	$-	$21.01	$13.11	$15.43
Contracts with total expenses of 0.70% (**)
Net assets	$-	$-	$-	$-	$-	$-	$-	$602,973
Accumulation units outstanding	-	-	-	-	-	-	-	38,477
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-	$15.67
Contracts with total expenses of 0.30% (***)
Net assets	$77,205	$116,574	$450,898	$1,432,329	$1,393,594	$-	$737,694	$621,631
Accumulation units outstanding	6,489	9,913	37,662	122,081	122,495	-	60,542	49,700
Unit value of accumulation units	$11.90	$11.76	$11.97	$11.73	$11.38	$-	$12.18	$12.51

(*)	Offered in Variable Universal Life product (Note 1)
(**)	Offered in Life Accumulator product (Note 1)
(***)	Offered in Essential Life Variable Universal Life product (Note 1)

The accompanying notes are an integral part of these financial statements.

6

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2012

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares			Janus Aspen Series			PIMCO Variable Insurance Trust – Administrative Class Shares

	Mid Cap Value Fund	Strategic Growth Fund	Structured Small Cap Equity Fund	Balanced Portfolio (Service Shares)	Enterprise Portfolio (Service Shares)	Forty Portfolio (Institutional Shares)	VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	VIT Low Duration Portfolio
Assets
Investments, at fair value	$6,376,202	$10,598,904	$2,241,333	$3,554,015	$2,105,328	$16,575,393	$3,756,949	$4,044,055
Dividends receivable	-	-	-	-	-	-	-	-

Total assets	6,376,202	10,598,904	2,241,333	3,554,015	2,105,328	16,575,393	3,756,949	4,044,055
Liabilities
Payable to Farmers New World Life Insurance Company	4,818	8,040	1,637	1,923	1,542	11,985	2,823	2,959

Total liabilities	4,818	8,040	1,637	1,923	1,542	11,985	2,823	2,959
Net assets	$6,371,384	$10,590,864	$2,239,696	$3,552,092	$2,103,786	$16,563,408	$3,754,126	$4,041,096

Accumulation units outstanding	275,910	930,927	141,153	231,416	137,619	1,659,684	199,935	251,952

Shares owned in each portfolio	415,930	764,712	176,344	125,053	48,757	404,771	347,866	375,144

Market value per share	$15.33	$13.86	$12.71	$28.42	$43.18	$40.95	$10.80	$10.78

Cost of investments	$5,171,186	$7,377,287	$1,609,274	$3,383,698	$1,026,684	$9,360,964	$3,492,296	$3,801,528

Contracts with total expenses of 0.90% (*)
Net assets	$6,202,092	$10,590,864	$1,888,067	$1,987,817	$1,764,139	$15,300,175	$3,496,117	$3,801,179
Accumulation units outstanding	264,763	930,927	113,440	114,733	119,246	1,543,427	181,684	232,559
Unit value of accumulation units	$23.43	$11.38	$16.64	$17.33	$14.79	$9.91	$19.24	$16.34
Contracts with total expenses of 0.70% (**)
Net assets	$169,292	$-	$351,629	$-	$339,647	$-	$-	$-
Accumulation units outstanding	11,147	-	27,713	-	18,373	-	-	-
Unit value of accumulation units	$15.19	$-	$12.69	$-	$18.49	$-	$-	$-
Contracts with total expenses of 0.30% (***)
Net assets	$-	$-	$-	$1,564,275	$-	$1,263,233	$258,009	$239,917
Accumulation units outstanding	-	-	-	116,683	-	116,257	18,251	19,393
Unit value of accumulation units	$-	$-	$-	$13.41	$-	$10.87	$14.14	$12.37

(*)	Offered in Variable Universal Life product (Note 1)
(**)	Offered in Life Accumulator product (Note 1)
(***)	Offered in Essential Life Variable Universal Life product (Note 1)

The accompanying notes are an integral part of these financial statements.

7

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2012

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Equity Funds							Principal Variable Contracts Funds, Inc. – Class 2 Shares – Fixed Income Funds

	Capital Appreciation Account	Diversified International Account	Equity Income Account	LargeCap Blend Account II	LargeCap Growth Account	MidCap Blend Account	SmallCap Growth Account II	Government & High Quality Bond Account
Assets
Investments, at fair value	$2,367,830	$748,293	$5,569,262	$218,440	$185,200	$6,736,184	$1,507,713	$27,009
Dividends receivable	-	-	-	-	-	-	-	-

Total assets	2,367,830	748,293	5,569,262	218,440	185,200	6,736,184	1,507,713	27,009
Liabilities
Payable to Farmers New World Life Insurance Company	1,581	440	4,031	128	109	5,055	1,121	16

Total liabilities	1,581	440	4,031	128	109	5,055	1,121	16
Net assets	$2,366,249	$747,853	$5,565,231	$218,312	$185,091	$6,731,129	$1,506,592	$26,993

Accumulation units outstanding	132,704	39,504	294,032	13,765	11,541	92,300	148,769	1,904

Shares owned in each portfolio	100,247	57,738	329,153	27,934	11,011	143,140	123,179	2,482

Market value per share	$23.62	$12.96	$16.92	$7.82	$16.82	$47.06	$12.24	$10.88

Cost of investments	$1,989,888	$516,542	$4,844,884	$151,727	$120,088	$4,402,173	$1,147,459	$26,279

Contracts with total expenses of 0.90% (*)
Net assets	$1,095,403	$-	$4,250,415	$-	$-	$6,377,234	$1,381,939	$-
Accumulation units outstanding	73,584	-	229,908	-	-	87,800	142,117	-
Unit value of accumulation units	$14.89	$-	$18.49	$-	$-	$72.63	$9.72	$-
Contracts with total expenses of 0.70% (**)
Net assets	$1,270,846	$747,853	$1,314,816	$218,312	$185,091	$353,895	$124,653	$26,993
Accumulation units outstanding	59,120	39,504	64,124	13,765	11,541	4,500	6,652	1,904
Unit value of accumulation units	$21.50	$18.93	$20.50	$15.86	$16.04	$78.66	$18.74	$14.18
Contracts with total expenses of 0.30% (***)
Net assets	$-	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-	$-

(*)	Offered in Variable Universal Life product (Note 1)
(**)	Offered in Life Accumulator product (Note 1)
(***)	Offered in Essential Life Variable Universal Life product (Note 1)

The accompanying notes are an integral part of these financial statements.

8

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2012

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Fixed Income Funds, continued			Principal Variable Contracts Funds, Inc. – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

	Income Account	Money Market Account	Short-Term Income Account	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Assets
Investments, at fair value	$151,164	$670	$3,126	$15,195,818	$2,232,018	$35,044,293	$1,217,519	$42,974,325
Dividends receivable	-	-	-	-	-	-	-	-

Total assets	151,164	670	3,126	15,195,818	2,232,018	35,044,293	1,217,519	42,974,325
Liabilities
Payable to Farmers New World Life Insurance Company	89	-	2	9,202	1,285	22,768	751	28,518

Total liabilities	89	-	2	9,202	1,285	22,768	751	28,518
Net assets	$151,075	$670	$3,124	$15,186,616	$2,230,733	$35,021,525	$1,216,768	$42,945,807

Accumulation units outstanding	9,116	61	241	933,717	141,004	2,097,513	76,217	2,526,352

Shares owned in each portfolio	13,533	670	1,202	936,857	180,147	2,074,854	91,612	2,309,206

Market value per share	$11.17	$1.00	$2.60	$16.22	$12.39	$16.89	$13.29	$18.61

Cost of investments	$132,685	$670	$2,923	$13,830,969	$2,012,779	$31,769,404	$1,068,122	$39,023,277

Contracts with total expenses of 0.90% (*)
Net assets	$-	$-	$-	$9,217,601	$962,895	$25,371,376	$547,130	$31,601,593
Accumulation units outstanding	-	-	-	504,006	55,003	1,377,486	32,352	1,706,120
Unit value of accumulation units	$-	$-	$-	$18.29	$17.51	$18.42	$16.91	$18.52
Contracts with total expenses of 0.70% (**)
Net assets	$151,075	$670	$3,124	$2,054,321	$700,514	$3,113,611	$490,043	$4,894,305
Accumulation units outstanding	9,116	61	241	114,714	41,316	170,805	30,161	263,957
Unit value of accumulation units	$16.57	$10.77	$12.91	$17.91	$16.96	$18.23	$16.25	$18.54
Contracts with total expenses of 0.30% (***)
Net assets	$-	$-	$-	$3,914,694	$567,324	$6,536,538	$179,595	$6,449,909
Accumulation units outstanding	-	-	-	314,997	44,685	549,222	13,704	556,275
Unit value of accumulation units	$-	$-	$-	$12.43	$12.70	$11.90	$13.11	$11.59

(*)	Offered in Variable Universal Life product (Note 1)
(**)	Offered in Life Accumulator product (Note 1)
(***)	Offered in Essential Life Variable Universal Life product (Note 1)

The accompanying notes are an integral part of these financial statements.

9

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2012

	Calvert Variable Series, Inc.	Dreyfus Variable Investment Fund – Service Class Shares		Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares	DWS Investments VIT Funds - Class B Shares	DWS Variable Series I – Class A Shares

	VP SRI Mid Cap Growth Portfolio	Opportunistic Small Cap Portfolio	Quality Bond Portfolio	Socially Responsible Growth Fund	Equity 500 Index VIP	Bond VIP	Core Equity VIP (1)	Global Small Cap Growth VIP
Investment income
Dividends and capital gain distributions	$16,461	$-	$33,217	$944	$24,198	$236,624	$30,792	$411,015

Total investment income	16,461	-	33,217	944	24,198	236,624	30,792	411,015

Expenses
Mortality and expense risk	1,247	26,942	10,865	1,178	11,131	48,046	21,375	60,024

Total expenses	1,247	26,942	10,865	1,178	11,131	48,046	21,375	60,024

Net investment income (loss)	15,214	(26,942)	22,352	(234)	13,067	188,578	9,417	350,991

Realized gains (losses) on investments
Proceeds from sales	14,693	192,798	69,296	20,481	216,089	258,238	178,404	355,634
Cost of investments sold	(14,325)	(244,502)	(69,198)	(20,527)	(212,615)	(306,827)	(189,138)	(426,636)

Net realized gain (loss) from investment transactions	368	(51,704)	98	(46)	3,474	(48,589)	(10,734)	(71,002)

Net unrealized appreciation (depreciation) of investments
Beginning of period	22,617	(253,396)	97,116	30,484	185,934	(235,395)	49,116	823,442
End of period	27,000	368,182	141,980	47,476	380,637	(19,114)	374,308	1,488,677

Change in net unrealized appreciation (depreciation) of investments	4,383	621,578	44,864	16,992	194,703	216,281	325,192	665,235

Net increase (decrease) in net assets from operations	$19,965	$542,932	$67,314	$16,712	$211,244	$356,270	$323,875	$945,224

(1) The DWS Growth & Income VIP Subaccount changed its name to DWS Core Equity VIP, effective May 1, 2012.

The accompanying notes are an integral part of these financial statements.

10

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2012

	DWS Variable Series I – Class A Shares, continued	DWS Variable Series II – Class A Shares						Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares

	International VIP	Government & Agency Securities VIP	High Income VIP	Large Cap Value VIP (2)	Money Market VIP	Small Mid Cap Growth VIP	Strategic Value VIP (3)	VIP Growth Portfolio
Investment income
Dividends and capital gain distributions	$183,536	$115,479	$317,925	$391,491	$147	$-	$-	$67,709

Total investment income	183,536	115,479	317,925	391,491	147	-	-	67,709

Expenses
Mortality and expense risk	77,192	16,512	33,870	182,708	11,696	2,912	-	114,124

Total expenses	77,192	16,512	33,870	182,708	11,696	2,912	-	114,124

Net investment income (loss)	106,344	98,967	284,055	208,783	(11,549)	(2,912)	-	(46,415)

Realized gains (losses) on investments
Proceeds from sales	360,519	102,614	225,929	817,030	173,250	27,450	-	696,910
Cost of investments sold	(579,868)	(104,624)	(264,092)	(840,916)	(173,250)	(27,751)	-	(684,734)

Net realized gain (loss) from investment transactions	(219,349)	(2,010)	(38,163)	(23,886)	-	(301)	-	12,176

Net unrealized appreciation (depreciation) of investments
Beginning of period	(1,498,102)	130,029	(86,821)	(1,439,914)	(2)	76,734	-	2,348,345
End of period	186,427	72,013	187,767	75,833	(3)	118,161	-	3,971,476

Change in net unrealized appreciation (depreciation) of investments	1,684,529	(58,016)	274,588	1,515,747	(1)	41,427	-	1,623,131

Net increase (decrease) in net assets from operations	$1,571,524	$38,941	$520,480	$1,700,644	$(11,550)	$38,214	$-	$1,588,892

(2)	Effective May 1, 2011, the DWS Strategic Value VIP Subaccount merged with the DWS Large Cap Value VIP fund. The DWS Large Cap Value VIP fund was the surviving subaccount.
(3)	Effective May 1, 2011, the DWS Strategic Value VIP Subaccount merged with the DWS Large Cap Value VIP fund. The DWS Large Cap Value VIP fund was the surviving subaccount.

The accompanying notes are an integral part of these financial statements.

11

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2012

	Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares, continued		Fidelity VIP Freedom Funds – Service Class 2 Shares

	VIP Index 500 Portfolio	VIP Mid Cap Portfolio	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio
Investment income
Dividends and capital gain distributions	$427,291	$611,348	$373	$789	$3,360	$7,805	$10,351	$38,704

Total investment income	427,291	611,348	373	789	3,360	7,805	10,351	38,704

Expenses
Mortality and expense risk	111,507	54,891	48	68	271	703	989	3,598

Total expenses	111,507	54,891	48	68	271	703	989	3,598

Net investment income (loss)	315,784	556,457	325	721	3,089	7,102	9,362	35,106

Realized gains (losses) on investments
Proceeds from sales	719,014	339,148	2,989	3,782	18,716	38,750	29,639	95,478
Cost of investments sold	(771,007)	(351,740)	(2,999)	(3,802)	(18,832)	(39,109)	(30,131)	(97,934)

Net realized gain (loss) from investment transactions	(51,993)	(12,592)	(10)	(20)	(116)	(359)	(492)	(2,456)

Net unrealized appreciation (depreciation) of investments
Beginning of period	714,125	600,871	787	692	2,129	7,946	7,811	32,731
End of period	2,171,488	892,602	1,823	2,285	8,585	27,925	40,789	156,477

Change in net unrealized appreciation (depreciation) of investments	1,457,363	291,731	1,036	1,593	6,456	19,979	32,978	123,746

Net increase (decrease) in net assets from operations	$1,721,154	$835,596	$1,351	$2,294	$9,429	$26,722	$41,848	$156,396

The accompanying notes are an integral part of these financial statements.

12

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2012

	Fidelity VIP Freedom Funds – Service Class 2 Shares, continued	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares				Franklin Templeton Variable Insurance Products Trust – Class 2 Shares		Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets Securities Fund	Small – Mid Cap Growth Securities Fund	Small Cap Value Securities Fund
Investment income
Dividends and capital gain distributions	$1,856	$1,747	$6,121	$23,756	$21,060	$50,093	$195,916	$21,613

Total investment income	1,856	1,747	6,121	23,756	21,060	50,093	195,916	21,613

Expenses
Mortality and expense risk	191	303	1,092	3,613	3,433	32,627	21,634	21,164

Total expenses	191	303	1,092	3,613	3,433	32,627	21,634	21,164

Net investment income (loss)	1,665	1,444	5,029	20,143	17,627	17,466	174,282	449

Realized gains (losses) on investments
Proceeds from sales	9,899	10,384	29,452	101,098	80,229	187,474	147,575	156,900
Cost of investments sold	(9,920)	(10,418)	(29,804)	(102,833)	(82,836)	(244,748)	(150,157)	(164,593)

Net realized gain (loss) from investment transactions	(21)	(34)	(352)	(1,735)	(2,607)	(57,274)	(2,582)	(7,693)

Net unrealized appreciation (depreciation) of investments
Beginning of period	880	1,639	10,996	37,273	45,736	130,630	440,920	306,843
End of period	2,792	5,011	38,245	157,147	168,154	592,876	522,498	779,043

Change in net unrealized appreciation (depreciation) of investments	1,912	3,372	27,249	119,874	122,418	462,246	81,578	472,200

Net increase (decrease) in net assets from operations	$3,556	$4,782	$31,926	$138,282	$137,438	$422,438	$253,278	$464,956

The accompanying notes are an integral part of these financial statements.

13

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2012

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares			Janus Aspen Series			PIMCO Variable Insurance Trust – Administrative Class Shares

	Mid Cap Value Fund	Strategic Growth Fund	Structured Small Cap Equity Fund	Balanced Portfolio (Service Shares)	Enterprise Portfolio (Service Shares)	Forty Portfolio (Institutional Shares)	VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)	VIT Low Duration Portfolio
Investment income
Dividends and capital gain distributions	$72,417	$71,784	$26,128	$299,735	$-	$113,431	$211,750	$73,892

Total investment income	72,417	71,784	26,128	299,735	-	113,431	211,750	73,892

Expenses
Mortality and expense risk	53,975	90,994	18,505	20,469	17,519	134,380	30,514	33,722

Total expenses	53,975	90,994	18,505	20,469	17,519	134,380	30,514	33,722

Net investment income (loss)	18,442	(19,210)	7,623	279,266	(17,519)	(20,949)	181,236	40,170

Realized gains (losses) on investments
Proceeds from sales	345,038	536,870	121,410	158,868	172,348	892,633	199,542	164,696
Cost of investments sold	(371,583)	(517,221)	(121,807)	(168,163)	(156,304)	(849,334)	(199,452)	(164,632)

Net realized gain (loss) from investment transactions	(26,545)	19,649	(397)	(9,295)	16,044	43,299	90	64

Net unrealized appreciation (depreciation) of investments
Beginning of period	242,546	1,540,049	407,045	89,517	783,149	4,155,908	112,299	97,796
End of period	1,205,010	3,221,617	632,055	170,311	1,078,647	7,214,424	264,651	242,524

Change in net unrealized appreciation (depreciation) of investments	962,464	1,681,568	225,010	80,794	295,498	3,058,516	152,352	144,728

Net increase (decrease) in net assets from operations	$954,361	$1,682,007	$232,236	$350,765	$294,023	$3,080,866	$333,678	$184,962

The accompanying notes are an integral part of these financial statements.

14

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2012

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Equity Funds							Principal Variable Contracts Funds, Inc. – Class 2 Shares – Fixed Income Funds

	Capital Appreciation Account	Diversified International Account	Equity Income Account	LargeCap Blend Account II	LargeCap Growth Account	MidCap Blend Account	SmallCap Growth Account II	Government & High Quality Bond Account
Investment income
Dividends and capital gain distributions	$45,555	$12,574	$149,085	$2,101	$-	$140,094	$-	$371

Total investment income	45,555	12,574	149,085	2,101	-	140,094	-	371

Expenses
Mortality and expense risk	17,597	4,924	45,754	1,400	1,256	55,713	12,991	101

Total expenses	17,597	4,924	45,754	1,400	1,256	55,713	12,991	101

Net investment income (loss)	27,958	7,650	103,331	701	(1,256)	84,381	(12,991)	270

Realized gains (losses) on investments
Proceeds from sales	213,631	105,947	489,066	10,911	34,893	374,353	145,732	1,461
Cost of investments sold	(222,159)	(101,332)	(550,252)	(11,240)	(31,218)	(362,836)	(126,186)	(1,457)

Net realized gain (loss) from investment transactions	(8,528)	4,615	(61,186)	(329)	3,675	11,517	19,546	4

Net unrealized appreciation (depreciation) of investments
Beginning of period	136,493	132,343	177,942	42,494	42,614	1,400,580	164,449	756
End of period	377,940	231,749	724,379	66,715	65,111	2,334,056	360,254	729

Change in net unrealized appreciation (depreciation) of investments	241,447	99,406	546,437	24,221	22,497	933,476	195,805	(27)

Net increase (decrease) in net assets from operations	$260,877	$111,671	$588,582	$24,593	$24,916	$1,029,374	$202,360	$247

The accompanying notes are an integral part of these financial statements.

15

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2012

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Fixed Income Funds, continued			Principal Variable Contracts Funds, Inc. – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

	Income Account	Money Market Account	Short-Term Income Account	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Investment income
Dividends and capital gain distributions	$8,175	$-	$56	$224,721	$37,690	$66,125	$28,989	$-

Total investment income	8,175	-	56	224,721	37,690	66,125	28,989	-

Expenses
Mortality and expense risk	1,351	117	34	101,222	14,211	254,209	8,283	318,826

Total expenses	1,351	117	34	101,222	14,211	254,209	8,283	318,826

Net investment income (loss)	6,824	(117)	22	123,499	23,479	(188,084)	20,706	(318,826)

Realized gains (losses) on investments
Proceeds from sales	76,900	68,608	5,321	797,075	136,809	2,007,405	223,126	2,422,027
Cost of investments sold	(73,626)	(68,608)	(5,141)	(902,877)	(143,648)	(2,389,366)	(219,144)	(2,953,191)

Net realized gain (loss) from investment transactions	3,274	-	180	(105,802)	(6,839)	(381,961)	3,982	(531,164)

Net unrealized appreciation (depreciation) of investments
Beginning of period	12,573	1	178	(86,995)	45,138	(1,134,777)	73,212	(2,103,309)
End of period	18,479	2	202	1,364,849	219,238	3,274,888	149,396	3,951,049

Change in net unrealized appreciation (depreciation) of investments	5,906	1	24	1,451,844	174,100	4,409,665	76,184	6,054,358

Net increase (decrease) in net assets from operations	$16,004	$(116)	$226	$1,469,541	$190,740	$3,839,620	$100,872	$5,204,368

The accompanying notes are an integral part of these financial statements.

16

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2012 and 2011

	Calvert Variable Series, Inc.		Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares		Dreyfus Variable Investment Fund – Service Class Shares

	VP SRI Mid Cap Growth Portfolio		Socially Responsible Growth Fund		Opportunistic Small Cap Portfolio		Quality Bond Portfolio
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets from operations
Net investment income (loss)	$15,214	$6,731	$(234)	$(108)	$(26,942)	$(16,481)	$22,352	$28,664
Net realized gain (loss) from investment transactions	368	(106)	(46)	258	(51,704)	(65,086)	98	(2)
Change in net unrealized appreciation (depreciation) of investments	4,383	(4,797)	16,992	(164)	621,578	(362,981)	44,864	36,612

Net increase (decrease) in net assets from operations	19,965	1,828	16,712	(14)	542,932	(444,548)	67,314	65,274

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	21,170	21,691	85,778	59,144	690,934	629,487	178,590	186,959
Transfers for contract benefits and terminations	(10,177)	(1,362)	(7,426)	(5,482)	(164,566)	(168,448)	(61,931)	(56,136)
Contract maintenance charges	(11,971)	(13,095)	(50,567)	(36,346)	(348,580)	(327,274)	(98,087)	(104,526)
Transfers between subaccounts (including fixed account), net	(2,191)	1,875	9,302	1,218	(78,507)	7,401	(10,148)	(51,410)

Net increase (decrease) in net assets from contract transactions	(3,169)	9,109	37,087	18,534	99,281	141,166	8,424	(25,113)

Total increase (decrease) in net assets	16,796	10,937	53,799	18,520	642,213	(303,382)	75,738	40,161
Net assets
Beginning of period	127,655	116,718	146,762	128,242	2,757,772	3,061,154	1,161,737	1,121,576

End of period	$144,451	$127,655	$200,561	$146,762	$3,399,985	$2,757,772	$1,237,475	$1,161,737

Analysis of increase (decrease) in units outstanding
Units issued	763	1,272	5,084	3,760	27,249	34,511	4,468	4,429
Units redeemed	(985)	(541)	(1,882)	(2,051)	(17,020)	(17,848)	(3,899)	(6,104)

Increase (decrease) in units outstanding	(222)	731	3,202	1,709	10,229	16,663	569	(1,675)
Beginning units	10,057	9,326	15,467	13,758	309,226	292,563	77,031	78,706

Ending units	9,835	10,057	18,669	15,467	319,455	309,226	77,600	77,031

The accompanying notes are an integral part of these financial statements.

17

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2012 and 2011

	DWS Investments VIT Funds - Class B Shares		DWS Variable Series I – Class A Shares

	Equity 500 Index VIP		Bond VIP		Core Equity VIP (1)		Global Small Cap Growth VIP (2)
	2012	2011	2012	2011	2012	2011	2012	2011

Increase (decrease) in net assets from operations
Net investment income (loss)	$13,067	$10,529	$188,578	$168,048	$9,417	$9,000	$350,991	$53,862
Net realized gain (loss) from investment transactions	3,474	(4,652)	(48,589)	(62,366)	(10,734)	(42,742)	(71,002)	(81,856)
Change in net unrealized appreciation (depreciation) of investments	194,703	5,200	216,281	118,263	325,192	14,828	665,235	(699,960)

Net increase (decrease) in net assets from operations	211,244	11,077	356,270	223,945	323,875	(18,914)	945,224	(727,954)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	203,409	220,035	1,401,150	1,451,412	303,224	325,569	1,755,953	1,670,346
Transfers for contract benefits and terminations	(94,083)	(52,561)	(284,934)	(311,784)	(112,352)	(180,018)	(339,797)	(369,290)
Contract maintenance charges	(38,518)	(49,599)	(689,813)	(694,236)	(175,754)	(193,544)	(883,225)	(862,346)
Transfers between subaccounts (including fixed account), net	(127,423)	(37,335)	(42,786)	(169,233)	(56,465)	(79,640)	(107,572)	(59,871)

Net increase (decrease) in net assets from contract transactions	(56,615)	80,540	383,617	276,159	(41,347)	(127,633)	425,359	378,839

Total increase (decrease) in net assets	154,629	91,617	739,887	500,104	282,528	(146,547)	1,370,583	(349,115)
Net assets
Beginning of period	1,504,971	1,413,354	5,022,432	4,522,328	2,202,626	2,349,173	6,306,924	6,656,039

End of period	$1,659,600	$1,504,971	$5,762,319	$5,022,432	$2,485,154	$2,202,626	$7,677,507	$6,306,924

Analysis of increase (decrease) in units outstanding
Units issued	9,356	12,081	43,140	39,631	11,836	13,992	53,666	49,138
Units redeemed	(13,226)	(6,620)	(15,095)	(18,520)	(15,818)	(27,009)	(20,019)	(18,691)

Increase (decrease) in units outstanding	(3,870)	5,461	28,045	21,111	(3,982)	(13,017)	33,647	30,447
Beginning units	102,262	96,801	353,773	332,662	234,496	247,513	428,710	398,263

Ending units	98,392	102,262	381,818	353,773	230,514	234,496	462,357	428,710

(1)	The DWS Growth & Income VIP Subaccount changed its name to DWS Core Equity VIP, effective May 1, 2012.
(2)	The DWS Global Opportunities VIP Subaccount changed its name to DWS Global Small Cap Growth VIP Subaccount, effective May 1, 2011.

The accompanying notes are an integral part of these financial statements.

18

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2012 and 2011

	DWS Variable Series I – Class A Shares, continued		DWS Variable Series II – Class A Shares

	International VIP		Government & Agency Securities VIP		High Income VIP		Large Cap Value VIP (3)
	2012	2011	2012	2011	2012	2011	2012	2011

Increase (decrease) in net assets from operations
Net investment income (loss)	$106,344	$73,354	$98,967	$81,192	$284,055	$272,251	$208,783	$(110,769)
Net realized gain (loss) from investment transactions	(219,349)	(190,074)	(2,010)	1,590	(38,163)	(45,398)	(23,886)	(62,288)
Change in net unrealized appreciation (depreciation) of investments	1,684,529	(1,417,443)	(58,016)	23,158	274,588	(126,394)	1,515,747	(1,439,918)

Net increase (decrease) in net assets from operations	1,571,524	(1,534,163)	38,941	105,940	520,480	100,459	1,700,644	(1,612,975)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	2,107,012	2,177,581	361,918	326,765	969,500	925,321	4,307,058	2,962,536
Transfers for contract benefits and terminations	(454,125)	(482,059)	(87,077)	(91,286)	(180,744)	(191,178)	(1,058,180)	(722,377)
Contract maintenance charges	(952,460)	(991,242)	(206,853)	(185,358)	(534,600)	(489,888)	(2,120,551)	(1,450,932)
Transfers between subaccounts (including fixed account), net	(180,276)	101,406	15,805	137,718	(48,837)	(59,921)	(285,398)	19,803,206

Net increase (decrease) in net assets from contract transactions	520,151	805,686	83,793	187,839	205,319	184,334	842,929	20,592,433

Total increase (decrease) in net assets	2,091,675	(728,477)	122,734	293,779	725,799	284,793	2,543,573	18,979,458
Net assets
Beginning of period	7,658,120	8,386,597	1,864,812	1,571,033	3,634,037	3,349,244	18,979,458	-

End of period	$9,749,795	$7,658,120	$1,987,546	$1,864,812	$4,359,836	$3,634,037	$21,523,031	$18,979,458

Analysis of increase (decrease) in units outstanding
Units issued	126,608	159,765	11,353	20,941	25,484	25,982	72,524	932,252
Units redeemed	(45,574)	(37,891)	(5,170)	(8,505)	(11,237)	(11,961)	(31,520)	(28,210)

Increase (decrease) in units outstanding	81,034	121,874	6,183	12,436	14,247	14,021	41,004	904,042
Beginning units	1,293,624	1,171,750	107,348	94,912	215,781	201,760	904,042	-

Ending units	1,374,658	1,293,624	113,531	107,348	230,028	215,781	945,046	904,042

(3)	Effective May 1, 2011, the DWS Strategic Value VIP Subaccount merged with the DWS Large Cap Value VIP fund. The DWS Large Cap Value VIP fund was the surviving subaccount.

The accompanying notes are an integral part of these financial statements.

19

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2012 and 2011

	DWS Variable Series II – Class A Shares, continued						Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares

	Money Market VIP		Small Mid Cap Growth VIP (4)		Strategic Value VIP (5)		VIP Growth Portfolio
	2012	2011	2012	2011	2012	2011	2012	2011

Increase (decrease) in net assets from operations
Net investment income (loss)	$(11,549)	$(10,871)	$(2,912)	$(1,009)	$-	$263,697	$(46,415)	$(30,456)
Net realized gain (loss) from investment transactions	-	-	(301)	(1,023)	-	(815,282)	12,176	(24,046)
Change in net unrealized appreciation (depreciation) of investments	(1)	(6)	41,427	(13,648)	-	2,061,482	1,623,131	(30,022)

Net increase (decrease) in net assets from operations	(11,550)	(10,877)	38,214	(15,680)	-	1,509,897	1,588,892	(84,524)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	402,895	434,339	52,730	53,911	-	1,559,522	2,788,226	2,773,366
Transfers for contract benefits and terminations	(84,312)	(72,361)	(17,632)	(8,121)	-	(410,249)	(659,150)	(642,584)
Contract maintenance charges	(200,494)	(214,546)	(27,231)	(27,192)	-	(752,936)	(1,471,655)	(1,442,548)
Transfers between subaccounts (including fixed account), net	(64,574)	(85,392)	(4,351)	(19,898)	-	(20,450,733)	(284,392)	(426,785)

Net increase (decrease) in net assets from contract transactions	53,515	62,040	3,516	(1,300)	-	(20,054,396)	373,029	261,449

Total increase (decrease) in net assets	41,965	51,163	41,730	(16,980)	-	(18,544,499)	1,961,921	176,925
Net assets
Beginning of period	1,405,121	1,353,958	291,373	308,353	-	18,544,499	11,607,343	11,430,418

End of period	$1,447,086	$1,405,121	$333,103	$291,373	$-	$-	$13,569,264	$11,607,343

Analysis of increase (decrease) in units outstanding
Units issued	19,578	21,737	6,055	5,504	-	29,979	90,441	92,476
Units redeemed	(14,359)	(16,193)	(5,466)	(6,032)	-	(1,290,850)	(55,650)	(67,023)

Increase (decrease) in units outstanding	5,219	5,544	589	(528)	-	(1,260,871)	34,791	25,453
Beginning units	122,355	116,811	67,021	67,549	-	1,260,871	1,233,093	1,207,640

Ending units	127,574	122,355	67,610	67,021	-	-	1,267,884	1,233,093

(4)	The DWS Small Cap Growth VIP Subaccount changed its name to DWS Small Mid Cap Growth VIP Subaccount, effective May 1, 2011.
(5)	Effective May 1, 2011, the DWS Strategic Value VIP Subaccount merged with the DWS Large Cap Value VIP fund. The DWS Large Cap Value VIP fund was the surviving subaccount.

The accompanying notes are an integral part of these financial statements.

20

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2012 and 2011

	Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares, continued				Fidelity VIP Freedom Funds – Service Class 2 Shares

	VIP Index 500 Portfolio		VIP Mid Cap Portfolio		VIP Freedom 2005 Portfolio		VIP Freedom 2010 Portfolio
	2012	2011	2012	2011	2012	2011	2012	2011

Increase (decrease) in net assets from operations
Net investment income (loss)	$315,784	$378,377	$556,457	$(30,625)	$325	$268	$721	$352
Net realized gain (loss) from investment transactions	(51,993)	(125,603)	(12,592)	(20,699)	(10)	(77)	(20)	(112)
Change in net unrealized appreciation (depreciation) of investments	1,457,363	(139,937)	291,731	(669,182)	1,036	(300)	1,593	(453)

Net increase (decrease) in net assets from operations	1,721,154	112,837	835,596	(720,506)	1,351	(109)	2,294	(213)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	2,797,812	2,812,726	1,972,208	1,687,761	7,215	9,830	22,825	18,938
Transfers for contract benefits and terminations	(731,386)	(576,013)	(322,276)	(273,193)	(476)	(879)	(1,459)	(430)
Contract maintenance charges	(1,438,131)	(1,401,932)	(980,850)	(841,690)	(3,815)	(5,544)	(12,921)	(11,842)
Transfers between subaccounts (including fixed account), net	(286,140)	(344,777)	(3,636)	53,368	29	374	528	772

Net increase (decrease) in net assets from contract transactions	342,155	490,004	665,446	626,246	2,953	3,781	8,973	7,438

Total increase (decrease) in net assets	2,063,309	602,841	1,501,042	(94,260)	4,304	3,672	11,267	7,225
Net assets
Beginning of period	11,517,192	10,914,351	5,786,329	5,880,589	13,967	10,295	16,323	9,098

End of period	$13,580,501	$11,517,192	$7,287,371	$5,786,329	$18,271	$13,967	$27,590	$16,323

Analysis of increase (decrease) in units outstanding
Units issued	81,359	96,025	64,309	53,825	509	730	1,081	1,021
Units redeemed	(51,855)	(50,749)	(14,419)	(11,367)	(255)	(392)	(316)	(363)

Increase (decrease) in units outstanding	29,504	45,276	49,890	42,458	254	338	765	658
Beginning units	1,048,142	1,002,866	289,487	247,029	1,272	934	1,473	815

Ending units	1,077,646	1,048,142	339,377	289,487	1,526	1,272	2,238	1,473

The accompanying notes are an integral part of these financial statements.

21

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2012 and 2011

	Fidelity VIP Freedom Funds – Service Class 2 Shares, continued

	VIP Freedom 2015 Portfolio		VIP Freedom 2020 Portfolio		VIP Freedom 2025 Portfolio		VIP Freedom 2030 Portfolio
	2012	2011	2012	2011	2012	2011	2012	2011

Increase (decrease) in net assets from operations
Net investment income (loss)	$3,089	$1,512	$7,102	$3,949	$9,362	$4,797	$35,106	$18,201
Net realized gain (loss) from investment transactions	(116)	(460)	(359)	(968)	(492)	(1,116)	(2,456)	(2,124)
Change in net unrealized appreciation (depreciation) of investments	6,456	(1,763)	19,979	(5,964)	32,978	(9,889)	123,746	(43,748)

Net increase (decrease) in net assets from operations	9,429	(711)	26,722	(2,983)	41,848	(6,208)	156,396	(27,671)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	49,434	55,549	163,837	138,991	275,254	224,873	979,944	800,513
Transfers for contract benefits and terminations	(1,085)	(7,967)	(14,593)	(5,508)	(18,742)	(8,654)	(85,427)	(30,005)
Contract maintenance charges	(33,316)	(30,556)	(88,425)	(71,656)	(143,118)	(116,476)	(534,489)	(431,582)
Transfers between subaccounts (including fixed account), net	6,549	2,060	2,411	7,181	6,595	2,977	25,178	39,429

Net increase (decrease) in net assets from contract transactions	21,582	19,086	63,230	69,008	119,989	102,720	385,206	378,355

Total increase (decrease) in net assets	31,011	18,375	89,952	66,025	161,837	96,512	541,602	350,684
Net assets
Beginning of period	70,900	52,525	184,106	118,081	245,751	149,239	910,536	559,852

End of period	$101,911	$70,900	$274,058	$184,106	$407,588	$245,751	$1,452,138	$910,536

Analysis of increase (decrease) in units outstanding
Units issued	3,435	3,559	8,808	8,429	12,920	12,290	42,848	41,179
Units redeemed	(1,575)	(1,848)	(3,309)	(2,107)	(2,535)	(2,838)	(8,438)	(5,394)

Increase (decrease) in units outstanding	1,860	1,711	5,499	6,322	10,385	9,452	34,410	35,785
Beginning units	6,451	4,740	17,156	10,834	23,125	13,673	88,506	52,721

Ending units	8,311	6,451	22,655	17,156	33,510	23,125	122,916	88,506

The accompanying notes are an integral part of these financial statements.

22

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2012 and 2011

	Fidelity VIP Freedom Funds – Service Class 2 Shares, continued		Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

	VIP Freedom Income Portfolio		VIP FundsManager 20% Portfolio		VIP FundsManager 50% Portfolio		VIP FundsManager 70% Portfolio
	2012	2011	2012	2011	2012	2011	2012	2011

Increase (decrease) in net assets from operations
Net investment income (loss)	$1,665	$890	$1,444	$1,274	$5,029	$4,682	$20,143	$14,591
Net realized gain (loss) from investment transactions	(21)	(205)	(34)	(48)	(352)	(1,048)	(1,735)	(3,104)
Change in net unrealized appreciation (depreciation) of investments	1,912	(374)	3,372	(255)	27,249	(7,015)	119,874	(40,431)

Net increase (decrease) in net assets from operations	3,556	311	4,782	971	31,926	(3,381)	138,282	(28,944)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	52,662	43,911	71,673	52,465	319,164	236,110	851,070	684,930
Transfers for contract benefits and terminations	(6,495)	(5,592)	(5,026)	(815)	(14,687)	(9,787)	(50,590)	(37,141)
Contract maintenance charges	(29,533)	(26,161)	(40,969)	(30,565)	(174,203)	(130,407)	(476,356)	(400,487)
Transfers between subaccounts (including fixed account), net	4,107	3,540	1,205	31,901	14,410	38,871	8,146	158,528

Net increase (decrease) in net assets from contract transactions	20,741	15,698	26,883	52,986	144,684	134,787	332,270	405,830

Total increase (decrease) in net assets	24,297	16,009	31,665	53,957	176,610	131,406	470,552	376,886
Net assets
Beginning of period	52,908	36,899	84,909	30,952	274,288	142,882	961,777	584,891

End of period	$77,205	$52,908	$116,574	$84,909	$450,898	$274,288	$1,432,329	$961,777

Analysis of increase (decrease) in units outstanding
Units issued	2,625	2,133	3,206	5,235	15,025	14,249	38,517	42,959
Units redeemed	(847)	(743)	(883)	(464)	(2,517)	(2,070)	(8,772)	(4,963)

Increase (decrease) in units outstanding	1,778	1,390	2,323	4,771	12,508	12,179	29,745	37,996
Beginning units	4,711	3,321	7,590	2,819	25,154	12,975	92,336	54,340

Ending units	6,489	4,711	9,913	7,590	37,662	25,154	122,081	92,336

The accompanying notes are an integral part of these financial statements.

23

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2012 and 2011

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares, continued		Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

	VIP FundsManager 85% Portfolio		Developing Markets Securities Fund		Small –Mid Cap Growth Securities Fund		Small Cap Value Securities Fund
	2012	2011	2012	2011	2012	2011	2012	2011

Increase (decrease) in net assets from operations
Net investment income (loss)	$17,627	$9,895	$17,466	$2,482	$174,282	$(20,163)	$449	$(2,020)
Net realized gain (loss) from investment transactions	(2,607)	(3,284)	(57,274)	(55,451)	(2,582)	(2,097)	(7,693)	(23,417)
Change in net unrealized appreciation (depreciation) of investments	122,418	(50,774)	462,246	(585,424)	81,578	(113,549)	472,200	(72,985)

Net increase (decrease) in net assets from operations	137,438	(44,163)	422,438	(638,393)	253,278	(135,809)	464,956	(98,422)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	949,236	738,425	843,354	899,237	868,067	696,473	845,302	800,738
Transfers for contract benefits and terminations	(60,864)	(18,653)	(203,133)	(186,145)	(142,716)	(131,169)	(120,885)	(165,080)
Contract maintenance charges	(524,090)	(421,649)	(406,581)	(451,312)	(446,675)	(366,406)	(404,509)	(367,724)
Transfers between subaccounts (including fixed account), net	35,889	71,578	(7,320)	(24,255)	34,251	(9,674)	(46,549)	22,103

Net increase (decrease) in net assets from contract transactions	400,171	369,701	226,320	237,525	312,927	189,224	273,359	290,037

Total increase (decrease) in net assets	537,609	325,538	648,758	(400,868)	566,205	53,415	738,315	191,615
Net assets
Beginning of period	855,985	530,447	3,314,598	3,715,466	2,435,984	2,382,569	2,463,154	2,271,539

End of period	$1,393,594	$855,985	$3,963,356	$3,314,598	$3,002,189	$2,435,984	$3,201,469	$2,463,154

Analysis of increase (decrease) in units outstanding
Units issued	44,188	39,976	19,912	18,596	36,694	28,967	33,201	37,653
Units redeemed	(7,217)	(4,417)	(8,199)	(7,062)	(10,370)	(11,813)	(10,372)	(12,578)

Increase (decrease) in units outstanding	36,971	35,559	11,713	11,534	26,324	17,154	22,829	25,075
Beginning units	85,524	49,965	176,901	165,367	206,912	189,758	193,436	168,361

Ending units	122,495	85,524	188,614	176,901	233,236	206,912	216,265	193,436

The accompanying notes are an integral part of these financial statements.

24

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2012 and 2011

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares						Janus Aspen Series

	Mid Cap Value Fund		Strategic Growth Fund		Structured Small Cap Equity Fund		Balanced Portfolio (Service Shares)
	2012	2011	2012	2011	2012	2011	2012	2011

Increase (decrease) in net assets from operations
Net investment income (loss)	$18,442	$(6,178)	$(19,210)	$(38,996)	$7,623	$(41)	$279,266	$151,286
Net realized gain (loss) from investment transactions	(26,545)	(61,956)	19,649	(14,366)	(397)	(13,415)	(9,295)	(7,111)
Change in net unrealized appreciation (depreciation) of investments	962,464	(348,881)	1,681,568	(269,382)	225,010	13,580	80,794	(130,447)

Net increase (decrease) in net assets from operations	954,361	(417,015)	1,682,007	(322,744)	232,236	124	350,765	13,728

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	883,230	937,471	1,835,214	1,964,915	481,812	521,542	1,265,443	1,063,311
Transfers for contract benefits and terminations	(290,918)	(304,907)	(519,696)	(532,204)	(115,659)	(93,075)	(104,965)	(111,816)
Contract maintenance charges	(490,902)	(529,273)	(977,644)	(1,002,983)	(234,256)	(252,544)	(661,889)	(515,242)
Transfers between subaccounts (including fixed account), net	(173,423)	(155,335)	(328,910)	(278,158)	(35,983)	(58,792)	111,688	90,882

Net increase (decrease) in net assets from contract transactions	(72,013)	(52,044)	8,964	151,570	95,914	117,131	610,277	527,135

Total increase (decrease) in net assets	882,348	(469,059)	1,690,971	(171,174)	328,150	117,255	961,042	540,863
Net assets
Beginning of period	5,489,036	5,958,095	8,899,893	9,071,067	1,911,546	1,794,291	2,591,050	2,050,187

End of period	$6,371,384	$5,489,036	$10,590,864	$8,899,893	$2,239,696	$1,911,546	$3,552,092	$2,591,050

Analysis of increase (decrease) in units outstanding
Units issued	10,849	14,892	43,535	60,573	13,684	15,723	54,842	51,780
Units redeemed	(13,620)	(16,428)	(42,076)	(45,449)	(7,420)	(6,780)	(9,648)	(9,209)

Increase (decrease) in units outstanding	(2,771)	(1,536)	1,459	15,124	6,264	8,943	45,194	42,571
Beginning units	278,681	280,217	929,468	914,344	134,889	125,946	186,222	143,651

Ending units	275,910	278,681	930,927	929,468	141,153	134,889	231,416	186,222

The accompanying notes are an integral part of these financial statements.

25

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2012 and 2011

	Janus Aspen Series, continued				PIMCO Variable Insurance Trust – Administrative Class Shares

	Enterprise Portfolio (Service Shares)		Forty Portfolio (Institutional Shares)		VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)		VIT Low Duration Portfolio
	2012	2011	2012	2011	2012	2011	2012	2011

Increase (decrease) in net assets from operations
Net investment income (loss)	$(17,519)	$(16,469)	$(20,949)	$(66,447)	$181,236	$71,044	$40,170	$30,558
Net realized gain (loss) from investment transactions	16,044	9,536	43,299	(11,208)	90	(4,102)	64	(2,869)
Change in net unrealized appreciation (depreciation) of investments	295,498	(40,507)	3,058,516	(980,684)	152,352	115,613	144,728	(20,178)

Net increase (decrease) in net assets from operations	294,023	(47,440)	3,080,866	(1,058,339)	333,678	182,555	184,962	7,511

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	291,625	312,945	3,053,379	3,057,102	762,966	779,419	815,717	865,105
Transfers for contract benefits and terminations	(108,652)	(100,061)	(752,312)	(860,261)	(170,539)	(171,003)	(183,092)	(213,968)
Contract maintenance charges	(152,897)	(170,253)	(1,638,742)	(1,571,860)	(424,035)	(415,817)	(431,762)	(448,340)
Transfers between subaccounts (including fixed account), net	(66,573)	(64,070)	(457,758)	(186,041)	(45,402)	(105,835)	(3,684)	(244,205)

Net increase (decrease) in net assets from contract transactions	(36,497)	(21,439)	204,567	438,940	122,990	86,764	197,179	(41,408)

Total increase (decrease) in net assets	257,526	(68,879)	3,285,433	(619,399)	456,668	269,319	382,141	(33,897)
Net assets
Beginning of period	1,846,260	1,915,139	13,277,975	13,897,374	3,297,458	3,028,139	3,658,955	3,692,852

End of period	$2,103,786	$1,846,260	$16,563,408	$13,277,975	$3,754,126	$3,297,458	$4,041,096	$3,658,955

Analysis of increase (decrease) in units outstanding
Units issued	8,101	8,992	101,488	136,627	18,161	20,522	22,614	23,629
Units redeemed	(10,563)	(10,755)	(82,468)	(87,010)	(9,865)	(13,357)	(8,695)	(24,678)

Increase (decrease) in units outstanding	(2,462)	(1,763)	19,020	49,617	8,296	7,165	13,919	(1,049)
Beginning units	140,081	141,844	1,640,664	1,591,047	191,639	184,474	238,033	239,082

Ending units	137,619	140,081	1,659,684	1,640,664	199,935	191,639	251,952	238,033

The accompanying notes are an integral part of these financial statements.

26

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2012 and 2011

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Equity Funds

	Capital Appreciation Account		Diversified International Account		Equity Income Account		LargeCap Blend Account II
	2012	2011	2012	2011	2012	2011	2012	2011

Increase (decrease) in net assets from operations
Net investment income (loss)	$27,958	$(2,499)	$7,650	$(4,008)	$103,331	$(17,544)	$701	$(1,264)
Net realized gain (loss) from investment transactions	(8,528)	(26,475)	4,615	931	(61,186)	(137,610)	(329)	(752)
Change in net unrealized appreciation (depreciation) of investments	241,447	6,941	99,406	(88,007)	546,437	354,442	24,221	(571)

Net increase (decrease) in net assets from operations	260,877	(22,033)	111,671	(91,084)	588,582	199,288	24,593	(2,587)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	407,734	453,103	117,487	143,915	939,121	1,031,185	40,982	44,181
Transfers for contract benefits and terminations	(116,153)	(108,087)	(86,408)	(90,163)	(364,686)	(344,006)	(1,710)	(17,800)
Contract maintenance charges	(155,875)	(172,620)	(40,186)	(54,667)	(452,778)	(485,039)	(9,767)	(13,465)
Transfers between subaccounts (including fixed account), net	(49,695)	(100,928)	(11,057)	(18,443)	(150,400)	(167,438)	(7,338)	(8,902)

Net increase (decrease) in net assets from contract transactions	86,011	71,468	(20,164)	(19,358)	(28,743)	34,702	22,167	4,014

Total increase (decrease) in net assets	346,888	49,435	91,507	(110,442)	559,839	233,990	46,760	1,427
Net assets
Beginning of period	2,019,361	1,969,926	656,346	766,788	5,005,392	4,771,402	171,552	170,125

End of period	$2,366,249	$2,019,361	$747,853	$656,346	$5,565,231	$5,005,392	$218,312	$171,552

Analysis of increase (decrease) in units outstanding
Units issued	16,029	16,931	4,733	4,929	23,868	29,419	2,124	3,071
Units redeemed	(10,945)	(12,117)	(5,857)	(6,083)	(25,073)	(26,972)	(694)	(2,832)

Increase (decrease) in units outstanding	5,084	4,814	(1,124)	(1,154)	(1,205)	2,447	1,430	239
Beginning units	127,620	122,806	40,628	41,782	295,237	292,790	12,335	12,096

Ending units	132,704	127,620	39,504	40,628	294,032	295,237	13,765	12,335

The accompanying notes are an integral part of these financial statements.

27

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2012 and 2011

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Equity Funds, continued						Principal Variable Contracts Funds, Inc. – Class 2 Shares – Fixed Income Funds

	LargeCap Growth Account		MidCap Blend Account		SmallCap Growth Account II		Government & High Quality Bond Account
	2012	2011	2012	2011	2012	2011	2012	2011

Increase (decrease) in net assets from operations
Net investment income (loss)	$(1,256)	$(1,517)	$84,381	$15,867	$(12,991)	$(12,744)	$270	$(41)
Net realized gain (loss) from investment transactions	3,675	3,385	11,517	(5,545)	19,546	124	4	24
Change in net unrealized appreciation (depreciation) of investments	22,497	(12,095)	933,476	362,748	195,805	(69,697)	(27)	506

Net increase (decrease) in net assets from operations	24,916	(10,227)	1,029,374	373,070	202,360	(82,317)	247	489

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	32,951	43,324	1,228,905	1,329,980	225,961	244,712	2,305	3,505
Transfers for contract benefits and terminations	(26,729)	(61,060)	(366,034)	(344,646)	(107,801)	(104,362)	-	-
Contract maintenance charges	(6,955)	(12,227)	(655,872)	(686,554)	(120,627)	(129,424)	(731)	(904)
Transfers between subaccounts (including fixed account), net	(6,379)	(16,215)	(180,512)	(226,538)	(40,213)	(39,976)	15,745	(1,888)

Net increase (decrease) in net assets from contract transactions	(7,112)	(46,178)	26,487	72,242	(42,680)	(29,050)	17,319	713

Total increase (decrease) in net assets	17,804	(56,405)	1,055,861	445,312	159,680	(111,367)	17,566	1,202
Net assets
Beginning of period	167,287	223,692	5,675,268	5,229,956	1,346,912	1,458,279	9,427	8,225

End of period	$185,091	$167,287	$6,731,129	$5,675,268	$1,506,592	$1,346,912	$26,993	$9,427

Analysis of increase (decrease) in units outstanding
Units issued	1,727	2,125	5,266	6,695	9,073	11,119	1,317	243
Units redeemed	(2,259)	(5,362)	(4,839)	(5,443)	(11,984)	(13,966)	(98)	(187)

Increase (decrease) in units outstanding	(532)	(3,237)	427	1,252	(2,911)	(2,847)	1,219	56
Beginning units	12,073	15,310	91,873	90,621	151,680	154,527	685	629

Ending units	11,541	12,073	92,300	91,873	148,769	151,680	1,904	685

The accompanying notes are an integral part of these financial statements.

28

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2012 and 2011

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Fixed Income Funds, continued						Principal Variable Contracts Funds, Inc. – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Income Account		Money Market Account		Short-Term Income Account		SAM Balanced Portfolio
	2012	2011	2012	2011	2012	2011	2012	2011

Increase (decrease) in net assets from operations
Net investment income (loss)	$6,824	$(572)	$(117)	$(162)	$22	$(44)	$123,499	$199,902
Net realized gain (loss) from investment transactions	3,274	(141)	-	-	180	1	(105,802)	(180,769)
Change in net unrealized appreciation (depreciation) of investments	5,906	9,908	1	-	24	64	1,451,844	(35,496)

Net increase (decrease) in net assets from operations	16,004	9,195	(116)	(162)	226	21	1,469,541	(16,363)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	22,498	28,581	800	4,134	147	147	4,680,049	4,199,822
Transfers for contract benefits and terminations	(67,817)	(1,286)	-	(13,606)	(5,130)	-	(698,336)	(684,937)
Contract maintenance charges	(11,708)	(13,169)	(1,238)	(2,375)	(163)	(249)	(2,525,146)	(2,215,656)
Transfers between subaccounts (including fixed account), net	(2,018)	5,207	(51,736)	43,851	-	-	112,734	(25,414)

Net increase (decrease) in net assets from contract transactions	(59,045)	19,333	(52,174)	32,004	(5,146)	(102)	1,569,301	1,273,815

Total increase (decrease) in net assets	(43,041)	28,528	(52,290)	31,842	(4,920)	(81)	3,038,842	1,257,452
Net assets
Beginning of period	194,116	165,588	52,960	21,118	8,044	8,125	12,147,774	10,890,322

End of period	$151,075	$194,116	$670	$52,960	$3,124	$8,044	$15,186,616	$12,147,774

Analysis of increase (decrease) in units outstanding
Units issued	1,055	1,987	1,506	5,072	11	11	168,661	158,559
Units redeemed	(4,649)	(696)	(6,329)	(2,122)	(417)	(19)	(44,203)	(53,331)

Increase (decrease) in units outstanding	(3,594)	1,291	(4,823)	2,950	(406)	(8)	124,458	105,228
Beginning units	12,710	11,419	4,884	1,934	647	655	809,259	704,031

Ending units	9,116	12,710	61	4,884	241	647	933,717	809,259

The accompanying notes are an integral part of these financial statements.

29

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2012 and 2011

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios, continued

	SAM Conservative Balanced Portfolio		SAM Conservative Growth Portfolio		SAM Flexible Income Portfolio		SAM Strategic Growth Portfolio
	2012	2011	2012	2011	2012	2011	2012	2011

Increase (decrease) in net assets from operations
Net investment income (loss)	$23,479	$51,600	$(188,084)	$277,219	$20,706	$27,210	$(318,826)	$168,745
Net realized gain (loss) from investment transactions	(6,839)	(12,568)	(381,961)	(512,571)	3,982	(1,531)	(531,164)	(714,733)
Change in net unrealized appreciation (depreciation) of investments	174,100	(19,163)	4,409,665	(147,730)	76,184	(5,270)	6,054,358	(502,247)

Net increase (decrease) in net assets from operations	190,740	19,869	3,839,620	(383,082)	100,872	20,409	5,204,368	(1,048,235)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	658,440	558,877	9,865,497	9,129,274	284,296	258,317	11,298,421	10,491,996
Transfers for contract benefits and terminations	(78,244)	(49,662)	(2,053,469)	(1,942,470)	(134,268)	(37,731)	(2,248,857)	(2,198,717)
Contract maintenance charges	(352,147)	(298,703)	(5,180,582)	(4,648,231)	(161,737)	(152,197)	(5,907,236)	(5,436,966)
Transfers between subaccounts (including fixed account), net	(1,732)	38,719	(414,775)	(162,434)	199,973	(19,183)	(902,016)	(308,432)

Net increase (decrease) in net assets from contract transactions	226,317	249,231	2,216,671	2,376,139	188,264	49,206	2,240,312	2,547,881

Total increase (decrease) in net assets	417,057	269,100	6,056,291	1,993,057	289,136	69,615	7,444,680	1,499,646
Net assets
Beginning of period	1,813,676	1,544,576	28,965,234	26,972,177	927,632	858,017	35,501,127	34,001,481

End of period	$2,230,733	$1,813,676	$35,021,525	$28,965,234	$1,216,768	$927,632	$42,945,807	$35,501,127

Analysis of increase (decrease) in units outstanding
Units issued	25,869	28,643	294,999	316,499	27,645	12,883	327,461	346,374
Units redeemed	(8,237)	(9,395)	(109,217)	(113,113)	(13,906)	(8,879)	(128,696)	(129,131)

Increase (decrease) in units outstanding	17,632	19,248	185,782	203,386	13,739	4,004	198,765	217,243
Beginning units	123,372	104,124	1,911,731	1,708,345	62,478	58,474	2,327,587	2,110,344

Ending units	141,004	123,372	2,097,513	1,911,731	76,217	62,478	2,526,352	2,327,587

The accompanying notes are an integral part of these financial statements.

30

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

1. The Company:

The Farmers Variable Life Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Office of the Insurance Commissioner of the State of Washington. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group (formerly known as Zurich Financial Services Group). FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the Variable Universal Life, Life Accumulator and EssentialLife Variable Universal Life policies is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

The Account is a funding vehicle for individual variable universal life policies, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these policies are invested at the direction of the policyholders in the subaccounts that comprise the Account. The Account is currently composed of fifty-five subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio less mortality and expenses charged by the company. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”).

The Variable Universal Life portfolio includes:

Calvert Variable Series, Inc.

VP SRI Mid Cap Growth Portfolio

Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

Socially Responsible Growth Fund

Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Quality Bond Portfolio

DWS Variable Series I – Class A Shares

Bond VIP

Core Equity VIP (1)

Global Small Cap Growth VIP

International VIP

DWS Variable Series II – Class A Shares

Government & Agency Securities VIP

High Income VIP

Large Cap Value VIP

Money Market VIP

Small Mid Cap Growth VIP

31

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

1. The Company:

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Developing Markets Securities Fund

Small – Mid Cap Growth Securities Fund

Small Cap Value Securities Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Mid Cap Value Fund

Strategic Growth Fund

Structured Small Cap Equity Fund

Janus Aspen Series

Balanced Portfolio (Service Shares)

Enterprise Portfolio (Service Shares)

Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account

Equity Income Account

MidCap Blend Account

SmallCap Growth Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares

– Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

The Life Accumulator portfolio includes:

DWS Investments VIT Funds – Class B Shares

Equity 500 Index VIP

DWS Variable Series II – Class A Shares

Large Cap Value VIP

32

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

1. The Company:

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Small Cap Value Securities Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Mid Cap Value Fund

Structured Small Cap Equity Fund

Janus Aspen Series

Enterprise Portfolio (Service Shares)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account

Diversified International Account

Equity Income Account

LargeCap Blend Account II

LargeCap Growth Account

MidCap Blend Account

SmallCap Growth Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds

Government & High Quality Bond Account

Income Account

Money Market Account

Short-Term Income Account

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares

– Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

The EssentialLife Variable Universal Life portfolio includes:

Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

Socially Responsible Growth Fund

Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

33

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

1. The Company:

DWS Variable Series I – Class A Shares

Bond VIP

Global Small Cap Growth VIP

International VIP

DWS Variable Series II – Class A Shares

Government & Agency Securities VIP

High Income VIP

Large Cap Value VIP

Money Market VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio

VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Small – Mid Cap Growth Securities Fund

Small Cap Value Securities Fund

Janus Aspen Series

Balanced Portfolio (Service Shares)

Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

34

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

1. The Company:

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares

– Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

(1)	The DWS Growth & Income VIP Subaccount changed its name to DWS Core Equity VIP, effective May 1, 2012.

The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the policyholders for a fee. The Company also maintains a fixed account (the “Fixed Account”), to which policyholders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

The remainder of this page is intentionally left blank.

35

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

2. Significant Accounting Policies:

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value per share of the respective portfolios at December 31, 2012. Accumulation unit values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. For dividends and capital distributions received by the funds, the accumulation values are calculated with the dividend and capital distribution amount added back to the change in the fair market value of the NAV.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Payable to Farmers New World Life Insurance Company

Amounts payable to the Company consist of unsettled transactions. The amounts are due from the respective portfolios to the Company for mortality and expense risk charges.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

Dividends and Capital Gain Distributions

Dividend income and capital gain distributions received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

Fair Value Measurements

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Accounting Standards Codification Topic 820 (ASC 820), Fair Value Measurements and Disclosure, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

36

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

2. Significant Accounting Policies:

The Separate Account has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statement of Assets, Liabilities and Contract Owners’ Equity are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participation assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the investment companies. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur. As there were no Level 2 or Level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of Level 3 assets is not required.

37

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

3. Expenses:

Fees and Charges	Variable Universal Life	Life Accumulator	Farmers Essential Life Variable Universal Life

Expenses
Mortality and Expense Risk Charge
Basic charges are assessed through reduction of unit values.	0.90%	0.25% – 0.70%	0.30% – 0.60%
Contract Maintenance Charges
Premium Charge
Charge is deducted upon payment of each premium.	3.50%	4.25%	3% – 7%
Partial Withdrawal Charge
Charge is deducted upon cash withdrawal.	2.0% not to exceed $25	2.0% not to exceed $25	2.0% not to exceed $25
Surrender Charge
Charges are deducted upon full surrender		$11.52 – $51.68 per $1,000 of face amount
Deferred Sales Charge Component	$50 – $75 per $1,000 of face amount		$3 – $44.40 per $1,000 of face amount

Administrative Component	$5.32 – $17.50 per $1,000 of face amount		$3 – $44.40 per $1,000 of face amount
Increase in Principal sum charge
Charge is deducted upon increase in principal sum.	$1.50 per $1,000, not to exceed $300	N/A	N/A
Transfer Charge
This charge is assessed through the redemption of units.	$0 – $25	$0 – $25	$0 – $25
Additional Annual Report Fee
This charge is assessed through the redemption of units.	$5	$5	$0 – $25
Monthly Administrative Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$5 – $8	$7 – $10	$12
Cost of Insurance
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.06 – $83.07 per $1,000 of benefit amount	$0.03 – $83.33 per $1,000 of benefit amount	$0.01 – $37.12 per $1,000 of benefit amount

Table Rating Factor Charge
This factor is multiplied by cost of insurance charge monthly on the issue date and on each monthly due date.	N/A	N/A	Up to five times the cost of insurance charge. The Table Rating Factor charge for most policies is $0.

Monthly Special Premium Class Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	Up to five times the cost of insurance charge. The Special Premium Class charge for most policies is $0.	Up to five times the cost of insurance charge. The Special Premium Class charge for most policies is $0.	N/A

38

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

3. Expenses:

Fees and Charges	Variable Universal Life	Life Accumulator	Farmers Essential Life Variable Universal Life

Contract Charges
Flat Extra Monthly Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0 – $1000 per $1,000 of benefit amount	$0 – $1000 per $1,000 of benefit amount	$0 – $1.25 per $1,000 of benefit amount
Monthly Underwriting and Sales Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date during the first five years and within five years after any increase in principal sum.	N/A	$0.24 – $0.88 per $1,000 of benefit amount	$0.06 – $2.21 per $1,000 of benefit amount
Loan Interest Spread
Assessed at the end of each policy year, at which point interest is added to the outstanding loan balance and a smaller amount of interest is credited to the policy’s fixed account.	1.5% – 5.0% of the policy loan balance	0.25% of the policy loan balance	2% – 4% of the policy loan balance
Accidental Death Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.04 – $0.38 per $1,000 of rider	N/A	$0.04 – $0.56 per $1,000 of rider
Accelerated Benefit Rider for Terminal Illness
This charge is assessed when benefit is paid under this rider.	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount
Monthly Disability Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$4 – $40 per $100 of monthly benefit	$4 – $40 per $100 of monthly benefit	$4 – $62 per $100 of monthly benefit
Disability Waiver Rider
This charge is assessed monthly on the issue date and on each monthly due date.	4% – 40% of all other monthly charges	N/A	N/A
Waiver of Deduction Rider
This charge is assessed monthly on the issue date and on each monthly due date.	N/A	N/A	4% – 60% of all other monthly charges
Children’s Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.78 – $0.87 per $1,000 of rider amount	N/A	$0.78 – $0.87 per $1,000 of rider amount
Additional Insured Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.09 – $4.35 per $1,000 of rider amount	N/A	N/A
Accelerated Death Benefit Rider
This charge is deducted upon benefit payment.	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount	N/A	N/A

Portfolio Operating Expenses

The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly, through a reduction in unit values, by the policyholders, which currently ranges up to 2%.

39

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

4. Purchases and Sales of Investments:

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2012 consist of the following:

	Purchases	Sales

Calvert Variable Series, Inc.
VP SRI Mid Cap Growth Portfolio	$26,757	$14,693

Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares
Socially Responsible Growth Fund	$57,357	$20,481

Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio	$265,606	$192,798
Quality Bond Portfolio	100,159	69,296

DWS Investments VIT Funds – Class B Shares
Equity 500 Index VIP	$172,654	$216,089

DWS Variable Series I – Class A Shares
Bond VIP	$831,079	$258,238
Core Equity VIP	146,741	178,404
Global Small Cap Growth VIP	1,133,014	355,634
International VIP	988,710	360,519

DWS Variable Series II – Class A Shares
Government & Agency Securities VIP	$285,484	$102,614
High Income VIP	715,837	225,929
Large Cap Value VIP	1,870,993	817,030
Money Market VIP	215,255	173,250
Small Mid Cap Growth VIP	28,088	27,450

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
VIP Growth Portfolio	$1,025,133	$696,910
VIP Index 500 Portfolio	1,378,788	719,014
VIP Mid Cap Portfolio	1,562,032	339,148

Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio	$6,267	$2,989
VIP Freedom 2010 Portfolio	13,478	3,782
VIP Freedom 2015 Portfolio	43,395	18,716
VIP Freedom 2020 Portfolio	109,108	38,750
VIP Freedom 2025 Portfolio	159,033	29,639
VIP Freedom 2030 Portfolio	515,934	95,478
VIP Freedom Income Portfolio	32,311	9,899

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	$38,719	$10,384
VIP FundsManager 50% Portfolio	179,212	29,452
VIP FundsManager 70% Portfolio	453,639	101,098
VIP FundsManager 85% Portfolio	498,175	80,229

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets Securities Fund	$431,826	$187,474
Small – Mid Cap Growth Securities Fund	635,092	147,575
Small Cap Value Securities Fund	431,160	156,900

40

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

4. Purchases and Sales of Investments:

	Purchases	Sales

Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Mid Cap Value Fund	$292,225	$345,038
Strategic Growth Fund	528,105	536,870
Structured Small Cap Equity Fund	225,228	121,410

Janus Aspen Series
Balanced Portfolio (Service Shares)	$1,048,871	$158,868
Enterprise Portfolio (Service Shares)	118,561	172,348
Forty Portfolio (Institutional Shares)	1,078,804	892,633

PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	$504,273	$199,542
VIT Low Duration Portfolio	402,388	164,696

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account	$327,872	$213,631
Diversified International Account	93,492	105,947
Equity Income Account	564,203	489,066
LargeCap Blend Account II	33,810	10,911
LargeCap Growth Account	26,536	34,893
MidCap Blend Account	486,126	374,353
SmallCap Growth Account II	90,203	145,732

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds
Government & High Quality Bond Account	$19,061	$1,461
Income Account	24,657	76,900
Money Market Account	16,287	68,608
Short-Term Income Account	193	5,321

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	$2,491,553	$797,075
SAM Conservative Balanced Portfolio	386,821	136,809
SAM Conservative Growth Portfolio	4,039,871	2,007,405
SAM Flexible Income Portfolio	432,260	223,126
SAM Strategic Growth Portfolio	4,348,430	2,422,027

	$31,930,866	$15,384,532

41

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

5. Units Issued and Redeemed:

	Variable Universal Life
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Calvert Variable Series, Inc. subaccounts
VP SRI Mid Cap Growth Portfolio	2012	10,057	763	(985)	9,835	$14.69
	2011	9,326	1,272	(541)	10,057	12.70
Dreyfus Socially Responsible Growth Fund, Inc. subaccounts
Socially Responsible Growth Fund	2012	10,723	1,625	(1,249)	11,099	$9.85
	2011	10,799	1,581	(1,657)	10,723	8.90
Dreyfus Variable Investment Fund subaccounts
Opportunistic Small Cap Portfolio	2012	296,511	15,125	(15,637)	295,999	$10.61
	2011	285,376	27,017	(15,882)	296,511	8.91
Quality Bond Portfolio	2012	77,031	4,468	(3,899)	77,600	15.95
	2011	78,706	4,429	(6,104)	77,031	15.08
DWS Variable Series I subaccounts
Bond VIP	2012	344,671	34,650	(14,631)	364,690	$15.26
	2011	328,070	34,496	(17,895)	344,671	14.29
Core Equity VIP	2012	234,496	11,836	(15,818)	230,514	10.78
	2011	247,513	13,992	(27,009)	234,496	9.39
Global Small Cap Growth VIP	2012	387,039	29,246	(16,520)	399,765	17.39
	2011	376,272	28,425	(17,658)	387,039	15.21
International VIP	2012	1,276,066	111,831	(43,896)	1,344,001	7.06
	2011	1,163,823	148,101	(35,858)	1,276,066	5.90
DWS Variable Series II subaccounts
Government & Agency Securities VIP	2012	97,857	5,553	(4,618)	98,792	$18.20
	2011	91,220	14,394	(7,757)	97,857	17.84
High Income VIP	2012	193,465	10,801	(8,693)	195,573	19.71
	2011	191,859	12,626	(11,020)	193,465	17.31
Large Cap Value VIP	2012	868,586	58,370	(26,986)	899,970	23.17
	2011	-	895,904	(27,318)	868,586	21.30
Money Market VIP	2012	102,766	13,312	(12,623)	103,455	11.66
	2011	99,052	13,862	(10,148)	102,766	11.76
Small Mid Cap Growth VIP	2012	67,021	6,055	(5,466)	67,610	4.93
	2011	67,549	5,504	(6,032)	67,021	4.35
Strategic Value VIP	2012	N/A	N/A	N/A	N/A	N/A
	2011	1,223,279	25,995	(1,249,274)	-	-
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2012	1,158,907	59,656	(47,648)	1,170,915	$10.57
	2011	1,155,816	65,264	(62,173)	1,158,907	9.31
VIP Index 500 Portfolio	2012	1,001,701	55,355	(49,184)	1,007,872	12.64
	2011	972,246	72,127	(42,672)	1,001,701	11.01
VIP Mid Cap Portfolio	2012	237,230	18,540	(10,649)	245,121	25.10
	2011	225,560	21,688	(10,018)	237,230	22.07
Franklin Templeton Variable Insurance Products Trust subaccounts
Developing Markets Securities Fund	2012	176,901	19,912	(8,199)	188,614	$21.01
	2011	165,367	18,596	(7,062)	176,901	18.74
Small – Mid Cap Growth Securities Fund	2012	169,862	10,956	(8,124)	172,694	13.11
	2011	171,629	8,898	(10,665)	169,862	11.94
Small Cap Value Securities Fund	2012	123,404	10,265	(5,581)	128,088	15.43
	2011	114,614	14,523	(5,733)	123,404	13.15

42

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

5. Units Issued and Redeemed:

	Variable Universal Life
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2012	268,557	9,489	(13,283)	264,763	$23.43
	2011	271,387	13,385	(16,215)	268,557	19.95
Strategic Growth Fund	2012	929,468	43,535	(42,076)	930,927	11.38
	2011	914,344	60,573	(45,449)	929,468	9.58
Structured Small Cap Equity Fund	2012	107,861	10,284	(4,705)	113,440	16.64
	2011	102,409	10,819	(5,367)	107,861	14.88
Janus Aspen Series subaccounts
Balanced Portfolio (Service Shares)	2012	107,426	13,730	(6,423)	114,733	$17.33
	2011	100,780	13,800	(7,154)	107,426	15.42
Enterprise Portfolio (Service Shares)	2012	121,431	5,754	(7,939)	119,246	14.79
	2011	123,654	6,583	(8,806)	121,431	12.76
Forty Portfolio (Institutional Shares)	2012	1,557,311	65,588	(79,472)	1,543,427	9.91
	2011	1,540,997	100,543	(84,229)	1,557,311	8.06

PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2012	179,078	11,034	(8,428)	181,684	$19.24
	2011	178,798	12,280	(12,000)	179,078	17.52
VIT Low Duration Portfolio	2012	225,113	15,618	(8,172)	232,559	16.34
	2011	232,823	16,265	(23,975)	225,113	15.58
Principal Variable Contracts Funds, Inc. (“PVC”) Equity Funds subaccounts
Capital Appreciation Account	2012	70,802	6,615	(3,833)	73,584	$14.89
	2011	66,693	8,693	(4,584)	70,802	13.23
Equity Income Account	2012	227,896	17,730	(15,718)	229,908	18.49
	2011	219,059	21,542	(12,705)	227,896	16.55
MidCap Blend Account	2012	86,912	4,955	(4,067)	87,800	72.63
	2011	85,590	5,992	(4,670)	86,912	61.51
SmallCap Growth Account II	2012	143,303	8,396	(9,582)	142,117	9.72
	2011	145,296	8,984	(10,977)	143,303	8.45
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2012	495,547	39,131	(30,672)	504,006	$18.29
	2011	476,257	50,230	(30,940)	495,547	16.41
SAM Conservative Balanced Portfolio	2012	55,027	5,294	(5,318)	55,003	17.51
	2011	51,837	7,984	(4,794)	55,027	15.93
SAM Conservative Growth Portfolio	2012	1,356,649	87,575	(66,738)	1,377,486	18.42
	2011	1,320,463	106,608	(70,422)	1,356,649	16.33
SAM Flexible Income Portfolio	2012	35,104	3,932	(6,684)	32,352	16.91
	2011	33,441	4,805	(3,142)	35,104	15.46
SAM Strategic Growth Portfolio	2012	1,693,259	98,414	(85,553)	1,706,120	18.52
	2011	1,646,263	135,308	(88,312)	1,693,259	16.22

43

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

5. Units Issued and Redeemed

	Life Accumulator
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

DWS Investments VIT Funds subaccounts
Equity 500 Index VIP	2012	102,262	9,356	(13,226)	98,392	$16.87
	2011	96,801	12,081	(6,620)	102,262	14.72
DWS Variable Series II subaccounts
Large Cap Value VIP	2012	13,093	2,294	(2,762)	12,625	$14.62
	2011	-	13,390	(297)	13,093	13.41
Strategic Value VIP	2012	N/A	N/A	N/A	N/A	N/A
	2011	17,446	541	(17,987)	-	-
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2012	33,848	6,374	(5,598)	34,624	$13.96
	2011	30,220	5,648	(2,020)	33,848	12.27
Franklin Templeton Variable Insurance Products Trust subaccounts
Small Cap Value Securities Fund	2012	35,759	5,303	(2,585)	38,477	$15.67
	2011	33,511	6,564	(4,316)	35,759	13.33
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2012	10,124	1,360	(337)	11,147	$15.19
	2011	8,830	1,507	(213)	10,124	12.91
Structured Small Cap Equity Fund	2012	27,028	3,400	(2,715)	27,713	12.69
	2011	23,537	4,904	(1,413)	27,028	11.32
Janus Aspen Series subaccounts
Enterprise Portfolio (Service Shares)	2012	18,650	2,347	(2,624)	18,373	$18.49
	2011	18,190	2,409	(1,949)	18,650	15.91
Principal Variable Contracts Funds, Inc. (“PVC”) Equity Funds subaccounts
Capital Appreciation Account	2012	56,818	9,414	(7,112)	59,120	$21.50
	2011	56,113	8,238	(7,533)	56,818	19.06
Diversified International Account	2012	40,628	4,733	(5,857)	39,504	18.93
	2011	41,782	4,929	(6,083)	40,628	16.16
Equity Income Account	2012	67,341	6,138	(9,355)	64,124	20.50
	2011	73,731	7,877	(14,267)	67,341	18.32
LargeCap Blend Account II	2012	12,335	2,124	(694)	13,765	15.86
	2011	12,096	3,071	(2,832)	12,335	13.91
LargeCap Growth Account	2012	12,073	1,727	(2,259)	11,541	16.04
	2011	15,310	2,125	(5,362)	12,073	13.86
MidCap Blend Account	2012	4,961	311	(772)	4,500	78.66
	2011	5,031	703	(773)	4,961	66.47
SmallCap Growth Account II	2012	8,377	677	(2,402)	6,652	18.74
	2011	9,231	2,135	(2,989)	8,377	16.25
Principal Variable Contracts Funds, Inc. (“PVC”) income Funds subaccounts
Government & High Quality Bond Account	2012	685	1,317	(98)	1,904	$14.18
	2011	629	243	(187)	685	13.77
Income Account	2012	12,710	1,055	(4,649)	9,116	16.57
	2011	11,419	1,987	(696)	12,710	15.27
Money Market Account	2012	4,884	1,506	(6,329)	61	10.77
	2011	1,934	5,072	(2,122)	4,884	10.84
Short-Term Income Account	2012	647	11	(417)	241	12.91
	2011	655	11	(19)	647	12.42

44

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

5. Units Issued and Redeemed

	Life Accumulator
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2012	109,027	11,237	(5,550)	114,714	$17.91
	2011	109,953	14,202	(15,128)	109,027	16.03
SAM Conservative Balanced Portfolio	2012	38,994	3,257	(935)	41,316	16.96
	2011	35,076	5,568	(1,650)	38,994	15.39
SAM Conservative Growth Portfolio	2012	175,432	21,367	(25,994)	170,805	18.23
	2011	168,873	25,981	(19,422)	175,432	16.13
SAM Flexible Income Portfolio	2012	20,115	15,306	(5,260)	30,161	16.25
	2011	21,448	2,933	(4,266)	20,115	14.83
SAM Strategic Growth Portfolio	2012	267,598	25,651	(29,292)	263,957	18.54
	2011	264,876	35,825	(33,103)	267,598	16.20

The remainder of this page intentionally left blank.

45

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

5. Units Issued and Redeemed

	EssentialLife Variable Universal Life
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Dreyfus Socially Responsible Growth Fund, Inc. subaccounts
Socially Responsible Growth Fund	2012	4,744	3,459	(633)	7,570	$12.05
	2011	2,959	2,179	(394)	4,744	10.82
Dreyfus Variable Investment Fund subaccounts
Opportunistic Small Cap Portfolio	2012	12,715	12,124	(1,383)	23,456	$11.02
	2011	7,187	7,494	(1,966)	12,715	9.19
DWS Variable Series I subaccounts
Bond VIP	2012	9,102	8,490	(464)	17,128	$11.45
	2011	4,592	5,135	(625)	9,102	10.65
Global Small Cap Growth VIP	2012	41,671	24,420	(3,499)	62,592	11.58
	2011	21,991	20,713	(1,033)	41,671	10.06
International VIP	2012	17,558	14,777	(1,678)	30,657	8.63
	2011	7,927	11,664	(2,033)	17,558	7.18
DWS Variable Series II subaccounts
Government & Agency Securities VIP	2012	9,491	5,800	(552)	14,739	$12.89
	2011	3,692	6,547	(748)	9,491	12.56
High Income VIP	2012	22,316	14,683	(2,544)	34,455	14.64
	2011	9,901	13,356	(941)	22,316	12.78
Large Cap Value VIP	2012	22,363	11,860	(1,772)	32,451	14.87
	2011	-	22,958	(595)	22,363	13.59
Money Market VIP	2012	19,589	6,266	(1,736)	24,119	9.98
	2011	17,759	7,875	(6,045)	19,589	10.01
Strategic Value VIP	2012	N/A	N/A	N/A	N/A	N/A
	2011	20,146	3,443	(23,589)	-	-
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2012	40,338	24,411	(2,404)	62,345	$11.42
	2011	21,604	21,564	(2,830)	40,338	10.00
VIP Index 500 Portfolio	2012	46,441	26,004	(2,671)	69,774	12.04
	2011	30,620	23,898	(8,077)	46,441	10.43
VIP Mid Cap Portfolio	2012	52,257	45,769	(3,770)	94,256	12.03
	2011	21,469	32,137	(1,349)	52,257	10.51
Fidelity VIP Freedom Funds subaccounts
VIP Freedom 2005 Portfolio	2012	1,272	509	(255)	1,526	$11.97
	2011	934	730	(392)	1,272	10.98
VIP Freedom 2010 Portfolio	2012	1,473	1,081	(316)	2,238	12.32
	2011	815	1,021	(363)	1,473	11.08
VIP Freedom 2015 Portfolio	2012	6,451	3,435	(1,575)	8,311	12.26
	2011	4,740	3,559	(1,848)	6,451	10.99
VIP Freedom 2020 Portfolio	2012	17,156	8,808	(3,309)	22,655	12.10
	2011	10,834	8,429	(2,107)	17,156	10.73
VIP Freedom 2025 Portfolio	2012	23,125	12,920	(2,535)	33,510	12.16
	2011	13,673	12,290	(2,838)	23,125	10.63
VIP Freedom 2030 Portfolio	2012	88,506	42,848	(8,438)	122,916	11.81
	2011	52,721	41,179	(5,394)	88,506	10.29
VIP Freedom Income Portfolio	2012	4,711	2,625	(847)	6,489	11.90
	2011	3,321	2,133	(743)	4,711	11.23

46

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

5. Units Issued and Redeemed

	EssentialLife Variable Universal Life
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Fidelity VIP FundsManager Portfolios subaccounts
VIP FundsManager 20% Portfolio	2012	7,590	3,206	(883)	9,913	$11.76
	2011	2,819	5,235	(464)	7,590	11.19
VIP FundsManager 50% Portfolio	2012	25,154	15,025	(2,517)	37,662	11.97
	2011	12,975	14,249	(2,070)	25,154	10.90
VIP FundsManager 70% Portfolio	2012	92,336	38,517	(8,772)	122,081	11.73
	2011	54,340	42,959	(4,963)	92,336	10.42
VIP FundsManager 85% Portfolio	2012	85,524	44,188	(7,217)	122,495	11.38
	2011	49,965	39,976	(4,417)	85,524	10.01
Franklin Templeton Variable Insurance Products Trust subaccounts
Small – Mid Cap Growth Securities Fund	2012	37,050	25,738	(2,246)	60,542	$12.18
	2011	18,129	20,069	(1,148)	37,050	11.03
Small Cap Value Securities Fund	2012	34,273	17,633	(2,206)	49,700	12.51
	2011	20,236	16,566	(2,529)	34,273	10.60
Janus Aspen Series subaccounts
Balanced Portfolio (Service Shares)	2012	78,796	41,112	(3,225)	116,683	$13.41
	2011	42,871	37,980	(2,055)	78,796	11.86
Forty Portfolio (Institutional Shares)	2012	83,353	35,900	(2,996)	116,257	10.87
	2011	50,050	36,084	(2,781)	83,353	8.78
PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2012	12,561	7,127	(1,437)	18,251	$14.14
	2011	5,676	8,242	(1,357)	12,561	12.79
VIT Low Duration Portfolio	2012	12,920	6,996	(523)	19,393	12.37
	2011	6,259	7,364	(703)	12,920	11.72
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2012	204,685	118,293	(7,981)	314,997	$12.43
	2011	117,821	94,127	(7,263)	204,685	11.08
SAM Conservative Balanced Portfolio	2012	29,351	17,318	(1,984)	44,685	12.70
	2011	17,211	15,091	(2,951)	29,351	11.48
SAM Conservative Growth Portfolio	2012	379,650	186,057	(16,485)	549,222	11.90
	2011	219,009	183,910	(23,269)	379,650	10.49
SAM Flexible Income Portfolio	2012	7,259	8,407	(1,962)	13,704	13.11
	2011	3,585	5,145	(1,471)	7,259	11.91
SAM Strategic Growth Portfolio	2012	366,730	203,396	(13,851)	556,275	11.59
	2011	199,205	175,241	(7,716)	366,730	10.09

47

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

6. Financial Highlights:

The Company sells variable universal life products, which have unique combinations of features and fees that are charges against the policyholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as policyholders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest

Calvert Variable Series, Inc.
VP SRI Mid Cap Growth Portfolio
2012	9,835	$14.69	to	$14.69	$144,451	0.00%	0.90%	to	0.90%	15.71%	to	15.71%
2011	10,057	12.70	to	12.70	127,655	0.00%	0.90%	to	0.90%	1.42%	to	1.42%
2010	9,326	12.52	to	12.52	116,718	0.00%	0.90%	to	0.90%	30.30%	to	30.30%
2009	9,183	9.61	to	9.61	88,207	0.00%	0.90%	to	0.90%	30.84%	to	30.84%
2008	8,200	7.34	to	7.34	60,203	0.69%	0.90%	to	0.90%	(113.00%)	to	(37.76%)
Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares
Socially Responsible Growth Fund
2012	18,669	$9.85	to	$12.05	$200,561	0.52%	0.30%	to	0.90%	10.70%	to	11.36%
2011	15,467	8.90	to	10.82	146,762	0.63%	0.30%	to	0.90%	(0.24%)	to	0.35%
2010	13,758	8.92	to	10.78	128,242	0.58%	0.30%	to	0.90%	13.52%	to	14.20%
2009	10,970	7.86	to	9.44	88,485	0.59%	0.30%	to	0.90%	32.25%	to	33.04%
2008	9,078	5.94	to	7.10	54,113	0.40%	0.30%	to	0.90%	(35.17%)	to	(26.25%)
Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio
2012	319,455	$10.61	to	$11.02	$3,399,985	0.00%	0.30%	to	0.90%	19.16%	to	19.88%
2011	309,226	8.91	to	9.19	2,757,772	0.31%	0.30%	to	0.90%	(14.82%)	to	(14.31%)
2010	292,563	10.46	to	10.73	3,061,154	0.65%	0.30%	to	0.90%	29.65%	to	30.42%
2009	285,788	8.07	to	8.23	2,305,501	1.23%	0.30%	to	0.90%	24.64%	to	25.39%
2008	249,525	6.47	to	6.56	1,614,616	0.55%	0.30%	to	0.90%	(38.33%)	to	(34.41%)
Quality Bond Portfolio
2012	77,600	$15.95	to	$15.95	$1,237,475	2.74%	0.90%	to	0.90%	5.74%	to	5.74%
2011	77,031	15.08	to	15.08	1,161,737	3.39%	0.90%	to	0.90%	5.83%	to	5.83%
2010	78,706	14.25	to	14.25	1,121,576	3.58%	0.90%	to	0.90%	7.24%	to	7.24%
2009	77,133	13.29	to	13.29	1,024,981	4.48%	0.90%	to	0.90%	13.60%	to	13.60%
2008	75,816	11.70	to	11.70	886,836	4.67%	0.90%	to	0.90%	(5.31%)	to	(5.31%)
DWS Investments VIT Funds – Class B Shares
Equity 500 Index VIP
2012	98,392	$16.87	to	$16.87	$1,659,600	1.52%	0.70%	to	0.70%	14.61%	to	14.61%
2011	102,262	14.72	to	14.72	1,504,971	1.39%	0.70%	to	0.70%	0.80%	to	0.80%
2010	96,801	14.60	to	14.60	1,413,354	1.55%	0.70%	to	0.70%	13.72%	to	13.72%
2009	83,077	12.84	to	12.84	1,066,632	2.60%	0.70%	to	0.70%	25.15%	to	25.15%
2008	78,185	10.26	to	10.26	802,087	2.09%	0.70%	to	0.70%	(37.78%)	to	(37.78%)
DWS Variable Series I – Class A Shares
Bond VIP
2012	381,818	$11.45	to	$15.26	$5,762,319	4.33%	0.30%	to	0.90%	6.81%	to	7.45%
2011	353,773	10.65	to	14.29	5,022,432	4.34%	0.30%	to	0.90%	4.74%	to	5.37%
2010	332,662	10.11	to	13.64	4,522,328	4.25%	0.30%	to	0.90%	5.84%	to	6.47%
2009	304,225	9.50	to	12.89	3,915,512	7.60%	0.30%	to	0.90%	9.09%	to	9.74%
2008	241,009	8.65	to	11.82	2,847,900	5.25%	0.30%	to	0.90%	(17.51%)	to	(13.06%)
Core Equity VIP (1)
2012	230,514	$10.78	to	$10.78	$2,485,154	1.29%	0.90%	to	0.90%	14.78%	to	14.78%
2011	234,496	9.39	to	9.39	2,202,626	1.28%	0.90%	to	0.90%	(1.03%)	to	(1.03%)
2010	247,513	9.49	to	9.49	2,349,173	1.63%	0.90%	to	0.90%	13.38%	to	13.38%
2009	254,604	8.37	to	8.37	2,131,383	2.05%	0.90%	to	0.90%	32.95%	to	32.95%
2008	253,693	6.30	to	6.30	1,597,415	2.05%	0.90%	to	0.90%	(38.86%)	to	(38.86%)

48

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

6. Financial Highlights:

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest

Global Small Cap Growth VIP
2012	462,357	$11.58	to	$17.39	$7,677,507	0.66%	0.30%	to	0.90%	14.34%	to	15.02%
2011	428,710	10.06	to	15.21	6,306,924	1.66%	0.30%	to	0.90%	(10.70%)	to	(10.17%)
2010	398,263	11.20	to	17.03	6,656,039	0.39%	0.30%	to	0.90%	25.51%	to	26.26%
2009	368,935	8.87	to	13.57	4,959,234	1.61%	0.30%	to	0.90%	46.88%	to	47.76%
2008	316,006	6.00	to	9.24	2,908,771	0.26%	0.30%	to	0.90%	(50.41%)	to	(40.65%)
International VIP
2012	1,374,658	$7.06	to	$8.63	$9,749,795	2.09%	0.30%	to	0.90%	19.56%	to	20.28%
2011	1,293,624	5.90	to	7.18	7,658,120	1.75%	0.30%	to	0.90%	(17.41%)	to	(16.92%)
2010	1,171,750	7.15	to	8.64	8,386,597	2.11%	0.30%	to	0.90%	0.72%	to	1.32%
2009	1,049,825	7.10	to	8.53	7,455,311	4.26%	0.30%	to	0.90%	32.33%	to	33.12%
2008	911,562	5.36	to	6.40	4,888,594	1.35%	0.30%	to	0.90%	(48.68%)	to	(37.18%)
DWS Variable Series II – Class A Shares
Government & Agency Securities VIP
2012	113,531	$12.89	to	$18.20	$1,987,546	3.86%	0.30%	to	0.90%	2.00%	to	2.62%
2011	107,348	12.56	to	17.84	1,864,812	4.12%	0.30%	to	0.90%	6.51%	to	7.14%
2010	94,912	11.73	to	16.75	1,571,033	4.62%	0.30%	to	0.90%	5.66%	to	6.30%
2009	92,774	11.03	to	15.85	1,463,864	4.48%	0.30%	to	0.90%	7.11%	to	7.75%
2008	91,131	10.24	to	14.80	1,348,382	4.55%	0.30%	to	0.90%	2.72%	to	4.00%
High Income VIP
2012	230,028	$14.64	to	$19.71	$4,359,836	7.85%	0.30%	to	0.90%	13.88%	to	14.57%
2011	215,781	12.78	to	17.31	3,634,037	8.57%	0.30%	to	0.90%	2.91%	to	3.53%
2010	201,760	12.34	to	16.82	3,349,244	7.51%	0.30%	to	0.90%	12.98%	to	13.66%
2009	190,278	10.86	to	14.89	2,817,526	9.86%	0.30%	to	0.90%	38.74%	to	39.57%
2008	176,390	7.78	to	10.73	1,892,259	10.59%	0.30%	to	0.90%	(24.62%)	to	(22.29%)
Large Cap Value VIP
2012	945,046	$14.62	to	$23.17	$21,523,031	1.89%	0.30%	to	0.90%	8.80%	to	9.46%
2011	904,042	7.18	to	13.33	18,979,458	0.00%	0.30%	to	0.90%	(8.15%)	to	(7.60%)
2010	N/A	N/A	to	N/A	N/A	N/A	N/A	to	N/A	N/A	to	N/A
2009	N/A	N/A	to	N/A	N/A	N/A	N/A	to	N/A	N/A	to	N/A
2008	N/A	N/A	to	N/A	N/A	N/A	N/A	to	N/A	N/A	to	N/A
Money Market VIP
2012	127,574	$9.98	to	$11.66	$1,447,086	0.01%	0.30%	to	0.90%	(0.89%)	to	(0.29%)
2011	122,355	10.01	to	11.76	1,405,121	0.01%	0.30%	to	0.90%	(0.88%)	to	(0.29%)
2010	116,811	10.04	to	11.87	1,353,958	0.01%	0.30%	to	0.90%	(0.88%)	to	(0.29%)
2009	36,793	10.07	to	11.97	433,238	0.32%	0.30%	to	0.90%	(0.56%)	to	0.03%
2008	36,696	10.07	to	12.04	441,882	2.58%	0.30%	to	0.90%	0.65%	to	1.72%
Small Mid Cap Growth VIP
2012	67,610	$4.93	to	$4.93	$333,103	0.00%	0.90%	to	0.90%	13.33%	to	13.33%
2011	67,021	4.35	to	4.35	291,373	0.57%	0.90%	to	0.90%	(4.76%)	to	(4.76%)
2010	67,549	4.56	to	4.56	308,353	0.00%	0.90%	to	0.90%	28.29%	to	28.29%
2009	69,638	3.56	to	3.56	247,797	0.00%	0.90%	to	0.90%	39.35%	to	39.35%
2008	66,640	2.55	to	2.55	170,165	0.00%	0.90%	to	0.90%	(49.96%)	to	(49.96%)
Strategic Value VIP
2012	N/A	N/A	to	N/A	N/A	N/A	N/A	to	N/A	N/A	to	N/A
2011	-	10.11	to	16.08	-	1.64%	0.30%	to	0.90%	8.11%	to	8.32%
2010	1,260,871	9.35	to	14.87	18,544,499	1.91%	0.30%	to	0.90%	11.52%	to	12.19%
2009	1,158,036	8.36	to	13.33	15,313,118	4.16%	0.30%	to	0.90%	24.18%	to	24.92%
2008	959,977	6.72	to	10.74	10,251,567	2.96%	0.30%	to	0.90%	(46.46%)	to	(33.16%)
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
VIP Growth Portfolio
2012	1,267,884	$10.57	to	$13.96	$13,569,264	0.51%	0.30%	to	0.90%	13.52%	to	14.20%
2011	1,233,093	9.31	to	12.27	11,607,343	0.27%	0.30%	to	0.90%	(0.75%)	to	(0.16%)
2010	1,207,640	9.38	to	12.34	11,430,418	0.19%	0.30%	to	0.90%	22.95%	to	23.69%
2009	1,152,974	7.63	to	10.02	8,868,294	0.37%	0.30%	to	0.90%	27.00%	to	27.76%
2008	971,995	6.01	to	7.87	5,881,333	0.82%	0.30%	to	0.90%	(47.71%)	to	(37.16%)
VIP Index 500 Portfolio
2012	1,077,646	$12.04	to	$12.64	$13,580,501	2.07%	0.30%	to	0.90%	14.77%	to	15.46%
2011	1,048,142	10.43	to	11.01	11,517,192	1.92%	0.30%	to	0.90%	1.02%	to	1.62%
2010	1,002,866	10.26	to	10.90	10,914,351	2.00%	0.30%	to	0.90%	13.89%	to	14.57%
2009	923,169	8.96	to	9.57	8,829,174	2.64%	0.30%	to	0.90%	25.36%	to	26.11%
2008	777,568	7.10	to	7.64	5,937,871	2.34%	0.30%	to	0.90%	(37.63%)	to	(29.11%)

49

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

6. Financial Highlights:

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest

VIP Mid Cap Portfolio
2012	339,377	$12.03	to	$25.10	$7,287,371	0.55%	0.30%	to	0.90%	13.72%	to	14.41%
2011	289,487	10.51	to	22.07	5,786,329	0.16%	0.30%	to	0.90%	(11.51%)	to	(10.98%)
2010	247,029	11.81	to	24.95	5,880,589	0.28%	0.30%	to	0.90%	27.56%	to	28.32%
2009	221,786	9.21	to	19.56	4,247,339	0.63%	0.30%	to	0.90%	38.77%	to	39.60%
2008	187,441	6.59	to	14.09	2,636,442	0.38%	0.30%	to	0.90%	(40.05%)	to	(34.74%)
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio
2012	1,526	$11.97	to	$11.97	$18,271	1.57%	0.30%	to	0.30%	9.02%	to	9.02%
2011	1,272	10.98	to	10.98	13,967	1.97%	0.30%	to	0.30%	(0.39%)	to	(0.39%)
2010	934	11.02	to	11.02	10,295	2.30%	0.30%	to	0.30%	10.73%	to	10.73%
2009	541	9.95	to	9.95	5,388	5.77%	0.30%	to	0.30%	22.41%	to	22.41%
2008	5	8.13	to	8.13	41	0.00%	0.30%	to	0.30%	(17.18%)	to	(17.18%)
VIP Freedom 2010 Portfolio
2012	2,238	$12.32	to	$12.32	$27,590	1.92%	0.30%	to	0.30%	11.25%	to	11.25%
2011	1,473	11.08	to	11.08	16,323	2.19%	0.30%	to	0.30%	(0.72%)	to	(0.72%)
2010	815	11.16	to	11.16	9,098	2.59%	0.30%	to	0.30%	12.21%	to	12.21%
2009	303	9.94	to	9.94	3,017	5.16%	0.30%	to	0.30%	23.58%	to	23.58%
2008	11	8.05	to	8.05	94	4.00%	0.30%	to	0.30%	(17.95%)	to	(17.95%)
VIP Freedom 2015 Portfolio
2012	8,311	$12.26	to	$12.26	$101,911	1.91%	0.30%	to	0.30%	11.57%	to	11.57%
2011	6,451	10.99	to	10.99	70,900	2.00%	0.30%	to	0.30%	(0.81%)	to	(0.81%)
2010	4,740	11.08	to	11.08	52,525	2.77%	0.30%	to	0.30%	12.45%	to	12.45%
2009	1,808	9.85	to	9.85	17,818	8.18%	0.30%	to	0.30%	24.65%	to	24.65%
2008	41	7.91	to	7.91	323	2.09%	0.30%	to	0.30%	(19.25%)	to	(19.25%)
VIP Freedom 2020 Portfolio
2012	22,655	$12.10	to	$12.10	$274,058	2.04%	0.30%	to	0.30%	12.73%	to	12.73%
2011	17,156	10.73	to	10.73	184,106	2.38%	0.30%	to	0.30%	(1.54%)	to	(1.54%)
2010	10,834	10.90	to	10.90	118,081	2.80%	0.30%	to	0.30%	13.99%	to	13.99%
2009	4,433	9.56	to	9.56	42,387	6.67%	0.30%	to	0.30%	28.16%	to	28.16%
2008	136	7.46	to	7.46	1,019	6.30%	0.30%	to	0.30%	(23.31%)	to	(23.31%)
VIP Freedom 2025 Portfolio
2012	33,510	$12.16	to	$12.16	$407,588	1.92%	0.30%	to	0.30%	14.45%	to	14.45%
2011	23,125	10.63	to	10.63	245,751	2.27%	0.30%	to	0.30%	(2.64%)	to	(2.64%)
2010	13,673	10.92	to	10.92	149,239	3.01%	0.30%	to	0.30%	15.12%	to	15.12%
2009	4,708	9.48	to	9.48	44,627	5.94%	0.30%	to	0.30%	29.41%	to	29.41%
2008	234	7.33	to	7.33	1,709	6.97%	0.30%	to	0.30%	(24.54%)	to	(24.54%)
VIP Freedom 2030 Portfolio
2012	122,916	$11.81	to	$11.81	$1,452,138	2.23%	0.30%	to	0.30%	14.84%	to	14.84%
2011	88,506	10.29	to	10.29	910,536	2.31%	0.30%	to	0.30%	(3.12%)	to	(3.12%)
2010	52,721	10.62	to	10.62	559,852	2.61%	0.30%	to	0.30%	15.54%	to	15.54%
2009	20,209	9.19	to	9.19	185,741	3.46%	0.30%	to	0.30%	30.79%	to	30.79%
2008	2,370	7.03	to	7.03	16,659	6.69%	0.30%	to	0.30%	(27.22%)	to	(27.22%)
VIP Freedom Income Portfolio
2012	6,489	$11.90	to	$11.90	$77,205	1.45%	0.30%	to	0.30%	5.94%	to	5.94%
2011	4,711	11.23	to	11.23	52,908	1.75%	0.30%	to	0.30%	1.09%	to	1.09%
2010	3,321	11.11	to	11.11	36,899	2.10%	0.30%	to	0.30%	6.93%	to	6.93%
2009	2,126	10.39	to	10.39	22,095	6.06%	0.30%	to	0.30%	14.30%	to	14.30%
2008	190	9.09	to	9.09	1,729	5.64%	0.30%	to	0.30%	(8.57%)	to	(8.57%)
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio
2012	9,913	$11.76	to	$11.76	$116,574	1.40%	0.30%	to	0.30%	5.11%	to	5.11%
2011	7,590	11.19	to	11.19	84,909	2.26%	0.30%	to	0.30%	1.89%	to	1.89%
2010	2,819	10.98	to	10.98	30,952	2.02%	0.30%	to	0.30%	6.92%	to	6.92%
2009	1,326	10.27	to	10.27	13,618	2.20%	0.30%	to	0.30%	9.93%	to	9.93%
2008	58	9.34	to	9.34	549	3.77%	0.30%	to	0.30%	(6.02%)	to	(6.02%)

50

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

6. Financial Highlights:

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest

VIP FundsManager 50% Portfolio
2012	37,662	$11.97	to	$11.97	$450,898	1.34%	0.30%	to	0.30%	9.79%	to	9.79%
2011	25,154	10.90	to	10.90	274,288	2.20%	0.30%	to	0.30%	(0.98%)	to	(0.98%)
2010	12,975	11.01	to	11.01	142,882	1.92%	0.30%	to	0.30%	11.42%	to	11.42%
2009	7,162	9.88	to	9.88	70,786	2.70%	0.30%	to	0.30%	18.40%	to	18.40%
2008	488	8.35	to	8.35	4,077	3.73%	0.30%	to	0.30%	(15.11%)	to	(15.11%)
VIP FundsManager 70% Portfolio
2012	122,081	$11.73	to	$11.73	$1,432,329	1.62%	0.30%	to	0.30%	12.64%	to	12.64%
2011	92,336	10.42	to	10.42	961,777	1.76%	0.30%	to	0.30%	(3.23%)	to	(3.23%)
2010	54,340	10.76	to	10.76	584,891	1.90%	0.30%	to	0.30%	13.75%	to	13.75%
2009	18,789	9.46	to	9.46	177,792	2.62%	0.30%	to	0.30%	24.01%	to	24.01%
2008	2,686	7.63	to	7.63	20,497	3.94%	0.30%	to	0.30%	(21.64%)	to	(21.64%)
VIP FundsManager 85% Portfolio
2012	122,495	$11.38	to	$11.38	$1,393,594	1.41%	0.30%	to	0.30%	13.67%	to	13.67%
2011	85,524	10.01	to	10.01	855,985	1.38%	0.30%	to	0.30%	(5.72%)	to	(5.72%)
2010	49,965	10.62	to	10.62	530,447	1.41%	0.30%	to	0.30%	15.65%	to	15.65%
2009	23,893	9.18	to	9.18	219,328	2.03%	0.30%	to	0.30%	27.99%	to	27.99%
2008	3,469	7.17	to	7.17	24,879	2.85%	0.30%	to	0.30%	(25.79%)	to	(25.79%)
Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets Securities Fund
2012	188,614	$21.01	to	$21.01	$3,963,356	1.37%	0.90%	to	0.90%	12.15%	to	12.15%
2011	176,901	18.74	to	18.74	3,314,598	0.96%	0.90%	to	0.90%	(16.61%)	to	(16.61%)
2010	165,367	22.47	to	22.47	3,715,466	1.60%	0.90%	to	0.90%	16.54%	to	16.54%
2009	154,458	19.28	to	19.28	2,977,886	3.71%	0.90%	to	0.90%	71.05%	to	71.05%
2008	131,355	11.27	to	11.27	1,480,524	2.63%	0.90%	to	0.90%	(53.13%)	to	(53.13%)
Small – Mid Cap Growth Securities Fund
2012	233,236	$12.18	to	$13.11	$3,002,189	0.00%	0.30%	to	0.90%	9.86%	to	10.52%
2011	206,912	11.03	to	11.94	2,435,984	0.00%	0.30%	to	0.90%	(5.68%)	to	(5.11%)
2010	189,758	11.62	to	12.65	2,382,569	0.00%	0.30%	to	0.90%	26.49%	to	27.24%
2009	178,432	10.00	to	10.00	1,778,216	0.00%	0.30%	to	0.90%	42.29%	to	43.15%
2008	159,536	7.03	to	7.03	1,121,057	0.00%	0.30%	to	0.90%	(43.01%)	to	(36.42%)
Small Cap Value Securities Fund
2012	216,265	$12.51	to	$15.67	$3,201,469	0.77%	0.30%	to	0.90%	17.33%	to	18.03%
2011	193,436	10.60	to	13.33	2,463,154	0.68%	0.30%	to	0.90%	(4.62%)	to	(4.05%)
2010	168,361	11.04	to	13.95	2,271,539	0.74%	0.30%	to	0.90%	27.08%	to	27.84%
2009	151,072	10.95	to	10.95	1,618,921	1.62%	0.30%	to	0.90%	28.00%	to	28.77%
2008	110,118	8.54	to	8.54	928,189	1.11%	0.30%	to	0.90%	(33.62%)	to	(33.34%)
Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Mid Cap Value Fund
2012	275,910	$15.19	to	$23.43	$6,371,384	1.19%	0.70%	to	0.90%	17.41%	to	17.64%
2011	278,681	12.91	to	19.95	5,489,036	0.78%	0.70%	to	0.90%	(7.21%)	to	(7.03%)
2010	280,217	13.89	to	21.50	5,958,095	0.71%	0.70%	to	0.90%	23.89%	to	24.13%
2009	286,650	11.19	to	17.36	4,911,789	1.93%	0.70%	to	0.90%	32.34%	to	32.60%
2008	271,604	8.44	to	13.12	3,517,019	1.12%	0.70%	to	0.90%	(37.79%)	to	(37.67%)
Strategic Growth Fund
2012	930,927	$11.38	to	$11.38	$10,590,864	0.70%	0.90%	to	0.90%	18.81%	to	18.81%
2011	929,468	9.58	to	9.58	8,899,893	0.46%	0.90%	to	0.90%	(3.48%)	to	(3.48%)
2010	914,344	9.92	to	9.92	9,071,067	0.46%	0.90%	to	0.90%	9.75%	to	9.75%
2009	876,147	9.04	to	9.04	7,919,973	0.49%	0.90%	to	0.90%	46.43%	to	46.43%
2008	793,393	6.17	to	6.17	4,897,836	0.14%	0.90%	to	0.90%	(42.28%)	to	(42.28%)
Structured Small Cap Equity Fund
2012	141,153	$12.69	to	$16.64	$2,239,696	1.22%	0.70%	to	0.90%	11.82%	to	12.04%
2011	134,889	11.32	to	14.88	1,911,546	0.85%	0.70%	to	0.90%	(0.22%)	to	(0.02%)
2010	125,946	11.33	to	14.92	1,794,291	0.61%	0.70%	to	0.90%	28.96%	to	29.21%
2009	114,058	8.77	to	11.57	1,261,412	1.39%	0.70%	to	0.90%	26.85%	to	27.10%
2008	80,532	6.90	to	9.12	698,233	0.94%	0.70%	to	0.90%	(34.77%)	to	(34.64%)

51

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

6. Financial Highlights:

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest

Janus Aspen Series
Balanced Portfolio (Service Shares)
2012	231,416	$13.41	to	$17.33	$3,552,092	2.65%	0.30%	to	0.90%	12.36%	to	13.03%
2011	186,222	11.86	to	15.42	2,591,050	2.43%	0.30%	to	0.90%	0.45%	to	1.05%
2010	143,651	11.74	to	15.35	2,050,187	2.70%	0.30%	to	0.90%	7.16%	to	7.80%
2009	104,612	10.89	to	14.33	1,439,938	2.88%	0.30%	to	0.90%	24.46%	to	25.21%
2008	74,641	8.70	to	11.51	856,797	2.60%	0.30%	to	0.90%	(16.81%)	to	(13.06%)
Enterprise Portfolio (Service Shares)
2012	137,619	$14.79	to	$18.49	$2,103,786	0.00%	0.70%	to	0.90%	15.94%	to	16.17%
2011	140,081	12.76	to	15.91	1,846,260	0.00%	0.70%	to	0.90%	(2.53%)	to	(2.33%)
2010	141,844	13.09	to	16.29	1,915,139	0.00%	0.70%	to	0.90%	24.40%	to	24.65%
2009	142,959	10.52	to	13.07	1,552,334	0.00%	0.70%	to	0.90%	43.16%	to	43.44%
2008	146,309	7.35	to	9.11	1,116,989	0.07%	0.70%	to	0.90%	(44.36%)	to	(44.25%)
Forty Portfolio (Institutional Shares)
2012	1,659,684	$9.91	to	$10.87	$16,563,408	0.72%	0.30%	to	0.90%	23.05%	to	23.79%
2011	1,640,664	8.06	to	8.78	13,277,975	0.38%	0.30%	to	0.90%	(7.53%)	to	(6.97%)
2010	1,591,047	8.71	to	9.44	13,897,374	0.37%	0.30%	to	0.90%	5.80%	to	6.43%
2009	1,517,752	8.23	to	8.87	12,512,831	0.04%	0.30%	to	0.90%	45.03%	to	45.90%
2008	1,422,341	5.68	to	6.08	8,078,583	0.14%	0.30%	to	0.90%	(44.65%)	to	(39.99%)
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)
2012	199,935	$14.14	to	$19.24	$3,754,126	2.25%	0.30%	to	0.90%	9.85%	to	10.52%
2011	191,639	12.79	to	17.52	3,297,459	2.12%	0.30%	to	0.90%	5.84%	to	6.42%
2010	184,474	12.02	to	16.55	3,028,139	1.85%	0.30%	to	0.90%	7.49%	to	8.18%
2009	171,499	11.11	to	15.40	2,630,599	3.35%	0.30%	to	0.90%	14.57%	to	15.25%
2008	157,465	9.64	to	13.44	2,116,009	3.06%	0.30%	to	0.90%	(3.27%)	to	(3.04%)
VIT Low Duration Portfolio
2012	251,952	$12.37	to	$16.34	$4,041,096	1.90%	0.30%	to	0.90%	4.90%	to	5.53%
2011	238,033	11.72	to	15.58	3,658,955	1.68%	0.30%	to	0.90%	0.20%	to	0.81%
2010	239,082	11.63	to	15.55	3,692,852	1.62%	0.30%	to	0.90%	4.36%	to	4.97%
2009	223,892	11.08	to	14.90	3,328,062	3.51%	0.30%	to	0.90%	12.31%	to	12.98%
2008	205,666	9.81	to	13.27	2,728,469	4.08%	0.30%	to	0.90%	(1.77%)	to	(1.31%)
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account
2012	132,704	$14.89	to	$21.50	$2,366,249	0.84%	0.70%	to	0.90%	12.56%	to	12.78%
2011	127,620	13.23	to	19.06	2,019,361	0.00%	0.70%	to	0.90%	(1.04%)	to	(0.84%)
2010	122,806	13.36	to	19.22	1,969,926	1.39%	0.70%	to	0.90%	14.09%	to	14.31%
2009	116,062	11.71	to	16.81	1,631,404	1.00%	0.70%	to	0.90%	28.38%	to	28.64%
2008	97,384	9.12	to	13.07	1,083,604	0.84%	0.70%	to	0.90%	(34.15%)	to	(34.02%)
Diversified International Account
2012	39,504	$18.93	to	$18.93	$747,853	1.78%	0.70%	to	0.70%	17.18%	to	17.18%
2011	40,628	16.16	to	16.16	656,346	0.15%	0.70%	to	0.70%	(11.97%)	to	(11.97%)
2010	41,782	18.35	to	18.35	766,788	1.28%	0.70%	to	0.70%	12.12%	to	12.12%
2009	42,569	16.37	to	16.37	696,758	3.93%	0.70%	to	0.70%	25.96%	to	25.96%
2008	44,093	12.99	to	12.99	572,957	1.09%	0.70%	to	0.70%	(46.74%)	to	(46.74%)
Equity Income Account
2012	294,032	$18.49	to	$20.50	$5,565,231	2.77%	0.70%	to	0.90%	11.70%	to	11.93%
2011	295,237	16.55	to	18.32	5,005,392	0.48%	0.70%	to	0.90%	4.24%	to	4.44%
2010	292,790	15.88	to	17.54	4,771,402	3.08%	0.70%	to	0.90%	14.84%	to	15.07%
2009	289,506	13.83	to	15.24	4,113,382	5.20%	0.70%	to	0.90%	18.69%	to	18.92%
2008	253,930	11.65	to	12.82	3,049,464	2.27%	0.70%	to	0.90%	(34.71%)	to	(34.58%)
LargeCap Blend Account II
2012	13,765	$15.86	to	$15.86	$218,312	1.04%	0.70%	to	0.70%	14.04%	to	14.04%
2011	12,335	13.91	to	13.91	171,552	0.02%	0.70%	to	0.70%	(1.11%)	to	(1.11%)
2010	12,096	14.07	to	14.07	170,125	2.01%	0.70%	to	0.70%	12.18%	to	12.18%
2009	13,157	12.54	to	12.54	164,956	1.28%	0.70%	to	0.70%	28.38%	to	28.38%
2008	11,909	9.77	to	9.77	116,300	0.97%	0.70%	to	0.70%	(36.94%)	to	(36.94%)
LargeCap Growth Account
2012	11,541	$16.04	to	$16.04	$185,091	0.00%	0.70%	to	0.70%	15.75%	to	15.75%
2011	12,073	13.86	to	13.86	167,287	0.00%	0.70%	to	0.70%	(5.16%)	to	(5.16%)
2010	15,310	14.61	to	14.61	223,692	0.00%	0.70%	to	0.70%	17.23%	to	17.23%
2009	15,922	12.46	to	12.46	198,441	0.34%	0.70%	to	0.70%	25.92%	to	25.92%
2008	13,374	9.90	to	9.90	132,379	0.20%	0.70%	to	0.70%	(43.80%)	to	(43.80%)

52

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

6. Financial Highlights:

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest

MidCap Blend Account
2012	92,300	$72.63	to	$78.66	$6,731,129	0.64%	0.70%	to	0.90%	18.09%	to	18.33%
2011	91,873	61.51	to	66.47	5,675,268	0.00%	0.70%	to	0.90%	7.04%	to	7.25%
2010	90,621	57.46	to	61.98	5,229,956	2.35%	0.70%	to	0.90%	22.73%	to	22.97%
2009	86,222	46.82	to	50.40	4,055,701	1.53%	0.70%	to	0.90%	3.72%	to	3.76%
2008	232,106	11.02	to	11.84	2,570,747	1.38%	0.70%	to	0.90%	(30.36%)	to	(30.23%)
SmallCap Growth Account II
2012	148,769	$9.72	to	$18.74	$1,506,592	0.00%	0.70%	to	0.90%	15.09%	to	15.32%
2011	151,680	8.45	to	16.25	1,346,912	0.00%	0.70%	to	0.90%	(5.55%)	to	(5.36%)
2010	154,527	8.95	to	17.17	1,458,279	0.00%	0.70%	to	0.90%	25.56%	to	25.81%
2009	157,176	7.12	to	13.65	1,188,878	0.00%	0.70%	to	0.90%	30.11%	to	30.37%
2008	148,265	5.48	to	10.47	865,303	0.00%	0.70%	to	0.90%	(41.78%)	to	(41.67%)
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds
Government & High Quality Bond Account
2012	1,904	$14.18	to	$14.18	$26,993	2.38%	0.70%	to	0.70%	2.98%	to	2.98%
2011	685	13.77	to	13.77	9,427	0.16%	0.70%	to	0.70%	5.17%	to	5.17%
2010	629	13.09	to	13.09	8,225	3.14%	0.70%	to	0.70%	4.91%	to	4.91%
2009	647	12.48	to	12.48	8,065	8.63%	0.70%	to	0.70%	5.48%	to	5.48%
2008	1,137	11.83	to	11.83	13,438	6.15%	0.70%	to	0.70%	3.68%	to	3.68%
Income Account
2012	9,116	$16.57	to	$16.57	$151,075	4.29%	0.70%	to	0.70%	8.52%	to	8.52%
2011	12,710	15.27	to	15.27	194,116	0.37%	0.70%	to	0.70%	5.32%	to	5.32%
2010	11,419	14.50	to	14.50	165,588	6.33%	0.70%	to	0.70%	7.51%	to	7.51%
2009	11,034	13.49	to	13.49	148,832	9.71%	0.70%	to	0.70%	17.35%	to	17.35%
2008	10,503	11.50	to	11.50	120,724	6.98%	0.70%	to	0.70%	(4.42%)	to	(4.42%)
Money Market Account
2012	61	$10.77	to	$10.77	$670	0.00%	0.70%	to	0.70%	(0.70%)	to	(0.70%)
2011	4,884	10.84	to	10.84	52,959	0.00%	0.70%	to	0.70%	(0.69%)	to	(0.69%)
2010	1,934	10.92	to	10.92	21,118	0.00%	0.70%	to	0.70%	(0.70%)	to	(0.70%)
2009	2,392	10.99	to	10.99	26,306	0.12%	0.70%	to	0.70%	(0.52%)	to	(0.52%)
2008	229	11.05	to	11.05	2,531	2.24%	0.70%	to	0.70%	1.60%	to	1.60%
Short-Term Income Account
2012	241	$12.91	to	$12.91	$3,124	1.18%	0.70%	to	0.70%	3.94%	to	3.94%
2011	647	12.42	to	12.42	8,044	0.14%	0.70%	to	0.70%	0.25%	to	0.25%
2010	655	12.39	to	12.39	8,125	1.85%	0.70%	to	0.70%	3.65%	to	3.65%
2009	664	11.95	to	11.95	7,946	6.80%	0.70%	to	0.70%	9.04%	to	9.04%
2008	617	10.96	to	10.96	6,765	2.55%	0.70%	to	0.70%	(1.52%)	to	(1.52%)
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio
2012	933,717	$12.43	to	$18.29	$15,186,616	0.43%	0.30%	to	0.90%	11.46%	to	12.13%
2011	809,259	11.08	to	16.41	12,147,774	2.47%	0.30%	to	0.90%	(0.17%)	to	0.43%
2010	704,031	11.04	to	16.44	10,890,322	3.33%	0.30%	to	0.90%	12.33%	to	13.00%
2009	608,204	9.77	to	14.63	8,624,765	3.66%	0.30%	to	0.90%	22.53%	to	23.26%
2008	497,645	7.92	to	11.94	5,898,106	3.85%	0.30%	to	0.90%	(27.07%)	to	(20.92%)
SAM Conservative Balanced Portfolio
2012	141,004	$12.70	to	$17.51	$2,230,733	0.58%	0.30%	to	0.90%	9.92%	to	10.58%
2011	123,372	11.48	to	15.93	1,813,676	2.85%	0.30%	to	0.90%	1.06%	to	1.66%
2010	104,124	11.29	to	15.76	1,544,576	4.16%	0.30%	to	0.90%	10.74%	to	11.40%
2009	88,316	10.14	to	14.23	1,210,023	2.85%	0.30%	to	0.90%	19.64%	to	20.36%
2008	72,767	8.42	to	11.90	848,473	3.71%	0.30%	to	0.90%	(20.13%)	to	(15.76%)
SAM Conservative Growth Portfolio
2012	2,097,513	$11.90	to	$18.42	$35,021,525	0.20%	0.30%	to	0.90%	12.79%	to	13.47%
2011	1,911,731	10.49	to	16.33	28,965,234	1.77%	0.30%	to	0.90%	(1.51%)	to	(0.92%)
2010	1,708,345	10.59	to	16.58	26,972,177	3.05%	0.30%	to	0.90%	13.90%	to	14.58%
2009	1,492,376	9.24	to	14.56	21,160,616	4.77%	0.30%	to	0.90%	24.24%	to	24.98%
2008	1,221,068	7.39	to	11.72	14,220,239	3.62%	0.30%	to	0.90%	(33.89%)	to	(26.39%)
SAM Flexible Income Portfolio
2012	76,217	$13.11	to	$16.91	$1,216,768	0.95%	0.30%	to	0.90%	9.35%	to	10.01%
2011	62,478	11.91	to	15.46	927,632	3.65%	0.30%	to	0.90%	2.21%	to	2.82%
2010	58,474	11.59	to	15.13	858,017	4.59%	0.30%	to	0.90%	9.28%	to	9.93%
2009	50,732	10.54	to	13.84	687,110	4.46%	0.30%	to	0.90%	18.57%	to	19.28%
2008	44,109	8.84	to	11.68	505,744	6.04%	0.30%	to	0.90%	(14.79%)	to	(11.48%)

53

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2012

6. Financial Highlights:

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest

SAM Strategic Growth Portfolio
2012	2,526,352	$11.59	to	$18.54	$42,945,807	0.00%	0.30%	to	0.90%	14.20%	to	14.89%
2011	2,327,587	10.09	to	16.22	35,501,127	1.28%	0.30%	to	0.90%	(2.99%)	to	(2.41%)
2010	2,110,344	10.34	to	16.72	34,001,481	2.27%	0.30%	to	0.90%	15.15%	to	15.84%
2009	1,918,419	8.93	to	14.52	27,380,751	3.40%	0.30%	to	0.90%	25.91%	to	26.66%
2008	1,578,898	7.05	to	11.53	18,140,664	3.53%	0.30%	to	0.90%	(38.12%)	to	(29.88%)

(1)	The DWS Growth & Income VIP Subaccount changed its name to DWS Core Equity VIP, effective May 1, 2012.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and contract maintenance charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**

These amounts represent the annual contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Contract maintenance charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

***

These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

7. Subsequent Events

The Account has evaluated the effects of events subsequent to December 31, 2012, and through the financial statements report date. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

54

PART C

OTHER INFORMATION

Item 26.	Exhibits

(a)	Board of Directors Resolutions.

1)	Resolution of the Board of Directors of Farmers New World Life Insurance Company establishing Farmers Variable Life Separate Account A.[1]

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

1)	Form of Distribution Agreement.[2]

2)	Form of Investors Brokerage Services, Inc. Registered Representative Agreement.[2]

3)	Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions LLC.[6]

4)	Registered Representative Agreement Farmers Financial Solutions LLC.[6]

5)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[17]

6)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[21]

7)	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[26]

(d)	Contracts.

1)	Revised Specimen Flexible Premium Variable Life Insurance Policy.[3]

2)	Revised Monthly Disability Benefit Rider.[3,12]

3)	Revised Waiver of Deduction Benefit Rider.[3]

4)	Revised Accidental Death Benefit Rider.[3]

5)	Revised Additional Insured Term Insurance Rider.[3]

6)	Revised Children’s Term Insurance Rider.[3]

7)	Automatic Increase Benefit Rider.[3]

8)	Accelerated Benefit Rider.[3]

9)	Final Contract for the Individual Flexible Premium Variable Life Insurance Policy.[14]

10)	Accelerated Benefit Rider for Terminal Illness.[16]

11)	Revised Variable Policy Facing Page (2004).[16]

(e)	Applications.

1)	Form of Application for Flexible Premium Life Insurance.[3]

2)	Form of Variable Policy Application Supplement.[4]

3)	Revised Variable Policy Application Supplement.[8,10]

4)	Revised Variable Policy Application Supplement.[13]

5)	Revised Variable Policy Application Supplement (2007).[19]

6)	Revised Variable Policy Application Supplement (May 2008).[24]

(f)	Depositor’s Certificate of Incorporation and By-Laws.

1)	Articles of Incorporation of Farmers New World Life Insurance Company.[1]

2)	By-Laws of Farmers New World Life Insurance Company.[1]

3)	Amended Articles of Incorporation of Farmers New World Life Insurance Company.[20]

4)	Revised and Restated By-Laws of Farmers New World Life Insurance Company.[26]

5)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010).[27]

6)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (February 27, 2013) [29]

(g)	Reinsurance Contracts.

1)	Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company A.[14]

2)	Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company B.[14]

(h)	Participation Agreements.

1)	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance Company.[4]

2)	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[4]

3)	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[4]

4)	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[4]

5)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[2]

6)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[6]

7)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[6]

8)	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[6]

9)	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[6]

10)	Participation Agreement among Calvert Variable Series, Inc., Calvert Distributors, Inc. and Farmers New World Life Insurance Company.[6]

11)	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc. and Farmers New World Life Insurance Company.[6]

12)	Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company.[6]

13)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[6]

14)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company.[6]

15)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[6]

16)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[8]

17)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[10]

18)	Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[15]

19)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc., and Farmers New World Life Insurance Company.[19]

20)	Form of Rule 22c-2 Shareholder Information Agreement.[19]

21)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007.[19]

22)

Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[23]

23)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[23]

24)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[23]

25)	Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company.[24]

26)

Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[24]

27)

Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[24]

28)

Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[24]

29)	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[24]

30)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[24]

31)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[24]

32)	Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company.[24]

33)	First Amendment to the Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company.[25]

34)

Novation of and Amendment to Participation Agreement among Allianz Global Investors Distributors LLC (AGID), PIMCO Investments LLC (PI), PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company (March 10, 2011).[2][7]

35)

Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (DWSVS II), Deutsche Investment Management Americas Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company.[27]

36)	Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company.[28]

37)	Amendment to the Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Investments LLC and Farmers New World Life Insurance Company (January 28, 2013.) [29]

38)

Amendment to the Participation Agreement Dated April 14, 2000 between DWS Variable Series I, Deutsche Investment Management Americas, Inc., DWS Investments Distributors, Inc and Farmers New World Life Insurance Company. (February 4, 2013.) [29]

39)

Amendment to the Participating Agreement dated April 23, 2003 between DWS Investment VIT Funds, Deutsche Investment Management Americas, Inc., and Farmers New World Life Insurance Company. (February 4, 2013.)[29]

40)	Amendment to the Participation Agreement dated March 10, 2000 between DWS Variable Series II, DWS Investment Management Americas, Inc.[29]

41)

Amendments to Participation Agreement Dated May 15, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors. Inc. and Farmers New World Life Insurance Company (January 15, 2013). [29]

42)

Participation Agreement Addendum to Participation Agreement Dated May 15, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Farmers New World Life Insurance Company (2012). [29]

43)	Amendment to Participation Agreement between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and Farmers New World Life Insurance Company (January 28, 2013). [29]

44)	Amendment to the Fund Participation Agreement dated April 20, 2001 between Dreyfus and Farmers New World Life Insurance Company (April 5, 2013.)[29]

(i)	Administrative Contracts.

1)	Consulting Services Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company.[2]

2)	Form of Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company.[2]

3)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001.[8]

(j)	Other Material Contracts.

1)	Powers of Attorney[29]

(k)	Legal Opinion.

1)	Opinion of Garrett B. Paddor, Esquire.[30]

(l)	Actuarial Opinion.

1)	Opinion of Ryan R. Larson, FSA, MAAA.[16]

(m)	Calculation.[12]

(n)	Other Opinions.

1)	Consent of PricewaterhouseCoopers LLP.[30]

2)	Consent of Deloitte & Touche LLP.[12]

(o)	Omitted Financial Statements. Not applicable.

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption.

1)	Description of issuance, transfer and redemption procedures.[3]

2)	Revised description of issuance, transfer and redemption procedures (May 2000).[5]

3)	Revised description of issuance, transfer and redemption procedures (May 2001).[7]

4)	Revised description of issuance, transfer and redemption procedures (May 2002).[9]

5)	Revised description of issuance, transfer and redemption procedures (May 2004).[14]

6)	Revised description of issuance, transfer and redemption procedures (May 2005).[16]

7)	Revised description of issuance, transfer and redemption procedures (September 2008).[23]

[1]	Incorporated herein by reference to the initial registration statement on the Form S-6 for this product (File No. 333-84023) filed with the SEC on July 29, 1999.

[2]

Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999.

[3]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on December 2, 1999.

[4]

Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

[5]	Incorporated herein by reference to Post-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 21, 2000.

[6]

Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

[7]	Incorporated herein by reference to Post-Effective Amendment No. 2 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 27, 2001.

[8]

Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.

[9]	Previously filed in Post-Effective Amendment No. 3 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 26, 2002.

[10]

Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on August 27, 2002.

[11]	Previously filed in Post-Effective Amendment No. 4 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on August 28, 2002.

[12]	Previously filed in Post-Effective Amendment No. 6 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 28, 2003.

[13]

Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2004.

[14]	Previously filed in Post-Effective Amendment No. 7 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 27, 2004.

[15]

Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 28, 2005.

[16]	Previously filed in Post-Effective Amendment No. 8 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 28, 2005.

[17]

Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2006.

[18]

Previously filed in Post-Effective Amendment No. 9 to this registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 26, 2006 (File Nos. 333-84023 and 811-09507).

[19]

Incorporated herein by reference to Post Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

[20]

Incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

[21]	Incorporated herein by reference to Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).

[22]

Previously filed in Post-Effective Amendment No. 11 to this registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2008 (File Nos. 333-84023 and 811-09507).

[23]

Incorporated herein by reference to the Pre-effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

[24]

Incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

[25]

Incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on October 22, 2009 (File Nos. 333-85183 and 811-09547).

[26]

Incorporated herein by reference to Post-Effective Amendment No. 2 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

[27]

Incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

[28]

Incorporated herein by reference to Post-Effective Amendment No. 4 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File No. 333-149540 and 811-09507).

[29]

Incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File No. 333-149540 and 811-09507).

[30]	Filed herewith.

Item 27.	Directors and Officers of the Depositor

Name and Principal Business Address	Position and Office with Depositor
Nicolas A. Burnet[7]	Chairman of the Board of Directors
David Dietz[6]	President, Chief Executive Officer, and Director
Jeffrey J. Dailey[1]	Director
Jon C. Porter, Sr.[3]	Director
Kenneth L. Carroll[5]	Director
John F. Sullivan, Jr.[4]	Director
Katherine P. Cody[2]	Senior Vice President and Chief Financial Officer

Name and Principal Business Address	Position and Office with Depositor
Garrett B. Paddor[2]	Corporate Secretary, Vice President, and General Counsel
Roy E. Smith[2]	Senior Vice President and Head of Distribution/Sales
Randall L. Cooper[2]	Vice President of Field Operations
Darlene Robertson[2]	Vice President and Chief Life Underwriter
Elizabeth McInerney[6]	Chief Operating Officer
Cathy Hall[2]	Chief Compliance Officer
Leeann G. Badgett[2]	Assistant Vice President and Controller
James Hedreen[2]	Senior Vice President and Chief Actuary
Rion Groves[2]	Vice President of Life Marketing
Patricia M. Evans[1]	Assistant Treasurer
Doren E. Hohl[1]	Assistant Secretary
Maragaret Giles[1]	Assistant Secretary
Paul F. Hott[2]	Vice President
Peter A. Klute[1]	Assistant Treasurer
Deborah M. Kusaka[2]	Assistant Treasurer
Scott Lindquist[1]	Assistant Treasurer
Adam G. Morris[1]	Assistant Secretary
Anthony J. Morris[1]	Assistant Treasurer
Harris Mortensen[2]	Assistant Vice President and Assistant Secretary
Link Murphy[8]	Medical Director
Dennis J. A. Nibbe[2]	Assistant Treasurer
John R. Patton[2]	Vice President and Assistant Secretary

Juanita Thomas serves as the Chief Compliance Officer for the Registrant.6

[1]	The principal business address is 4680 Wilshire Boulevard, Los Angeles, CA 90010.
[2]	The principal business address is 3003 77th Ave. SE, Mercer Island, WA 98040.
[3]	The principal business address is 16 Winding Rd., Henderson, NV 89052.
[4]	The principal business address is 725 9th Ave, Apt. 206, Seattle, WA 98104.
[5]	The principal business address is 28070 Kenton Ln., Santa Clarita, CA 91350.
[6]	The principal business address is One Liberty Plaza, 165 Broadway, New York, NY 10006.
[7]	The principal business address is Mythenquai 2, 8022, Zurich Switzerland
\8	The principal business address is 2500 Farmers Drive, Columbus OH 43235

Item 28.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domicile	Ownership	%
17-40 Direct Limited	GB	Endsleigh Insurance Services Limited	100.00
Access Franchise Management Limited	GB	Zurich Assurance Ltd	100.00
ACN 000 141 051 Ltd.	AU	Zurich Financial Services Australia Limited	100.00
Activita Care Management AG	CH	Zurich Versicherungs-Gesellschaft AG	30.00
ADAC Autoversicherung AG	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	51.00
Afterland Limited	GB	Zurich Assurance Ltd	100.00
AG Haus der Wirtschaft	DE	Zurich Versicherungs-Gesellschaft AG	8.16
AIDE Asistencia Seguros y Reaseguros, S.A.—Sociedad Uniper	ES	Zurich Insurance plc, Sucursal en Espana	100.00
Albert Road 1 UK Limited	GB	Zurich Assurance Ltd	100.00
Albert Road 2 UK Limited	GB	Zurich Assurance Ltd	100.00
Allied Dunbar (Staff Pension Plan) Trustee Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Asset Management plc	GB	Allied Dunbar Assurance plc	99.99
Allied Dunbar Asset Management plc	GB	Zurich Trustee Company (UK) Limited	0.01
Allied Dunbar Assurance plc	GB	Zurich Financial Services (UKISA) Limited	100.00
Allied Dunbar Financial Services Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Healthcare Marketing Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar International Fund Managers Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00

Allied Dunbar International Nominees Limited	IM	Allied Dunbar International Fund Managers Limited	100.00
Allied Dunbar Mortgages Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Property Services Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Provident plc	GB	Allied Dunbar Assurance plc	99.99
Allied Dunbar Provident plc	GB	Zurich Trustee Company (UK) Limited	0.001
Allied Zurich Holdings Limited	JE	Zurich Versicherungs-Gesellschaft AG	100.00
Allied Zurich Limited	GB	Zurich Financial Services AG	100.00
American Guarantee and Liability Insurance Company	US	Zurich American Insurance Company	100.00
American Zurich Insurance Company	US	Steadfast Insurance Company	100.00
Anglo American Insurance Company Limited	GB	Anglo American Insurance Group (UK) Limited	0.001
Anglo American Insurance Company Limited	GB	Anglo American Insurance Holdings Limited	99.99
Anglo American Insurance Group (UK) Limited	GB	CMSH Limited	100.00
Anglo American Insurance Holdings Limited	GB	Anglo American Insurance Group (UK) Limited	100.00
Aquarius Underwriting Managers (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	30.00
Ashdale Land and Property Company Limited	GB	Zurich Insurance plc	100.00
Associated Marine Insurers Agents Pty. Limited	AU	Zurich Financial Services Australia Limited	100.00
Assurance Company of America	US	Maryland Casualty Company	100.00
Company	Domicile	Ownership	%
Baden-Badener Versicherung Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Ballykilliane Holdings Limited	IE	Zurich Insurance plc	100.00
Bansabadell Pensiones, E.G.F.P, S.A.	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	50.00
Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ES	Zurich Versicherungs-Gesellschaft AG	50.00
Bansabadell Vida S.A. de Seguros y Reaseguros	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	50.00
Benefit Finance Partners, L.L.C.	US	Zurich Benefit Finance LLC	50.00
BFP Securities LLC	US	Benefit Finance Partners, L.L.C.	100.00
Bizerba GmbH & Co. KG	DE	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	10.00
Bonner Akademie Gesellschaft fur DV- und Management-Training	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Bonnfinanz Aktiengesellschaft fur Vermogensberatung und Verm	DE	Deutscher Herold Aktiengesellschaft	100.00
Bonus Pensionskassen Aktiengesellschaft	AT	Zurich Versicherungs-Aktiengesellschaft	87.50
BONUS Vorsorgekasse AG	AT	Zurich Versicherungs-Aktiengesellschaft	50.00
Bristlecourt Limited	GB	Zurich Assurance Ltd	100.00
CAN Seguros Generales SA	ES	Zurich Versicherungs-Gesellschaft AG	50.00
Cayley Aviation Ltd.	BM	Zurich Insurance Company Ltd, Bermuda Branch	100.00
Centre Financial Services Holdings Limited	BM	Centre Group Holdings Limited	100.00
Centre Group Holdings (U.S.) Limited	US	Centre Solutions (Bermuda) Limited	100.00
Centre Group Holdings Limited	BM	CMSH Limited	100.00
Centre Insurance Company	US	Centre Solutions (U.S.) Limited	100.00
Centre Insurance International Company	IE	Centre Solutions (Bermuda) Limited	100.00
Centre Kate Inc. 1	US	Zurich Structured Finance, Inc.	100.00
Centre Kate Inc. 2	US	Zurich Structured Finance, Inc.	100.00
Centre Life Insurance Company	US	Centre Solutions (U.S.) Limited	100.00
Centre Reinsurance (U.S.) Limited	BM	Centre Group Holdings (U.S.) Limited	100.00
Centre Reinsurance International Company	IE	Centre Solutions (Bermuda) Limited	99.99
Centre Reinsurance International Company	IE	Orange Stone Reinsurance	0.002
Centre Solutions (Bermuda) Limited	BM	Centre Group Holdings Limited	100.00
Centre Solutions (U.S.) Limited	BM	Centre Group Holdings (U.S.) Limited	100.00
Chilena Consolidada Seguros de Vida S.A.	CL	Inversiones Suizo Chilena S.A.	98.98

Chilena Consolidada Seguros Generales S.A.	CL	Chilena Consolidada Seguros de Vida S.A.	7.41
Chilena Consolidada Seguros Generales S.A.	CL	Inversiones Suizo Chilena S.A.	82.73
City of London Insurance Company Limited	GB	Eagle Star Insurance Company Limited	100.00
CMSH Limited	BM	Zurich Insurance Company Ltd, Bermuda Branch	35.30
CMSH Limited	BM	Zurich Versicherungs-Gesellschaft AG	64.70
COFITEM-COFIMUR	FR	Zurich Versicherungs-Gesellschaft AG	12.41
Colonial American Casualty and Surety Company	US	Fidelity and Deposit Company of Maryland	100.00
Community Trust Services Limited	GB	Zurich Community Trust (UK) Limited	99.00
Community Trust Services Limited	GB	Zurich Financial Services (UKISA) Nominees Limited	1.00
Concisa Vorsorgeberatung und Management AG	AT	Bonus Pensionskassen Aktiengesellschaft	100.00
Concourse Skelmersdale Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Conduit Street Properties Limited	GB	Zurich Assurance Ltd	100.00
Consultores de Pensiones Grupo Zurich, S.A.—Sociedad Unipe	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	100.00
CP Holding Limited	VG	Zurich Insurance Company Ltd, Bermuda Branch	100.00
Cramson (Malaysia) Bhd	MY	MCIS Zurich Insurance Berhad	100.00
Crimpland Limited	GB	Zurich Assurance Ltd	100.00
Crown Management Services Limited	US	CMSH Limited	100.00
Company	Domicile	Ownership	%
CTH Affordable Housing Corporation	US	Zurich Structured Finance, Inc.	100.00
CTH Affordable Housing Investor, Inc.	US	CTH Affordable Housing Corporation	100.00
CTH AHP Corporation	US	CTH Affordable Housing Corporation	100.00
CTH MHP, L.L.C.	US	CTH Affordable Housing Investor, Inc.	100.00
CTH Special General Partner, Inc.	US	CTH Affordable Housing Corporation	100.00
CTH WNC, Inc.	US	CTH Affordable Housing Corporation	100.00
CTH/Landmark SLP, Inc.	US	CTH Affordable Housing Corporation	100.00
Cursud N.V.	AN	Zurich Versicherungs-Gesellschaft AG	100.00
DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
DB Vita S.A.	LU	Deutscher Herold Aktiengesellschaft	25.00
Delta Wetlands Properties	US	KLMLP 2, LLC	50.00
Delta Wetlands Properties	US	KLMLP 3, LLC	50.00
Deutsche Wohnen AG	DE	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.75
Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	50.00
Deutscher Herold Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.83
Deutscher Pensionsfonds Aktiengesellschaft	DE	Deutscher Herold Aktiengesellschaft	74.90
Deutsches Institut fur Altersvorsorge GmbH	DE	Deutscher Herold Aktiengesellschaft	22.00
Disability Management Services, Inc.	US	Centre Group Holdings (U.S.) Limited	40.00
Dunbar Assets plc	GB	Zurich Bank	100.00
Dunbar Nominees Limited	GB	Dunbar Assets plc	100.00
Dunbar Sports and Social Club Limited	GB	Allied Dunbar Assurance plc	100.00
Eagle Properties (Benoni) (Proprietary) Limited	ZA	Zurich Insurance Company South Africa Limited	100.00
Eagle Star (Fund Management) Limited	GB	Eagle Star Holdings Limited	100.00
Eagle Star (Leasing) Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star (Malta) Limited	MT	Zurich Assurance Ltd	100.00
Eagle Star Computer Services Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Direct (Camberley) Limited	GB	Zurich Insurance Company (U.K.) Limited	100.00
Eagle Star Direct Services Limited	GB	Zurich UK General Services Limited	100.00
Eagle Star Estates Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star European Life Assurance Company Limited	IE	Zurich Life Assurance plc	100.00
Eagle Star Executives Pension Trustee Limited	GB	Zurich Financial Services (UKISA) Limited	100.00

Eagle Star Farms Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Forests Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Fund Services Limited	IE	Zurich Life Assurance plc	100.00
Eagle Star Group Holdings Limited	GB	Eagle Star Holdings Limited	100.00
Eagle Star Group Services Limited	GB	Eagle Star Holdings Limited	100.00
Eagle Star Holding Company of Ireland	IE	Eagle Star Group Holdings Limited	0.001
Eagle Star Holding Company of Ireland	IE	Zurich Assurance Ltd	99.99
Eagle Star Holdings Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Eagle Star Insurance Company Limited	GB	Zurich Insurance plc	100.00
Eagle Star International Services (Ireland) Limited	IE	Eagle Star Holding Company of Ireland	0.0015
Eagle Star International Services (Ireland) Limited	IE	Eagle Star Holdings Limited	99.99
Eagle Star Loans Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Mortgages Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Securities Limited	GB	Zurich Insurance plc	100.00
Eagle Star Software Development Company Limited	IE	Zurich Life Assurance plc	100.00
Edilspettacolo SRL	IT	Zurich Insurance Company Ltd—Rappresentanza Generale per l	35.71
Empire Fire and Marine Insurance Company	US	Zurich American Insurance Company	100.00
Empire Indemnity Insurance Company	US	Zurich American Insurance Company	100.00
Company	Domicile	Ownership	%
Employee Services Limited	GB	Allied Dunbar Financial Services Limited	100.00
Endsleigh Communications Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Developments Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh General Trading Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Independent Financial Services Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Insurance Services Limited	GB	Endsleigh Limited	100.00
Endsleigh Insurances (Brokers) Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Law Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Leasing Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Life & Pensions Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Limited	GB	Zurich Holdings (UK) Limited	100.00
Endsleigh Pension Trustee Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Promotions Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Shopfitting Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Trustee Services Limited	GB	Endsleigh Insurance Services Limited	100.00
ES (Leeds) Nominee Limited	GB	Zurich Assurance Ltd	100.00
ES (Walsall) Nominee Limited	GB	Zurich Assurance Ltd	100.00
ES Camberley Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Camberley Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Cannock Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Cannock Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Coventry Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Coventry Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Dudley Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Dudley Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Hoddesdon Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Hoddesdon Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Plympton Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Plympton Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Ramsgate Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Ramsgate Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
Escape Premium Collection (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	100.00
ESI Financing Limited	GB	Eagle Star Insurance Company Limited	0.001
ESI Financing Limited	GB	Zurich Versicherungs-Gesellschaft AG	99.99
Extremus Versicherung-Aktiengesellschaft	DE	Zurich Insurance plc Niederlassung fur Deutschland	5.00

F.I.G. Holding Company	US	Fire Underwriters Association	69.99
F.I.G. Holding Company	US	Truck Underwriters Association	30.00
F.I.G. Holding Company	US	Farmers Group, Inc.	100.0
Farmers Family Fund	US	Farmers Group, Inc.	100.0
Farmers Group, Inc.	US	Zurich Versicherungs-Gesellschaft AG	87.90
Farmers Group, Inc.	US	Zurich Financial Services AG	12.10
Farmers New World Life Insurance Company	US	Farmers Group, Inc.	100.00
Farmers Reinsurance Company	US	Farmers Group, Inc.	100.00
Farmers Services Corporation	US	Farmers Group, Inc.	100.00
Farmers Services, LLC	US	ZFUS Services, LLC	100.00
Farmers Underwriters Association	US	Farmers Group, Inc.	100.00
Farmers Value Added, Inc.	US	Farmers Group, Inc.	100.00
Fidelity and Deposit Company of Maryland	US	Zurich American Insurance Company	100.00
FIG Holding Company	US	Farmers Group, Inc.	100.00
FIG Leasing Co., Inc.	US	Farmers Group, Inc.	100.00
Fire Underwriters Association	US	Farmers Group, Inc.	100.00
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BO	Zurich Boliviana Seguros Personales S.A.	8.42
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BO	Zurich South America Invest AB	71.58
Company	Domicile	Ownership	%
General Surety & Guarantee Co Limited	GB	Zurich Insurance Company (U.K.) Limited	100.00
Genevoise, Compagnie Immobiliere SA	CH	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Greycaines 1 Jersey Limited	JE	Zurich Assurance Ltd	100.00
Greycaines 2 Jersey Limited	JE	Zurich Assurance Ltd	100.00
Groomlink Limited	GB	Zurich Assurance Ltd	100.00
Grovewood Engineering Limited	GB	Zurich Assurance Ltd	100.00
Grovewood Property Holdings Limited	GB	Eagle Star Holdings Limited	100.00
Hawkcentral Limited	GB	Zurich Assurance Ltd	100.00
Home & Overseas Insurance Company Limited	GB	Eagle Star Insurance Company Limited	100.00
IDI Technology Solutions (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	36.63
Innovaconsulting S.r.I.	IT	Zuritel S.p.A.	40.00
INTEGRA Versicherungsdienst GmbH	AT	Zurich Versicherungs-Aktiengesellschaft	100.00
Inversiones Suizo Chilena S.A.	CL	Inversiones Suizo-Argentina S.A.	0.0001
Inversiones Suizo Chilena S.A.	CL	Zurich Versicherungs-Gesellschaft AG	99.99
Inversiones Suizo-Argentina S.A.	AR	Zurich Lebensversicherungs-Gesellschaft AG	5.00
Inversiones Suizo-Argentina S.A.	AR	Zurich Versicherungs-Gesellschaft AG	95.00
Inversiones ZS America Dos Limitada	CL	Inversiones ZS America SpA	100.00
Inversiones ZS America SpA	CL	ZS Insurance America, S.L.	100.00
Inversiones ZS America Tres SpA	CL	ZS Insurance America, S.L.	100.00
Inversora Alpina, C.A.	VE	Zurich Seguros, S.A.	100.00
Ipsley Street 1 UK Limited	GB	Zurich Assurance Ltd	100.00
Ipsley Street 2 UK Limited	GB	Zurich Assurance Ltd	100.00
Irish National Insurance Company p.l.c.	IE	Zurich Insurance plc	99.99
Isis S.A.	AR	Inversiones Suizo-Argentina S.A.	60.50
Isis S.A.	AR	Zurich Versicherungs-Gesellschaft AG	39.50
IT Innovation Holdings AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Jas. W. King & Co. Limited	GB	Eagle Star Holdings Limited	100.00
Jewell Insurance Agency Ltd	GB	Woodstock Insurance Brokers Limited	100.00
Kennet Road 1 UK Limited	GB	Zurich Assurance Ltd	100.00
Kennet Road 2 UK Limited	GB	Zurich Assurance Ltd	100.00
KLMLP 2, LLC	US	KLMLP, L.P.	100.00
KLMLP 3, LLC	US	KLMLP 2, LLC	100.00
KLMLP, L.P.	US	Zurich American Corporation	75.00
L&L PARK 80 INVESTORS LLC	US	ZI PARK 80 WEST LLC	90.00

Leschi Life Assurance Company	US	Farmers New World Life Insurance Company	100.00
Liquid Underwriting Managers (Pty) Limited	ZA	Zurich Insurance Company South Africa Limited	30.00
Logobrook Limited	GB	Zurich Assurance Ltd	100.00
Lordbourne Limited	GB	Zurich Assurance Ltd	100.00
MAAGNET SYSTEMS SDN BHD	MY	Zurich Versicherungs-Gesellschaft AG	100.00
MAAGNET-SSMS SDN BHD	MY	MAAGNET SYSTEMS SDN BHD	100.00
MALAYSIAN ALLIANCE PROPERTY SERVICES SDN BHD	MY	Zurich Versicherungs-Gesellschaft AG	100.00
Malaysian Assurance Alliance Berhad	MY	Zurich Versicherungs-Gesellschaft AG	100.00
Manon Vision Co., Ltd.	TH	Centre Group Holdings Limited	0.0057
Manon Vision Co., Ltd.	TH	CMSH Limited	0.0066
Manon Vision Co., Ltd.	TH	Zurich Versicherungs-Gesellschaft AG	99.99
Maryland Casualty Company	US	Zurich American Insurance Company	100.00
Maunalua Associates, Inc.	US	Zurich American Corporation	100.00
Mauritian Eagle Insurance Company Limited	MU	Zurich Insurance Company South Africa Limited	15.00
MCIS Zurich Insurance Berhad	MY	Zurich Asia Holdings Ltd.	40.00
Medidata AG	CH	Zurich Versicherungs-Gesellschaft AG	8.85
Mentionland Limited	GB	Zurich Assurance Ltd	100.00
Meritclass Investments Limited	GB	Zurich Assurance Ltd	100.00
Company	Domicile	Ownership	%
MI Administrators, LLC	US	FIG Leasing Co., Inc.	100.00
Minas Brasil Promotora de Servicos S/A	BR	Zurich Minas Brasil Seguros S.A,	100.00
MULTIOTO SERVICES SDN BHD	MY	Zurich Versicherungs-Gesellschaft AG	100.00
Navigators and General Insurance Company Limited	GB	Zurich Insurance plc	100.00
Nearheath Limited	GB	Zurich Assurance Ltd	100.00
New China Life Insurance Company Limited	CA	Zurich Versicherungs-Gesellschaft AG	12.51
NK Zurich Risk Service Co., Ltd.	JP	Zurich Insurance Company Limited	10.00
Northern Insurance Company of New York	US	Maryland Casualty Company	100.00
Oldco B Member Holdings, LLC	US	Centre Group Holdings (U.S.) Limited	100.00
Omnis Investments Limited	GB	Openwork Holdings Limited	90.00
OOO“TPK”	RU	Zurich Insurance Company Ltd.	100.00
Openwork Access Limited	GB	Openwork Holdings Limited	100.00
Openwork Holdings Limited	GB	Allied Zurich Holdings Limited	99.99
Openwork Independent Solutions Limited	GB	Openwork Holdings Limited	100.00
Openwork Limited	GB	Openwork Holdings Limited	100.00
Openwork Market Solutions Limited	GB	Openwork Holdings Limited	100.00
Openwork Services Limited	GB	Openwork Holdings Limited	100.00
Orange Stone Holdings	IE	CMSH Limited	100.00
Orange Stone Reinsurance	IE	Crown Management Services Limited	100.00
Orion Rechtsschutz-Versicherung AG	CH	Zurich Versicherungs-Gesellschaft AG	78.00
Parcelgate Limited	GB	Zurich Assurance Ltd	100.00
Perils AG	CH	Zurich Versicherungs-Gesellschaft AG	11.11
Prematic Service Corporation (California)	US	Farmers Group, Inc.	100.00
Prematic Service Corporation (Nevada)	US	Prematic Service Corporation (California)	100.00
Protektor Lebensversicherungs-AG	DE	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.16
PT Zurich Insurance Indonesia	ID	Zurich Asia Holdings Ltd.	4.31
PT Zurich Insurance Indonesia	ID	Zurich Versicherungs-Gesellschaft AG	91.52
PT Zurich Topas Life	ID	Zurich Versicherungs-Gesellschaft AG	80.00
Real Garant Espana S.L.	ES	Real Garant GmbH Garantiesysteme	100.00
Real Garant GmbH Garantiesysteme	DE	Real Garant Versicherung Aktiengesellschaft	100.00
Real Garant Versicherung Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Red Ruff LLC	US	ZCM Asset Holding Company (Bermuda) Limited	100.00
SA Fire House Limited	ZA	Zurich Versicherungs-Gesellschaft AG	100.00

Sackville Street Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Santander Brasil Seguros S.A.	BR	Santander Seguros S.A.	100.00
Santander Rio Seguros S.A.	AR	Inversiones ZS America SpA	4.00
Santander Rio Seguros S.A.	AR	ZS Insurance America, S.L.	96.00
Santander Seguros de Vida S.A.	CL	Inversiones ZS America Dos Limitada	99.78
Santander Seguros de Vida S.A.	CL	Inversiones ZS America SpA	0.22
Santander Seguros Generales S.A.	CL	Inversiones ZS America Dos Limitada	99.51
Santander Seguros Generales S.A.	CL	Inversiones ZS America SpA	0.49
Santander Seguros S.A.	BR	ZS Insurance America, S.L.	100.00
Santander Seguros Sociedad Anónima	UY	ZS Insurance America, S.L.	100.00
SARL Marofinac	MA	Zurich Versicherungs-Gesellschaft AG	100.00
Saudi National Insurance Company	BH	Zurich Insurance Services (Middle East) EC	5.00
Sceptre Trust Limited	BS	Eagle Star Holdings Limited	0.0002
Sceptre Trust Limited	BS	Eagle Star Insurance Company Limited	99.99
Serviaide Assistencia e Servicos, Lda.	PT	AIDE Asistencia Seguros y Reaseguros, S.A.—Sociedad Uniper	95.00
Serviaide Assistencia e Servicos, Lda.	PT	Serviaide, S.A.—Sociedad Unipersonal	4.99
Serviaide, S.A.—Sociedad Unipersonal	ES	AIDE Asistencia Seguros y Reaseguros, S.A.—Sociedad Uniper	100.00
Company	Domicile	Ownership	%
Servizurich S.A.—Sociedad Unipersonal	ES	Zurich Insurance plc, Sucursal en Espana	100.00
Shire Park Limited	GB	Zurich Assurance Ltd	12.42
Societe Continentale d’Investissement Immobilier SA	FR	Zurich Assurance Ltd	100.00
Solentbar Property Investment Limited	GB	Zurich Assurance Ltd	100.00
South African Nucleare Pool Administrators (Property) Limite	ZA	Zurich Insurance Company South Africa Limited	25.00
South County Services Co., Inc.	US	Sterling Forest LLC	100.00
Spirecharm Limited	GB	Zurich Assurance Ltd	100.00
Staple Inn Holborn Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Stareagle Limited	GB	Zurich Assurance Ltd	100.00
Starpatch Investments Limited	GB	Zurich Assurance Ltd	100.00
Steadfast Insurance Company	US	Zurich American Insurance Company	100.00
Steadfast Santa Clarita Holdings LLC	US	Steadfast Insurance Company	100.00
Sterling Forest LLC	US	Zurich American Insurance Company	99.93
Sterling ISA Managers (Nominees) Limited	GB	Sterling ISA Managers Limited	100.00
Sterling ISA Managers Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Sunley Homes Limited	GB	Zurich Insurance plc	100.00
Swaziland Royal Insurance Corporation	SZ	Zurich Insurance Company South Africa Limited	9.00
Swiss Insurance Management (Hong Kong) Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	99.50
Swiss Insurance Management (Hong Kong) Limited	HK	Zurich Services (Hong Kong) Limited	0.50
TCS Loss Adjusters Limited	GB	Endsleigh Insurance Services Limited	100.00
TDG Tele Dienste GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Techlink Interactive Limited	GB	Technical Connection Limited	100.00
Technical Connection Limited	GB	Zurich Employment Services Limited	51.00
The Liverpool Reversionary Company Limited	GB	Eagle Star Insurance Company Limited	100.00
The Trust Company of Scotland Limited	GB	Zurich Insurance plc	100.00
The Zurich Services Corporation	US	Zurich Holding Company of America, Inc.	100.00
TopReport Schadenbesichtigungs GmbH	AT	Zurich Versicherungs-Aktiengesellschaft	14.29
Toscana Uno SRL	IT	Zurich Insurance Company Ltd—Rappresentanza Generale per l	50.00
Truck Underwriters Assocation	US	Farmers Group, Inc.	100.00
Truck Underwriters Association	US	Farmers Group, Inc.	100.00
Turegum Immobilien AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Universal Underwriters Insurance Company	US	Zurich American Insurance Company	100.00
Universal Underwriters Insurance Services, Inc.	US	Zurich Holding Company of America, Inc.	100.00

Universal Underwriters Life Insurance Company	US	Universal Underwriters Insurance Company	100.00
Universal Underwriters of Texas Insurance Company	US	Universal Underwriters Insurance Company	100.00
Universal Underwriters Service Corporation	US	Zurich Holding Company of America, Inc.	100.00
Zurich F&I Reinsurance T&C	TC	Universal Underwriters Insurance Services, Inc.	100.00
Zurich F&I Reinsurance T&C	TC	Universal Underwriters Services Corporation	100.00
Vehicle Dealer Solutions, Inc.	US	The Zurich Services Corporation	100.00
Vita Lebensversicherungs-Gesellschaft AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Wing Hang Zurich Insurance Company Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	35.00
Women on Wheels Limited	GB	Endsleigh Insurance Services Limited	100.00
Woodstock Insurance Brokers Limited	GB	Endsleigh Insurance Services Limited	100.00
World Travel Protection Canada Inc.	CN	Zurich Canadian Holdings Limited	100.00
Wren Investments Limited	GB	Zurich Whiteley Trust Limited	100.00
Wrightway Underwriting Limited	IE	Ballykilliane Holdings Limited	100.00
Z flex Gesellschaft fur Personaldienstleistungen mbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Z Nominees Limited	JE	Zurich Trust Limited	100.00
Z Secretaries Limited	JE	Zurich Trust Limited	100.00
ZCM (U.S.) Limited	US	ZCM Holdings (Bermuda) Limited	100.00
Company	Domicile	Ownership	%
ZCM Asia Holdings Pty Limited	AU	Zurich Versicherungs-Gesellschaft AG	100.00
ZCM Asset Holding Company (Bermuda) Limited	BM	ZCM Holdings (Bermuda) Limited	100.00
ZCM Holdings (Bermuda) Limited	BM	CMSH Limited	24.29
ZCM Holdings (Bermuda) Limited	BM	CMSH Limited	75.71
ZCM Matched Funding (Bermuda) Limited	BM	ZCM Holdings (Bermuda) Limited	100.00
ZCM Matched Funding Corp.	US	ZCM (U.S.) Limited	100.00
ZCMC II Holdings Limited	IE	ZCM Asset Holding Company (Bermuda) Limited	0.20
ZCMC II Holdings Limited	IE	Zurich Financial Services EUB Holdings Limited	99.80
ZFS Finance (USA) LLC II	US	Zurich Holding Company of America, Inc.	100.00
ZFS Finance (USA) LLC V	US	Zurich Holding Company of America, Inc.	100.00
ZFUS Services, LLC	US	Zurich Holding Company of America, Inc.	100.00
ZG Investments Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	100.00
ZGEE2 Limited	GB	Eagle Star Holdings Limited	100.00
ZGEE3 Limited	GB	Zurich Insurance Company (U.K.) Limited	100.00
ZI Park 80 West LLC	US	Zurich American Insurance Company	100.00
ZNA Services, LLC	US	ZFUS Services, LLC	100.00
Zolmec Limited	JE	Zurich Trust Limited	100.00
ZPC Capital Limited	GB	Zurich Holdings (UK) Limited	100.00
ZS Insurance America, S.L.	ES	Zurich Latin America Holding S.L.—Sociedad Unipersonal	51.00
ZSF 00-1, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 02-1, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 99-2 Tyler House, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 99-3 Aurora, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 99-4, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Apollo Corporation	US	CTH Affordable Housing Corporation	100.00
ZSF Blairville, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Boston Store, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Grant Park, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Idlewild, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Landmark Corporation	US	CTH Affordable Housing Corporation	100.00
ZSF Newport I Corporation	US	CTH Affordable Housing Corporation	100.00
ZSFH LLC	US	Zurich Holding Company of America, Inc.	100.00
ZSG Kfz-ZulassungsservicegesmbH	AT	Zurich Versicherungs-Aktiengesellschaft	33.33
ZSL Financing Limited	GB	Zurich Holdings (UK) Limited	1.00
ZSL Financing Limited	GB	Zurich Specialties London Limited	99.00

Zurich—Companhia de Seguros Vida S.A.	PT	Zurich Finanz-Gesellschaft AG	0.0002
Zurich—Companhia de Seguros Vida S.A.	PT	Zurich Investments Life S.p.A.	0.0002
Zurich—Companhia de Seguros Vida S.A.	PT	Zurich Lebensversicherungs-Gesellschaft AG	99.99
Zurich—Companhia de Seguros Vida S.A.	PT	Zurich Versicherungs-Gesellschaft AG	0.00002
Zurich—Companhia de Seguros Vida S.A.	PT	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	0.0002
Zurich (Sales Management Pension Plan) Trustee Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Administradora General de Fondos S.A.	CL	Chilena Consolidada Seguros de Vida S.A.	99.97
Zurich Administradora General de Fondos S.A.	CL	Inversiones Suizo Chilena S.A.	0.030
Zurich Advice Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	100.00
Zurich Advice Network Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Advisory (HK) Limited	HK	Zurich Assurance Ltd	100.00
Zurich Agency Services Inc.	US	Maryland Casualty Company	100.00
Zurich Alternative Asset Management, LLC	US	Zurich Holding Company of America, Inc.	100.00
Zurich American Corporation	US	Zurich Holding Company of America, Inc.	100.00
Zurich American Insurance Company	US	Zurich Holding Company of America, Inc.	100.00
Zurich American Insurance Company of Illinois	US	American Zurich Insurance Company	100.00
Zurich American Life Insurance Company	US	Zurich American Corporation	100.00
Zurich American Life Insurance Company of New York	US	Zurich American Life Insurance Company.	100.00
Zurich Argentina Cia. de Seguros S.A.	AR	Inversiones Suizo-Argentina S.A.	55.46
Zurich Argentina Cia. de Seguros S.A.	AR	Zurich Versicherungs-Gesellschaft AG	44.54
Zurich Argentina Companía de Seguros de Retiro S.A.	AR	Zurich Argentina Cia. de Seguros S.A.	46.64
Zurich Argentina Companía de Seguros de Retiro S.A.	AR	Zurich Versicherungs-Gesellschaft AG	53.36
Zurich Asia Holdings Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Asset Management Gerente de Fondos Comunes de Inversi	AR	Inversiones Suizo-Argentina S.A.	90.00
Zurich Asset Management Gerente de Fondos Comunes de Inversi	AR	Isis S.A.	10.00
Zurich Assurance (2004) plc	GB	Zurich Assurance Ltd	100.00
Zurich Assurance Ltd	GB	Eagle Star Holdings Limited	100.00
ZURICH Assurances Maroc	MA	SARL Marofinac	30.10
ZURICH Assurances Maroc	MA	Zurich Versicherungs-Gesellschaft AG	67.63
Zurich Australia Limited	AU	Zurich Financial Services Australia Limited	100.00
Zurich Australian Insurance Limited	AU	Zurich Financial Services Australia Limited	100.00
Zurich Australian Insurance Properties Pty Limited	AU	Zurich Australia Limited	40.00
Zurich Australian Insurance Properties Pty Limited	AU	Zurich Australian Insurance Limited	60.00
Zurich Australian Superannuation Pty Limited	AU	Zurich Financial Services Australia Limited	100.00
Zurich Aviation Underwriting Managers SA (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	50.00
Zurich Bank	IE	ZCM Holdings (Bermuda) Limited	0.037
Zurich Bank	IE	ZCMC II Holdings Limited	99.96
Zurich Bank International Limited	IM	Zurich Bank	100.00
Zurich Benefit Finance LLC	US	Zurich Holding Company of America, Inc.	100.00
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DE	Zurich IT Service AG Niederlassung fur Deutschland	82.62
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DE	Zurich Leben Service AG Niederlassung fur Deutschland	17.38
Zurich Building Control Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Canadian Holdings Limited	CN	Zurich Insurance Company Ltd, Canadian Branch	68.82
Zurich Canadian Holdings Limited	CN	Zurich Versicherungs-Gesellschaft AG	31.18
Zurich Capital Markets Inc.	US	ZCM (U.S.) Limited	100.00
Zurich Community Trust (UK) Limited	GB	Zurich Financial Services (UKISA) Limited	50.00
Zurich Community Trust (UK) Limited	GB	Zurich Financial Services (UKISA) Nominees Limited	50.00
Zurich Computer Services Limited	GB	Allied Dunbar Assurance plc	100.00

Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Insurance plc—Rappresentanza Generale per l’Italia	99.95
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Investments Life S.p.A.	0.01
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Life and Pensions S.p.A.	0.01
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Life Assurance plc—Rappresentanza Generale per l’It	0.01
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Life Insurance Italia S.p.A.	0.01
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zuritel S.p.A.	0.01
Zurich Consultancy Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	100.00
Zurich Consultoria de Riesgos, C.A.	VE	Zurich Seguros, S.A.	99.99
Zurich Corredora de Bolsa S.A.	CL	Inversiones Suizo Chilena S.A.	99.00
Zurich Corredora de Bolsa S.A.	CL	Zurich Investments Chile S.A.	0.99
Zurich CZI Management Holding Ltd.	US	Zurich Global Investment Management Inc.	100.00
Company	Domicile	Ownership	%
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DE	Deutscher Herold Aktiengesellschaft	67.54
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	32.46
Zurich Direct Agency Limited	HK	Zurich Advice Limited	100.00
Zurich Distribuidora de Mexico, S.A. de C.V.	MX	Zurich Versicherungs-Gesellschaft AG	99.99
Zurich Distribuidora de Mexico, S.A. de C.V.	MX	Zurich Vida, Companía de Seguros, S.A.	0.002
Zurich E&S Insurance Brokerage, Inc.	US	Zurich American Insurance Company	100.00
Zurich Employment Services Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Zurich Eurolife S.A.	LU	Zurich Lebensversicherungs-Gesellschaft AG	90.00
Zurich Eurolife S.A.	LU	Zurich Versicherungs-Gesellschaft AG	10.000
Zurich Finance (Bermuda) Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Finance (Luxembourg) S.A.	LU	Zurich Lebensversicherungs-Gesellschaft AG	0.08
Zurich Finance (Luxembourg) S.A.	LU	Zurich Versicherungs-Gesellschaft AG	99.92
Zurich Finance (UK) plc	GB	Zurich Financial Services (UKISA) Limited	99.99
Zurich Finance (UK) plc	GB	Zurich Financial Services (UKISA) Nominees Limited	0.002
Zurich Finance (USA), Inc.	US	Zurich Holding Company of America, Inc.	100.00
Zurich Financial Management Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Financial Services (Channel Islands) Limited	JE	Zurich Financial Services (UKISA) Limited	99.91
Zurich Financial Services (Channel Islands) Limited	JE	Zurich Financial Services (UKISA) Nominees Limited	0.09
Zurich Financial Services (Isle of Man) Group Services Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services (Isle of Man) Holdings Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services (Isle of Man) Insurance Manager Ltd	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services (Isle of Man) Reinsurance Company	IM	Zurich Financial Services (Isle of Man) Holdings Limited	100.00
Zurich Financial Services (UKISA) Group Services Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Zurich Financial Services (UKISA) Limited	GB	Allied Zurich Holdings Limited	90.32
Zurich Financial Services (UKISA) Limited	GB	Zurich Insurance plc	9.68
Zurich Financial Services (UKISA) Nominees Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Zurich Financial Services Australia Limited	AU	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services EUB Holdings Limited	IE	ZCM Holdings (Bermuda) Limited	0.08
Zurich Financial Services EUB Holdings Limited	IE	Zurich Financial Services AG	99.92
Zurich Financial Services UK Pension Trustee Limited	GB	Zurich Financial Services (UKISA) Limited	99.00

Zurich Finanz-Gesellschaft AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Global Corporate UK Limited	GB	Zurich Specialties London Limited	100.00
Zurich Global Energy Limited	BM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Global Funding	IE	Zurich Finanz-Gesellschaft AG	0.100
Zurich Global Funding	IE	Zurich Versicherungs-Gesellschaft AG	99.90
Zurich Global Investment Management Inc.	US	Zurich Holding Company of America, Inc.	100.00
Zurich Global, Ltd.	BM	Zurich Holding Company of America, Inc.	100.00
Zurich Group Funding Luxembourg S.A.	LU	Zurich Lebensversicherungs-Gesellschaft AG	0.02
Zurich Group Funding Luxembourg S.A.	LU	Zurich Versicherungs-Gesellschaft AG	99.98
Zurich GSG Limited	GB	Zurich GSH Limited	100.00
Zurich GSH Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Holding Company of America, Inc.	US	Crown Management Services Limited	0.13
Zurich Holding Company of America, Inc.	US	Zurich Versicherungs-Gesellschaft AG	99.87
Zurich Holding Ireland Limited	IE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Holdings (UK) Limited	GB	Zurich Versicherungs-Gesellschaft AG	100.00
Company	Domicile	Ownership	%
Zurich Immobilien Liegenschaftsverwaltungs-GesmbH	AT	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich IMRE AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Independent Wealth Management Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Insurance (Taiwan) Ltd.	TW	Zurich Asia Holdings Ltd.	51.10
Zurich Insurance (Taiwan) Ltd.	TW	Zurich Versicherungs-Gesellschaft AG	48.63
Zurich Insurance Brokers (Beijing) Company Limited	CA	Zurich Insurance Holdings (Hong Kong) Limited	24.51
Zurich Insurance Company (U.K.) Limited	GB	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Botswana Ltd	BW	Zurich Insurance Company South Africa Limited	100.00
Zurich Insurance Company Escritorio de Representacao no Bras	BR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Ltd.	RU	Zurich Interholding Limited	100.00
Zurich Insurance Company Ltd., Beijing Representative Office	CA	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Ltd., Shanghai Representative Offic	CA	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Representative Office—Moscow	RU	Zurich Insurance Company Ltd.	100.00
Zurich Insurance Company South Africa Limited	ZA	SA Fire House Limited	58.95
Zurich Insurance Holding (Cyprus) Ltd	CY	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Holdings (Hong Kong) Limited	HK	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Middle East S.A.L.	LB	Zurich Versicherungs-Gesellschaft AG	99.54
Zurich Insurance plc	IE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	25.07
Zurich Insurance plc	IE	Zurich Holding Ireland Limited	70.41
Zurich Insurance plc	IE	Zurich Insurance Company Ltd—Rappresentanza Generale per l	4.52
Zurich Insurance Services (Middle East) EC	BH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Interholding Limited	RU	Zurich Insurance Holding (Cyprus) Ltd	99.90
Zurich Interholding Limited	RU	Zurich Versicherungs-Aktiengesellschaft	0.10
Zurich Intermediary Group Limited	GB	Zurich Financial Services (UKISA) Limited	99.99
Zurich Intermediary Group Limited	GB	Zurich Financial Services (UKISA) Nominees Limited	0.005
Zurich Internacional de Venezuela, C.A. de Corretaje de Reas	VE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich International (Bermuda) Ltd.	BM	Zurich Insurance Company Ltd, Bermuda Branch	29.27
Zurich International (Bermuda) Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	70.73
Zurich International (UK) Limited	GB	Zurich Specialties London Limited	100.00
Zurich International Life Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00

Zurich International Services (Luxembourg) S.A.	LU	Zurich Eurolife S.A.	0.04
Zurich International Services (Luxembourg) S.A.	LU	Zurich Versicherungs-Gesellschaft AG	99.96
Zurich International Solutions Limited	GB	Zurich Assurance Ltd	100.00
Zurich Invest AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Investment Management AG	CH	Prematic Service Corporation (Nevada)	80.00
Zurich Investment Management AG	CH	Zurich Versicherungs-Gesellschaft AG	20.00
Zurich Investment Management Limited	AU	Zurich Australia Limited	100.00
Zurich Investment Services Limited	BM	CMSH Limited	100.00
Zurich Investments Chile S.A.	CL	Chilena Consolidada Seguros de Vida S.A.	0.084
Zurich Investments Chile S.A.	CL	Inversiones Suizo Chilena S.A.	99.99
Zurich Investments Life S.p.A.	IT	Zurich Insurance Company Ltd—Rappresentanza Generale per l	100.00
Zurich Kunden Center GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Latin America Corporation	US	The Zurich Services Corporation	100.00
Zurich Latin America Holding S.L.—Sociedad Unipersonal	ES	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Company	Domicile	Ownership	%
Zurich Latin American Services S.A.	AR	Inversiones Suizo-Argentina S.A.	6.32
Zurich Latin American Services S.A.	AR	Zurich Versicherungs-Gesellschaft AG	93.68
Zurich Lebensversicherungs-Gesellschaft AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Legal Expenses Underwriting Managers SA (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	100.00
Zurich Leisure Services Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Life and Pensions S.p.A.	IT	Zurich Investments Life S.p.A.	100.00
Zurich Life Assurance plc	IE	Zurich Holding Ireland Limited	100.00
Zurich Life Insurance (Singapore) Pte Ltd	SG	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Life Insurance Italia S.p.A.	IT	Zurich Investments Life S.p.A.	100.00
Zurich Life SA Ltd	ZA	Zurich Insurance Company South Africa Limited	100.00
Zurich Management Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Minas Brasil Seguros S.A,	BR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Pension Trustees Ireland Limited	IE	Zurich Insurance plc	50.00
Zurich Pension Trustees Ireland Limited	IE	Zurich Trustee Services Limited	50.00
Zurich Pension Trustees Limited	GB	Zurich Assurance Ltd	100.00
Zurich Pension Trustees No 2 Company Limited	GB	Zurich Assurance Ltd	100.00
Zurich Pensions Management Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Pensionskassen-Beratung AG	CH	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Zurich Professional Limited	GB	Zurich Holdings (UK) Limited	49.00
Zurich Professional Limited	GB	Zurich Specialties London Limited	51.00
Zurich Properties (Pty) Limited	BW	Zurich Insurance Company Botswana Ltd	100.00
Zurich Properties Pty Limited	AU	Zurich Australia Limited	40.00
Zurich Properties Pty Limited	AU	Zurich Australian Insurance Limited	60.00
Zurich Realty, Inc.	US	The Zurich Services Corporation	100.00
Zurich Rechtsschutz-Schadenservice GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Reliable Insurance Limited	RU	Zurich Insurance Company Ltd.	99.90
Zurich Reliable Insurance Limited	RU	Zurich Interholding Limited	0.10
Zurich Risk Financing SA Limited	ZA	Zurich Insurance Company South Africa Limited	99.99
Zurich Risk Management Services (India) Private Limited	IN	Zurich Asia Holdings Ltd.	1.00
Zurich Risk Management Services (India) Private Limited	IN	Zurich Versicherungs-Gesellschaft AG	99.00
Zurich Risk Services Asia Pacific Sdn Bhd	MY	Zurich Management Services Limited	100.00
Zurich Ruckversicherungs-Gesellschaft AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Santander Seguros Mexico, S.A.	MX	Inversiones ZS America SpA	0.0053
Zurich Santander Seguros Mexico, S.A.	MX	ZS Insurance America, S.L.	99.99

Zurich Seguros, S.A.	VE	Cursud N.V.	69.21
Zurich Service GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Service GmbH	DE	Zurich Versicherungs-Aktiengesellschaft	100.00
Zurich Services (Hong Kong) Limited	HK	Swiss Insurance Management (Hong Kong) Limited	0.029
Zurich Services (Hong Kong) Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	99.99
Zurich Services A.I.E.	ES	AIDE Asistencia Seguros y Reaseguros, S.A.—Sociedad Uniper	0.00008
Zurich Services A.I.E.	ES	Bansabadell Pensiones, E.G.F.P, S.A.	0.00008
Zurich Services A.I.E.	ES	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.008
Zurich Services A.I.E.	ES	Bansabadell Vida S.A. de Seguros y Reaseguros	0.008
Zurich Services A.I.E.	ES	CaixaSabadell Companyia d’Assegurances Generals, S.A.	0.008
Zurich Services A.I.E.	ES	CAN Seguros Generales SA	0.008
Zurich Services A.I.E.	ES	Zurich Insurance plc, Sucursal en Espana	97.18
Company	Domicile	Ownership	%
Zurich Services A.I.E.	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	2.82
Zurich Services Canada Inc.	CN	Zurich Canadian Holdings Limited	100.00
ZURICH SERVIZI ITALIA S.p.A.	IT	Zurich Investments Life S.p.A.	100.00
Zurich Shared Services Ireland Limited	IE	Zurich Holding Ireland Limited	100.00
Zurich Shared Services S.A.	CL	Inversiones Suizo Chilena S.A.	99.99
Zurich Shared Services S.A.	CL	Zurich Investments Chile S.A.	0.013
Zurich Sigorta A.S.	TR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich South America Invest AB	SE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Specialties London Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Structured Finance, Inc.	US	Centre Financial Services Holdings Limited	100.00
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CA	Zurich Insurance Holdings (Hong Kong) Limited	100.00
Zurich Training and Development Services Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Transitional Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Treasury Services Limited	IE	Zurich Financial Services EUB Holdings Limited	100.00
Zurich Trust Limited	JE	Zurich Financial Services (Isle of Man) Holdings Limited	100.00
Zurich Trustee Company (UK) Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Trustee Services Limited	IE	Zurich Life Assurance plc	100.00
Zurich UK General Employee Services Limited	GB	Zurich UK General Services Limited	100.00
Zurich UK General Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Vermogensverwaltungs GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	99.00
Zurich Versicherungs-Aktiengesellschaft	AT	Zurich Versicherungs-Gesellschaft AG	99.98
Zurich Versicherungs-Gesellschaft AG	CH	Zurich Financial Services AG	100.00
Zurich Vertriebs GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Vida e Previdencia S.A.	BR	Zurich Minas Brasil Seguros S.A,	100.00
Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	ES	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Zurich Vida, Companía de Seguros, S.A.	MX	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Warranty Solutions, Inc.	US	American Zurich Insurance Company	100.00
Zurich Whiteley Investment Trust Limited	GB	Zurich Insurance plc	100.00
Zurich Whiteley Trust Limited	GB	Zurich Whiteley Investment Trust Limited	100.00
Zurich, Companía de Seguros, S.A.	MX	Zurich Versicherungs-Gesellschaft AG	99.88
Zuritel S.p.A.	IT	Zurich Insurance Company Ltd—Rappresentanza Generale per l	99.99
Zuritel S.p.A.	IT	Zurich Versicherungs-Gesellschaft AG	0.07

Farmers Insurance Exchange	US	See Note 2
Fire Insurance Exchange	US	See Note 5
Truck Insurance Exchange	US	See Note 8

Note 2: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc, dba Farmers Underwriters Association, which is a subsidiary of Zurich Financial Services AG

Note 5: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Financial Services AG

Note 8: Truck Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Truck Underwriters Association, which is a subsidiary of Zurich Financial Services AG

Country Code Key

AN	Netherlands Antilles	DE	Germany	MU	Mauritius
AR	Argentina	ES	Spain	MX	Mexico
AT	Austria	FR	France	MY	Malaysia
AU	Australia	GB	United Kingdom	PT	Portugal
BH	Bahrain	HK	Hong Kong	RU	Russian Federation
BM	Bermuda	ID	Indonesia	SG	Singapore
BO	Bolivia	IE	Ireland	SZ	Swaziland
BR	Brazil	IM	Isle of Man	TC	Turks & Caicos
BS	Bahamas	IN	India	TH	Thailand
BW	Botswana	IT	Italy	TW	Taiwan
CA	Canada	JE	Channel Islands	US	United States
CH	Switzerland	JP	Japan	UY	Uruguay
CL	Chile	LB	Lebanon	VE	Venezuela
CN	China	LU	Luxembourg	VG	Virgin Islands
CY	Cyprus	MT	Malta	ZA	South Africa

Organizations Affiliated with Farmers New World Life Insurance Company

Company	Domicile	Ownership	%
20th Century Insurance Services, Inc.	NV	21st Century Insurance Group	100.00
21st Century Casualty Company	CA	21st Century Insurance Group	100.00
21st Century Insurance and Financial Services, Inc.	DE	Farmers Insurance Exchange	80.00
21st Century Insurance and Financial Services, Inc.	DE	Fire Insurance Exchange	10.00
21st Century Insurance and Financial Services, Inc.	DE	Truck Insurance Exchange	10.00
21st Century Insurance Company	CA	21st Century Insurance Group	100.00
21st Century Insurance Company of the Southwest	TX	21st Century Insurance Group	100.00
21st Century Insurance Group	DE	Farmers Insurance Exchange	80.00
21st Century Insurance Group	DE	Fire Insurance Exchange	10.00
21st Century Insurance Group	DE	Truck Insurance Exchange	10.00
50th State Risk Management Services, Inc.	HI	Hawaii Insurance Consultants, Ltd.	100.00
21st Century Advantage Insurance Company	MN	21st Century North America Insurance Company	100.00
21st Century Auto Insurance Company of New Jersey	NJ	21st Century Centennial Insurance Company	100.00
21st Century Centennial Insurance Company	PA	Farmers Insurance Exchange	80.00
21st Century Centennial Insurance Company	PA	Fire Insurance Exchange	10.00
21st Century Centennial Insurance Company	PA	Truck Insurance Exchange	10.00
21st Century Indemnity Insurance Company	PA	21st Century Premier Insurance Company	100.00
21st Century National Insurance Company, Inc.	NY	21st Century Security Insurance Company	100.00
21st Century Preferred Insurance Company	PA	21st Century Centennial Insurance Company	100.00
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00
American Federation Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00

Company	Domicile	Ownership	%
21st Century North America Insurance Company	NY	Farmers Insurance Exchange	80.00
21st Century North America Insurance Company	NY	Fire Insurance Exchange	10.00
21st Century North America Insurance Company	NY	Truck Insurance Exchange	10.00
21st Century Superior Insurance Company.	CA	21st Century North America Insurance Company	100.00
21st Century Assurance Company	DE	Farmers Insurance Exchange	80.00
21st Century Assurance Company	DE	Fire Insurance Exchange	10.00
21st Century Assurance Company	DE	Truck Insurance Exchange	10.00
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00
21st Century Pacific Insurance Company	CO	Farmers Insurance Exchange	80.00
21st Century Pacific Insurance Company	CO	Fire Insurance Exchange	10.00
21st Century Pacific Insurance Company	CO	Truck Insurance Exchange	10.00
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00
APEX Adjustment Bureau, Inc.	FL	Bristol West Holdings, Inc.	100.00
Bayview Adjustment Bureau, Inc.	CA	Bristol West Holdings, Inc.	100.00
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Georgia, Inc.	GA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Pennsylvania, Inc.	PA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Texas, Inc.	TX	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00
Civic Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Civic Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00
Coast National Insurance Company	CA	Coast National Holding Company	100.00
Exact Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Exact Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00
Farmers Insurance Co. of Arizona	AZ	Farmers Insurance Exchange	70.00
Farmers Insurance Co. of Arizona	AZ	Truck Insurance Exchange	20.00
Farmers Insurance Co. of Arizona	AZ	Fire Insurance Exchange	10.00
Farmers Insurance Co. of Idaho	ID	Farmers Insurance Exchange	80.05
Farmers Insurance Co. of Idaho	ID	Truck Insurance Exchange	13.30
Farmers Insurance Co. of Idaho	ID	Fire Insurance Exchange	6.65
Farmers Insurance Co. of Oregon	OR	Farmers Insurance Exchange	80.00
Farmers Insurance Co. of Oregon	OR	Truck Insurance Exchange	20.00
Farmers Insurance Co. of Washington	WA	Fire Insurance Exchange	80.00
Farmers Insurance Co. of Washington	WA	Truck Insurance Exchange	20.00
Farmers Insurance Co., Inc.	KS	Farmers Insurance Exchange	90.00
Farmers Insurance Co., Inc.	KS	Fire Insurance Exchange	10.00
Farmers Insurance Exchange	CA	Interinsurance Exchange
Farmers Insurance Hawaii, Inc.	HI	Farmers Insurance Exchange	80.00
Farmers Insurance Hawaii, Inc.	HI	Fire Insurance Exchange	10.00
Farmers Insurance Hawaii, Inc.	HI	Truck Insurance Exchange	10.00
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Co.	100.00
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00
Farmers Texas County Mutual Insurance Company	TX	See Note 1
Farmers Value Added, Inc.	NV	Farmers Group, Inc.	100.00

Company	Domicile	Ownership	%
FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, MI	100.00
FFS Holding, LLC	NV	Mid Century Ins. Co.	100.00
F.I.G. Holding Company	CA	Farmers Group, Inc.	100.00
FIG Leasing Company, Inc.	CA	Farmers Group, Inc.	100.00
Fire Insurance Exchange	CA	Interinsurance Exchange
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00
Foremost County Mutual Insurance Company	TX	See Note 2
Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.00
Foremost Financial Services Corporation	DE	FCOA, LLC	100.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00
Foremost Lloyds of Texas	TX	See Note 3
Foremost Property and Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
GP, LLC	DE	Bristol West Holdings, Inc.	100.00
Hawaii Insurance Consultants, Ltd.	HI	Farmers Insurance Exchange	80.00
Hawaii Insurance Consultants, Ltd.	HI	Fire Insurance Exchange	10.00
Hawaii Insurance Consultants, Ltd.	HI	Truck Insurance Exchange	10.00
i21 Insurance Services	CA	21st Century Insurance Group	100.00
Illinois Farmers Insurance Co.	IL	Farmers Insurance Exchange	100.00
Insurance Data Systems, G.P.	FL	GP, LLC	0.10
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90
Kraft Lake Insurance Agency	MI	FCOA, LLC	100.00
Leschi Life Assurance Company	SC	Farmers New World Life Insurance Company	100.00
MI Administrators, LLC	DE	FIG Leasing Company, Inc.	100.00
Mid Century Insurance Company	CA	Farmers Insurance Exchange	80.00
Mid Century Insurance Company	CA	Fire Insurance Exchange	12.50
Mid Century Insurance Company	CA	Truck Insurance Exchange	7.50
Mid Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00
Neighborhood Spirit Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Neighborhood Spirit Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
21st Century Security Insurance Company	PA	Farmers Insurance Exchange	80.00
21st Century Security Insurance Company	PA	Fire Insurance Exchange	10.00
21st Century Security Insurance Company	PA	Truck Insurance Exchange	10.00
Security National Insurance Company	FL	Bristol West Holdings, Inc.	75.00
Security National Insurance Company	FL	Insurance Data Systems, G.P.	25.00
Texas Farmers Insurance Co.	TX	Farmers Insurance Exchange	86.30
Texas Farmers Insurance Co.	TX	Mid Century Ins. Co.	13.70
Truck Insurance Exchange	CA	Interinsurance Exchange
Veyond Pacific Technology, Inc.	HI	Veyond Pacific Technology Solutions, LLC	100.00
Veyond Pacific Technology Solutions, LLC	HI	Farmers Insurance Hawaii, Inc.	99.92
Veyond Pacific Technology Solutions, LLC	HI	American Pacific Insurance Company, Inc.	0.08
Veyond Technology Solutions, LLC	HI	Farmers Insurance Hawaii, Inc.	92.50
Veyond Technology Solutions, LLC	HI	American Pacific Insurance Company, Inc.	7.50
Veyond Technology, Inc.	HI	Veyond Technology Solutions, LLC	100.00
Western Star Underwriters, Inc.	TX	FCOA, Inc.	100.00

Note 1: Farmers Group, Inc., as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.

Note 2: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.

Note 3: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.

Zurich Insurance Group conducts its primary insurance operations in the United States through two property/casualty groups, each operating INDEPENDENTLY with its own staff:

Zurich U.S. Insurance Group

Farmers Insurance Group

Item 29.	Indemnification

Under its By-Laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended July 15, 2010)

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

SECTION 58.            Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director, Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a) Other Activity. Farmers Financial Solutions, LLC (“FFS”) is the principal underwriter for the Policies. FFS is also the principal underwriter for Farmers Annuity Separate Account A.

(b) Management. The following information is furnished with respect to the officers and directors of FFS:

Name and Principal Business Address	Positions and Offices with FFS
Alan R. Gildemeister[2]	Co-Chairman of the Board of Directors
Dennis J. Lorch[3]	Co-Chairman of the Board of Directors
Frank A. Bonello[4]	Director
Thomas D. Brown[5]	Director
Joe D. Bryant[6]	Director
Joseph Conversino[1]	Assistant Vice President
Bardea C. Huppert[1]	Vice President and Chief Operating Officer
Steven K. Klein[1]	Vice President and Chief Compliance Officer
Steven A. Muramoto[1]	Treasurer and Chief Financial Officer
Doren E. Hohl[7]	Secretary
Adam G. Morris	Assistant Secretary

[1]	The principal business address is 30801 Agoura Road, Bldg. 1, Agoura Hills California 91301.
[2]	The principal business address is 634 Pratt Avenue North, Schaumburg IL 60193.
[3]	The principal business address is 30965 Hwy 25, Advance MO 63730.
[4]	The principal business address is 6300 Loch Moor Drive, Edina MN 55439.
[5]	The principal business address is 2525 E. Euclid, #214, Des Moines IA 50317.
[6]	The principal business address is 1720 S. Broadway, Moore OK 73160.
[7]	The principal business address is 4680 Wilshire Blvd., Los Angeles CA 90010.

(c) Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
FFS	N/A	N/A	$ 9,341,480	$ 2,347,496

Other Compensation. FFS’ sales representatives and their managers are eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements.

Item 31.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (including Rule 38a-1) are maintained by Farmers New World Life Insurance Company at 3003 77 th Avenue, S.E., Mercer Island, Washington 98040, at 2500 Farmers Way, Columbus, OH 43235, and at McCamish Systems, LLC, Insurance Administrators, 6425 Powers Ferry Road, Atlanta, GA 30339.

Item 32.	Management Services

All management contracts are discussed in Part A or Part B.

Item 33.	Fee Representation

Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 17 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Mercer Island, and the State of Washington, on the 30th day of April, 2013.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
(Registrant)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Katherine P. Cody

	Garrett B. Paddor		Katherine P. Cody
	Vice President, Corporate Secretary and General Counsel Farmers New World Life Insurance Company		Senior Vice President and Chief Financial Officer Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(Depositor)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Katherine P. Cody

	Garrett B. Paddor		Katherine P. Cody
	Vice President, Corporate Secretary and General Counsel Farmers New World Life Insurance Company		Senior Vice President and Chief Financial Officer Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

* Nicolas A. Burnet	Chairman of the Board of Directors

* David J. Dietz	Director and President, Chief Executive Officer (Principal Executive Officer)

* Jeffrey J. Dailey	Director

* Kenneth L. Carroll	Director

* Jon C. Porter, Sr.	Director

* John F. Sullivan, Jr.	Director

Katherine P. Cody	Attorney-In-Fact

*	Pursuant to Power of Attorney previous filed or filed herewith.

EXHIBIT INDEX

Exhibit (k)(1)     Opinion of Garrett B. Paddor, Esquire

Exhibit (n)(1)     Consent of PricewaterhouseCoopers LLP